As filed with the Securities and Exchange Commission on December 24, 2009

Registration Nos. 333-

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.

☐ Post-Effective Amendment No.

(Check Appropriate Box or Boxes)

Allianz Funds Multi-Strategy Trust

(Exact Name of Registrant as Specified in Charter)

1345 Avenue of the Americas, New York, NY 10105

(Address of principal executive offices) (Zip code)

(888) 852-3922

(Registrant’s telephone number, including area code)

E. Blake Moore, Jr.

c/o Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, NY 10105

Name and address of agent for service:

Copies of Communications to:

Thomas J. Fuccillo, Esq.

c/o Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, NY 10105

David C. Sullivan, Esq.

Ropes & Gray LLP

One International Place

Boston, MA 02110

Title of securities being registered: Institutional Class

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on January 23, 2010 pursuant to Rule 488.

The Registrant has registered an indefinite amount of its shares of beneficial interest under the Securities Act of 1933, pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon Rule 24f-2, no filing fee is being paid at this time.

This Registration Statement relates solely to the sale of Institutional Class shares of Allianz NACM International Growth Fund.

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

600 WEST BROADWAY – 30TH FLOOR

SAN DIEGO, CALIFORNIA 92101

Nicholas-Applegate International Growth Fund

[•], 2010

Dear Nicholas-Applegate Institutional Funds Shareholder:

We are proposing to reorganize the Nicholas-Applegate International Growth Fund (the “NAIF Fund”), a series of Nicholas-Applegate Institutional Funds (the “NAIF Trust”), into the Allianz NACM International Growth Fund (the “Acquiring Fund”), a series of Allianz Funds Multi-Strategy Trust (the “Allianz Trust”).

Class I and Class II shares of the NAIF Fund would be exchanged on a tax-free basis for Institutional Class shares of the Acquiring Fund with an aggregate net asset value equal to the shares exchanged. The reorganization (the “Merger”) would allow shareholders of the NAIF Fund to continue to invest in a fund whose day-to-day investment management decisions are made by Nicholas-Applegate Capital Management LLC (“NACM”) and which has an identical investment objective and substantially similar strategies to the NAIF Fund. Please see “A. Overview” and Appendix B (“Investment Objective, Principal Investment Strategies and Principal Investments of the Funds and Related Principal Risks”) in the accompanying Prospectus/Proxy Statement for more information about the investment objective and strategies of the Acquiring Fund.

We expect the proposed Merger will offer shareholders of the NAIF Fund the following advantages:

Continuity of Fund management. The Merger would allow shareholders of the NAIF Fund to continue investing in a fund advised by NACM, which is responsible for making day-to-day investment decisions for the NAIF Fund (as sole investment adviser) as well as the Acquiring Fund (as sub-adviser). In addition, the investment objectives and strategies of the NAIF Fund are substantially similar to those of the Acquiring Fund, and the portfolio managers of the NAIF Fund are identical to those of the Acquiring Fund.

Tax-free reorganization. For U.S. federal income tax purposes, the Merger is expected to be tax-free. Provided that the Merger is tax-free, no gain or loss will be recognized by shareholders on the distribution of shares of the Acquiring Fund in exchange for NAIF Fund shares, and the aggregate tax basis of the Acquiring Fund shares received will be the same as the aggregate tax basis of the NAIF Fund shares exchanged therefor. The other tax consequences of the Merger, including the effect of the blending of tax attributes of the NAIF Fund with the Acquiring Fund and the limitations on the use of pre-Merger losses after the Merger, are complex and may vary depending on the circumstances. See “A. Overview—9. What are the U.S. federal income tax consequences of the proposed Merger?” and “C. Information About the Proposed Merger—5. Federal Income Tax Consequences” in the Prospectus/Proxy Statement for more details.

Viability, larger asset base and enhanced prospects for growth. The NAIF Fund has encountered significant obstacles to attracting new shareholders and increasing assets, and as a result, its ongoing viability is uncertain. The Merger would result in a combined fund with a larger asset base (possibly allowing the Acquiring Fund after the Merger to take advantage of breakpoints or other economies of scale). In addition, the Acquiring Fund offers shares through certain distribution channels in which the NAIF Fund does not currently have a presence, including retail channels. This larger distribution base offers better prospects for future growth and the possibility of achieving reduced costs through economies of scale.

Equivalent or lower expenses. The operating expense ratio of the Acquiring Fund shares to be received in the Merger is equal to or lower than the operating expenses of the NAIF Fund shares for which they would be exchanged. However, as described in the Prospectus/Proxy Statement under “A. Overview,” this does not account for certain fee offset arrangements applicable to the NAIF Fund, after the application of which, expenses of the NAIF Fund’s Class II shares are lower than Acquiring Fund expenses. Also, the expenses of the Acquiring Fund are equal to or lower than the NAIF Fund due to an expense limitation by the Acquiring Fund’s investment adviser, which has currently committed to keep such limitation in place only until March 31, 2011.

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Your vote is important.

After reviewing the proposal and considering various alternatives, your Board of Trustees unanimously agreed that the Merger is in the best interests of shareholders of the NAIF Fund and voted to approve the Merger, as more fully described in the accompanying Prospectus/Proxy Statement. Now it is your turn to review the proposal and vote. We urge you to read the accompanying Prospectus/Proxy Statement, which contains important information about the proposed Merger and the Acquiring Fund.

A combined meeting of the shareholders of the NAIF Fund and certain other series of the NAIF Trust involved in separate transactions will be held at [9:00 a.m.], Pacific time, on [March 10], 2010, to vote on the proposed Merger. The meeting will be held at the offices of NACM, 600 West Broadway, 30th Floor, San Diego, CA 92101. If you are not able to attend the meeting, please use the enclosed proxy and envelope to cast your vote so that you will be represented.

No matter how many shares you own, your timely vote is important. If you are unable to attend the meeting, please complete, sign, date and mail the enclosed proxy card promptly, in order to avoid the expense of additional mailings or having NACM, which will be conducting the proxy solicitation on behalf of the NAIF Fund, telephone you. If you have any questions regarding the Prospectus/Proxy Statement, please call NACM at [1-800-551-8043].

Thank you in advance for your participation in this important event.

Sincerely,

/s/ HORACIO A. VALEIRAS
Horacio A. Valeiras, CFA
President

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NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

600 WEST BROADWAY – 30TH FLOOR

SAN DIEGO, CALIFORNIA 92101

Nicholas-Applegate International Growth Fund

NOTICE OF MEETING OF SHAREHOLDERS

[•], 2010

To the Shareholders of Nicholas-Applegate International Growth Fund:

Notice is hereby given that a Meeting of Shareholders of the Nicholas-Applegate International Growth Fund (the “Meeting”) will be held on [March 10, 2010], at [9:00 a.m.], Pacific Time, at the offices of Nicholas-Applegate Capital Management LLC, 600 West Broadway, 30th Floor, San Diego, California 92101, to consider the following:

1.	To approve or disapprove an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Nicholas-Applegate International Growth Fund (the “NAIF Fund”) in exchange for shares of the Allianz NACM International Growth Fund (the “Acquiring Fund”), a series of the Allianz Funds Multi-Strategy Trust, and the assumption by the Acquiring Fund of all of the liabilities of the NAIF Fund, and the distribution of such shares to the shareholders of the NAIF Fund in complete liquidation of the NAIF Fund, all as described in more detail in the attached Prospectus/Proxy Statement.

2.	To consider and act upon such other matters as may properly come before the Meeting and any adjourned session thereof.

Shareholders of record at the close of business on [RECORD DATE], 2010 are entitled to notice of, and to vote at, the Meeting.

By order of the Board of Trustees,

/s/ HORACIO A. VALEIRAS
Horacio A. Valeiras, CFA
President

[DATE], 2010

YOUR VOTE IS IMPORTANT.

AS A SHAREHOLDER OF THE NAIF FUND, YOU ARE ASKED TO ATTEND THE MEETING EITHER IN PERSON OR BY PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. YOUR PROMPT RETURN OF THE PROXY CARD WILL HELP ENSURE A QUORUM AT THE MEETING AND AVOID ADDITIONAL EXPENSES ASSOCIATED WITH FURTHER SOLICITATION. SENDING IN YOUR PROXY WILL NOT PREVENT YOU FROM VOTING YOUR SHARES IN PERSON AT THE MEETING, AND YOU MAY REVOKE YOUR PROXY BY ADVISING THE SECRETARY OF NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS IN WRITING (BY SUBSEQUENT PROXY OR OTHERWISE) OF SUCH REVOCATION AT ANY TIME BEFORE IT IS VOTED.

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ALLIANZ FUNDS MULTI-STRATEGY TRUST

PROSPECTUS/PROXY STATEMENT

[DATE], 2010

Acquisition of the assets of:	By and in exchange for shares of:
Nicholas-Applegate International Growth Fund	Allianz NACM International Growth Fund

a series of: Nicholas-Applegate Institutional Funds (the “NAIF Trust”)	a series of: Allianz Funds Multi-Strategy Trust (the “Allianz Trust”)
600 West Broadway – 30th Floor San Diego, California 92101 (800) 551-8043	1345 Avenue of the Americas New York, New York 10105 (800) 426-0107

The enclosed Prospectus/Proxy Statement relates to the proposed reorganization of Nicholas-Applegate International Growth Fund (the “NAIF Fund”) into the Allianz NACM International Growth Fund (the “Acquiring Fund”) (the “Merger”). The Merger is to be effected through the transfer of all of the assets of the NAIF Fund to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund (the “Merger Shares”) and the assumption by the Acquiring Fund of all of the liabilities of the NAIF Fund, followed by the distribution of the Merger Shares to the shareholders of the NAIF Fund in liquidation of the NAIF Fund. As a result of the proposed transaction, the NAIF Fund will cease to be a separate series of the NAIF Trust.

Because NAIF shareholders are being asked to approve transactions that will result in their holding Acquiring Fund shares, this document also serves as a Prospectus for the Merger Shares of the Acquiring Fund. This Prospectus/Proxy Statement explains concisely what you should know before investing in the Acquiring Fund. Please read it and keep it for future reference. This Prospectus/Proxy Statement is first being mailed to shareholders of the NAIF Fund on or about [MAIL DATE], 2010.

The objective and investment strategies of the Acquiring Fund are substantially similar to those of the NAIF Fund. Please see “A. Overview – 4. How do the investment objectives, policies and restrictions of the NAIF Fund and Acquiring Fund compare?” and Appendix D (“Additional Information about the Fund”), as well as the NAIF Fund Prospectus (defined below), for a discussion of the Acquiring Fund’s and NAIF Fund’s investment strategies.

The Acquiring Fund is a diversified series of the Allianz Trust. The Allianz Trust is an open-end series management investment company, organized as a Massachusetts business trust in 2008. The NAIF Fund is a diversified series of the NAIF Trust. The NAIF Trust is an open-end series management investment company, organized as a Delaware statutory trust in 1992.

A Statement of Additional Information dated [•], 2010 relating to the Prospectus/Proxy Statement (the “Merger SAI”) has been filed with the Securities and Exchange Commission (the “SEC”) and is hereby incorporated into this Prospectus/Proxy statement by reference (File No. 333-             ). The Merger SAI is available upon oral or written request and without charge from the Allianz Trust at the phone number and address provided above. In addition, the following document has been filed with the SEC and is incorporated herein by reference, which means it is considered legally a part of this Prospectus/Proxy Statement:

•	The Prospectus dated August 1, 2009 for Class I, Class II, Class III and Class IV Shares of the NAIF Trust, as supplemented (File No. 333-71469) (the “NAIF Fund Prospectus”).

The following documents have been filed with the SEC and are incorporated into the Merger SAI by reference, which means they are considered legally a part of the Merger SAI:

•	The Allianz Trust’s current Statement of Additional Information, dated November 3, 2009 (File No. 333-148624) (the “Allianz SAI”).

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•

The audited financial statements of the Acquiring Fund’s predecessor fund (a series of the NAIF Trust designated the “Nicholas-Applegate International Growth Fund” which, though having same name, was a different fund from the NAIF Fund) and related report of the independent registered public accounting firm for the fiscal period ended November 30, 2008 included in the Report to Shareholders of the Nicholas-Applegate International Growth Fund (File No. 811-7384).

•

The audited financial statements of the NAIF Fund (which was designated “Nicholas-Applegate International All-Cap Growth Fund” at the time that such statements were issued) and related report of the independent registered public accounting firm for the fiscal year ended March 31, 2009 included in the Annual Report to Shareholders of Class I, Class II, Class III and Class IV Shares of the NAIF Trust (File No. 811-7384).

•	The unaudited financial statements of the Acquiring Fund for the six months ended May 31, 2009 included in the Semi-Annual Report to Shareholders of the Allianz Trust (File No. 811-22167).

•

The unaudited financial statements of the NAIF Fund for the six months ended September 30, 2009 included in the Semi-Annual Report to Shareholders of Class I, Class II, Class III and Class IV Shares of the NAIF Trust (File No. 811-7384).

The NAIF Fund makes available the NAIF Fund Prospectus, its Statement of Additional Information and annual and semi-annual reports, free of charge, on its Web site at www.nacm.com/mf_fundInfo.aspx, and upon oral or written request to the NAIF Trust at the phone number and address provided above.

Each of the documents listed above, as well as proxy materials, reports and other information filed with the SEC by the Allianz Trust and the NAIF Trust, can be viewed online or downloaded from the EDGAR database on the SEC’s Internet site at www.sec.gov. You can inspect and copy information about the Funds by visiting the SEC’s Public Reference Room, at 100 F Street, N.E., Washington, DC 20549. Copies of such filings may be available at the following Commission regional offices: 3 World Financial Center, Suite 400, New York, NY, 10281; 33 Arch Street, 23rd Floor, Boston, MA 02110; 3475 Lenox Road, N.E., Suite 1000, Atlanta, GA 30326; 801 Brickell Avenue, Suite 1800, Miami, FL 33131; 1801 California Street, Suite 1500, Denver, CO 80202; Burnett Plaza, Suite 1900, 801 Cherry Street, Unit 18, Fort Worth, TX 76102; 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036; 44 Montgomery Street, Suite 2600, San Francisco, CA 94104; 175 W. Jackson Blvd., Suite 900, Chicago, IL 60604; and The Mellon Independence Center, 701 Market Street, Philadelphia, PA 19106. You may obtain copies, upon payment of a duplicating fee, by submitting an electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, U.S. Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090. You may need to refer to each Trust’s file number under the Investment Company Act (811-6161 for the Allianz Trust and 811-7384 for the NAIF Trust).

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of the Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

An investment in the Acquiring Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

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A. OVERVIEW

The responses to the questions that follow provide an overview of key points the Acquiring Fund believes are typically of interest to shareholders considering a transaction such as the Merger. For a more complete understanding, please refer to the remainder of the Prospectus/Proxy Statement, which contains additional information and further details about the proposed Merger.

1. What is being proposed?

The Board of Trustees of the NAIF Trust (the “Trustees”) are recommending that you approve the proposed Merger relating to the NAIF Fund as contemplated by an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the NAIF Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and for the assumption by the Acquiring Fund of all of the liabilities of the NAIF Fund. If the Merger is approved by shareholders of the NAIF Fund, all of the assets, subject to liabilities, of the NAIF Fund will be transferred to the Acquiring Fund on the closing date of the transaction (the “Closing Date”), which is expected to be on or about [March 29], 2010. In exchange, the Acquiring Fund will issue and deliver Institutional Class shares of the Acquiring Fund (the “Merger Shares”) to the NAIF Fund with an aggregate net asset value equal to the value of the NAIF Fund’s assets, net of liabilities, and as mentioned above, will also assume all of the liabilities of the NAIF Fund. Immediately following the transfer, the Merger Shares received by the NAIF Fund will be distributed to its shareholders in liquidation of the NAIF Fund. The completion of these transactions will result in (i) shareholders of the NAIF Fund becoming shareholders of the Acquiring Fund and (ii) the liquidation of the NAIF Fund.

Separately from the Merger, the Trustees have proposed that certain other series of the NAIF Trust reorganize into new or existing series of investment companies advised by Allianz Global Fund Management, and that certain other series of the NAIF Trust be liquidated. If these proposed transactions, as well as the Mergers, are consummated, the NAIF Trust will cease to have any active series, and the Trustees may cause the NAIF Trust to be terminated.

2. What will happen to my NAIF Fund shares as a result of the proposed Merger?

Your NAIF Fund shares will be exchanged on a tax-free basis for Merger Shares of the Acquiring Fund with an equal aggregate net asset value on the date of the Merger.

3. Why is the Merger being proposed at this time?

The Trustees, including a majority of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the NAIF Trust or the Allianz Trust (the “Independent Trustees”), carefully considered the anticipated benefits and costs of the proposed Merger, and approved the Merger at a meeting held on November 13, 2009.

In approving the Merger, the Trustees of the NAIF Trust determined that the NAIF Fund’s participation in the proposed Merger would be in the best interests of the NAIF Fund and that the interests of the NAIF Fund’s shareholders would not be diluted as a result of the Merger. The Trustees of the NAIF Trust considered that the proposed Merger is expected to offer shareholders of the NAIF Fund the following advantages:

Continuity of Fund management. The Merger would allow shareholders of the NAIF Fund to continue investing in a fund advised by Nicholas-Applegate Capital Management LLC (“NACM”), which is responsible for making day-to-day investment decisions for the NAIF Fund (as sole investment adviser) as well as the Acquiring Fund (as sub-adviser pursuant to a Sub-Advisory Agreement with Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management”), the investment manager to the Acquiring Fund). In addition, the investment objectives and strategies of the NAIF Fund are substantially similar to those of the Acquiring Fund, and the portfolio managers of the NAIF Fund are identical to those of the Acquiring Fund. Both Allianz Global Fund Management and NACM are wholly-owned indirect subsidiaries of Allianz SE.

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Tax-free reorganization. For U.S. federal income tax purposes, the Merger is expected to be tax-free. Provided that the Merger is tax-free, no gain or loss will be recognized by shareholders on the distribution of shares of the Acquiring Fund in exchange for NAIF Fund shares, and the aggregate tax basis of the Merger Shares received will be the same as the aggregate tax basis of NAIF Fund shares exchanged therefor. The other tax consequences of the Merger, including the effect of the blending of tax attributes of the NAIF Fund with the Acquiring Fund and the limitations on the use of pre-Merger losses after the Merger, are complex and may vary depending on the circumstances. See “A. Overview—9. What are the U.S. federal income tax consequences of the proposed Merger?” and “C. Information About the Proposed Merger—5. Federal Income Tax Consequences” in the Prospectus/Proxy Statement for more details.

Viability, larger asset base and enhanced prospects for growth. The NAIF Fund has encountered significant obstacles to attracting new shareholders and increasing assets, and as a result, its ongoing viability is uncertain. The Merger would result in a combined fund with a larger asset base (possibly allowing the Acquiring Fund after the Merger to take advantage of breakpoints or other economies of scale). In addition, the Acquiring Fund offers shares through certain distribution channels in which the NAIF Fund does not currently have a presence, including retail channels. This larger distribution base offers better prospects for future growth and the possibility of achieving reduced costs through economies of scale.

Equivalent or lower expenses. The operating expense ratio of the Merger Shares are in each case equal to or lower than the operating expenses of the NAIF Fund shares for which they would be exchanged. However, as described under “A. Overview,” this does not account for certain fee offset arrangements applicable to the NAIF Funds after the application of which, NAIF Fund expenses are lower than Acquiring Fund expenses in certain cases. Also, the expenses of the Acquiring Fund are equal to or lower than the NAIF Fund due to an expense limitation by Allianz Global Fund Management, which has currently committed to keep such limitation in place only until March 31, 2011. Furthermore, because the Acquiring Fund does not pay for administrative services through a “unitary fee” as the NAIF Fund does, the expense ratio of the Acquiring Fund after the Merger could be subject to greater fluctuation in the event that expense limitations are not continued past March 31, 2011. (See “5. How do the management fees and other expenses of the NAIF Fund and Acquiring Fund compare, and what are they estimated to be following the Merger?”)

The Trustees recommend that shareholders of the Fund vote FOR approval of the proposed Merger. For a detailed discussion of the Trustees’ deliberations, see “C. Information about the Proposed Merger—Trustees’ Considerations Relating to Proposed Merger.”

4. How do the investment objectives, policies and restrictions of the NAIF Fund and Acquiring Fund compare?

The investment objective of the Acquiring Fund is substantially identical to that of the NAIF Fund, and the investment strategies are substantially similar, though not identical. A comparison of the investment objectives and strategies for the NAIF Fund and the Acquiring Fund is set forth in the table below; a more detailed description of the NAIF Fund’s investment strategies is set forth in the NAIF Fund Prospectus, which is incorporated herein by reference (File No. 333-71469), and of the Acquiring Fund’s investment strategies in Appendix B to this Prospectus/Proxy Statement.

	Nicholas-Applegate International Growth Fund	Allianz NACM International Growth Fund
Investment Objective	The Fund seeks maximum long-term capital appreciation.	The Fund seeks long-term capital appreciation.

Investment Strategy

In pursuing its investment objective, the Fund invests in a diversified portfolio of equity securities of companies primarily located in developed non-U.S. markets.

The Fund normally invests at least 75% of its net assets in common stocks. Under normal

The Fund seeks to achieve its investment objective by normally investing primarily in equity securities of companies located in countries outside of the United States with above-average earnings growth and positioned in what the portfolio managers consider strong growth areas. The Fund normally invests at least 75% of

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Nicholas-Applegate International Growth Fund	Allianz NACM International Growth Fund

conditions, the Fund invests at least 80% of its net assets in the securities of companies that are tied economically to a number of different foreign countries throughout the world. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Fund may also invest in companies located in countries with emerging securities markets and in the securities of issuers with smaller market capitalizations. The Fund may invest up to 20% of its assets in U.S. companies.

NACM conducts “bottom-up” individual company analysis to identify companies that, in NACM’s opinion, represent competitive advantages through a positive change at the company level, offer a sustainable advantage, and whose shares represent a timely investment opportunity. NACM considers companies with these characteristics regardless of domicile or industry, and typically spreads the Fund’s investments among ten or more countries outside of the U.S. Investments are generally in companies with a $1 billion market capitalization or greater. The fund may invest in companies in lesser-developed countries.

The Fund may also lend portfolio securities on a short-term basis, up to 30% of its total assets. NACM expects a high portfolio turnover rate which can be 200% or more.

its assets in equity securities. The Fund intends to allocate its investments among a number of different countries, ordinarily in more than 10 countries outside of the United States, and will normally invest at least 80% of its assets in non-U.S. securities. The Fund will normally focus its investments in developed non-U.S. countries, but reserves the flexibility to invest in emerging market securities as well. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies. The Fund may also invest in initial public offerings (IPOs).

The portfolio managers focus on a bottom-up, growth-oriented analysis of the financial conditions and competitiveness of individual companies worldwide, and allocate the Fund’s assets among countries that they expect to provide the best opportunities for meeting the Fund’s investment objective. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes, or when a more attractive investment candidate is available. The portfolio managers expect a high portfolio turnover rate, which may be 200% or more.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

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The NAIF Fund and the Acquiring Fund have adopted certain fundamental investment policies. Fundamental investment policies cannot be changed as to a fund without the consent of the holders of a majority of the outstanding voting securities of the fund, as such term is defined in the 1940 Act; other investment policies can be changed without shareholder consent. The fundamental investment restrictions of the Acquiring Fund are substantially similar, although not identical to, those of the NAIF Fund. For example:

•

The NAIF Fund has a fundamental investment restriction which prohibits it from purchasing more than 10% of the outstanding voting securities of any one issuer or of any class of voting securities of any one issuer, or from purchasing securities of an issuer for the purpose of exercising control or management. The Acquiring Fund is not subject to such a fundamental restriction, although under the 1940 Act’s diversification requirements, with respect to 75% of its assets it may not purchase more than 10% of the outstanding voting securities of any issuer (not including cash and cash equivalents, government securities (as defined in the 1940 Act) and securities of other investment companies).

•

The NAIF Fund may not purchase securities on margin (except for initial and variation margin and to obtain short-term credit in connection with the clearance of securities transactions); the Acquiring Fund is not subject to such a restriction.

•

The NAIF Fund may make loans of its portfolio securities in an aggregate amount not exceeding 30% of the value of its total assets. The Acquiring Fund may make loans of its portfolio securities to the maximum extent permitted by SEC guidelines, currently 33 1/3% of the value of the Acquiring Fund’s total assets (although the Acquiring Fund currently does not engage in the practice of securities lending).

•

The NAIF Fund may not pledge or in any way transfer as security from indebtedness any securities owned or held by it, except to secure permitted indebtedness (which restriction does not prohibit the Funds from engaging in options, futures and non-U.S. currency transactions). The Acquiring Fund is not subject to such a restriction.

•

The NAIF Fund has a fundamental investment restriction that prohibits it from investing more than 15% of the value of its net assets in securities that at the time of purchase are illiquid. The Acquiring Fund is prohibited from doing so under current SEC guidance and under non-fundamental policies as set forth in the prospectus and statement of additional information of the Allianz Trust, but is not subject to such a fundamental investment restriction.

•

The NAIF Fund has a fundamental investment restriction that prohibits it from purchasing or writing options on securities, except for hedging purposes and then only if (i) aggregate premiums on call options purchased by the Fund do not exceed 5% of its net assets; (ii) aggregate premiums on put options purchased by the Fund do not exceed 5% of its net assets; (iii) not more than 25% of the Fund’s net assets would be hedged; and (iv) not more than 25% of the Fund’s net assets are used as cover for options written by the Fund. The Acquiring Fund is not subject to such a restriction.

NACM and Allianz Global Fund Management believe that the differences in the Funds’ fundamental investment restrictions do not cause NACM to manage the Acquiring Fund’s investment portfolio differently from the way it manages the investment portfolio of the NAIF Fund.

For a more complete understanding of the fundamental investment policies for the NAIF Fund and the Acquiring Fund, please see Appendix C (“Comparison of Fundamental Investment Restrictions”).

5. How do the management fees and other expenses of the NAIF Fund and the Acquiring Fund compare, and what are they estimated to be following the proposed Merger?

The NAIF Fund and the Acquiring Fund each pay a monthly management fee at an annual rate as set forth in the tables below.

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The Acquiring Fund’s administrative fee and expense structure differs from that of the NAIF Fund. While the NAIF Fund pays fees under separate agreements for the advisory and administrative services it requires, these services are provided in a “suite of services” structure. The advisory fee is paid monthly at an annual rate as set forth in the tables below. In addition, the NAIF Fund pays an administrative fee to NACM (serving as administrator), computed as a percentage of average daily net assets of the applicable class, which is effectively an all-in or “unitary” fee. NACM, in turn, provides or procures administrative services for the Fund, and also bears the costs of most third-party administrative services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

In contrast, the Acquiring Fund pays such expenses of its operations directly. Under this structure there is greater likelihood that the Acquiring Fund would obtain economies of scale with respect to administrative costs if it grows in size. However, in contrast to the “unitary” fee structure of the NAIF Fund, there is not a precise and predictable expense level as there is under ordinary circumstances for the NAIF Fund. Furthermore, investors in the Acquiring Fund are not as insulated from price increases in third-party services and from increased expense ratios arising from a decline in net assets.

Pursuant to an Expense Limitation Agreement dated December 17, 2008, Allianz Global Fund Management had contractually agreed to limit, through March 31, 2010, its management fee and/or reimburse the Acquiring Fund to the extent that Total Annual Fund Operating Expenses (excluding interest, taxes, extraordinary expenses and certain credits and other expenses) exceed 1.20% for Institutional Class shares. In connection with the Merger, Allianz Global Fund Management has agreed to amend the Expense Limitation Agreement to limit, through March 31, 2011, its management fee and/or reimburse the Acquiring Fund to the extent that Total Annual Fund Operating Expenses exceed 1.00% for Institutional Class shares.

The following tables show the expenses an investor would incur in connection with making an investment in the NAIF Fund and in the Acquiring Fund. Except as noted, the information in the tables is based on fees and expenses paid by each Fund during its most recent fiscal year, and “pro forma” operating expenses information is based on the fees and expenses that would have been paid by the Acquiring Fund during its most recent fiscal year, had the Merger occurred one year earlier. The examples following the tables will help you compare the cost of investing in the NAIF Fund with the estimated cost of investing in the Acquiring Fund (based on the pro forma fees and expenses shown in the tables). The expense comparison set forth below does not take into account certain expense offsets currently in place for the NAIF Fund. If they did take these offsets into account, NAIF Fund expenses would be lower.

Shareholder Fees (fees paid directly from your investment)

Neither the shares of the NAIF Fund nor the Merger Shares feature any sales charge on purchases, deferred sales charge, redemption fee or any other shareholder fee.

Annual Fund Operating Expenses

Fund and Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses (1)		Total Annual Fund Operating Expenses		Expense Reductions		Net Annual Fund Operating Expenses
Nicholas-Applegate International Growth Fund – Class I	0.85%	None	0.31%		1.16	(2)	—		1.16%
Nicholas-Applegate International Growth Fund – Class II	0.85%	None	0.15		1.00	(2)	—		1.00
Allianz NACM International Growth Fund – Institutional Class	0.85%	None	1.35		2.20		1.00	%(3)	1.20	(3)
Allianz NACM International Growth Fund – Institutional Class (pro forma)	0.85%	None	1.07	(4)	1.92		0.92	(5)	1.00	(5)

(1)	For the NAIF Fund, “Other Expenses” include an administrative fee paid to Allianz Global Fund Management. For the Acquiring Fund, “Other Expenses” are based upon estimated amounts for the Fund’s fiscal year ended November 30, 2009 and include 1.00% in organizational expenses (relating to organization of a new series of the Allianz Trust) estimated to be attributable to Institutional class.

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(2)	The NAIF Fund has arrangements with its brokers, whereby commissions paid by the Fund are used to reduce Fund expenses and offset fees. These offsets will not be available to the Acquiring Fund. If these expense reductions and fee offsets are taken into account, “Total Annual Fund Operating Expenses” for the NAIF Fund share class would be as follows:

NAIF Fund	Total Annual Fund Operating Expenses
Nicholas-Applegate International Growth Fund – Class I	1.04%
Nicholas-Applegate International Growth Fund – Class II	0.93

(3)	Net Annual Fund Operating Expenses reflect the effect of a contractual agreement by Allianz Global Fund Management to waive, through March 31, 2010, its management fee and/or reimburse the Acquiring Fund to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding interest, taxes, extraordinary expenses, and certain credits and other expenses, exceed 1.20% for Institutional Class shares.

(4)	For the Acquiring Fund, Pro Forma “Other Expenses” are based upon estimated amounts for the Fund’s fiscal year ended November 30, 2009 and include 0.18% in organizational expenses, representing the organizing expenses of the Acquiring Fund as a new series of the Trust attributable to Institutional Class shares (estimated to be 1.00% for the Acquiring Fund pre-Merger) spread over the larger asset base of the combined Fund.

(5)	Effective upon consummation of the Merger, Allianz Global Fund Management has agreed to waive contractually, through March 31, 2011, its management fee and/or reimburse the Acquiring Fund to the extent that Total Annual Fund Operating Expenses exceeds 1.00% for Institutional Class shares. Waived expenses may be recouped before the end of the third fiscal year following such waiver under certain conditions.

Example: These Examples are intended to help you compare the cost of investing in the NAIF Fund with the cost of investing in the Acquiring Fund and the cost of investing in other mutual funds.

The Examples (which are based on Net Annual Fund Operating Expenses shown above) assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund and Share Class	1 year	3 years	5 years	10 years
Nicholas-Applegate International Growth Fund – Class I	$122	$384	$673	$1,532
Nicholas-Applegate International Growth Fund – Class II	105	331	580	1,321
Allianz NACM International Growth Fund – Institutional Class	122	381	660	1,455
Allianz NACM International Growth Fund – Institutional Class (pro forma)	102	476	874	1,990

The Examples above do not take into account any offset arrangements that the NAIF Fund has with its brokers. If the offset credits described were applied to the above example, your cost for the 1, 3, 5 and 10 year periods would be as follows:

Fund and Share Class	1 year	3 years	5 years	10 years
Nicholas-Applegate International Growth Fund – Class I	$109	$344	$603	$1,374
Nicholas-Applegate International Growth Fund – Class II	98	308	540	1,228

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Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Each Fund’s portfolio turnover rate for its last fiscal year (except as noted) is set forth below. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

NAIF Fund	Portfolio Turnover	Acquiring Fund	Portfolio Turnover
Nicholas-Applegate International Growth Fund	60%	Allianz NACM International Growth Fund	113	%(1)

(1)	Represents portfolio turnover for the fiscal year ended March 31, 2008, the last twelve-month fiscal period for which data is currently available for the Acquiring Fund (which represents the data of its predecessor fund). On November 14, 2008, in connection with the Acquiring Fund’s reorganization into a series of the Allianz Trust, the Board of Trustees of the Acquiring Fund’s predecessor fund approved a change in fiscal year from March 31 to November 30. Portfolio turnover for the stub period between April 1, 2008 and November 30, 2008 was 29%.

6. How does the investment performance of the Funds compare?

The following information allows you to compare the historical performance of the NAIF Fund and the Acquiring Fund. The information provides some indication of the risks of investing in each Fund by showing changes in its total return from year to year and by comparing each Fund’s average annual returns with those of a broad-based securities market index and, in the case of the Acquiring Fund, a performance average of other similar mutual funds. The bar charts and the adjacent information show performance of the NAIF Fund’s Class I shares, and of the Acquiring Fund’s Institutional Class shares. The performance of other classes would be different from Class I or Institutional Class performance because of the different expenses paid by other share classes. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Please see Appendix D for additional detail on the calculation of performance information of the Acquiring Fund; additional detail for the NAIF Fund is set forth in the NAIF Fund Prospectus, which is incorporated herein by reference (File No. 333-71469). Past performance, before and after taxes, is not necessarily predictive of future performance.

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Nicholas-Applegate International Growth Fund –
Annual Return for Class I Shares

For periods shown in the bar chart:

Best Quarter (4th Qtr 1999): 74.54%

Worst Quarter (3rd Qtr 2008): -21.88%

More Recent Returns (1/1/09-9/30/09): 18.61%

Allianz NACM International Growth Fund –
Annual Return for Institutional Class Shares

For periods shown in the bar chart:

Best Quarter (4th Qtr. 1999): 43.76%

Worst Quarter (4th Qtr. 2008): -22.33%

More Recent Returns (1/1/09-9/30/09): 21.41%

Nicholas-Applegate International Growth Fund – Average Annual Returns

For Periods Ended December 31, 2008:

	1 year	5 years	10 years	Fund Inception
Class I – Before Taxes	-43.60%	6.55%	N/A	4.87%
Class I – After Taxes on Distributions	-44.77%	5.22%	N/A	2.66%
Class I – After Taxes on Distributions and Sale of Fund Shares	-26.66%	6.39%	N/A	3.59%
MSCI EAFE Growth Index (reflects no deduction for fees, expenses or taxes)	-42.46%	1.77%	N/A	-0.98%
MSCI EAFE (reflects no deduction for fees, expenses or taxes)*	-43.06%	2.10%	N/A	0.78%

Class II shares of Nicholas-Applegate International Growth Fund do not have a full year of performance.

Allianz NACM International Growth – Average Annual Returns

For Periods Ended December 31, 2008:

	1 year	5 years	10 years	Fund Inception
Institutional Class – Before Taxes	-43.83%	3.50%	1.92%	5.70%
Institutional Class – After Taxes on Distributions	-46.45%	-1.72%	-0.93%	3.09%
Institutional Class – After Taxes on Distributions and Sale of Fund Shares	-26.02%	3.16%	1.57%	4.85%
MSCI EAFE Index (reflects no deduction for fees or expenses)*	-43.38%	1.66%	0.80%	2.64%
Lipper International Multi-Cap Growth Funds Average (reflects no deduction for fees, expenses or taxes)	-46.85%	1.14%	1.46%	2.92%

*	The NAIF Fund uses a version of the MSCI EAFE Index calculated gross of dividend tax withholding. For the Acquiring Fund, performance data shown for the Index is net of dividend tax withholding, which results in lower reported performance.

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class I and Institutional Class shares only. After-tax returns for other share classes will vary.

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7. Will my dividends be affected by the proposed Merger?

The NAIF Fund and the Acquiring Fund distributes substantially all of their net investment income to shareholders in the form of dividends. The NAIF Fund declares and distributes income dividends to shareholders on an annual basis, and the Acquiring Fund declares and distributes income dividends to shareholders at least annually. Like the NAIF Fund, the Acquiring Fund will distribute any capital gains earned from the sale of portfolio securities to shareholders no less frequently than annually.

Following the Merger, shareholders would continue to be able to reinvest all distributions in additional shares of the same class of the Acquiring Fund at net asset value (“NAV”), or, if such option is specifically elected, to receive all distributions in cash (either paid directly to the shareholder or credited to such shareholder’s account with a broker or other financial intermediary). In addition, following the Merger shareholders could elect to invest distributions in shares of the same class of another series of the Allianz Trust, Allianz Funds or PIMCO Funds that offers that class at NAV.

8. Who manages the Acquiring Fund and how does management of the NAIF Fund differ?

NACM serves as sole investment adviser to the NAIF Fund and is responsible for the management of its portfolio. Allianz Global Fund Management serves as investment adviser to the Acquiring Fund, and has retained NACM to serve as sub-adviser with day-to-day investment responsibility for the Acquiring Fund’s portfolio. As such, NACM would maintain day-to-day investment responsibility over NAIF Fund assets both before and after the proposed Merger. In addition, the individual portfolio managers for the NAIF Fund and Acquiring Fund are the same. Information on the individuals that share responsibility for the management of the Acquiring Fund is provided under “Management of the Funds—The Sub-Adviser” in Appendix D. NACM and Allianz Global Fund Management are both indirect wholly-owned subsidiaries of Allianz SE.

9. What are the U.S. federal income tax consequences of the proposed Merger?

The Merger is expected to be a tax-free reorganization for U.S. federal income tax purposes. Accordingly, it is expected that no gain or loss will be recognized by the NAIF Fund or its shareholders as a result of the Merger, and that the aggregate tax basis of the Merger Shares that NAIF Fund shareholders will receive in exchange for their NAIF Fund Shares will be the same as the aggregate tax basis of the NAIF Fund shares exchanged therefor.

Because the Merger will end the tax year of the NAIF Fund, it may accelerate distributions from the NAIF Fund to shareholders. Specifically, the NAIF Fund will recognize any investment company taxable income and any net capital gains, including gains realized on the disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), in the short tax year ending on the date of the Merger, and will declare and pay a distribution of such income and such net capital gains remaining after reduction of any available capital loss carryforwards to its shareholders on or before that date.

At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for U.S. federal income tax purposes.

While Allianz Global Fund Management does not expect that the NAIF Fund or Acquiring Fund will make any significant dispositions of securities in connection with the proposed Merger, if any such sales occur, the actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the NAIF Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the NAIF Fund’s shareholders as capital-gain dividends (to the extent of net realized long-term capital gains in excess of net realized short-term capital losses, properly designated as capital gain dividends) or ordinary dividends (to the extent of net realized short-term gains in excess of net realized long-term capital losses).

The proposed Merger may pose other tax issues for the Funds and their shareholders. Generally, in a tax-free reorganization, the acquiring fund will succeed to the tax attributes of the target fund, including the target fund’s cost basis in its assets, its unrealized gains and losses and its capital loss carryforwards. The combined Fund resulting from the Merger will have tax attributes that reflect a blending of the tax attributes of the NAIF and Acquiring Fund at the time of the Merger. A transfer of tax benefits may thus occur if, as a consequence of the

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Merger, shareholders of one Fund effectively acquire tax benefits of the other Fund, or lose the tax benefits brought to the Merger by their own Fund. Further, the Internal Revenue Code of 1986, as amended (the “Code”) has loss limitation rules that apply whenever a corporation, including a regulated investment company undergoes an “ownership change,” including in connection with a merger. These rules will limit the extent to which the combined fund can use pre-Merger capital losses (including capital loss carryforwards and unrealized losses above a threshold) to offset the combined Fund’s gains. In addition, the NAIF Fund’s capital loss carryforwards will be permitted to offset only that portion of the Acquiring Fund’s gains for the taxable year of the Merger that is equal to the portion of the Acquiring Fund’s taxable year that follows the date of the Merger (prorated according to the number of days). As a result of the application of these rules, in certain circumstances, shareholders of a Fund may pay taxes sooner, or pay more taxes, than they would have had the Merger not occurred. A summary of the effect of these rules on the Funds the Mergers is provided below.

The estimates of the effect of the transfer of tax benefits between the two Funds and the loss limitation rules described below are based on an hypothetical Merger of the Funds on October 31, 2009, using data as of October 31 and November 30, 2009, and certain assumptions. The tax impact of the Merger will depend on each participating Fund’s relative tax situation at the time of the Merger, which will be different from the tax situation on October 31 or November 30, 2009, such that the tax impacts described herein may not apply at the time of the Merger. In particular, the amount of realized and unrealized gains and losses of each Fund, as well as the size of each Fund, at the time of the Merger will determine the extent to which the Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Merger, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Merger. The tax impact of the Merger could thus differ substantially from that described below.

The Acquiring Fund was the substantially smaller of the two Funds as of October 31, 2009 and so, had the Merger occurred on that date, its losses would have gone “into limitation.” Nonetheless, its historic losses remaining available after the application of the loss limitation rules would have represented a significantly higher percentage of its net assets than is the case for the NAIF Fund, and would have effectively been shared with NAIF Fund shareholders. Therefore, as a result of the “sharing” of the Acquiring Fund losses with NAIF Fund shareholders, a hypothetical Merger on October 31, 2009, would have provided a slight benefit to NAIF Fund shareholders.

Please see “C. Information About the Proposed Transaction – 5. Federal Income Tax Consequences” for additional information.

10. Do the procedures for purchasing, redeeming and exchanging shares of the NAIF Fund and Acquiring Fund differ?

The procedures for purchasing and redeeming shares of the Acquiring Fund generally do not differ significantly from the procedures for purchasing and redeeming shares of the NAIF Fund. Subject to investment minimums and other requirements described under “How to Buy and Sell Shares” in Appendix D, investors may buy and sell shares of the Acquiring Fund through a broker, dealer or other financial intermediary or directly from the Allianz Trust on any day that NAV is determined—ordinarily, each day the New York Stock Exchange is open.

Shareholders of the Acquiring Fund have a broader exchange privilege than shareholders of the NAIF Fund and may exchange their shares at net asset value for shares of any series of the Allianz Trust, Allianz Funds or PIMCO Funds that offers the same class of shares. Under certain circumstances set forth in the Allianz SAI, Acquiring Fund shareholders may also exchange shares at net asset value for shares of a different class. NAIF Fund shareholders may exchange shares for the same class of another series of the NAIF Trust that offers such class. However, the NAIF Trust is expected to be terminated if the Mergers, along with certain other proposed reorganizations and liquidations of NAIF Trust series, are completed.

For more information about purchasing, redeeming and exchanging shares of the Acquiring Fund, please see “How to Buy and Sell Shares” in Appendix D.

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11. Will I be able to redeem shares of the NAIF Fund prior to Closing Date of the proposed Merger?

Yes. Shareholders of the NAIF Fund may redeem their shares at any time prior to the consummation of the Merger. If the Merger takes place, shareholders will still be free at any time to redeem their shares of the Acquiring Fund, for cash at net asset value at the time of such redemption, or to exchange their shares of the Acquiring Fund for a corresponding class of shares of other funds offered by the Allianz Trust, Allianz Funds or PIMCO Funds at net asset value at the time of such exchange.

12. How will I be notified of the outcome of the vote?

If the proposed Merger of the NAIF Fund is approved by shareholders, you will receive confirmation after the Merger is completed indicating the number of Institutional Class shares of the Acquiring Fund you are receiving.

13. Will the number of shares I own change?

The number of shares you own may change, but the total net asset value of the shares of the Acquiring Fund you receive will equal the total net asset value of the shares of the NAIF Fund that you hold at the time of the Merger. Even though the net asset value per share of the Funds may be different, the total net asset value of your holdings (as determined at the time of the Merger) will not change as a result of the Merger.

14. What shareholder vote is required to approve the proposed Merger?

Approval of the Merger requires the approval of the holders of a “majority of the outstanding voting securities” of the NAIF Fund as defined under the 1940 Act, which means the affirmative vote of the lesser of (1) 67% or more of the outstanding voting securities of the NAIF Fund present at the Meeting if more than 50% of the outstanding voting securities of the NAIF Fund are represented at the Meeting in person or by proxy or (2) more than 50% of the outstanding voting securities of the NAIF Fund.

In the event that the proposed Merger does not receive the required shareholder approval, the Trustees may consider such alternatives as they believe may be in the best interests of the NAIF Fund’s shareholders.

B. PRINCIPAL RISK FACTORS

What are the principal risks of the Acquiring Fund, and how do they compare with those of the NAIF Fund?

Because the NAIF Fund and the Acquiring Fund have substantially similar investment strategies, the principal risks of an investment in the Acquiring Fund are generally similar to the principal risks of an investment in the NAIF Fund. One key difference, however, is that the NAIF Fund may engage in securities lending activities while the Acquiring Fund currently does not, and therefore is not subject to the risks implicated by such activities.

Summary descriptions of the principal risks associated with the Acquiring Fund’s principal investment strategies are set forth below (in alphabetical order after the first five risks). Additional information regarding the risks associated with an investment in the Acquiring Fund, as well as the securities and investment techniques appearing below in bold type, is located under “Characteristics and Risks of Securities and Investment Techniques” in Appendix D. There is no guarantee that the Acquiring Fund will achieve its investment objective. It is possible to lose money on an investment in the Acquiring Fund. An investment in the Acquiring Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Allianz NACM International Growth Fund

Market Risk. The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. A principal risk of investing in the Fund is that the investments in its portfolio will decline in value due to factors affecting securities markets generally or particular industries represented in those markets. The values of securities may decline due to general market conditions that are not specifically related to a

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particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets, periods of relative illiquidity, volatility or adverse investor sentiment generally. They may also decline due to factors that disproportionately affect a particular industry, group of related industries or sectors, such as labor shortages or increased production costs and competitive conditions within an industry or sector. The market price of fixed income securities may decline due to changes in interest rates or other factors affecting the fixed income markets generally. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Equity Securities Risk. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities may take the form of shares of common stock of a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. Equity securities also include, among other things, preferred stocks, convertible securities and warrants. The value of a company’s equity securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The value of an equity security may also fall because of factors affecting not just the company, but also companies in the same industry or sector, or in a number of different industries or sectors, such as increases in production costs. The value of a company’s equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates, adverse circumstances involving the credit markets, periods of relative illiquidity, volatility, and perceived or actual instability in the banking and financial service sectors. In addition, because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. To the extent the Fund invests in equity-related instruments it will also be subject to this risk.

The Fund may invest in equity securities of companies that its portfolio managers believe will experience relatively rapid earnings growth (growth securities) or that its portfolio managers believe are selling at a price lower than their true value (value securities). Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the value of growth securities may be more sensitive to changes in current or expected earnings than the value of other securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Emerging Markets Risk. To the extent the Fund invests in non-U.S. securities, it may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. See “Non-U.S. Investment Risk” below. Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities, that is, securities of issuers tied economically to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area (discussed below under “Non-U.S. Investment Risk” and “Focused Investment Risk”) are generally more pronounced with respect to investments in emerging market countries. The Fund may also be subject to this risk if it invests in derivatives or other securities or instruments whose value or returns are related to the value or returns of emerging market securities.

Credit Risk. The Fund is subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security (including a security purchased with securities lending cash collateral if the Fund engages in securities lending), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise to honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

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Currency Risk. To the extent the Fund invests directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or non-U.S. governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Derivatives Risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund’s use of derivatives is discussed in more detail under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in Appendix D and described in more detail under “Investment Objectives and Policies” in the Allianz SAI. The Fund may (but is not required to) use derivatives as part of a strategy designed to reduce exposure to other risks, such as risks associated with changes in interest rates or currency risk. The Fund may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk, and to gain exposure to issuers, indices, sectors, currencies and/or geographic regions. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. Derivatives also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, the Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. The Fund could lose more than the principal amount invested in a derivative instrument and may be subject to the potential for unlimited loss. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful.

Focused Investment Risk. Focusing Fund investments in a small number of issuers, industries, foreign currencies or regions increases risk. A fund that is “non-diversified” because it may invest a significant portion of its assets in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on its net asset value. Some of those issuers also may present substantial credit or other risks. Diversified funds, such as the Fund, that invest in a relatively small number of issuers are subject to similar risks. In addition, the Fund may be subject to increased risk to the extent it focuses investments in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the United States. Similarly, to the extent the Fund focuses investments in a certain type of issuer it is particularly vulnerable to events affecting such type of issuer. Also, the Fund may have greater risk to the extent it invests a substantial portion of its assets in a group of related industries (or “sectors”). The industries comprising any particular sector and investments in a particular foreign currency or in a narrowly defined geographic area outside the United States may share common characteristics, are often subject to similar business risks and regulatory burdens, and react similarly to economic, market, political or other developments.

IPO Risk. Securities purchased in initial public offerings (IPOs) are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to the Fund may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

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Leveraging Risk. Leverage, including borrowing, will cause the value of the Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of derivatives, short sales, reverse repurchase agreements, and when-issued, delayed-delivery or forward commitment transactions. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where the Fund, for any reason, is unable to close out the transaction. In addition, to the extent the Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Fund’s investment returns, resulting in greater losses.

Liquidity Risk. The Fund is subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. Allianz Global Fund Management, NACM and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Smaller Company Risk. The general risks associated with investing in equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Companies with medium-sized market capitalizations also have substantial exposure to these risks.

Turnover Risk. A change in the securities held by the Fund is known as “portfolio turnover.” Higher portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact the Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

C. INFORMATION ABOUT THE PROPOSED MERGER

1. Summary of the Terms of the Merger of the NAIF Fund into the Acquiring Fund

The shareholders of the NAIF Fund are being asked to approve a proposed Merger of the NAIF Fund into the Acquiring Fund pursuant to an Agreement and Plan of Reorganization (the “Agreement”). The following is a brief summary of the principal terms of the Agreement, a form of which is attached to this Prospectus/Proxy Statement as Appendix A. For a more complete understanding of the Agreement, you should read Appendix A.

The Agreement provides, among other things, for the transfer of all the assets of the NAIF Fund to the Acquiring Fund in exchange for (i) the assumption by the Acquiring Fund of all the liabilities of the NAIF Fund and (ii) the issuance to the NAIF Fund of Institutional Class shares of the Acquiring Fund (as defined previously, the “Merger Shares”) with an aggregate net asset value equal to the aggregate net asset value of the Class I or Class II shares of the NAIF Fund then outstanding, all as of the Valuation Time (defined in the Agreement to be as of 4:00

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p.m., Eastern time, on [March 26], 2010, or such other date as may be mutually agreed upon by the NAIF Trust and the Allianz Trust (the “Valuation Date”)). After receipt of the Merger Shares, the NAIF Fund will cause the Merger Shares to be distributed to its shareholders, in complete liquidation of the NAIF Fund. Each Class I and Class II shareholder of the NAIF Fund will receive a number of full and fractional Merger Shares with an aggregate net asset value equal to the aggregate net asset value of the NAIF Fund shares owned by the shareholder immediately prior to the Merger. The distribution of the Merger Shares will be accomplished by the establishment of accounts on the share records of the Acquiring Fund in the names of the NAIF Fund’s shareholders, with each account representing the respective number of full and fractional Merger Shares issued to such shareholder. The Allianz Trust does not expect to issue share certificates with respect to the Acquiring Fund.

The Trustees of the NAIF Trust have voted unanimously to approve the proposed Merger. The Trustees recommend that shareholders of the NAIF Fund also approve the proposed Merger. The actions contemplated by the Agreement and the related matters described therein with respect to the Merger will be consummated only if approved by the affirmative vote of the majority of the outstanding voting securities of the NAIF Fund.

Due to the significant similarities between the portfolios of the NAIF Fund and the Acquiring Fund, Allianz Global Fund Management does not expect that the Funds will make any significant dispositions of securities in connection with the proposed Merger.

In the event that the proposed Merger does not receive the required shareholder approval, the Trustees may consider such alternatives as they believe may be in the best interests of the NAIF Fund’s shareholders.

2. Description of Merger Shares.

Merger Shares of the Acquiring Fund will be issued to shareholders of the NAIF Fund in accordance with the Agreement. The Merger Shares are Institutional Class shares of the Acquiring Fund. The following summarizes key information about Institutional Class shares to help you make your investment decision.

•	You do not pay an initial sales charge when you buy Institutional Class shares. The full amount of your purchase payment is invested initially.

•	Institutional Class shares are not subject to a contingent deferred sales charge.

•	Institutional Class shares are not subject to 12b-1 distribution and/or service fees.

•	Shares of the Acquiring Fund are not subject to a redemption fee.

3. Trustees’ Considerations Relating to the Proposed Merger.

The Board of Trustees of the NAIF Trust, including a majority of the Independent Trustees, approved the Merger at a meeting held on November 13, 2009. The Independent Trustees of the NAIF Trust were represented by counsel independent of NACM and Allianz Global Fund Management throughout their deliberations.

In approving the Merger, the Trustees of the NAIF Trust determined that the NAIF Fund’s participation in the Merger would be in the best interests of the NAIF Fund, and that the interests of the NAIF Fund’s shareholders would not be diluted as a result of the Merger. The principal factors considered by the Trustees in recommending that shareholders approve the Merger were as follows:

•

The Trustees considered that the NAIF Fund has encountered significant obstacles to attracting new shareholders and increasing assets, and as a result, its ongoing viability is uncertain. The Trustees further considered that the Acquiring Fund distributes shares through certain channels (including retail channels) in which the NAIF Fund does not have a presence, and that this larger distribution base offers better prospects for future growth and the possibility of achieving reduced costs through economies of scale.

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•

The Trustees considered the financial resources and stability of Allianz Global Fund Management, and the distribution capacities and resources of Allianz Global Investors Distributors LLC, the Acquiring Funds’ principal underwriter.

•

The Trustees considered that the Merger would give shareholders broader exchange privileges among funds because shareholders of the Acquiring Fund may exchange into other series of the Allianz Trust, Allianz Funds (an affiliated trust consisting of equity funds) and PIMCO Funds (an affiliated trust consisting primarily of fixed income funds).

•

The Trustees considered that the investment objective, policies and strategies of the NAIF Fund are substantially similar to those of the Acquiring Fund and that the portfolio of the Acquiring Fund would be managed by the same NACM personnel and in accordance with substantially similar investment strategies and techniques utilized in the management of the NAIF Fund’s portfolio prior to the Merger. For these reasons, the Trustees believe an investment in the Acquiring Fund would provide shareholders with an investment opportunity substantially similar to that currently offered by the NAIF Fund.

•

The Trustees considered that the NAIF Fund’s fee structure differs from that of the Acquiring Fund. The Trustees noted that the NAIF Fund pays an advisory fee and also has a “unitary” administrative fee structure by which NACM, in its capacity as administrator, provides or procures administrative services for the NAIF Fund, and also bears the costs of most third-party administrative services required by the NAIF Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs, in return for a fixed annual administrative fee. The Trustees considered that in contrast, the Acquiring Fund pays a single management fee to Allianz Global Fund Management and receives both investment advisory services and certain of the administrative services it requires under its investment management agreement, but that it directly bears the costs of most third-party administrative services, which costs can be expected to vary over time. The Trustees understood that, in the absence of expense limitations, the Acquiring Fund’s fee structure would not provide a precise or predictable expense level, and that investors in the Acquiring Fund would not be as insulated from price increases in third-party services or from expense increases arising from a decline in net assets as would be the case under the NAIF Fund’s fee structure.

•

The Trustees considered that the expense ratios of the Merger Shares issued by the Acquiring Fund will be equal to or lower than the current gross expense ratios of the NAIF Fund shares for which they will be exchanged. The Trustees noted that this was due to an expense limitation agreed to by Allianz Global Fund Management, after the expiration of which on March 31, 2011, the expense ratio of the Merger Shares would be higher than the NAIF Fund shares. The Trustees also noted that the NAIF Fund has “fee offset” arrangements in place that reduce the Fund’s operating expenses but, with respect to offsets arising from securities lending and interest on overnight cash balances, also cause the NAIF Fund to receive less income. The Trustees also noted that the Acquiring Fund will not have any such fee offset arrangements, and therefore the net annual operating expenses for Merger Shares (taking into effect such fee offset arrangements) issued by the Acquiring Fund will in some cases be higher than those of the NAIF Fund shares exchanged in the Merger.

•

The Trustees considered that: (i) shareholders of the NAIF Fund will bear none of the expenses associated with the Merger (other than any brokerage costs, commissions, transfer taxes and similar expenses, and registration fees); and (ii) the Merger will permit NAIF Fund shareholders to keep their investment in an open-end mutual fund without recognition of gain or loss for federal income tax purposes.

•

The Trustees considered that the Merger is proposed in connection with the merger or liquidation of all series of the NAIF Trust and the subsequent deregistration of the NAIF Trust as an investment company.

At a meeting held on December 14, 2009, the Board of Trustees of the Allianz Trust also approved each Merger. However, no approval by Acquiring Fund shareholders is required to consummate the Merger.

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4. Expenses of the Merger

Allianz Global Fund Management and/or its affiliates, and not the NAIF Fund and its shareholders nor the Acquiring Fund and its shareholders, will bear the proxy preparation and solicitation costs of the Merger and the other expenses of the Merger, except that the NAIF Fund and the Acquiring Fund shall bear its respective registration fees, brokerage commissions, dealer mark-ups, transfer taxes and similar expenses, if any, incurred by them in connection with the Merger, including any costs and expenses incurred in connection with any liquidation of assets contemplated by the Merger (which are expected to be minimal).

5. U.S. Federal Income Tax Consequences

As a condition to the NAIF Fund’s obligation to consummate the Merger, the NAIF Fund will receive an opinion from Ropes & Gray LLP, counsel to the Allianz Trust, to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, while the matter is not free from doubt, generally for U.S. federal income tax purposes, except as noted below:

(i)	the acquisition by the Acquiring Fund of the NAIF Fund’s assets solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the NAIF Fund’s liabilities followed by the distribution by the NAIF Fund to its shareholders of shares of the Acquiring Fund in complete liquidation of the NAIF Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the Funds will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)	under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund in exchange for the Merger Shares and the assumption by the Acquiring Fund of all of the liabilities of the NAIF Fund, pursuant to the Agreement;

(iii)	under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets that the Acquiring Fund receives from the NAIF Fund will be the same as the NAIF Fund’s tax basis in such assets immediately prior to such exchange;

(iv)	under Section 1223(2) of the Code, the Acquiring Fund’s holding periods in the assets it receives from the NAIF Fund will include the NAIF Fund’s holding periods in such assets;

(v)	under Section 361 of the Code, no gain or loss will be recognized by the NAIF Fund upon the transfer of its assets to the Acquiring Fund in exchange for Merger Shares and the assumption by the Acquiring Fund of the NAIF Fund’s liabilities, or upon the distribution of the Merger Shares by the NAIF Fund to its shareholders in liquidation;

(vi)	under Section 354 of the Code, no gain or loss will be recognized by shareholders of the NAIF Fund upon the exchange of their shares of the NAIF Fund for Merger Shares;

(vii)	under Section 358 of the Code, the aggregate tax basis of the Merger Shares that a shareholder of the NAIF Fund receives in exchange for his or her NAIF Fund shares will be the same as the aggregate tax basis of the NAIF Fund shares exchanged therefor;

(viii)	under Section 1223(1) of the Code, a NAIF Fund shareholder’s holding period for the Merger Shares received pursuant to the Agreement will be determined by including the shareholder’s holding period for the NAIF Fund shares exchanged therefor, provided that the shareholder held such NAIF Fund shares as capital assets; and

(ix)	the Acquiring Fund will succeed to and take into account the items of the NAIF Fund described in Section 381(c) of the Code, subject, if applicable, to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

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Ropes & Gray will express no view with respect to the effect of the Merger on any transferred asset as to which any unrealized gain or loss is required to be recognized under U.S. federal income tax principles (i) at the end of a taxable year or (ii) upon the termination or transfer thereof without reference to whether such termination or transfer would otherwise be a taxable transaction.

The opinion will be based on certain factual certifications made by officers of the NAIF Trust and the Allianz Trust and will also be based on customary assumptions and may also be subject to certain qualifications. The opinion will state that there is no guarantee that the tax consequences of the Merger will be as described above.

The Allianz Trust will file the tax opinion with the SEC shortly after the completion of the proposed Merger. This summary of the U.S. federal income tax consequences of the proposed Merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the proposed Merger, including the applicability and effect of state, local or non-U.S. tax laws.

6. Differences between the rights of Acquiring Fund shareholders and NAIF Fund shareholders.

Certain differences between the NAIF Trust’s Amended and Restated Declaration of Trust, as amended (the “NAIF Declaration”) and the NAIF Trust’s Amended Bylaws (the “NAIF Bylaws”), on the one hand, and the Allianz Trust’s Amended and Restated Agreement and Declaration of Trust (the “Allianz Declaration”) and the Allianz Trust’s Amended and Restated Bylaws (the “Allianz Trust Bylaws”), on the other, as relating to shareholder voting rights, are summarized below:

Shareholder Voting Requirements—Generally. Under the Delaware Statutory Trust Act (the “Delaware Act”) and the NAIF Declaration and NAIF Bylaws, shareholder voting rights with respect to the NAIF Trust are limited to only (i) the election of Trustees, (ii) the approval of investment advisory contracts, (iii) the termination of the NAIF Trust, (iv) the approval of any merger, consolidation or sale of assets of the NAIF Trust, or of any series or class thereof, (v) certain matters surrounding the incorporation of the NAIF Trust and (vi) such additional matters relating to the NAIF Trust as may be required by the 1940 Act, the Delaware Act or any other applicable law, and as and when the Trustees may consider necessary or desirable. The Allianz Declaration states that shareholders shall have power to vote as is provided for in, and may hold meetings and take actions pursuant to, the provisions of the Allianz Bylaws. The Allianz Bylaws in turn provide details regarding the matters on which shareholders are entitled to vote, the size of the vote required for approval of each matter and the circumstances in which shareholders may call and hold meetings. Under the Allianz Bylaws, shareholders have the right to vote (i) for the election of Trustees, provided, however, that no meeting of shareholders is required to be called for the purpose of electing Trustees unless and until such time as fewer than a majority of the Trustees have been elected by the shareholders, (ii) with respect to any manager or sub-adviser to the extent required by the 1940 Act, (iii) with respect to the termination of the Allianz Trust or any series or class of shares (unless termination is effected by written notice from the Trustees), (iv) with respect to amendments to the Allianz Declaration which may adversely affect the rights of shareholders, (v) to the same extent as the shareholders of a Massachusetts business corporation, with respect to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Allianz Trust or its shareholders and (vi) with respect to such additional matters relating to the Allianz Trust as may be required by law, the Allianz Declaration, the Allianz Bylaws or any registration of the Allianz Trust with the SEC (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Both the NAIF Bylaws and the Allianz Bylaws may be amended by the Trustees without shareholder consent.

The NAIF Declaration provides that the shareholders of all series and all classes shall vote together as a single class; provided, however, that as to any matter (i) with respect to which a separate vote of one or more series or classes thereof is required by the 1940 Act or the provisions of the instrument establishing and designating the series or class, such requirements as to a separate vote by such series or class thereof shall apply in lieu of the shareholders of all series and all classes thereof voting together; and (ii) as to any matter which affects only the interests of one or more particular series or classes thereof, only the shareholders of the one or more affected series or class shall be entitled to vote, and each such series or class shall vote as a separate class. Under the NAIF Declaration, shareholders of one-third of the shares of the NAIF Trust (or class or series thereof) constitute a

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quorum for the transaction of any business, except as may otherwise be required by the 1940 Act or other applicable law. If a quorum is present at a meeting, an affirmative vote by the shareholders holding more than 50% of the shares of the NAIF Trust (or class or series thereof) constitutes the action of the shareholders, unless otherwise required by the 1940 Act or other applicable law. The NAIF Declaration provides that no amendment may be made thereto which would change any rights with respect to any shareholder’s interest in the NAIF Trust by reducing the amount payable thereon upon liquidation, by repealing the limitations on personal liability of any shareholder or trustee, or by diminishing or eliminating any voting rights pertaining thereto, except pursuant to a written certification signed by a majority of the Trustees when authorized to do so by the vote of shareholders holding a majority of the shares (as defined in the 1940 Act) of the NAIF Trust.

Under the Allianz Bylaws, on any matter submitted to a vote of shareholders, all shares entitled to vote are voted by individual series, except when required by law, shares will be voted in the aggregate and not by individual series, or when the Trustees determine that only one or more particular series is affected by a matter under consideration, in which case only affected series vote. The Allianz Bylaws provide that (i) shareholder action, including the election of Trustees, is generally taken by a plurality of votes cast, and (ii) a quorum consists of 30% of the shares entitled to vote. The Allianz Trust Declaration provides that any amendment thereto that adversely affects the rights of shareholders may be adopted only by an instrument in writing signed by a majority of the then Trustees of the Allianz Trust when authorized to do so by the vote of a majority of the shares entitled to vote. However, the Allianz Declaration also provides that if fewer than all shareholders are affected by an amendment, only the vote of the shareholders of those series or classes affected by the amendment shall be required to vote on the amendment. Both the Allianz Bylaws and the NAIF Declaration allow for action by written consent of shareholders.

Shareholder Voting Requirements—Extraordinary Actions. Under the Delaware Act, unless otherwise provided for in the governing instrument, a Delaware statutory trust cannot terminate, amend its charter, merge or consolidate unless approved by the affirmative vote of the trustees and beneficial owners of the statutory trust. The NAIF Declaration requires the approval of a majority of the Trustees and either (i) an affirmative vote by the shareholders holding (a) more than 67% of the shares of the NAIF Trust (or class or series thereof) present or represented at a shareholders’ meeting, provided that shareholders holding more than 50% of the shares of the NAIF Trust are present or represented by proxy at that meeting, or (b) more than 50% of the shares of the NAIF Trust (or class or series thereof), or (ii) in writing without a meeting, consented to by the shareholders of not less than 50% of the shares of the NAIF Trust (or class or series thereof) in order to effect a merger or consolidation or sale of all or substantially all of the assets of the NAIF Trust, or any series or class thereof, as the case may be. The NAIF Declaration provides that the NAIF Trust may be terminated (i) by the affirmative vote of shareholders holding two-thirds of the shares in the Nicholas-Applegate Trust, (ii) by a written certification signed by the majority of the Trustees and consented to by shareholders holding two-thirds of the shares in the NAIF Trust or (iii) by the Trustees upon written notice to the shareholders. The NAIF Declaration provides that it may be amended, except as discussed above under “Shareholder Voting Requirements—Generally,” by the written consent or vote of a majority of the Trustees.

Neither the Allianz Declaration nor the Allianz Bylaws require any shareholder vote to approve extraordinary actions of the Allianz Trust. However, under the Allianz Bylaws, shareholders would be entitled to vote on such matters if the Allianz Trust’s Trustees deem a shareholder vote to be necessary or desirable. There can be no assurance that the Allianz Trust’s Trustees would reach a conclusion that it would be necessary or desirable for shareholders to approve or disapprove a merger where a series of the Allianz Trust was not the survivor in the future or that they would do so in all cases.

It is not expected that any of the Trustees of the NAIF Trust, who currently serve as the Trustees of the NAIF Fund, will serve on the Board of Trustees of the Allianz Trust. Accordingly, different Trustees will have ultimate responsibility for the oversight and management of the applicable assets subsequent to the Merger.

For a discussion of the principal differences between the between the legal structures of the NAIF Trust and the Allianz Trust, please see Appendix F (“Comparison of Legal Structures and Organizational Documents”).

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7. Existing and Pro Forma Capitalization.

The following tables show on an unaudited basis the capitalization of the NAIF Fund and Acquiring Fund as of May 31, 2009, and for the Acquiring Fund on a pro forma combined basis, giving effect to the proposed Merger as of that date:

	Amounts in thousands, except per share amounts
	Nicholas-Applegate International Growth Fund	Allianz NACM International Growth Fund	Pro Forma Adjustment	Allianz NACM International Growth Fund Pro Forma Combined*
Net Assets
Class I	$20,769,875	N/A	$(20,769,875)	N/A
Class II	$8,281,192	N/A	$(8,281,192)	N/A
Institutional Class	N/A	$6,664,005	$29,051,067	$35,715,072
Net Asset Value per Share
Class I	$6.53	N/A		N/A
Class II	$6.53	N/A		N/A
Institutional Class	N/A	$3.96		$3.96
Shares Outstanding
Class I	3,179,269	N/A	(3,179,269)	N/A
Class II	1,268,494	N/A	(1,268,494)	N/A
Institutional Class	N/A	1,684,195	7,336,128	9,020,323

*	The pro forma information assumes the Merger was consummated on May 31, 2009, and is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the NAIF Fund on the actual date of the Merger, and the foregoing should not be relied upon to predict the number of shares of the Acquiring Fund that actually will be received on or after such date.

D. INFORMATION ABOUT THE NAIF FUND AND THE ACQUIRING FUND

Payments to Broker Dealers and Other Financial Intermediaries

If you purchase the NAIF Fund or the Acquiring Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Financial Highlights

Financial Highlights for the NAIF Fund and the Acquiring Fund are included in Appendix E.

Other Information

Additional information applicable to the NAIF Fund is incorporated by reference from the NAIF Fund Prospectus (File No. 333-71469). Additional information applicable to each NAIF Fund can also be found in the statement of additional information relating to the NAIF Fund, dated August 1, 2009.

Additional information applicable to the Acquiring Fund is included in Appendix B (“Investment Objective, Principal Investment Strategies, and Principal Investments of the Acquiring Fund and Related Principal Risks”), Appendix C (“Comparison of Fundamental Investment Restrictions”), Appendix D (“Additional

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Information About the Funds”) and Appendix F (“Comparison of Legal Structure and Organizational Documents”). Additional information applicable to the Acquiring Fund can also be found in the Merger SAI, dated [•], 2010.

E. VOTING INFORMATION

Required Vote for the Proposal

Approval of the Merger requires the approval of the holders of a majority of the outstanding voting securities of the NAIF Fund in accordance with the requirements under the 1940 Act, which means the affirmative vote of the lesser of (1) 67% or more of the outstanding voting securities of the NAIF Fund present at the Meeting if more than 50% of the outstanding voting securities of the NAIF Fund are represented at the Meeting in person or by proxy or (2) more than 50% of the outstanding voting securities of the NAIF Fund. No vote of shareholders of the Acquiring Fund is needed to approve the Merger.

Record Date; Quorum, Adjournments and Methods of Tabulation

Shareholders of the NAIF Fund as of [RECORD DATE], 2010, the Record Date, will be entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders are entitled to one vote for each share held, and each fractional share shall be entitled to a proportional fractional vote. The holders of one-third of the shares of the NAIF Fund outstanding as of the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the NAIF Fund at the Meeting. However, pursuant to the approval requirements specified in the 1940 Act and set forth above under “Required Vote for the Proposal,” in order for the Merger to be approved, more than 50% of the NAIF Fund’s shares must be present at the meeting or represented by proxy.

Shares represented by timely, duly executed proxies will be voted as you instruct. If no specification is made with respect to the proposal, shares will be voted FOR the proposal. Proxies may be revoked at any time before they are exercised by sending a written revocation that is received by the Secretary of the NAIF Trust prior to any such exercise, by properly executing a later-dated proxy or by attending the Meeting and voting in person.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the NAIF Trust as tellers for the Meeting. Tellers will count the total number of votes cast “for” approval of the Merger proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count all shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., proxies representing shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Because these shares will be counted as present, but not as voting in favor of the proposal, these shares will have the same effect as if they cast votes against the proposal.

The solicitation of proxies by personal interview, mail and telephone may be made by officers and Trustees of the NAIF Trust, and officers and employees of NACM, its affiliates and other representatives and agents of the NAIF Trust and representatives of broker-dealers and other financial intermediaries. The NAIF Trust does not expect to retain a third-party solicitor in connection with seeking shareholder approval for the Merger. Instead NACM intends to solicit shareholder approval in its capacity as administrator to the NAIF Fund Any costs of the Meeting will be borne by Allianz Global Fund Management, NACM or their affiliates and not by the NAIF Fund or the Acquiring Fund.

Adjournments. In the event that a quorum is not present for purposes of acting on the proposal, or if sufficient votes in favor of the proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal and will not vote any proxies that direct them to abstain from voting on the proposal.

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The costs of any additional solicitation and of any adjourned session will be borne by Allianz Global Fund Management or its affiliates. A proposal for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to another proposal (if any).

Electronic Voting. In addition to voting by mail, Fund shareholders may also give their voting instructions via the Internet or by touch-tone telephone by following the instructions enclosed with the proxy card.

Telephone Voting. Fund shareholders may give voting instructions over the telephone by calling [PHONE]. A representative of NACM will answer shareholder calls. When receiving shareholder instructions by telephone, the representative will ask the shareholder for certain identifying information. If the information provided matches the information provided to NACM by the NAIF Trust, then the representative will explain the proxy process. A solicitor is not permitted to recommend to shareholders how to vote, other than to read any recommendation included in the proxy statement. The solicitor will record shareholder instructions and transmit them to the official tabulator.

As the Meeting date approaches, shareholders may receive a call from a representative of NACM if the NAIF Trust has not yet received their vote. The representative may ask shareholders for authority, by telephone or by electronically transmitted instructions, to permit the solicitor to sign a proxy on their behalf. The solicitor will record all instructions it receives from shareholders by telephone or electronically, and the proxies it signs in accordance with those instructions, in accordance with the procedures set forth above. The Trustees of the NAIF Trust believe those procedures are reasonably designed to determine accurately the shareholder’s identity and voting instructions.

Voting by Mail or Facsimile. If shareholders wish to participate in the Meeting, but do not wish to give a proxy by telephone or via the Internet, shareholders can still complete, sign and mail or fax the proxy card received with the proxy statement by following the instructions enclosed with the proxy card, or they can attend the Meeting in person.

The table below shows the number of issued and outstanding voting shares of the NAIF Fund as of [RECORD DATE], 2010.

Fund and Class of Fund Shares	Number of Shares Outstanding and Entitled to Vote
Nicholas-Applegate International Growth Fund
Class I
Class II

As of [RECORD DATE], 2010, to the best knowledge of the NAIF Fund and the Acquiring Fund, the following persons owned of record or beneficially 5% or more of the outstanding shares of the NAIF Fund or the Acquiring Fund:

Shareholder Name and Address	Class of Shares Owned	Number of Shares Owned	Percentage of Outstanding Shares Owned	Percentage of Outstanding Shares of Acquiring Fund Owned Upon Consummation of the Merger

25

As of [RECORD DATE], 2010, the officers and Trustees of the NAIF Trust as a group and of the Allianz Trust as a group owned less than 1% of the outstanding shares of the NAIF Fund and the Acquiring Fund, respectively, both beneficially and of record.

The votes of the shareholders of the Acquiring Fund are not being solicited because their approval or consent is not necessary for this transaction.

Shareholder Proposals at Future Meetings

The NAIF Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the NAIF Trust must be received by the NAIF Trust a reasonable time before that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting. Any such proposals, along with any accompanying supporting statement, which together cannot exceed 500 words, should be submitted to Nicholas-Applegate Institutional Funds, 600 West Broadway, 30th Floor, San Diego, California 92101.

Other Matters

The NAIF Fund is not aware of any other matters that are expected to arise at the Meeting. If any other matter should arise, however, the persons named in properly executed proxies have discretionary authority to vote such proxies as they shall decide.

26

Appendix A

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of [—], 2009, by and between Nicholas-Applegate Institutional Funds, a Delaware statutory trust (the “Acquired Fund Trust”) established under the Amended and Restated Agreement and Declaration of Trust dated April 22, 1999, as amended (the “Acquired Fund Trust Declaration of Trust”), on behalf of its series the Nicholas-Applegate International Growth Fund (the “Acquired Fund”), and Allianz Funds Multi-Strategy Trust, a Massachusetts business trust (the “Acquiring Fund Trust” and, together with the Acquired Fund Trust, the “Trusts”) established under the Amended and Restated Agreement and Declaration of Trust dated March 28, 2008 (the “Acquiring Fund Trust Declaration of Trust”), on behalf of its Allianz NACM International Growth Fund (the “Acquiring Fund”).

PLAN OF REORGANIZATION

(a) The Acquired Fund shall sell, assign, convey, transfer and deliver to the Acquiring Fund on the Exchange Date (as defined in Section 4(a)) all of its properties and assets, subject to liabilities. In consideration therefor, the Acquiring Fund shall, on the Exchange Date, assume all the liabilities of the Acquired Fund existing as of the Valuation Time (as defined in Section 4(b)) and deliver to the Acquired Fund a number of full and fractional Institutional Class shares of beneficial interest of the Acquiring Fund (the “Merger Shares”) having an aggregate net asset value equal to the value of the properties and assets of the Acquired Fund attributable to Class I shares and Class II shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to such Class I shares and Class II shares of the Acquired Fund on such date. It is intended that the reorganization described in this Agreement shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”).

(b) Upon consummation of the transactions described in paragraph (a) of this Plan of Reorganization, the Acquired Fund shall distribute in complete liquidation to its Class I and Class II shareholders of record as of the Exchange Date, the full and fractional Merger Shares; each shareholder being entitled to receive that proportion of such Merger Shares which the aggregate net asset value of Class I and/or Class II shares of beneficial interest of the Acquired Fund held by such shareholder bears to the aggregate net asset value of all Class I and Class II shares of the Acquired Fund outstanding on such date. Certificates representing the Merger Shares will not be issued. All issued and outstanding shares of the Acquired Fund and all Acquired Fund shares held in Treasury will simultaneously be cancelled on the books of the Acquired Fund.

(c) As soon as practicable following the liquidation of the Acquired Fund as aforesaid, the Acquiring Fund shall, if it so elects, transfer to the Acquired Fund bare legal title to such portion of the former Acquired Fund assets as the Acquiring Fund designates, to be held by the Acquired Fund as the nominee for or agent on behalf of the Acquiring Fund until the sale of each such respective asset. The entire beneficial ownership interest in all of the former Acquired Fund assets, including those for which the Acquired Fund holds bare legal title, shall at all times remain with the Acquiring Fund. The Acquiring Fund and the Acquired Fund recognize that for all purposes of this Agreement all of the Acquired Fund assets shall have been transferred to the Acquiring Fund as of the Exchange Date and that the Acquiring Fund shall retain the entire beneficial ownership interest therein, notwithstanding the subsequent holding by the Acquired Fund of bare legal title to a portion of those assets, as designated by the Acquiring Fund, as nominee for or agent on the behalf of the Acquiring Fund. For tax and accounting purposes for all periods after the Exchange Date, the Acquiring Fund shall report all of the former Acquired Fund’s assets as assets of the Acquiring Fund on the Acquiring Fund’s balance sheet or other financial statements.

Following the liquidation, the Acquired Fund shall not purchase or otherwise acquire any assets, provided that the Acquired Fund shall accept bare legal title to a portion of the assets beneficially owned by the Acquiring Fund that the Acquiring Fund designates as soon as practicable after the liquidation. The Acquired Fund shall dispose of such assets upon the direction of the Acquiring Fund. The Acquired Fund shall not be permitted to reinvest any cash dividends or other distributions or any cash proceeds from any sale of the assets to which it holds bare legal title on behalf of the Acquiring Fund. The Acquired Fund shall promptly remit any cash distributions, other distributions and cash proceeds from the sale of any such assets to the Acquiring Fund.

As of the first practicable date after which the Acquired Fund no longer holds bare legal title to any of the Acquiring Fund assets and has remitted all income on and proceeds from the sales of such assets to the Acquiring Fund, the Acquired Fund shall be dissolved pursuant to the provisions of the Acquired Fund Trust Declaration of Trust, and applicable law, and its legal existence terminated. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Exchange Date and, if applicable, such later date on which the Acquired Fund is dissolved.

AGREEMENT

The Acquiring Fund Trust, on behalf of the Acquiring Fund, and the Acquired Fund Trust, on behalf of the Acquired Fund, agree as follows:

1. Representations, Warranties and Agreements of the Acquiring Fund.    The Acquiring Fund Trust, on behalf of the Acquiring Fund, represents and warrants to and agrees with the Acquired Fund Trust, on behalf of the Acquired Fund, that:

a. The Acquiring Fund is a duly established and designated series of shares of the Acquiring Fund Trust, an unincorporated voluntary association with transferable shares existing under and by virtue of the laws of The Commonwealth of Massachusetts (commonly known as a Massachusetts business trust), and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Acquiring Fund Trust is qualified as a foreign association or business trust in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquiring Fund Trust or the Acquiring Fund. Each of the Acquiring Fund Trust and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as an investment company and to carry out this Agreement.

b. The Acquiring Fund Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

c. A statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their market values) of the Acquiring Fund as of and for the period ended November 30, 2009, audited by PricewaterhouseCoopers LLP will be furnished to the Acquired Fund prior to the Exchange Date. Such statement of assets and liabilities and schedule will fairly present the financial position of the Acquiring Fund as of such date and said statements of operations and changes in net assets will fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

d. The prospectuses and statement of additional information of the Acquiring Fund, each as in effect as of the date hereof, and each as from time to time amended or supplemented (collectively, the “Acquiring Fund Prospectus”), previously furnished to the Acquired Fund, did not as of its date and does not contain as of the date hereof, with respect to the Acquiring Fund Trust or the Acquiring Fund, any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

e. Other than as disclosed on Schedule 1 to this Agreement, there are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund Trust or the Acquiring Fund, threatened against the Acquiring Fund Trust (with respect to the Acquiring Fund), which assert liability on the part of the Acquiring Fund Trust (with respect to the Acquiring Fund). The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

f. The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those that are or will be shown as belonging to it on its statement of assets and liabilities as of November 30, 2009, and those incurred in the ordinary course of business as an investment company since such date. Prior to the Exchange Date, the Acquiring Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquired Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to November 30, 2009, whether or not incurred in the ordinary course of business.

g. As of the Exchange Date, the Acquiring Fund (i) will have timely filed all federal and other tax returns and reports which are required to have been filed by the Acquiring

Fund, and will have paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received; (ii) will have adequately provided for all tax liabilities on its books and will not have had any tax deficiency or liability asserted against it or question with respect thereto raised; and (iii) will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

h. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

i. There are no material contracts outstanding to which the Acquiring Fund is a party, other than as are or will be disclosed in the Registration Statement (as defined in Section 1(o), the Acquired Fund Proxy Statement (as defined in Section (1)(o)), the Acquiring Fund Prospectus or the registration statement on Form N-1A of the Acquiring Fund Trust.

j. To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquiring Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

k. The Acquiring Fund has met in respect of each taxable year since the commencement of operations, and will meet at all times and through the Exchange Date, the requirements for qualification and treatment as a “regulated investment company” under Sections 851 and 852 of the Code.

l. The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

m. The Merger Shares to be issued to the Acquired Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued, fully paid and, except as set forth in the Registration Statement, non-assessable by the Acquiring Fund Trust or the Acquiring Fund, and no shareholder of the Acquiring Fund Trust or Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

n. All issued and outstanding shares of the Acquiring Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and, except as set forth in the Registration Statement, non-assessable by the Acquiring Fund Trust or the Acquiring Fund. Neither the Acquiring Fund Trust nor the Acquiring Fund has outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund’s shares, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares, except for any conversion rights set forth in the Acquiring Fund Trust’s currently effective Multi-Class Plan adopted under Rule 18f-3 under the 1940 Act.

o. The registration statement filed with the Securities and Exchange Commission (the “Commission”) by the Acquiring Fund Trust on Form N-14 on behalf of the Acquiring Fund and relating to the Merger Shares issuable hereunder (the “Registration Statement”), and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund’s shareholders referred to in Section 7 herein (as amended or supplemented by any amendments or supplements filed with the Commission by the Acquiring Fund Trust, and together with the documents incorporated therein by reference, the “Acquired Fund Proxy Statement”), on the effective date of the Registration Statement (i) complied in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders’ meeting referred to in Section 7 and on the Exchange Date, the prospectus which is contained in the Registration Statement, as amended or supplemented by any amendments or supplements filed with the Commission by the Acquiring Fund Trust, and the Acquired Fund Proxy Statement did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquired Fund Trust and the Acquired Fund for use in the Registration Statement or the Acquired Fund Proxy Statement.

p. The Acquiring Fund Trust satisfies the fund governance standards set forth in Rule 0-1(a)(7)(ii), (iii), (v), (vi) and (vii) under the 1940 Act.

2. Representations, Warranties and Agreements of the Acquired Fund.    The Acquired Fund Trust, on behalf of the Acquired Fund, represents and warrants to and agrees with the Acquiring Fund Trust, on behalf of the Acquiring Fund, that:

a. The Acquired Fund is a duly established and designated series of shares of the Acquired Fund Trust, a Delaware statutory trust duly established and validly existing under the laws of the State of Delaware, and has power to own all of its properties and assets and to carry out this Agreement. The Acquired Fund Trust is qualified as a foreign association or business trust in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquired Fund Trust or the Acquired Fund. Each of the Acquired Fund Trust and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as an investment company and to carry out this Agreement.

b. The Acquired Fund Trust is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

c. A statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their market values) of the Acquired Fund as of and for the year ended March 31, 2009, and an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their market values) of the Acquired Fund as of and for the semi-annual period ended September 30, 2009, audited by PricewaterhouseCoopers LLP, will be furnished to the Acquiring Fund prior to the Exchange Date. Such statement of assets and liabilities and schedule will fairly present the financial position of the Acquired Fund as of such date and said statements of operations and changes in net assets will fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

d. The prospectuses and statement of additional information of the Acquired Fund each as in effect as of the date hereof, and each as from time to time amended or supplemented (collectively, the “Acquired Fund Prospectus”) previously furnished to the Acquiring Fund did not contain as of its date and does not contain as of the date hereof, with respect to the Acquired Fund Trust and the Acquired Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

e. Other than as disclosed on Schedule 2 to this Agreement, there are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquired Fund Trust or the Acquired Fund, threatened against the Acquired Fund Trust or the Acquired Fund, which assert liability on the part of the Acquired Fund Trust or the Acquired Fund. The Acquired Fund Trust knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

f. There are no material contracts outstanding to which the Acquired Fund is a party, other than as are or will be disclosed in the Registration Statement, the Acquired Fund Proxy Statement, the Acquired Fund Prospectus or the registration statement on Form N-1A of the Acquired Fund Trust.

g. The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown on the Acquired Fund’s statement of assets and liabilities as of September 30, 2009, referred to in Section 2(c) hereof, and those incurred in the ordinary course of its business as an investment company since such date. Prior to the Exchange Date, the Acquired Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to September 30, 2009, whether or not incurred in the ordinary course of business.

h. As of the Exchange Date, the Acquired Fund (i) will have timely filed all federal and other tax returns and reports which are required to have been filed by the Acquired Fund, and will have paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received; (ii) will have adequately provided for all tax liabilities on its books and will not have had any tax deficiency or liability asserted against it or question with respect thereto raised; and (iii) will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

i. At the Exchange Date, the Acquired Fund Trust, on behalf of the Acquired Fund, will have full right, power and authority to sell, assign, convey, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of all of the Investments (as defined below), cash and any other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and other properties and assets of the Acquired Fund, whether accrued or contingent (collectively, the “Assets”), subject to no encumbrances, liens or security interests (other than customary liens of custodians for fees) whatsoever and without any restrictions upon the transfer thereof, except for such encumbrances, liens, security interests or restrictions on transfers as disclosed in writing to the Acquiring Fund. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the schedule of its investments as of September 30, 2009, referred to in Section 2(c) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Exchange Date.

j. No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed to the Acquiring Fund by the Acquired Fund.

k. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, the 1940 Act or state securities or blue sky laws.

l. The Acquired Fund has met in respect of each taxable year since the commencement of operations, and will meet at all times and through the Exchange Date, the requirements for qualification and treatment as a “regulated investment company” under Sections 851 and 852 of the Code.

m. To the best of its knowledge, (i) all of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws and (ii) as of the date hereof and on the Exchange Date, the only classes of shares of the Acquired Fund issued and outstanding will be Class I and Class II shares.

n. All issued and outstanding shares of the Acquired Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and, except as set forth in the Acquired Fund Prospectus, non-assessable by the Acquired Fund Trust or the Acquired Fund. Neither the Acquired Fund Trust nor the Acquired Fund has outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund’s shares, nor is there outstanding any security convertible into any of the Acquired Fund’s shares, except for any conversion rights set forth in the Acquired Fund Trust’s currently effective Multi-Class Plan adopted under Rule 18f-3 under the 1940 Act.

o. The Registration Statement and the Acquired Fund Proxy Statement, on the effective date of the Registration Statement (i) complied in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Acquired Fund Proxy Statement was distributed to the shareholders of the Acquired Fund, and at the time of the shareholders’ meeting referred to in Section 7, the Registration Statement and the Acquired Fund Proxy Statement did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Registration Statement or the Acquired Fund Proxy Statement.

p. The information provided by the Acquired Fund for use in the Registration Statement is accurate and complete in all material respects and complies with federal securities and other laws and regulations applicable thereto in all material respects.

q. The Acquired Fund Trust satisfies the fund governance standards set forth in Rule 0-1(a)(7)(ii), (iii), (v), (vi) and (vii) under the 1940 Act.

r. The Acquired Fund Trust shall fully cooperate with the Acquiring Fund Trust in connection with the preparation and filing of tax returns of the Acquired Fund or the Acquiring Fund for (i) tax periods ending prior to the Exchange Date for which the return is not yet due as of the Exchange Date, and (ii) tax periods including the Exchange Date. The Acquired Fund Trust shall provide such cooperation, which shall include providing reasonable access to its records, at the request of the Acquiring Fund Trust and without any additional consideration therefor, until such returns have been filed and accepted.

3. Merger.

a. Subject to the requisite approval of the shareholders of the Acquired Fund and to the other terms and conditions contained herein (including the Acquired Fund’s obligation to distribute to its shareholders all of its investment company taxable income and net capital gains as described in Section 8(i) hereof), the Acquired Fund agrees to sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Exchange Date all of the Assets existing as of the Valuation Time in exchange for that number of shares of beneficial interest of the Acquiring Fund provided for in Section 5 and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, whether accrued or contingent, existing as of the Valuation Time except for the Acquired Fund’s liabilities, if any, arising in connection with this Agreement. The Acquired Fund will, as soon as practicable after the Exchange Date, distribute all of the Merger Shares received by it to the shareholders of record of the Acquired Fund in exchange for their Class I and Class II shares of the Acquired Fund.

b. The Acquired Fund Trust, on behalf of the Acquired Fund, will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received for the account of the Acquired Fund on or after the Exchange Date with respect to the Assets of the Acquired Fund. Any such distribution shall be deemed included in the Assets transferred to the Acquiring Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the Assets of the Acquired Fund acquired by the Acquiring Fund.

4. Exchange Date; Valuation Time.

a. Delivery of the Assets of the Acquired Fund to be transferred and assumption of the liabilities of the Acquired Fund to be assumed, and delivery of the Merger Shares to be issued, shall occur at the offices of Ropes & Gray LLP, One International Place, Boston, MA 02110, as of 9:00 a.m. Eastern time on [            ], 2010 or at such other location, time and date agreed to by the Acquiring Fund Trust and the Acquired Fund Trust, the date and time upon which such transactions are to take place being referred to herein as the “Exchange Date.”

b. The Valuation Time shall be 4:00 p.m. Eastern time on [            ], 2010 or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the “Valuation Time”).

c. In the event that at the Valuation Time (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the net asset value of the Acquiring Fund or the Acquired Fund is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as may be agreed upon by the Acquiring Fund Trust and the Acquired Fund Trust; provided that if trading shall not be fully resumed and reporting restored within three business days after the Exchange Date, this Agreement may be terminated by the Acquiring Fund or the Acquired Fund upon the giving of written notice to the other party.

5. Issuance of Merger Shares; Assumption of Liabilities.    Subject to the terms and conditions contained herein, on the Exchange Date, the Acquiring Fund will deliver to the Acquired Fund (i) a number of full and fractional Merger Shares having an aggregate net asset value equal to the value of the Assets of the Acquired Fund attributable to Class I shares and Class II shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class I shares and Class II shares of the Acquired Fund on such date, determined as hereinafter provided in this Section 5.

a. The net asset value of the Merger Shares to be delivered to the Acquired Fund, the value of the Assets attributable to the Class I shares and Class II shares of the Acquired Fund and the value of the liabilities attributable to the Class I shares and Class II shares of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

b. The net asset value of the Merger Shares shall be computed by the Acquiring Fund, in cooperation with the Acquired Fund, in the manner set forth in the Acquiring Fund Prospectus. The value of the assets and liabilities attributable to the Class I shares and Class II shares of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the net asset value of the Acquiring Fund’s shares of beneficial interest.

c. No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

d. On the Exchange Date, the Acquiring Fund shall assume all liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of the Assets and liabilities and subsequent liquidation and dissolution of the Acquired Fund or otherwise, except for the Acquired Fund’s liabilities, if any, pursuant to this Agreement.

e. The Acquiring Fund shall issue the Merger Shares to the Acquired Fund. The Acquired Fund shall promptly distribute the Merger Shares to the shareholders of the Acquired Fund, which shall be accomplished through the establishment of open accounts for each Acquired Fund shareholder on the transfer records of the Acquiring Fund. The Acquired Fund and the Acquiring Fund agree to cooperate in the establishment of such open accounts and to provide each other with such information as each may reasonably request in connection therewith. With respect to any Acquired Fund shareholder holding share certificates as of the Exchange Date, such certificates will from and after the Exchange Date be deemed to be certificates for the Merger Shares issued to such shareholder in respect of the Acquired Fund shares represented by such certificates. Certificates representing the Merger Shares will not be issued to Acquired Fund shareholders.

f. The Acquiring Fund will provide to the Acquired Fund evidence reasonably satisfactory to the Acquired Fund that the Merger Shares have been credited to open accounts in the names of Acquired Fund shareholders as provided in this Section 5.

g. Each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of Assets, assumption of liabilities and liquidation contemplated herein.

6. Expenses, Fees, etc.

a. Except as otherwise provided in this Section 6, Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management”), by countersigning this Agreement, agrees that it will bear any and all costs and expenses of the transactions contemplated by this Agreement incurred by the Acquiring Fund and the Acquired Fund; provided, however, that each of the Acquiring Fund and Acquired Fund shall bear any and all registration fees, brokerage commissions, dealer mark-ups, transfer taxes and similar expenses, if any, incurred by it in connection with the transactions contemplated by this Agreement, including any costs and expenses incurred by it in connection with the liquidation of its assets contemplated by this Agreement. Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Sections 851 and 852 of the Code.

b. In the event the transactions contemplated by this Agreement are not consummated for any reason, then Allianz Global Fund Management agrees that it shall bear all of the costs and expenses incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

c. Notwithstanding any other provision of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth herein.

7. Meeting of Shareholders; Dissolution.

a. The Acquired Fund Trust, on behalf of the Acquired Fund, has called a meeting of the Acquired Fund’s shareholders to take place after the effective date of the Registration Statement for the purpose of approving this Agreement and the transactions contemplated hereby.

b. The Acquiring Fund has, after the preparation and delivery to the Acquiring Fund by the Acquired Fund of a preliminary version of the Acquired Fund Proxy Statement which was satisfactory to the Acquiring Fund and to Ropes & Gray LLP for inclusion in the Registration Statement, filed the Registration Statement with the Commission.

c. The Acquired Fund Trust agrees that the liquidation and dissolution of the Acquired Fund will be effected in the manner provided in the Acquired Fund Trust Declaration of Trust, in accordance with applicable law and that after the Exchange Date, the Acquired Fund shall not conduct any business except in connection with its liquidation and dissolution; provided that, following the liquidation, the Acquired Fund, as nominee for or agent on behalf of the Acquiring Fund, shall take such actions as are set forth in paragraph (c) of the Plan of Reorganization included in this Agreement.

8. Conditions to the Acquiring Fund’s Obligations.    The obligations of the Acquiring Fund hereunder shall be subject to (a) performance by the Acquired Fund of all its obligations to be performed hereunder at or before the Exchange Date, (b) all representations and warranties of the Acquired Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Exchange Date, with the same force and effect as if made at and as of the Exchange Date, and (c) the following further conditions that, at or before the Exchange Date:

a. The Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund’s Assets and liabilities, with values determined as provided in Section 5 of this Agreement, together with a list of Investments and such Investments’ respective tax costs, all as of the Valuation Time, certified on the Acquired Fund’s behalf by the Acquired Fund Trust’s President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, that there has been no material adverse change in the financial position of the Acquired Fund since September 30, 2009, other than changes in the Investments and other Assets since that date or changes in the market value of the Investments and other Assets of the Acquired Fund, or changes due to net redemptions, dividends paid or losses from operations.

b. The Acquired Fund shall have furnished to the Acquiring Fund a statement, dated the Exchange Date, signed by the Acquired Fund Trust’s President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Exchange Date all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects as if made at and as of such date and each of the Acquired Fund Trust and the Acquired Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

c. As of the Exchange Date, other than as disclosed on Schedule 2 to this Agreement, there shall not be any material litigation pending that would seek to enjoin or otherwise prevent the transactions contemplated by this Agreement.

d. The Acquiring Fund shall have received an opinion of Kirkpatrick & Lockhart Preston Gates Ellis LLP, counsel to the Acquired Fund Trust, dated the Exchange Date (which may be subject to certain qualifications and, with respect to all or some of the following, may indicate that a matter is not free from doubt), to the effect that (i) the Acquired Fund Trust is a Delaware statutory trust duly formed and is validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and to carry on its business as such business is, to such counsel’s knowledge, presently conducted; (ii) this Agreement has been duly authorized by all necessary action of the Acquired Fund Trust and has been duly executed and delivered by the Acquired Fund Trust on behalf of the Acquired Fund and, assuming that the Registration Statement, the Acquired Fund Proxy Statement and the Acquired Fund Prospectus comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Acquiring Fund Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the Acquired Fund Trust, enforceable against the Acquired Fund in accordance with its terms; (iii) the Acquired Fund Trust, on behalf of the Acquired Fund, has the power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Acquired Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to the Acquiring Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Acquired Fund Trust Declaration of Trust or Amended and Restated Bylaws (the “Acquired Fund Trust Bylaws”); and (v) to such counsel’s knowledge (without any independent inquiry or investigation), no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund Trust on behalf of the Acquired Fund of the transactions contemplated hereby under Section 17 of the 1940 Act. In connection with the foregoing, it is understood that counsel may rely upon the representations contained in this Agreement as well as certificates of an officer of the Acquired Fund Trust, including certificates with respect to investment restrictions contained in the Acquired Fund Trust Declaration of Trust, Acquired Fund Trust Bylaws or then-current prospectuses or statement of additional information.

e. The Acquiring Fund shall have received an opinion of Ropes & Gray LLP, counsel to the Acquiring Fund Trust, dated the Exchange Date, reasonably satisfactory to the Acquiring Fund and substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, while the matter is not free from doubt, generally for U.S. federal income tax purposes except as noted below: (i) the transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets in exchange for Merger Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; (iii) under Section 362(b) of the Code, the tax basis in the hands of the Acquiring Fund of the Assets will be the same as the tax basis of such Assets in the hands of the Acquired Fund immediately prior to the transfer; (iv) under Section 1223(2) of the Code, the holding periods of the Assets in the hands of the

Acquiring Fund will include the periods during which such Assets were held by the Acquired Fund; (v) under Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of the Assets to the Acquiring Fund pursuant to this Agreement in exchange for the Merger Shares and the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, or upon the distribution of the Merger Shares by the Acquired Fund to its shareholders in liquidation; (vi) under Section 354 of the Code, no gain or loss will be recognized by Acquired Fund shareholders upon the exchange of their Acquired Fund shares for Merger Shares; (vii) under Section 358 of the Code, the aggregate tax basis of the Merger Shares that an Acquired Fund shareholder receives in exchange for Acquired Fund shares will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor; (viii) under Section 1223(1) of the Code, an Acquired Fund shareholder’s holding period for the Merger Shares received pursuant to the Agreement will be determined by including the shareholder’s holding period for the Acquired Fund shares exchanged for those Merger Shares, provided that the shareholder held the Acquired Fund shares as capital assets; and (ix) the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder (the “Tax Opinion”). The Tax Opinion will not express any view with respect to the effect of the acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or (ii) upon the termination or transfer thereof without reference to whether such a termination or transfer would otherwise be a taxable transaction. The Tax Opinion may be based upon certain factual representations made by the officers of the Acquired Fund and the Acquiring Fund and customary assumptions and may be subject to certain qualifications. The Tax Opinion may also state that it is not a guarantee that the tax consequences of the transactions contemplated by this Agreement will be as described in such opinion.

f. As of the Exchange Date, the assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund identifies to the Acquired Fund as being unsuitable for the Acquiring Fund to acquire by reason of limitations in the Acquiring Fund Trust Declaration of Trust or Amended and Restated Bylaws (the “Acquiring Fund Trust Bylaws”), or of investment restrictions disclosed in the Acquiring Fund Prospectus in effect on the Exchange Date.

g. Each Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

h. All actions taken by the Acquired Fund Trust on behalf of the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and Ropes & Gray LLP.

i. That, prior to the Exchange Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund all of its investment company taxable income (computed without regard to any deduction for dividends paid), all of its net tax-exempt income and all of its net capital gain, in each case for both current (which will end on the Exchange Date) and immediately preceding taxable years.

j. The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer (or any Assistant Treasurer) of the Acquired Fund Trust, as to the tax cost to the Acquired Fund of the assets delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such tax cost as the Acquiring Fund may reasonably request, and a copy of the tax books and records of Acquired Fund necessary for purposes of preparing any tax returns required by law to be filed by the Acquiring Fund after the Exchange Date.

k. The Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the Assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

l. The Acquired Fund’s transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Acquired Fund Trust attributable to the Acquired Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of the Acquired Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares of the Acquired Fund and the number of shares held of record by each such shareholder.

m. All of the issued and outstanding shares of beneficial interest of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Acquired Fund or its transfer agent by the Acquiring Fund or its agents shall have revealed otherwise, either (i) the Acquired Fund shall have taken all actions that in the opinion of the Acquiring Fund or Ropes & Gray LLP are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Acquiring Fund or Ropes & Gray LLP, to indemnify the Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquired Fund to have offered and sold such shares in conformity with such laws.

n. This Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

o. The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund Trust or the Acquiring Fund, threatened by the Commission.

9. Conditions to the Acquired Fund’s Obligations.    The obligations of the Acquired Fund hereunder shall be subject to (a) performance by the Acquiring Fund of all its obligations to be performed hereunder at or before the Exchange Date, (b) all representations and warranties of the Acquiring Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Exchange Date, with the same force and effect as if made at and as of the Exchange Date, and (c) the following further conditions that, at or before the Exchange Date:

a. The Acquiring Fund shall have furnished to the Acquired Fund a statement of the Acquiring Fund’s net assets, together with a list of portfolio holdings with values determined as provided in Section 5, all as of the Valuation Time, certified on the Acquiring Fund’s behalf by the Acquiring Fund Trust’s President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of the Acquiring Fund since December 31, 2009, other than changes in its portfolio securities since that date, changes in the market value of the portfolio securities, or changes due to net redemptions, dividends paid or losses from operations.

b. The Acquiring Fund Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Exchange Date, pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement, other than liabilities arising pursuant to this Agreement.

c. The Acquiring Fund shall have furnished to the Acquired Fund a statement, dated the Exchange Date, signed by the Acquiring Fund Trust’s President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Exchange Date all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such date, and that each of the Acquiring Fund Trust and the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

d. As of the Exchange Date, other than as disclosed on Schedule 1 to this Agreement, there shall not be any material litigation pending or threatened that would seek to enjoin or otherwise prevent the transactions contemplated by this Agreement.

e. The Acquired Fund shall have received an opinion of Ropes & Gray LLP, counsel to the Acquiring Fund, and dated the Exchange Date (which may be subject to certain qualifications and, with respect to some or all of the following, may indicate that a matter is not free from doubt), to the effect that (i) the Acquiring Fund Trust is an unincorporated voluntary association with transferable shares existing under and by virtue of the laws of The Commonwealth of Massachusetts (commonly known as a Massachusetts business trust), and is duly authorized to exercise all of its powers recited in the Acquiring Fund Trust Declaration of Trust, which powers include the power to own all of its properties and to carry on its business as such business is, to such counsel’s knowledge, presently conducted; (ii) the Merger Shares to be delivered to the Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and, except as described in the Registration Statement, nonassessable by the Acquiring Fund Trust and the Acquiring Fund and no shareholder of the Acquiring Fund Trust or the Acquiring Fund has any preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized by all necessary action of the Acquiring Fund Trust and has been duly executed and delivered by the Acquiring Fund Trust on behalf of the Acquiring Fund and, assuming that the Registration Statement, the Acquired Fund Proxy Statement and the Acquiring Fund Prospectus comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Acquired Fund Trust on behalf of the Acquired Fund, is a valid and binding obligation of the Acquiring Fund Trust, enforceable against the Acquiring Fund in accordance with its terms; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Acquiring Fund Trust Declaration of Trust or Acquiring Fund Trust Bylaws; (v) to such counsel’s knowledge (without any independent inquiry or investigation), no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund Trust on behalf of the Acquiring Fund of the transactions contemplated herein under Section 17 of the 1940 Act; and (vi) the Registration Statement has become effective under the 1933 Act, and to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act. In connection with the foregoing, it is understood that counsel may rely upon the representations contained in this Agreement as well as certificates of an officer of the Acquiring Fund Trust, including certificates with respect to investment restrictions contained in the Acquiring Fund Trust Declaration of Trust, Acquiring Fund Trust Bylaws or then-current prospectuses or statement of additional information.

f. The Acquired Fund shall have received a Tax Opinion of Ropes & Gray LLP (the substance of which is described above in Section 8(e)), dated the Exchange Date, and reasonably satisfactory to the Acquired Fund. The Tax Opinion will state that its conclusions are not free from doubt. The Tax Opinion will not express any view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or (ii) on the termination or transfer thereof without reference to whether such a termination or transfer would otherwise be a taxable transaction. The Tax Opinion may state that it is based upon certain factual representations made by officers of the Acquired Fund and the Acquiring Fund and customary assumptions and is subject to certain qualifications. The Tax Opinion may also state that it is not a guarantee that the tax consequences of the transactions contemplated by this Agreement will be as described in such opinion.

g. The Registration Statement shall be effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund or the Acquiring Fund Trust, threatened by the Commission.

h. All of the issued and outstanding shares of beneficial interest of the Acquiring Fund, if any, shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Acquiring Fund or its transfer agent by the Acquired Fund or its agents shall have revealed otherwise, either (i) the Acquiring Fund shall have taken all actions that in the opinion of the Acquired Fund or Kirkpatrick & Lockhart Preston Gates Ellis LLP are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Acquiring Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Acquired Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Acquired Fund or Kirkpatrick & Lockhart Preston Gates Ellis LLP, to indemnify the Acquired Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquiring Fund to have offered and sold such shares in conformity with such laws.

i. All actions taken by the Acquiring Fund Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund and Kirkpatrick & Lockhart Preston Gates Ellis LLP.

j. Each Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

k. This Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

l. Allianz Global Fund Management has agreed in writing to forfeit any right under any current fee waiver, expense reimbursement or similar arrangement with the Acquired Fund to recoup any waived or reimbursed fees and expenses.

m. The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund Trust or the Acquiring Fund, threatened by the Commission.

10. Indemnification.

a. The Acquired Fund shall indemnify and hold harmless, out of the assets of the Acquired Fund (which shall be deemed to include the assets of the Acquiring Fund represented by the Merger Shares following the Exchange Date) but no other assets, the Acquiring Fund, the Acquiring Fund Trust and the trustees and officers of the Acquiring Fund Trust (for purposes of this Section 10(a), the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Acquired Fund Trust or the Acquired Fund contained in this Agreement, the Registration Statement, the Acquired Fund Prospectus or the Acquired Fund Proxy Statement or any amendment, or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to the Acquired Fund Trust or the Acquired Fund required to be stated therein or necessary to make the statements relating to the Acquired Fund Trust or the Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Acquired Fund Trust on behalf of the Acquired Fund. The Indemnified Parties will notify the Acquired Fund Trust and the Acquired Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). The Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Acquired Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. The Acquired Fund’s obligation under this Section 10(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties’ first paying the same.

b. The Acquiring Fund shall indemnify and hold harmless, out of the assets of the Acquiring Fund but no other assets, the Acquired Fund, the Acquired Fund Trust and the trustees and officers of the Acquired Fund Trust (for purposes of this Section 10(b), the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Acquiring Fund Trust or the Acquiring Fund contained in this Agreement, the Registration Statement, the Acquiring Fund Prospectus or the Acquired Fund Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to the Acquiring Fund Trust or the Acquiring Fund required to be stated therein or necessary to make the statements relating to the Acquiring Fund Trust or the Acquiring Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Acquiring Fund Trust on behalf of the Acquiring Fund. The Indemnified Parties will notify the Acquiring Fund Trust and the Acquiring Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). The Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the Acquiring Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The Acquiring Fund’s obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties’ first paying the same.

11. No Broker, etc.    Each of the Acquired Fund and the Acquiring Fund represents that there is no person who has dealt with it or the Acquired Fund Trust or the Acquiring Fund Trust who, by reason of such dealings, is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

12. Termination.    The Acquired Fund and the Acquiring Fund may, by mutual consent of the trustees of each Trust on behalf of each Fund, terminate this Agreement prior to the Exchange Date. This Agreement may be terminated by resolution of the Board of Trustees of the Acquiring Fund Trust or the Board of Trustees of the Acquired Fund Trust at any time on or prior to the Exchange Date, if the other party shall have breached any material provision of this Agreement or any governmental body shall have issued an order, decree or ruling having the effect of permanently enjoining, restraining or otherwise prohibiting the consummation of the transactions contemplated by the Agreement. If the transactions contemplated by this Agreement have not been substantially completed by [September 30, 2010], this Agreement shall automatically terminate on that date unless a later date is agreed to by the Acquired Fund and the Acquiring Fund.

13. Covenants, etc. Deemed Material.    All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

14. Further Covenants.    Each of the Acquiring Fund Trust, on behalf of the Acquiring Fund, and the Acquired Fund Trust, on behalf of the Acquired Fund, further agrees to the following:

a. Pursuant to Rule 145 under the 1933 Act, the Acquiring Fund will, in connection with the issuance of any Merger Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates issued to such person (if any) a legend as follows:

“THESE SHARES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO ALLIANZ NACM INTERNATIONAL GROWTH FUND OR ITS PRINCIPAL UNDERWRITER UNLESS (i) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (ii) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND SUCH REGISTRATION IS NOT REQUIRED.”

and, further, the Acquiring Fund will issue stop transfer instructions to the Acquiring Fund’s transfer agent with respect to such shares. The Acquired Fund will provide the Acquiring Fund on the Exchange Date with the name of any Acquired Fund shareholder who is to the knowledge of the Acquired Fund an affiliate of the Acquired Fund on such date.

b. Unless such delivery is otherwise waived by the Acquiring Fund, the Acquired Fund agrees to deliver to the Acquiring Fund, within a reasonable period of time following the Exchange Date, a letter from the Acquired Fund Trust’s independent registered public accounting firm in form and substance reasonably satisfactory to the Acquiring Fund, relating to such matters and the performance of such procedures, if any, as may be agreed upon by the officers of the Acquired Fund, the Acquiring Fund and such independent registered public accounting firm.

15. Sole Agreement; Governing Law.    This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except as provided by Section 16 hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

16. Amendment.    This Agreement contains the entire agreement of the parties with respect to the transactions contemplated by the Agreement and may be amended by mutual consent of the parties in writing at any time; provided, however, that there shall not be any amendment that by law requires approval by the shareholders of a party without obtaining such approval.

17. Waiver.    At any time on or prior to the Exchange Date, each of the Acquired Fund or the Acquiring Fund, after consultation with counsel and by consent of its trustees or an officer authorized by such trustees, may waive any condition to its respective obligations hereunder.

18. Assignment.    This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

19. Notices.    Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by courier or certified mail addressed to the Acquired Fund Trust at 600 West Broadway, Suite 3200, San Diego, CA 92101 (fax: 619-687-8138) and to the Acquiring Fund Trust at 1345 Avenue of the Americas, New York, NY 10105 (fax: 212-739-4222).

20. Recourse.    All persons dealing with the Acquiring Fund or the Acquired Fund must look solely to the property of such Fund for the enforcement of any claims against such Fund, as neither the trustees, directors, officers, agents nor shareholders of the Funds or other series of the respective Trusts assume any liability for obligations entered into on behalf of any of the Funds.

21. Headings.    The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

22. Counterparts.    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

23. Further Assurances.    Each Fund shall use its reasonable best efforts in good faith to take or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or desirable, or advisable under applicable law, so as to permit the consummation of the transactions contemplated by this Agreement as promptly as practicable and otherwise to enable consummation of the transactions contemplated by this Agreement, and shall cooperate fully with one another to that end.

24. Declarations of Trust.    A copy of the Acquiring Fund Trust Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of the Acquiring Fund Trust on behalf of the Acquiring Fund as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of the Acquiring Fund Trust individually but are binding only upon the assets and property of the Acquiring Fund.

Notice is hereby given that this instrument is executed on behalf of the trustees of the Acquired Fund Trust on behalf of the Acquired Fund as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of the Acquired Fund Trust individually but are binding only upon the assets and property of the Acquired Fund.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first written above.

ALLIANZ FUNDS MULTI-STRATEGY TRUST, on behalf of its Allianz NACM International Growth Fund

By:
Name: E. Blake Moore, Jr.
Title: President

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS, on behalf of its Nicholas-Applegate International Growth Fund

By:
Name: E. Blake Moore, Jr.
Title: President

Agreed and accepted as to Section 6 only:
ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC

By:
Name: Brian S. Shlissel
Title: Executive Vice President

SCHEDULE 1

This Schedule 1 is being furnished by Allianz NACM U.S. Convertible Fund, a series of Allianz Funds Multi-Strategy Trust (for purposes of this Schedule 1, the “Trust”), to Nicholas-Applegate U.S. Convertible Fund, a series of Nicholas-Applegate Institutional Funds, in connection with the execution and delivery of that certain Agreement and Plan of Reorganization dated as of [—] (the “Agreement”). Unless the context otherwise requires, all capitalized terms used in this Schedule 1 shall have the same meanings assigned to them in this Agreement.

In September 2004, Allianz Global Fund Management, PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”) settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of certain open-end funds not in the Trust and advised by Allianz Global Fund Management. PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, Allianz Global Fund Management, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. None of these settlements alleged that any inappropriate activity took place with respect to the Funds of the Trust. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, Allianz Global Fund Management, AGID and certain of their employees have been defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multidistrict litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, on behalf of Fund shareholders or the funds themselves, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by fund shareholders.

It is possible that these matters and/or other developments resulting from these matters could result in increased Trust fund redemptions or other adverse consequences to the funds of the Trust. However, Allianz Global Fund Management and AGID believe that these matters are not likely to have a material adverse effect on the funds of the Trust or on Allianz Global Fund Management’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the funds of the Trust.

The foregoing speaks only as of the date of this Agreement. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated if those developments are likely to have a material adverse effect on the funds of the Trust or on the ability of Allianz Global Fund Management, any sub-adviser or AGID to perform their respective contracts with respect to the funds of the Trust.

SCHEDULE 2

This Schedule 2 is being furnished by Nicholas-Applegate International Growth Fund, a series of Nicholas-Applegate Institutional Funds (for purposes of this Schedule 2, the “Trust”), to Allianz NACM International Growth Fund, a series of Allianz Funds Multi-Strategy Trust, in connection with the execution and delivery of that certain Agreement and Plan of Reorganization dated as of [—] (the “Agreement”). Unless the context otherwise requires, all capitalized terms used in this Schedule 2 shall have the same meanings assigned to them in this Agreement.

[To be provided]

Appendix B

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES

AND PRINCIPAL INVESTMENTS OF THE FUNDS

AND RELATED PRINCIPAL RISKS

For information about the investment objective, principal investment strategies and principal investments of the NAIF Fund and related principal risks, please see the Fund Summary of the NAIF Fund and “Principal Strategies, Risks and Other Information” in the prospectus of the NAIF Funds dated August 1, 2009, as supplemented, which is incorporated by reference into this Prospectus/Proxy Statement (File No. 333-71469).

For purposes of the remainder of this Appendix B, references to the “Fund” mean the Acquiring Fund (as defined in the Prospectus/Proxy Statement).

Principal Investments and Strategies of the Fund

This section, together with the section entitled “B. Principal Risk Factors” in the Prospectus/Proxy Statement, provide more detailed information regarding the Fund’s investment objective, principal investments and strategies and principal risks.

Descriptions of the Fund and each other series of Allianz Funds Multi-Strategy Trust should be read independently of one another. How or whether the Fund utilizes an investment strategy, technique or instrument should not be inferred from how or whether other funds are described as utilizing the same investment strategy, technique or instrument in their descriptions. See “Characteristics and Risks of Securities and Investment Techniques—Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure” in Appendix D for more information on applicable capitalization criteria and percentage investment limitations.

It is possible to lose money on an investment in the Fund. The fact that the Fund may have had good performance in the past is no assurance that the value of the Fund’s investments will not decline in the future or appreciate at a slower rate.

Allianz NACM International Growth Fund

Investment Objective: Seeks long-term capital appreciation	Fund Focus: Equity securities of non-U.S. companies	Approximate Primary Capitalization Range: All capitalizations

Fund Category: International Growth Stocks	Approximate Number of Holdings: 50-100	Dividend Frequency: At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in equity securities of companies located in countries outside of the United States with above-average earnings growth and positioned in what the portfolio managers consider strong growth areas. The Fund normally invests at least 75% of its assets in equity securities. The Fund intends to allocate its investments among a number of different countries, ordinarily in more than 10 countries outside of the United States, and will normally invest at least 80% of its assets in non-U.S. securities. The Fund will normally focus its investments in developed non-U.S. countries, but reserves the flexibility to invest in emerging market securities as well. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies. The Fund may also invest in initial public offerings (IPOs).

The portfolio managers focus on a bottom-up, growth-oriented analysis of the financial conditions and competitiveness of individual companies worldwide, and allocate the Fund’s assets among countries that they expect to provide the best opportunities for meeting the Fund’s investment objective. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product

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development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes, or when a more attractive investment candidate is available. The portfolio managers expect a high portfolio turnover rate, which may be 200% or more.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Credit Risk • Currency Risk • Derivatives Risk • Focused Investment Risk • IPO Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Smaller Company Risk • Turnover Risk

Summary of Principal Risks

For a summary of the principal risks applicable to the Fund, please see the section titled “B. Principal Risk Factors” in the Prospectus/Proxy Statement.

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Appendix C

COMPARISON OF FUNDAMENTAL INVESTMENT RESTRICTIONS

NAIF Fund	Acquiring Fund

1.      May not invest in securities of any one issuer if more than 5% of the market value of its total assets would be invested in the securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to this restriction and the Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction also does not apply to investments by the Fund in securities of the U.S. Government or any of its agencies or instrumentalities.

2.      May not purchase more than 10% of the outstanding voting securities, or of any class of securities, or any one issuer, or purchase the securities of any issuer for the purpose of exercising control or management, except that the Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

3.      May not invest 25% or more of the market value of its total assets in the securities of issuers in any one particular industry, except that the Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction does not apply to investments by the Fund in securities of the U.S. Government or its agencies and instrumentalities.

1.      May not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular “industry,” as the term is used in the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. This restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto).

4. May not purchase or sell real estate. However, the Fund may invest in securities secured by, or issued by companies that invest in, real estate or interest in real estate.

2.      May not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or that invest in real estate or interests therein.

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NAIF Fund	Acquiring Fund

5.      May not make commercial loans of money, except that the Fund may purchase debt instruments and certificates of deposit and enter into repurchase agreements. The Fund reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 30% of the value of its total assets.

7. May not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities.

6.      May not borrow money on a secured or unsecured basis, provided that, pursuant to the 1940 Act, the Fund may borrow money if the borrowing is made from a bank or banks and only to the extent that the value of the Fund’s total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including proposed borrowings).

5. May borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.

7.      May not pledge or in any way transfer as security from indebtedness any securities owned or held by it, except to secure indebtedness permitted by restriction 6 above. This restriction shall not prohibit the Fund from engaging in options, futures and non-U.S. currency transactions.

8. May not underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the Securities Act in selling portfolio securities.

3.      May not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

9. May not invest more than 15% of the value of its net assets in securities that at the time of purchase are illiquid.

10.    May not purchase securities on margin, except for initial and variation margin on options and futures contracts, and except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

11.    May not invest in securities of other investment companies, except (a) that the Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with the same investment objective, policies and restrictions as the Fund; (b) in compliance with the 1940 Act; or (c) as part of a merger, consolidation, acquisition or reorganization involving the Fund.

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NAIF Fund	Acquiring Fund

12.    May not issue senior securities, except that the Fund may borrow money as permitted by restrictions 6 and 7 above. This restriction shall not prohibit the Fund from engaging in short sales, options, futures and non-U.S. currency transactions.

6. May not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act.

13.    May not enter into transactions for the purpose of arbitrage, or invest in commodities and commodities contracts, except that the Fund may invest in stock index, currency and financial futures contracts and related options in accordance with any rules of the Commodity Futures Trading Commission.

4.      May not purchase or sell commodities. This restriction shall not prohibit the Fund, subject to the restrictions described in the Acquiring Fund Prospectus and in the Allianz SAI, from purchasing, selling or entering into futures contracts, options, foreign exchange contracts, swap agreements and other financial transactions not requiring delivery of physical commodities.

14.    May not purchase or write options on securities, except for hedging purposes and then only if (i) aggregate premiums on call options purchased by the Fund do not exceed 5% of its net assets; (ii) aggregate premiums on put options purchased by the Fund do not exceed 5% of its net assets; (iii) not more than 25% of the Fund’s net assets would be hedged; and (iv) not more than 25% of the Fund’s net assets are used as cover for options written by the Fund.

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Appendix D

ADDITIONAL INFORMATION ABOUT THE FUNDS

For additional information about the NAIF Fund, please see the Prospectus of the NAIF Fund dated August 1, 2009, as supplemented, which is incorporated by reference into this Prospectus/Proxy Statement (File No. 333-71469).

For purposes of the remainder of this Appendix D, references to the “Fund” mean the Acquiring Fund (as defined in the Prospectus/Proxy Statement).

Management of the Fund

Investment Manager

Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) serves as the investment manager for the Fund. Subject to the supervision of the Board of Trustees, Allianz Global Fund Management is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters.

The Manager is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Manager provides investment management and advisory services to open-end mutual funds and closed-end funds. The Manager is a wholly-owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”) and of Allianz SE, a publicly-traded European insurance and financial services company. As of December 31, 2008, the Manager and its investment management affiliates had approximately $760.1 billion in assets under management.

The Manager has retained an investment management firms(the “Sub-Adviser”) to manage the Fund’s investments. See “The Sub-Adviser” below. The Manager may retain affiliates to provide various administrative and other services required by the Fund.

Management Fee

The Fund pays a monthly management fee to the Manager in return for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters. The Manager (and not the Fund) pays a portion of the management fees it receives to the Sub-Adviser in return for its services.

In addition to the fees of the Manager, the Fund pays all other costs and expenses of its operations, including, without limitation, compensation of its Trustees (other than those affiliated with the Manager), custodial expenses, shareholder servicing expenses, transfer agency expenses, sub-transfer agency expenses, dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of preparing, printing and distributing proxy statements and reports to governmental agencies, and taxes, if any.

The Fund recently commenced investment operations as a series of the Allianz Funds Multi-Strategy Trust (the “Trust”) and, as a result, had not paid management fees to Allianz Global Fund Management as of November 30, 2008. The management fee rate payable for the fiscal year ending November 30, 2009 is 0.85%.

A discussion regarding the basis for the initial approval by the Board of Trustees of the investment management agreement between Allianz Global Fund Management and the Allianz NACM International Growth Fund and the sub-advisory agreement between Allianz Global Fund Management and NACM with respect to the Allianz NACM International Growth Fund is available in the semi-annual report to shareholders for the period ending May 31, 2009.

The Sub-Adviser

Nicholas-Applegate Capital Management LLC (“NACM,” “Nicholas-Applegate” or the “Sub-Adviser”), located at 600 West Broadway, San Diego, CA 94111, has full investment discretion and makes all determinations with respect to the investment of the Fund’s assets, subject to the general supervision of the Manager and the Board of Trustees.

The following provides additional information about NACM and the individual portfolio manager(s) who share primary responsibility for managing the Fund’s investments. The Statement of Additional Information of the Trust dated November 3, 2009 (the “Trust SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the funds they manage (under “Management of the Trust—Portfolio Manager Compensation, Other Accounts Managed and Conflicts of Interest—NACM”).

Organized in 1984, Nicholas-Applegate provides advisory services primarily to mutual funds, closed-end funds and institutional accounts. Nicholas-Applegate is an investment management firm organized as a Delaware limited liability company and is a wholly-owned subsidiary of Nicholas-Applegate Holdings LLC, which, in turn, is wholly owned by AGI Management Partners, which, in turn, is wholly owned by Allianz. Nicholas-Applegate Holdings LLC is the sole member of Nicholas-Applegate. As of September 30, 2009, Nicholas-Applegate had approximately $9.79 billion in assets under management.

The individuals at Nicholas-Applegate listed below share primary responsibility for the day-to-day management of the Fund.

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
NACM International Growth Fund	Horacio A. Valeiras, CFA	2002*	Mr. Valeiras is a Managing Director and the Chief Investment Officer of Nicholas-Applegate responsible for overseeing all investment and trading functions within the firm. Prior to joining Nicholas-Applegate in 2002, Mr. Valeiras was a managing director of Morgan Stanley Investment Management, London, responsible for developing and overseeing their Global Core Equity and European tactical asset allocation programs. From 1992 through 2000, Mr. Valeiras was head of International Equity and asset allocation programs with Miller Anderson & Sherrerd. Mr. Valeiras started in the investment management industry with Credit Suisse First Boston, where he became the director and chief international investment strategist based in their London office. He has twenty years of investment management experience.

	Pedro V. Marcal	2006*	Senior Vice President, Asset Allocation Committee Member and Portfolio Manager for the Nicholas- Applegate Global Equities strategies since 2001. Lead Portfolio Manager for the Nicholas-Applegate Emerging Countries strategies from 1994 until 2001. Prior to joining NACM in 1994, he had 5 years of investment experience with A. B. Laffer, V. A. Canto & Associates, and A-Mark Precious Metals. He graduated from The Anderson School at University of California, Los Angeles with a M.B.A and the University of California, San Diego with a B.A. He has 19 years of investment experience.

*	Mr. Valeiras and Mr. Marcal served as portfolio managers of Nicholas-Applegate International Growth Fund, which reorganized into the Fund on February 2, 2009.

Manager/Sub-Adviser Relationship

Shareholders of the Fund have granted approval to the Manager to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to the Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order granted by the SEC (the “Exemptive Order”) with respect to certain other open-end funds within the Allianz family of funds. One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. Currently the Exemptive Order does not apply to the Trust. In addition, the Exemptive Order currently does not apply to sub-advisory agreements with an affiliate of the Manager, unless that affiliate is wholly-owned by Allianz. However, the Trust and the Manager may seek further exemptive or no-action relief in order to permit the Trust to rely on the terms of the Exemptive Order.

Distributor

The Trust’s distributor is Allianz Global Investors Distributors LLC (“AGID” or the “Distributor”), an affiliate of the Manager. The Distributor, located at 1345 Avenue of the Americas, New York, New York 10105, is a broker-dealer registered with the SEC.

Regulatory and Litigation Matters

In September 2004, Allianz Global Fund Management, PEA Capital LLC (“PEA”) and AGID settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of certain open-end funds not in the Trust and advised by the Manager. PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, Allianz Global Fund Management, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. None of these settlements alleged that any inappropriate activity took place with respect to the Fund. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, AGI, Allianz Global Fund Management, AGID, PEA and certain of their employees have been defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, on behalf of fund shareholders or the funds themselves, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by fund shareholders.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Fund. However, Allianz Global Fund Management, the Sub-Adviser and AGID believe that these matters are not likely to have a material adverse effect on the Fund or on Allianz Global Fund Management’s, the Sub-Adviser’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Fund.

The foregoing speaks only as of the date of this Prospectus/Proxy Statement. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure will be updated if those developments are likely to have a material adverse effect on the Fund or on the ability of Allianz Global Fund Management, the Sub-Adviser or AGID to perform their respective contracts with respect to the Fund.

Institutional Class Shares

The Trust offers investors Institutional Class shares of the Fund in this Prospectus/Proxy Statement.

The Fund does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Institutional Class shares of the Fund offered in this Prospectus/Proxy Statement.

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Arrangements with Service Agents. Institutional Class shares of the Fund may be offered through certain brokers and other financial intermediaries (“service agents”) that have established a shareholder servicing relationship with the Trust on behalf of their customers. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. Allianz Global Fund Management and its affiliates do not audit the service agents to determine whether they are providing the services for which they are receiving such payments.

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Payments to Financial Firms. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus/Proxy Statement) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, the Distributor, the Manager and their affiliates (for purposes of this sub-section only, collectively, the “Distributor”) from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Fund with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Fund on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of the Fund, all other funds of the Trust, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor also makes payments to certain participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Fund and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s or its affiliates’ expense. These payments are made to financial firms selected by the Distributor, generally to the firms that have sold significant amounts of shares of the Fund or other Allianz-sponsored funds. The level of payments made to a financial firm in any given year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence are subject to certain minimum payment levels. In some cases, in lieu of payments pursuant to the foregoing formulae, the Distributor makes payments of an agreed-upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few relationships on different bases. Currently, the payments described in this paragraph are not generally made with respect to Institutional Class shares. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Fund and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Fund uses financial firms that sell Fund shares to effect transactions for the Fund’s portfolios, the Trust, the Manager and the Sub-Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Fund, the Distributor and the Manager to financial firms, please see the Trust SAI.

Purchases, Redemptions and Exchanges

Purchasing Shares

Investors may purchase Institutional Class shares of the Fund at the relevant net asset value (“NAV”) of that class without a sales charge or other fee.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Fund.

Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and “wrap account” programs established with broker-dealers or financial intermediaries may purchase shares of Institutional Class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for the Fund and will not require the Fund to pay any type of administrative payment per participant account to any third party.

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Investment Minimums. The minimum initial investment for shares of Institutional Class is $5 million, except that the minimum initial investment may be modified for certain financial intermediaries that aggregate trades on behalf of underlying investors. In addition, the minimum initial investment may be modified for certain employees of the Manager and its affiliates.

The Trust and Distributor may waive the minimum initial investment for other categories of investors at their discretion. Manager-sponsored funds of funds are exempt from the minimum investment requirement.

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Timing of Purchase Orders and Share Price Calculations. A purchase order received by the Trust’s transfer agent, Boston Financial Data Services, Inc. (the “Transfer Agent”), prior to the time as of which Fund shares are valued, ordinarily the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, together with payment made in one of the ways described below, will be effected at that day’s net asset value (“NAV”). An order received after that valuation time will be effected at the NAV determined on the next day the Trust is open for business. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the valuation time and communicated to the Transfer Agent prior to 9:30 a.m., Eastern time, on the following business day will be effected at the NAV determined on the prior business day. The Trust is “open for business” on each day the New York Stock Exchange is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

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Initial Investment. Investors may open an account by completing and signing a Client Registration Application and mailing it to Boston Financial Data Services, Inc., P.O. Box 219024, Kansas City, MO 64121-9024 (regular mail) or Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 (express, certified or registered mail). A Client Registration Application may be obtained by calling 1-800-498-5413.

Except as described below, an investor may purchase Institutional Class shares only by wiring federal funds to the Transfer Agent, Allianz Funds Multi-Strategy Trust, c/o BFDS, 330 West 9th Street, 5th Floor, Kansas City, Missouri 64105. Before wiring federal funds, the investor must telephone the Trust at 1-800-498-5413 to receive instructions for wire transfer and must provide the following information: name of authorized person, shareholder name, shareholder account number, name of Fund and share class, amount being wired, and wiring bank name.

An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with the Manager or one of its affiliates, from surrender or other payment from an annuity, insurance, or other contract held by Pacific Life Insurance Company LLC, or from an investment by broker-dealers, institutional clients or other financial intermediaries that have established a shareholder servicing relationship with the Trust on behalf of their customers.

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Additional Investments. An investor may purchase additional Institutional Class shares of a particular Fund at any time by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

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Other Purchase Information. Purchases of the Fund’s Institutional Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Fund or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

An investor should invest in the Fund for long-term investment purposes only. The Trust and the Manager each reserves the right to refuse purchases if, in the judgment of the Trust or the Manager, the purchases would adversely affect the Fund and its shareholders. In particular, the Trust and the Manager each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances. See “Abusive Trading Practices” below for more information.

Institutional Class shares of the Trust may not be qualified or registered for sale in all states. Investors should inquire as to whether shares of the Fund are available for offer and sale in the investor’s state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

Subject to the approval of the Trust, an investor may purchase shares of the Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust’s valuation policies. These transactions will be effected only if the Manager or the Sub-Adviser intends to retain the security in the Fund as an investment. Assets purchased by the Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

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Retirement Plans. Shares of the Fund are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect the Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

Redeeming Shares

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Redemptions by Mail. An investor may redeem (sell) Institutional Class shares by submitting a written request (whether or not the shares are represented by certificates) to Boston Financial Data Services, Inc., P.O. Box 219024, Kansas City, MO 64121-9024 (regular mail) or Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 (express, certified or registered mail). The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust’s account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

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Redemptions by Telephone or Other Wire Communication. An investor who elects this option on the Client Registration Application (or subsequently in writing) may request redemptions of shares by calling the Trust at 1-800-498-5413, by sending a facsimile to 1-816-218-1594, by sending an e-mail to allianzfunds@bfdsmidwest.com or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed, the account number and the signature (which may be an electronic signature) of an authorized signatory. Redemption requests of an amount of $10 million or more may be initiated by telephone or e-mail, but must be confirmed in writing by an authorized party prior to processing.

In electing a telephone redemption, the investor authorizes Allianz Global Fund Management and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by Allianz Global Fund Management or the Transfer Agent to be genuine. Neither the Trust nor the

Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus/Proxy Statement. Shareholders should realize that by electing the telephone or wire or e-mail redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone or e-mail when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing or via e-mail). All telephone transactions are recorded, and Allianz Global Fund Management or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Other Redemption Information.”

Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays (which may be considerable) in exercising telephone redemption privileges during periods of market volatility. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

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Other Redemption Information. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. The request must properly identify all relevant information, such as account number, redemption amount (in dollars or shares) and the Fund name, and must be executed or initialed by the appropriate signatories. A redemption request received by the Trust or its designee prior to the time as of which Fund shares are valued, ordinarily the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, will receive that day’s NAV. A redemption request received on or after that time becomes effective on the next business day.

Redemption proceeds will ordinarily be wired to the investor’s bank within three business days after the redemption request, but may take up to seven calendar days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Trust may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed, or during certain other periods as permitted under the federal securities laws.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem of Institutional Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000.

The Trust agrees to redeem shares of any Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone redemption payments for more than seven days, as permitted by law.

Exchange Privilege

Except as provided below or in the applicable funds’ prospectus(es), an investor may exchange Institutional Class shares of the Fund for shares of the same class of any other fund of the Trust, Allianz Funds or PIMCO Funds that offers that class based on the respective NAVs of the shares involved. An exchange may be made by following the redemption procedure described above under “Redemptions by Mail” or, if the investor has elected the telephone redemption option, by calling the Trust at 1-800-498-5413.

An investor may exchange shares only with respect to funds or other eligible series that are registered in the investor’s state of residence or where an exemption from registration is available. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this Prospectus/Proxy Statement and “Taxation” in the Trust SAI. Shares of one Class of the Fund may also be exchanged directly for shares of another Class of the same Fund, as described (and subject to the conditions set forth) in the Trust SAI.

The Trust and the Manager each reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Trust or the Manager, the transaction would adversely affect the Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Manager to be detrimental to the Trust or the Fund. See “Abusive Trading Practices” below. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. The Trust reserves the right to impose additional restrictions on exchanges at any time, although it will attempt to give shareholders 60 days’ prior notice whenever it is reasonably able to do so. Because the Fund will not always be able to detect market timing activity, investors should not assume that the Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund. For example, it is more difficult for the Fund to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the Fund’s underlying beneficial owners.

Abusive Trading Practices

The Trust encourages shareholders to invest in the Fund as part of a long-term investment strategy and discourages excessive, short-term trading, sometimes referred to as “market timing,” and other abusive trading practices. However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund.

Certain of the Fund’s investment strategies may make the Fund more susceptible to market timing activities. For example, since the Fund intends to invest in non-U.S. securities, it may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Fund’s non-U.S. portfolio securities and the determination of the Fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for the Fund’s potential investment in securities of smaller capitalization companies, securities of issuers located in emerging markets or any high yield or other securities that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading practices, the Trust’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Fund and its shareholders. Such activities may have a detrimental effect on the Fund and its shareholders. For example, depending upon various factors such as the size of the Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through a combination of methods. To the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the NAV of the Fund’s shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Fund’s portfolio securities. See “How Fund Shares Are Priced” below for more information.

The Trust also seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Manager each reserves the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Manager, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Trust and its service providers may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be detected, mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for submission to the Fund on a net basis, conceal the identity of the individual shareholders from the Fund because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the Fund’s underlying beneficial owners. This makes it more difficult for the Fund to identify short-term transactions in the Fund. Although the Trust and its service providers may seek to review trading activity at the omnibus account level in order to identify abusive trading practices with respect to the Fund, there can be no assurance of success in this regard.

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

1.	Name.
2.	Date of birth (for individuals).
3.	Residential or business street address.
4.	Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

How Fund Shares are Priced

The net asset value per share (“NAV”) of the Fund’s Institutional Class shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange is open for trading. The Valuation Time is ordinarily at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances, the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the New York Stock Exchange.

For purposes of calculating NAV, the Fund’s investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see “Net Asset Value” in the Trust SAI. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Fund’s investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund.

The Fund may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time. The Trust’s global and international funds (including the Fund) are currently utilizing modeling tools provided by third-party vendors to determine fair values of non-U.S. securities, and other funds may do the same depending upon the extent of non-U.S. securities held in their portfolios. The Fund’s use of fair value pricing may help deter “stale price arbitrage,” as discussed above under “Abusive Trading Practices.”

For purposes of calculating NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Fund or its agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the NAV of the Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. The calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of non-U.S. securities used in NAV calculations.

Fund Distributions

The Fund distributes substantially all of its net investment income to shareholders in the form of dividends. A shareholder begins earning dividends on Fund shares the day after the Trust receives the shareholder’s purchase payment. To the extent a significant portion of the securities held by the Fund fluctuate in the rate or frequency with which they generate dividends and income, or have variable or floating interest rates, the amounts of the Fund’s income distributions to shareholders are expected to vary.

The Fund intends to declare and distribute income dividends to shareholders of record at least annually. In addition, the Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

The Fund’s dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Client Registration Application or by submitting a written request, signed by the appropriate signatories, indicating the account number, Fund name and wiring instructions.

Shareholders do not pay any sales charges or other fees on the receipt of shares received through the reinvestment of Fund distributions.

For further information on distribution options, please contact the Trust at 1-800-498-5413.

Tax Consequences

This section summarizes some of the important U.S. federal income tax consequences to U.S. persons of investing in the Fund. An investment in the Fund may have other tax implications. You should consult your tax advisor for information concerning the possible application of federal, state, local, or non-U.S. tax laws to you. Please see the Trust SAI for additional information regarding the tax aspects of investing in the Fund.

The Fund has elected to be treated and intends to qualify each year as a regulated investment company under the Internal Revenue Code. A regulated investment company is not subject to U.S. federal income tax on income and gains that are distributed in a timely manner to shareholders. The Fund’s failure to qualify as a regulated investment company would result in fund-level taxation, and, consequently, a reduced return on your investment.

Taxes on Fund Distributions. If you are a shareholder subject to U.S. federal income tax, you will be subject to tax on Fund distributions whether they are paid in cash or reinvested in additional shares of the Fund. The Fund will provide you with an annual statement showing you the amount and tax character (e.g., ordinary or capital) of the distributions you received each year.

For U.S. federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains. Fund dividends consisting of distributions of investment income are taxable to you as ordinary income. The treatment of Fund distributions of capital gains is based on how long the Fund owned (or is deemed to have owned) the investments that generated those gains, rather than how long you have owned your shares. Distributions of net capital gains (that is, the excess of net long-term capital gains from the sale of investments that the Fund owned for more than 12 months over net short-term capital losses) that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to you as long-term capital gains. Long-term capital gains rates applicable to individuals have been temporarily reduced—in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011. Distributions of net short-term capital gains in excess of net long-term capital losses will be taxable to you as ordinary income.

For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed to individual shareholders at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level.

The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds such Fund’s current and accumulated earnings and profits. In that case, the excess generally would be treated as a return of capital, which would reduce your tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of your shares.

To the extent that the Fund has capital loss carryforwards from prior taxable years, those carryforwards will reduce the net capital gains that can support the Fund’s distribution of Capital Gain Dividends. If the Fund then makes distributions of capital gains in excess of such reduced net capital gains, the amount of the excess will be supported by the Fund’s “current earnings and profits,” and will be taxable as an ordinary dividend distribution, even though that distributed excess amount would not have been subject to tax if retained by the Fund. Regardless of whether such excess amount is retained or distributed, the capital loss carryforwards that will remain available for future years are reduced by the excess of current-year capital gains over current-year capital losses.

Fund distributions are taxable to you even if they are paid from income or gains earned by the Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of the Fund distribution, you will pay full price for the shares and could receive a portion of your investment back as a taxable distribution.

Taxes When You Sell (Redeem) or Exchange Your Shares. Any gain resulting from the sale (or redemption) of Fund shares generally will be taxed to you as capital gain. When you exchange shares of the Fund for shares of another series, the transaction generally will be treated as a sale and any gain realized on such transfer will be taxed as capital gain.

A Note on Non-U.S. Investments. The Fund’s investments in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S. This may reduce the return on your investment. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Eligible funds may be able to pass through to you a deduction or credit for foreign taxes. The Fund’s investments in non-U.S. securities (other than equity securities) or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any shareholder (i) who fails to properly furnish the Fund with a correct taxpayer identification number, (ii) who has under-reported dividend or interest income, or (iii) who fails to certify to the Fund that he, she or it is not subject to such withholding. The backup withholding rate will likely be 28% for amounts paid before January 1, 2011 and is currently scheduled to increase to 31% for amounts paid thereafter.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Fund identified in the sections of the Prospectus/Proxy Statement titled “A. Overview” and “B. Principal Risk Factors” and under “Principal Investments and Strategies of the Fund” in Appendix B. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by the Fund from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus/Proxy Statement does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Fund. As with any mutual fund, investors in the Fund must rely on the professional investment judgment and skill of the Manager, Sub-Adviser and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Trust SAI for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Fund.

Common Stocks and Other Equity Securities

Common stock represents an ownership interest in a company. Common stock may take the form of shares in a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates or adverse circumstances involving the credit markets. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects.

Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. Seeking earnings growth may result in significant investments in sectors that may be subject to greater volatility than other sectors of the economy. Companies that the Fund’s portfolio manager believes are undergoing positive change and whose stock the portfolio manager believes is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the Fund’s portfolio manager’s assessment of a company’s earnings growth or other prospects is wrong, or if the portfolio manager’s judgment of how other investors will value the company is wrong, then the price of the company’s stock may fall or may not approach the value that the portfolio manager has placed on it.

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stocks, equity securities include, without limitation, preferred stocks, convertible securities and warrants. Equity securities other than common stocks are subject to many of the same risks as common stocks, although possibly to different degrees. The Fund may invest in, and gain exposure to, common stocks and other equity securities through purchasing depositary receipts, such as ADRs, EDRs and GDRs, as described under “Non-U.S. Securities” below.

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference for the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specified and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt.

Companies with Smaller Market Capitalizations

Companies that are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets. Because securities of smaller companies may have limited liquidity, the Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning illiquid securities, the Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. Companies with medium-sized market capitalizations also have substantial exposure to these risks. Furthermore, as companies’ market capitalizations fall due to declining markets or other circumstances, such companies will have increased exposure to these risks.

Initial Public Offerings

The Fund may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one Fund, if any, may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Industry Concentration

Market conditions, interest rates, and economic, regulatory or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. See “Summary of Principal Risks – Focused Investment Risk” in Appendix B.

Non-U.S. Securities

The Fund may invest in foreign (non-U.S.) securities. The Fund defines non-U.S. securities to include securities of non-U.S. issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, “non-U.S. securities”). It is expected that the Fund’s non-U.S. investments will primarily be traded on recognized non-U.S. securities exchanges, however, the Fund may also invest in securities that are traded only over-the-counter, either in the U.S. or in non-U.S. markets.

The Fund may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a non-U.S. issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.

Investing in non-U.S. securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on non-U.S. portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; market disruption; the possibility of security suspensions; and political instability. Individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with non-U.S. securities markets may change independently of each other. Also, non-U.S. securities and dividends and interest payable on those securities could be subject to withholding and other foreign taxes. Non-U.S. securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in non-U.S. securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund.

Emerging Market Securities

The Fund may invest in securities of issuers tied economically to countries with developing (or “emerging market”) economies. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. Countries with emerging market economies are those with securities markets that are, in the opinion of the Sub-Adviser, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. Funds with percentage limitations on investments in emerging market securities calculate those limitations by defining “emerging market securities” as securities issued by companies organized or headquartered in emerging market countries. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in U.S. securities or in developed countries outside the United States. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency or other hedging techniques; companies that are newly organized and/or small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal, custodial and share registration systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign Currencies

The Fund may invest directly in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign currencies and therefore will be subject to currency risk.

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or non-U.S. governments or central banks, or by currency controls or political developments. Currencies in which the Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.

Foreign Currency Transactions. The Fund may (but is not required to) enter into forward foreign currency exchange contracts for a variety of purposes, such as hedging against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies, gaining leverage and increasing exposure to a foreign currency or shift exposure from one foreign currency to another. In addition, the Fund may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a date and price set at the time of the contract, reduces the Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Fund may also use a basket of currencies to hedge against adverse changes in the value of another currency or basket of currencies or to increase the exposure to such currencies. Contracts to sell foreign currency would limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. The Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies or to increase exposure to a currency or to shift exposure of currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time. Also, any such transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies. In addition, to the extent that it engages in foreign currency transactions, the Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund’s portfolio manager(s).

Derivatives

Unless otherwise stated in the description of the Fund’s investment strategies under “A. Overview” or in Appendix B, the Fund may, but is not required to, use a number of derivative instruments. Derivatives may be used for a variety of reasons, including for risk management, for leverage and to indirectly gain exposure to other types of investments. For example, the Fund may use derivative instruments (such as securities swaps) to indirectly participate in the securities market of a country from which the Fund would otherwise be precluded for lack of an established securities custody and safekeeping system or for other reasons. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. The Sub-Adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Examples of derivative instruments that the Fund may buy, sell or otherwise utilize (unless otherwise stated in the description of the Fund’s investment strategies under “A. Overview” or in Appendix B) include, among others, option contracts, futures contracts, options on futures contracts, forward contracts, warrants and swap agreements, including swap agreements with respect to securities indexes. The Fund may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies; and may also purchase and sell futures contracts and options thereon with respect to securities, securities indexes, interest rates and foreign currencies. A description of these and other derivative instruments that the Fund may use are described under “Investment Objectives and Policies” in the Trust SAI.

The Fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments, and the use of certain derivatives may subject the Fund to the potential for unlimited loss. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Trust SAI. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Fund.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leveraging Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Fund uses derivatives for leverage, investments in the Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Fund will segregate assets determined to be liquid by the Manager or Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under derivative instruments. Leveraging risk may be especially applicable to funds that may write uncovered (or “naked”) options.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in non-U.S. countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager of the Fund may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that the Fund will engage in derivatives transactions at any time or from time to time. The Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. If the Sub-Adviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other Fund investments. The Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. There are significant differences between the securities and derivatives markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. In addition, the Fund’s use of derivatives may accelerate and/or increase the amount of taxes payable by shareholders. Derivative instruments are also subject to the risk of ambiguous documentation. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In addition, derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions.

Equity-Related Instruments

Equity-related instruments are securities and other instruments, including derivatives such as equity-linked securities, whose investment results are intended to correspond generally to the performance of one or more specified equity securities or of a specified equity index or analogous “basket” of equity securities. See “Common Stocks and Other Equity Securities” above. To the extent that the Fund invests in equity-related instruments whose return corresponds to the performance of a non-U.S. securities index or one or more non-U.S. equity securities, investing in such equity-related instruments will involve risks similar to the risks of investing in non-U.S. securities. See “Non-U.S. Securities” above. In addition, the Fund bears the risk that the issuer of an equity-related instrument may default on its obligations under the instrument. Equity-related instruments are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments. See “Derivatives” above. Equity-related instruments may be considered illiquid and thus subject to the Fund’s restrictions on investments in illiquid securities.

Defensive Strategies

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objectives when it does so. The Fund may maintain a portion of its assets in high-quality fixed income securities, cash and cash equivalents to pay Fund expenses and to meet redemption requests.

Fixed Income Securities

As used in this Prospectus/Proxy Statement, the term “fixed income securities” includes, without limitation: securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”); corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Unless otherwise stated in the descriptions of the Fund’s investment strategies under “A. Overview” in the Prospectus/Proxy Statement or in Appendix B, the Fund may invest in derivatives based on fixed income securities.

Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market conditions. As interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities with longer “durations” (a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to interest rate movements than those with shorter durations. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities or durations tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities

Securities rated lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or unrated securities deemed by the Sub-Adviser to be of comparable quality, are sometimes referred to as “high yield securities” or “junk bonds.” Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Fixed income securities rated in the lowest investment grade categories by a rating agency may also possess speculative characteristics. If securities are in default with respect to the payment of interest or the repayment on principal, or present an imminent risk of default with respect to such payments, the issuer of such securities may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

Credit Ratings and Unrated Securities

The Fund may invest in securities based on their credit ratings assigned by rating agencies such as Moody’s, S&P and Fitch. Moody’s, S&P, Fitch and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. An Appendix to the Trust SAI describes the various ratings assigned to fixed income securities by Moody’s, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Sub-Adviser does not rely solely on credit ratings, and may develop its own analyses of issuer credit quality.

The Fund may purchase unrated securities (which are not rated by a rating agency) if the Sub-Adviser determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Sub-Adviser may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. In the event the Fund invests a significant portion of assets in high yield securities and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Sub-Adviser’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Rule 144A Securities

Rule 144A securities are securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”). Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid and thus may be subject to the Fund’s limitation to invest not more than 15% of its net assets in securities which are illiquid at the time of investment, although the Fund may determine that certain Rule 144A securities are liquid in accordance with procedures adopted by the Board of Trustees. See “Illiquid Securities” below.

Variable and Floating Rate Securities

Variable- and floating-rate securities provide for a periodic adjustment in the interest rate paid on the obligations. If the Fund invests in floating-rate debt instruments (“floaters”) or engages in credit-spread trades, it may gain a certain degree of protection against rises in interest rates, but will participate in any declines in interest rates as well. This is because variable- and floating-rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating-rate securities will not generally increase in value if interest rates decline. The Fund may also invest in inverse floating-rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. When the Fund holds variable- or floating-rate securities, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares. Certain of the Fund’s investments, including variable- and floating-rate securities, may require the Fund to accrue and distribute income not yet received. As a result, in order to generate cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it would otherwise have continued to hold.

Convertible Securities

Convertible securities are generally bonds, debentures, notes, preferred stocks, “synthetic” convertibles and other securities or investments that may be converted or exchanged (by the holder or issuer) into equity securities of the issuer (or cash or securities of equivalent value). The price of a convertible security will normally vary in some proportion to changes in the price of the underlying equity security because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated or high-yield securities subject to greater levels of credit risk, and may also be less liquid than non-convertible debt securities. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. Also, the Fund may be forced to convert a security before it would otherwise choose, which may decrease the Fund’s return.

Synthetic Convertible Securities. “Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income producing component and a right to acquire an equity security). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments while the convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Synthetic securities may also be created by third parties, typically investment banks or other financial institutions. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible consists of two or more separate securities, each with its own market value, and has risks associated with derivative instruments. See “Derivatives.”

Loans of Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

The Fund may (but is not required to) lend portfolio securities representing up to 33 1/3% of its total assets. Collateral received from loans of portfolio securities can therefore represent a substantial portion of the Fund’s assets. The Fund does not currently have a program in place pursuant to which it may lend portfolio securities. However, it may establish such a program in the future. Please see “Investment Objectives and Policies – Securities Loans” in the Trust SAI.

Short Sales

The Fund may make use of short sales for investment and risk management purposes, including when the Sub-Adviser anticipates that the market price of securities will decline or will underperform relative to other securities held in the Fund’s portfolio. Short sales are transactions in which the Fund sells a security or other instrument (such as an option, forward, futures contract or other derivatives contract) that it does not own. Alternatively or in combination with direct short sales, the Fund may utilize derivative instruments, such as futures on indices or swaps on individual securities, in order to achieve the desired level of short exposure for the portfolio. When the Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividends or interest that accrues on the security during the period of the loan. The amount of any gain from a short sale will be reduced, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Until a short position is closed out, the net proceeds of the short sale will be retained by the lending broker to the extent necessary to meet margin requirements, together with any additional assets the broker requires as collateral. The Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Fund may engage in short sales that are not “against the box,” which involve additional risks. The Fund’s loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. The Fund’s use of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long equity positions will decline in value at the same time that the value of the securities underlying its short positions increase, thereby increasing potential losses to the Fund. In addition, the Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. Short selling also involves a form of financial leverage that may exaggerate any losses realized by the Fund that utilizes short sales. See “Derivatives—Leveraging Risk” above and “Summary of Principal Risks—Leveraging Risk” in Appendix B. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. The SEC and other (including non-U.S.) regulatory authorities have imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which the Fund may enter into short positions. Any such restrictions may hinder the Fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.

In certain market and regulatory environments, the Fund may seek to obtain some or all of its short exposure by using derivative instruments on indices or individual securities, instead of engaging directly in short sales on individual securities. Such environments may include instances of regulatory restrictions as described above. It may also include periods when prime brokers or other counterparties are unable or unwilling to support the Fund’s short-selling of individual securities on adequate terms. Following recent economic developments, including significant turbulence in the credit markets and the financial sector, counterparties that provide prime brokerage services in support of short selling have significantly curtailed their prime brokerage relationships with registered mutual funds. Consequently, the Fund may be unable to engage in short sales of individual securities on practicable terms and may instead seek all of its short exposure through derivatives. This circumstance may change in the future, either as new counterparties or trading structures become available or as counterparties that previously acted as prime brokers to mutual funds expand the scope of services they provide. To the extent the Fund achieves short exposure by using derivative instruments, it will be subject to many of the foregoing risks, as well as to those described under “Derivatives” above.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Fund’s overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated to cover these positions.

Repurchase Agreements

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements and Other Borrowings

The Fund may enter into reverse repurchase agreements and dollar rolls, subject to the Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Fund but only securities that are “substantially identical.” Reverse repurchase agreements and dollar rolls may be considered forms of borrowing for some purposes. The Fund will segregate assets determined to be liquid by the Manager or Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements, dollar rolls and other borrowings.

The Fund also may borrow money to the extent permitted under the 1940 Act, subject to any policies of the Fund currently described in this Prospectus/Proxy Statement or in the Trust SAI.

In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Fund may make short-term borrowings from investment companies (including money market mutual funds) advised or subadvised by the Manager or its affiliates.

Reverse repurchase agreements, dollar rolls and other forms of borrowings will create leveraging risk for the Fund. See in Appendix B “Summary of Principal Risks – Leveraging Risk.”

Illiquid Securities

The Fund may invest in illiquid securities so long as not more than 15% of the value of the Fund’s net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees. The Sub-Adviser may be subject to significant delays in disposing of illiquid securities held by the Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Please see “Investment Objectives and Policies” in the Trust SAI for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investments in Real Estate Investment Trusts

The Fund may invest in real estate investment trusts (REITs). REITs are entities that primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs generally invest a majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs generally invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

To the extent that the Fund invests in REITs, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. The Fund investing in REITs is also subject to the risk that a REIT will default on its obligations or go bankrupt. As with any investment in real estate, a REIT’s performance will also depend on factors specific to that REIT, such as the company’s ability to find tenants for its properties, to renew leases, to finance property purchases and renovations, and the skill of the REIT’s management. To the extent a REIT is not diversified, it is subject to the risk of financing or investing in a single or a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. The Fund’s investments in REITs could cause the Fund to recognize income in excess of cash received from those securities and, as a result, the Fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make required distributions.

Investment in Other Investment Companies

The Fund may invest in other investment companies, including exchange-traded funds (ETFs). Please see “Investment Objectives and Policies” in the Trust SAI for more detailed information. As a shareholder of an investment company, the Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers. To the extent the estimated fees and expenses of the Fund attributable to investment in investment companies, or in companies that rely on certain exemptions from the definition of that term, exceed 0.01% of the Fund’s average net assets (without taking into account expenses from investing cash collateral for securities loans), those amounts are reflected in the Fund’s expense table in the Fund Summary in Appendix B. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Fund may invest in shares of investment companies (including money market mutual funds) advised or subadvised by the Manager or its affiliates.

Portfolio Turnover

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. The portfolio turnover rate of the Fund employing a written call option strategy or similar strategy may increase to the extent that the Fund is required to sell portfolio securities to satisfy obligations under such a strategy. Higher portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed as ordinary income when distributed to individual shareholders) and may adversely impact the Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. Funds that change Sub-Advisers and/or investment objectives and policies or that engage in reorganization transactions with other funds may experience substantially increased portfolio turnover due to the differences between the fund’s previous and current investment objectives and policies and portfolio management strategies. During the most recently completed fiscal year, the Fund had a portfolio turnover rate in excess of 100%. The Fund may have a portfolio turnover rate in excess of 100% in the current fiscal year or in future periods.

Changes in Investment Objectives and Policies

The investment objective of the Fund is not fundamental and may be changed by the Board of Trustees without shareholder approval. Unless otherwise stated in the Trust SAI, all investment policies of the Fund may be changed by the Board of Trustees without shareholder approval. In addition, the Fund may be subject to additional restrictions on their ability to utilize certain investments or investment techniques described herein or in the Trust SAI. These additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders. If there is a change in the Fund’s investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

Smaller-Sized Funds

In addition to the risks described under “Summary of Principal Risks” in Appendix B and in this section, it is possible that smaller-sized funds (such as the Fund) may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Fund’s size, have a disproportionate impact on the Fund’s performance results. The Fund would not necessarily have achieved the same performance results if its aggregate net assets had been greater.

Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure

Unless otherwise stated, all market capitalization criteria and percentage limitations on Fund investments listed in this Prospectus/Proxy Statement will apply at the time of investment. The Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Fund’s investments refer to total assets. Unless otherwise stated, if the Fund is described as investing in a particular type of security or other instrument, either generally or subject to a minimum investment percentage, the Fund may make such investments either directly or by gaining exposure through indirect means, such as depositary receipts, derivatives, placement warrants or other structured products.

The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus/Proxy Statement. These securities and techniques may subject the Fund to additional risks. Please see the Trust SAI for additional information about the securities and investment techniques described in this Prospectus/Proxy Statement and about additional securities and techniques that may be used by the Fund.

Certain Affiliations

Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with brokers that are deemed to be affiliated persons of the Fund, the Manager or the Sub-Adviser. The Fund’s ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. These restrictions could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Additional Performance Information

As noted in the Fund Summary in Appendix B, this section contains additional information regarding the calculation of the Fund’s performance and the presentation of such performance. The Average Annual Total Returns Table in the section titled “A. Overview” in the Prospectus/Proxy Statement compares the Fund’s returns with those of at least one broad-based market index as well as a performance average of similar mutual funds as grouped by Lipper. The sub-sections below titled “Index Descriptions” and “Lipper Average Descriptions” describe the market indices and Lipper Inc. (“Lipper”) Averages that are used. The sub-section below titled “Share Class Performance” describes the calculation of the Fund’s Institutional Class performance.

Index Descriptions.

The Morgan Stanley Capital International Europe Australasia Far East (“MSCI EAFE”) Index is an unmanaged index of non-U.S. growth stock markets. The MSCI EAFE Index is composed of a sample of companies representative of the market structure of 21 European and Pacific Basin countries. It is not possible to invest directly in the index. Performance data presently shown for the index is presented gross of dividend tax withholding for the NAIF Fund (resulting in higher reported performance), and net of dividend tax withholding for the Acquiring Fund (resulting in lower reported performance).

The Morgan Stanley Capital International Europe Australasia Far East (“MSCI EAFE”) Growth Index is an unmanaged index of non-U.S. growth stock markets consisting of the top 50 % of companies by price-to-book value ratio that belong to the MSCI EAFE Index. It is not possible to invest directly in the index. Performance data presently shown for the index is presented gross of dividend tax withholding for the NAIF Fund (resulting in higher reported performance), and net of dividend tax withholding for the Acquiring Fund (resulting in lower reported performance).

The Lipper International Multi-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. International multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI. It does not take into account sales charges.

Share Class Performance.

Information about the Fund’s performance is based on the Fund’s (or its predecessor’s) record to a recent date and is not intended to indicate future performance. Investment results of the Fund will fluctuate over time, and any representation of the Fund’s total return or yield for any prior period should not be considered as a representation of what an investor’s total return or yield may be in any future period. The Trust’s annual and semi-annual reports to shareholders contain additional performance information for the Fund and are available upon request, without charge, by calling 1-800-498-5413. As discussed in the Trust SAI, and in this Prospectus/Proxy Statement, a fund may have had adviser and sub-adviser changes during the periods for which performance is shown, or may have changed its investment objective, policies and/or strategies during such periods, and would not necessarily have achieved the results shown under its current investment management arrangements and/or investment objectives, policies and strategies.

The following table sets forth the inception dates of Institutional Class shares of the Fund. Except as noted below, total return presentations for periods prior to the Inception Date of a class reflect the prior performance of Institutional Class shares of the Fund. The Fund was a series of Nicholas-Applegate Institutional Funds prior to its reorganization as a Fund of the Trust on February 2, 2009. Accordingly, “Inception Date of Fund” for this Fund refers to the inception date of its Nicholas-Applegate predecessor series. For periods prior to the reorganization of the Fund, the total return presentation is based on the historical performance of the Class I shares of the Nicholas-Applegate International Growth Fund. Please see “A. Overview” in the Prospectus/Proxy Statement and “Management of the Funds” in this Appendix D for more detailed information about the Fund’s fees and expenses.

Fund	Inception Date of Fund	Class	Inception Date of Class
NACM International Growth Fund	12/27/96	Institutional	12/27/96

Appendix E

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the financial performance of each class of shares of the NAIF Fund, as well as Institutional Class Shares of the Acquiring Fund, for the past 5 years (or, if shorter, the period since commencement of operations). Information is presented for the last five fiscal years of the NAIF Fund and Acquiring Fund (or, if shorter, the period since commencement of operations), including for the most recent semi-annual fiscal periods ending September 30, 2009 and May 31, 2009, respectively. Certain information reflects results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. Except as indicated, this information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the applicable Trust’s annual report to shareholders. The information for the NAIF Fund for the period ended September 1, 2009, and for the Acquiring Fund for the period ended May 31, 2009, is included in the semi-annual report of the applicable Trust, and is unaudited. The annual and semi-annual reports of the NAIF Fund and Acquiring Fund are incorporated by reference into the Merger SAI and are available free of charge upon request from the Distributor.

	Net Asset Value Beginning of Period	Net Investment Income (Loss)(1)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Nicholas-Applegate International Growth Fund
Class I
9/30/09*	$5.43	$0.07	$2.02	$2.09	$—	$—
3/31/09	12.01	0.13	(5.64)	(5.51)	(0.06)	(1.01)
3/31/08	14.41	0.19	2.02	2.21	(0.76)	(3.85)
3/31/07	13.00	0.07	1.93	2.00	(0.08)	(0.51)
3/31/06	9.08	0.01	3.92	3.93	(0.01)	—
3/31/05	8.19	0.01	0.92	0.93	—	(0.04)
Class II
9/30/09*	$5.43	$0.07	$2.02	$2.09	$—	$—
2/17/09**-3/31/09	5.54	0.04	0.15	(0.11)	—	—

E-1

						Ratios to Average Net Assets(3)
	Total Distri- butions	Net Asset Value End of Period	Total Return(2)		Net Assets End of Period (000s)	Total Expenses	Net Investment Income (Loss)	Expenses (Reimbursements)/ Recoupment	Expenses Net of Reimburse- ment/ Recoupment	Expenses Net of Reimburse- ment/ Recoupment/ Offset(4)	Portfolio Turnover Rate
Nicholas-Applegate International Growth Fund
Class I
9/30/09*	$—	$7.52	38.49%		$20,103	1.14%	1.98%	—%	1.14%	1.13%	71%
3/31/09	(1.07)	5.43	(46.87)		17,034	1.16	1.70	—	1.16	0.91	60
3/31/08	(4.61)	12.01	12.58		7,340	1.16	1.09	—	1.16	0.90	113
3/31/07	(0.59)	14.41	15.75		23,827	1.18	0.49	—	1.18	1.04	118
3/31/06	(0.01)	13.00	43.28		20,562	1.89	0.08	(0.47)	1.42	1.39	196
3/31/05	(0.04)	9.08	11.34		33,900	2.07	(0.42)	(0.59)	1.48	1.48	166
Class II
9/30/09*	$—	$7.52	38.49%		$10,680	0.99%	2.12%	—%	0.99%	0.99%	71%
2/17/09**-3/31/09	—	5.43	(1.99	)(5)	6,882	1.00	6.51	—	1.00	0.93	60

*	Unaudited
**	Commencement of operations
1	Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
2	Total returns are not annualized for periods less than one year.
3	Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions of total expenses. Such amounts would increase net investment income (loss) ratios had such reductions not occurred.
4	Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.
5	Inception to date return.

E-2

	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Allianz NACM International Growth Fund
Institutional Class
5/31/09*	$4.98	$0.05	$0.27	$0.32	$(0.17)	$(1.17)
4/1/08-11/30/08**	8.46	0.10	(3.58)	(3.48)	—	—
3/31/08	22.35	0.17	3.82	3.99	(0.29)	(17.59)
3/31/07	22.69	0.07	2.86	2.93	(0.07)	(3.20)
3/31/06	20.47	0.16	6.05	6.21	—	(3.99)
3/31/05	19.09	0.08	1.72	1.80	—	(0.42)
3/31/04	12.83	0.30	6.00	6.30	(0.04)	—

E-3

	Total Distributions	Net Asset Value End of Period	Total Return(b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement(c)	Ratio of Expenses to Average Net Assets without Waiver and Reimbursement(c)	Ratio of Expenses to Average Net Assets net of Reimbursement/ Recoupment offset(d)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Portfolio Turnover Rate
Allianz NACM International Growth Fund
Institutional Class
5/31/09*	$(1.34)	$3.96	11.23%	$6,664	1.57%	4.72%	0.00%	4.00%	136%
4/1/08-11/30/08**	—	4.98	(41.13)	5,878	1.42	1.42	1.12	1.90	29
3/31/08	(17.88)	8.46	11.37	9,496	1.38	1.38	0.99	1.02	113
3/31/07	(3.27)	22.35	13.80	15,000	1.41	1.41	1.14	(0.30)	119
3/31/06	(3.99)	22.69	33.63	45,889	1.37	1.37	0.99	0.73	167
3/31/05	(0.42)	20.47	9.49	41,394	1.39	1.39	1.08	0.42	203
3/31/04	(0.04)	19.09	49.17	51,450	1.45	1.49	1.19	1.35	186

*	Unaudited
**	On November 14, 2008, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.

E-4

Appendix F

COMPARISON OF LEGAL STRUCTURES AND ORGANIZATIONAL DOCUMENTS

Allianz Funds Multi-Strategy Trust (the “Allianz Trust”) is an unincorporated voluntary association with transferable shares organized under the laws of the Commonwealth of Massachusetts (commonly referred to as a Massachusetts business trust) subject to the provisions of its Amended and Restated Agreement and Declaration of Trust (the “Allianz Declaration”) and its Amended and Restated Bylaws (the “Allianz Trust Bylaws”). Nicholas-Applegate Institutional Funds (the “NAIF Trust”) is a Delaware statutory trust organized under and subject to the Delaware Statutory Trust Act (the “Delaware Act”), the provisions of its Amended and Restated Declaration of Trust, as amended (the “NAIF Declaration”) and its Amended Bylaws (the “NAIF Bylaws”). Though the Allianz Declaration is governed by Massachusetts law, the Allianz Declaration is not subject to any substantive Massachusetts statutory legal requirements because it is an unincorporated voluntary association. The provisions of the Allianz Declaration and the Allianz Bylaws differ in some respects from those of the NAIF Declaration and the NAIF Bylaws, as interpreted under the Delaware Act. Shareholders may obtain a copy of the Allianz Declaration and the Allianz Bylaws without charge upon written request to the Allianz Trust. Shareholders should note the following principal differences between the NAIF Declaration and NAIF Bylaws and applicable provisions of the Delaware Act, on the one hand, and the Allianz Declaration and Allianz Bylaws and Massachusetts law, on the other hand:

•

Under the Delaware Act, shareholder liability is limited, while under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust although, as described below, the risk of a shareholder of a Massachusetts business trust incurring financial loss from shareholder liability will be limited to circumstances in which the disclaimer of such liability was inoperative and the trust was unable to meet its obligations. See “Shareholder Liability” below.

•	There are no statutory rights of inspection with respect to the books and records of the Allianz Trust, while such rights exist with respect to the NAIF Trust. See “Rights of Inspection” below.

•

Shareholders of the NAIF Trust generally have the right to vote with respect to the approval of any merger, consolidation or sale of assets of the NAIF Trust or any series thereof, while shareholders of the Allianz Trust have the right to vote on such transactions only if required by law or if the Trustees of the Allianz Trust determine that such a vote would be necessary or desirable. See “C. Information About the Proposed Mergers—6. Differences between the rights of Acquiring Fund shareholders and NAIF Fund shareholders” in the Prospectus/Proxy Statement.

These differences and other differences are described in more detail below.

Certain Provisions of the Delaware Act.

Shareholder Liability. The Delaware Act provides that the beneficial owners of a statutory trust are entitled to the same limitation of personal liability extended to stockholders of private corporations organized under the general corporation law of Delaware. The NAIF Declaration and the NAIF Bylaws provide for indemnification by each the NAIF Fund and hold harmless each shareholder of the NAIF Fund from and against any claim or personal liability to which such shareholder becomes subject solely by reason of being or having been a shareholder of the NAIF Fund. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the Allianz Trust. However, the Allianz Declaration disclaims shareholder liability for acts or obligations of the Allianz Trust and requires that notice of such disclaimer be given in each agreement, undertaking or obligation entered into or executed by the Allianz Trust. Like the NAIF Declaration, the Allianz Declaration provides for indemnification out of Acquiring Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Acquiring Fund as a result of holding shares of the Acquiring Fund. Thus, the risk of a shareholder of the Acquiring Fund incurring financial loss from shareholder liability will be limited to circumstances in which such disclaimer was inoperative and the Acquiring Fund was unable to meet its obligations.

Rights of Inspection. Under the Delaware Act, each shareholder of the NAIF Trust has the right to inspect the records of the NAIF Trust to the extent provided for in the NAIF Trust’s governing instrument. Under the NAIF Declaration and NAIF Bylaws, holders of the NAIF Trust have the right to inspect the records of the NAIF Trust during normal business hours for any purpose not harmful to the NAIF Trust. Under the Allianz Declaration and Allianz Bylaws, no holder of Allianz Trust shares has a right to inspect any account, book or document of the Allianz Trust except as conferred by law or authorized by the Trustees. As indicated above, the Allianz Declaration is not subject to any substantive Massachusetts statutory legal requirements under Massachusetts law; therefore, there are no statutory rights of inspection with respect to the Allianz Trust.

Trustees’ Liability; Indemnification. The Delaware Act limits the liability of a Delaware statutory trust’s trustees, beneficial shareholders or other person for monetary damages absent provisions to the contrary in the trust’s governing documents. The NAIF Declaration contains no such provision to the contrary. Under the NAIF Declaration and the NAIF Bylaws, no trustee, officer, employee or agent of the NAIF Trust (when acting in such capacity) is subject to any personal liability to any person other than the NAIF Trust or its beneficial holders in connection with the property or the affairs of the NAIF Trust. Furthermore, no trustee, officer, employee or agent of the NAIF Trust is liable to the NAIF Trust or its beneficial shareholders for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Delaware Act also permits a Delaware statutory trust to include in its governing instrument a provision indemnifying any trustee, beneficial owner or other person from and against any and all claims. Under the terms of the NAIF Declaration, the NAIF Trust shall indemnify and advance expenses to its current and former trustees, officers, employees or agents against all liabilities and expenses reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding in which he or she may be involved by reason of being or having been a trustee, officer, employee or agent of the NAIF Trust. However, the NAIF Declaration also provides that such trustee, officer, employee or agent shall not be entitled to indemnification in any matter as to which they have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of their duties. Furthermore, the NAIF Declaration provides that, as to any matter disposed of by compromise payment, no indemnification for payment or other expense shall be provided unless there has been a determination that such trustee, officer, employee or agent did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office by a court or other body approving the settlement or other disposition or by a reasonable determination, based on a review of readily available facts, that he or she did not engage in such conduct by written opinion from independent legal counsel approved by the trustees. The NAIF Declaration further provides that any person entitled to indemnification may satisfy that right solely out of trust property. In addition, the NAIF Declaration permits the NAIF Trust to make advance payments in connection with indemnification, provided that the indemnified party shall have given a written undertaking to reimburse the NAIF Trust in the event it is subsequently determined that he or she is not entitled to such indemnification.

The Allianz Declaration provides for indemnification of the Allianz Trust’s Trustees and officers and the advancement of expenses to indemnitees to the maximum extent permitted under the 1940 Act. The Allianz Declaration provides in general that a trustee, officer or other person acting under their direction is entitled to indemnification except with respect to any matter as to which such person shall have been finally adjudicated in any action, suit or other proceeding (a) not to have acted in good faith in the reasonable belief that such person’s action was in or not opposed to the best interest of the Allianz Trust or (b) to be liable to the Allianz Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Under the 1940 Act, directors/trustees or officers may not be indemnified against any liability arising from their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The SEC has indicated that a registered investment company may advance attorneys’ fees or other expenses incurred by directors/trustees or officers in defending a proceeding upon his or her undertaking to repay the advance unless it is ultimately determined that he or she is entitled to indemnification. In addition, either (i) the indemnitee must provide security for such undertaking; (ii) the company must be insured against losses arising from lawful advances; or (iii) a majority of the disinterested non-party directors/trustees (or an independent legal counsel) must determine that there is reason to believe the indemnitee ultimately will be found entitled to indemnification.

Distributions. The NAIF Trust is not subject to any substantive Delaware statutory legal requirements with respect to dividends or distributions under Delaware law. However, the NAIF Declaration provides that dividends and distributions to shareholders of a particular series or class may be paid on a pro rata basis, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any series or class, with such frequency as the trustees may determine and only from such of the income and capital gains, accrued or realized, from the trust property belonging to that series or allocable to that class after providing for actual and accrued liabilities. Furthermore, such dividends and distributions may be made in cash or in kind, or a combination thereof. The Allianz Declaration contains substantially similar provisions and the Allianz Trust is not subject to any related substantive Massachusetts statutory legal requirements under Massachusetts law.

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Allianz NACM International Growth Fund

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

[—], 2010

This Statement of Additional Information (the “Merger SAI”) relates to the proposed merger (the “Merger”) of the Nicholas-Applegate International Growth Fund (the “NAIF Fund”), a series of Nicholas-Applegate Institutional Funds (the “NAIF Trust”), into the Allianz NACM International Growth Fund (the “Acquiring Fund”), a series of Allianz Funds Multi-Strategy Trust (the “Allianz Trust” or the “Trust”).

This Merger SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated [—], 2010 (the “Prospectus/Proxy Statement”) relating to the Merger. This Merger SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to Allianz Global Investors Distributors at 1345 Avenue of the Americas, New York, NY 10105 or by calling 1-800-498-5413.

I. Additional Information About the Acquiring Fund

Allianz NACM International Growth Fund

Institutional Class             Ticker: AILIX

This Merger SAI is accompanied by the Statement of Additional Information of the Allianz Trust dated November 3, 2009 (the “Trust SAI”), which has been filed with the Securities and Exchange Commission and is incorporated herein by reference (File No. 333-148624). Terms not otherwise defined herein have the meanings assigned in the Trust SAI.

1

Management of the Trust

Trustees and Officers

In addition to the individuals listed in the table entitled “Independent Trustees” under “Management of the Trust—Trustees and Officers” in the Trust SAI, the individual below also serves as an Independent Trustee of the Allianz Trust.

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
James A. Jacobson 02/03/1945	Trustee	Since December 2009	Retired. Formerly, Vice Chairman, Managing Director, Spear, Leeds & Kellogg Specialists, LLC, specialist firm on NYSE (2003-2008).	44	Trustee, Alpine Mutual Fund complex

Committees of the Board of Trustees

Mr. Jacobson serves as a member of each of the Audit Oversight, Nominating, Valuation and Compensation Committees.

Securities Ownership

The following table discloses the dollar range of equity securities beneficially owned by Mr. Jacobson as of December 14, 2009 (including through any deferred compensation plan), and, on an aggregate basis, in any registered investment companies overseen by Mr. Jacobson within the Allianz Trust’s family of investment companies.

Name of Trustee	Dollar Range of Equity Securities in Each Fund or Series Overseen by the Trustee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
James A. Jacobson		None
Allianz NACM Global Equity 130/30 Fund	None
Allianz NACM International Growth Fund	None
Allianz NFJ Global Dividend Value Fund	None
Allianz RCM All Horizons Fund	None
Allianz RCM Disciplined Equity Fund	None
Allianz RCM Global EcoTrendsSM Fund	None
Allianz RCM Global Water Fund	None
Allianz RCM International Opportunities Fund	None
Allianz Global Investors Solutions Retirement Income Fund	None
Allianz Global Investors Solutions Core Allocation Fund	None
Allianz Global Investors Solutions Growth Allocation Fund	None
Allianz Global Investors Solutions 2015 Fund	None
Allianz Global Investors Solutions 2020 Fund	None

2

Name of Trustee	Dollar Range of Equity Securities in Each Fund or Series Overseen by the Trustee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Allianz Global Investors Solutions 2030 Fund	None
Allianz Global Investors Solutions 2040 Fund	None
Allianz Global Investors Solutions 2050 Fund	None

Trustees’ Compensation

The following table sets forth information regarding compensation for the most recent fiscal year (except as noted) received by those Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust. (Trustees who are interested persons of the Trust and Officers of the Trust receive no compensation from the Trust).

Name of Person	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses		Estimated Annual Benefits Upon Retirement		Total Compensation from Trust and Fund Complex Paid to Trustees for Calendar Year-Ended December 31, 2008
James A. Jacobson*	$0	$	N/A	$	N/A	$0

*	Mr. Jacobson commenced serving as an Independent Trustee of the Trust on December 14, 2009.

II. Financial Statements

A. Incorporation by Reference

This Merger SAI is accompanied by: (i) the Annual Report for Class I, Class II, Class III & Class IV Shares of Nicholas-Applegate Institutional Funds for the year ended March 31, 2009; (ii) the Report to Shareholders of Nicholas-Applegate International Growth Fund (the predecessor to the Acquiring Fund) for the period April 1, 2008 to November 30, 2008 (together, the “Annual Reports”); (iii) the Semi-Annual Report for Class I, Class II, Class III & Class IV Shares of Nicholas-Applegate Institutional Funds, including the unaudited Financial Statements therein, for the six months ended September 30, 2009; and (iv) the Semi-Annual Report for Allianz Multi-Strategy Funds, including the unaudited Financial Statements therein, for the six months ended May 31, 2009 (together, the “Semi-Annual Reports”).

The Annual Reports and Semi-Annual Reports contain historical financial information regarding the NAIF Fund and Acquiring Fund (including its predecessor). The Annual Reports (including the reports of PricewaterhouseCoopers LLP contained therein) and Semi-Annual Reports have been filed with the Securities and Exchange Commission and are incorporated herein by reference (File No. 811-7384 with respect to the NAIF Fund’s and Acquiring Fund predecessor’s shareholder reports, and File No. 811-22167 with respect to the Acquiring Fund’s shareholder reports).

B. Unaudited Pro Forma Combining Financial Statements

Unaudited pro forma combining financial statements relating to the Merger, including notes to such pro forma financial statements, are set forth below. Subject to the approval of the

3

Agreement and Plan of Reorganization by NAIF Fund shareholders, the NAIF Fund would combine into the Acquiring Fund in a transaction in which the Acquiring Fund will be the surviving entity. As a result of the proposed transaction, the NAIF Fund will cease to be a separate series of the NAIF Trust and NAIF Fund shareholders will receive in exchange for their shares a number of Institutional Class shares of the Acquiring Fund (the “Merger Shares”) equal in value at the date of the Merger to the aggregate value of their NAIF Fund shares. The pro forma combined financial statements reflect the combined financial position of NAIF Fund with the Acquiring Fund at May 31, 2009 as if the Merger had occurred on June 1, 2008. The statement of assets and liabilities and the related statement of operations of the NAIF Fund and the Acquiring Fund have been combined as of and for the twelve months ended May 31, 2009. The following pro forma combined financial statements should be read in conjunction with the separate financial statements of the NAIF Fund and Acquiring Fund contained within the Annual Reports and Semi-Annual Reports referred to in the preceding section.

4

PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES

May 31, 2009 (Unaudited)

	Allianz NACM International Growth Fund	NAIF International Growth Fund	Pro Forma Adjustments		Combined Allianz NACM International Growth Fund
Assets:
Investments, at value	$6,544,510	$29,055,240			$35,599,750
Repurchase agreements, at value	156,000	—			156,000
Cash	224	—			224
Foreign currency, at value	1,668	2			1,670
Receivable for investments sold	—	279,358			279,358
Receivable for Fund shares sold	—	7,423			7,423
Dividends and interest receivable (net of foreign taxes)	70,203	174,909			245,112
Receivable from Investment Manager	10,391	—			10,391
Prepaid expenses	7,226	—			7,226

Total Assets	6,790,222	29,516,932			36,307,154

Liabilities:
Payable for investments purchased	36,198	156,859			193,057
Bank Overdraft	—	269,374			269,374
Payable for Fund shares redeemed	—	17,967			17,967
Investment management fees payable	—	18,516			18,516
Distribution fees payable	10	—			10
Servicing fees payable	10	—			10
Accrued expenses	27,114	3,149			30,263

Total Liabilities	63,332	465,865			529,197

Net Assets	$6,726,890	$29,051,067			$35,777,957

Shares of beneficial interest:
Par value ($0.00001 per share)	$17	$—	73		$90
Paid-in capital in excess of par	26,147,643	36,695,668	(73)		62,843,238
Undistributed net investment income	72,344	424,793			497,137
Accumulated net realized loss	(20,062,849)	(10,611,209)			(30,674,058)
Net unrealized appreciation of investments and foreign currency transactions	569,735	2,541,815			3,111,550

Net Assets	$6,726,890	$29,051,067			$35,777,957

Cost of Investments	$5,980,101	$26,522,457			$32,502,558

Cost of Repurchase Agreements	$156,000	$—			$156,000

Cost of Foreign Currency	$1,644	$2			$1,646

Net Assets:
Class A	$11,609	$—			$11,609
Class C	16,449	—			16,449
Class D	11,609	—			11,609
Class R	11,599	—			11,599
Class P	11,619	—			11,619
Institutional Class	6,664,005	—	$29,051,067	(a)	35,715,072
Class I	—	20,769,875	(20,769,875	)(a)	—
Class II	—	8,281,192	(8,281,192	)(a)	—

Shares Issued and Outstanding:
Class A	2,941	—			2,941
Class C	4,177	—			4,177
Class D	2,941	—			2,941
Class R	2,941	—			2,941
Class P	2,941	—			2,941
Institutional Class	1,684,195	—	7,336,128	(a)	9,020,323
Class I	—	3,179,269	(3,179,269	)(a)	—
Class II	—	1,268,494	(1,268,494	)(a)	—

Net Asset Value and Redemption Price Per Share
Class A	$3.95	$—			$3.95
Class C	3.94	—			3.94
Class D	3.95	—			3.95
Class R	3.94	—			3.94
Class P	3.95	—			3.95
Institutional Class	3.96	—			3.96
Class I	—	6.53			—
Class II	—	6.53			—

(a)	Classes I and II net assets and shares of NAIF International Growth Fund are exchanged for Institutional Class shares of Allianz NACM International Growth Fund Initial per share values of each class are presumed to equal the Institutional share class of the Allianz NACM International Growth Fund

See Notes to Pro Forma combined financial statements

PRO FORMA COMBINED STATEMENT OF OPERATIONS

Twelve months ended May 31, 2009 (Unaudited)

	Allianz NACM International Growth Fund	NAIF International Growth Fund	Pro Forma Adjustments		Combined Allianz NACM International Growth Fund
Investment Income:
Interest	$58	$—	$—		$58
Dividends, net of foreign withholding taxes of $27,188 and $48,454, respectively	280,236	519,556	—		799,792

Total Income	280,294	519,556	—		799,850

Expenses:
Investment management fees	73,353	134,276	41,064	(a)	248,693
Administration fees	64,886	39,857	(104,743	)(b)	—
Distribution fees—Class C	25	—	—		25
Distribution fees—Class R	2,790	—	(2,782	)(c)	8
Servicing fees—Class A	8	—	—		8
Servicing fees—Class C	9	—	—		9
Servicing fees—Class D	8	—	—		8
Servicing fees—Class R	8	—	—		8
Administrative servicing fees—Class P	3	—	—		3
Organizational expenses	52,319	—	—		52,319
Legal fees	2,041	—	10,000	(b)	12,041
Trustees’ fees	9,771	3,173	—		12,944
Audit and tax services fees	16,376	800	12,000	(b)	29,176
Registration fees	10,902	—	11,000	(b)	21,902
Custodian and accounting agent fees	19,470	—	118,000	(b)	137,470
Shareholder communications fees	5,900	—	20,000	(b)	25,900
Transfer agent fees	1,416	—	14,000	(b)	15,416
Miscellaneous expenses	3,515	1,400	—		4,915

Total Expenses	262,800	179,506	118,539		560,845
Less: Waiver/Reimbursement from Investment Manager	(122,337)	(20,454)	(125,359	)(a)	(268,150)

Net Expenses	140,463	159,052	(6,820)		292,695

Net Investment Income	139,831	360,504	6,820		507,155

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(3,042,610)	(5,967,609)	—		(9,010,219)
Foreign currency transactions	(22,317)	587	—		(21,730)

Net change in unrealized appreciation/depreciation of:
Investments	12,568,355	1,288,542	—		13,856,897
Foreign currency transactions	(14,637)	7,220	—		(7,417)

Net Realized and Change in Unrealized Gain (Loss)	9,488,791	(4,671,260)	—		4,817,531

Net Increase in Net Assets Resulting from Investment Operations	$9,628,622	$(4,310,756)	$6,820		$5,324,686

(a)	Based on combined average net assets.
(b)	Combined Fund does not pay Administration fees but pays other expenses.
(c)	Distribution fees of prior R share class

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS

May 31, 2009 (Unaudited)

	Allianz NACM International Growth Fund		NAIF International Growth Fund		Combined Allianz NACM International Growth Fund		% Combined Value of Net Assets
	Shares	Value	Shares	Value	Shares	Value
COMMON STOCK
Australia
BHP Billiton, Ltd.	2,284	$64,180	9,921	$275,244	12,205	$339,424	0.9%
BHP Billiton, Ltd. - ADR	500	28,120	2,200	123,728	2,700	151,848	0.4%
Cochlear, Ltd.	1,959	86,037	—	373,601	1,959	459,638	1.4%
CSL, Ltd.	2,006	47,365	8,764	204,842	10,770	252,207	0.7%
Incitec Pivot, Ltd.	38,312	83,663	—	338,603	38,312	422,266	1.2%
Rio Tinto, Ltd	1,290	67,861	5,676	293,228	6,966	361,089	1.0%
WorleyParsons, Ltd.	1,889	34,545	—	148,169	1,889	182,714	0.5%

		411,771		1,757,415		2,169,186	6.1%

Belgium
Anheuser-Busch InBev NV	1,143	40,310	8,545	299,352	9,688	339,662	0.9%

Bermuda
Huabao International Holdings Ltd.	25,000	22,703	105,000	94,809	130,000	117,512	0.3%

Brazil
Petroleo Brasileiro SA—ADR	1,700	74,851	6,000	264,180	7,700	339,031	0.9%
Vale SA Cl. B—ADR	4,300	83,377	20,600	394,490	24,900	477,867	1.4%

		158,228		658,670		816,898	2.3%

Canada
Barrick Gold Corp.	2,400	90,944	10,900	411,510	13,300	502,454	1.4%
Rogers Communications, Inc. Cl. B	2,145	63,697	10,755	318,194	12,900	381,891	1.1%

		154,641		729,704		884,345	2.5%

Cayman Islands
Hengan International Group Co., Ltd.	5,000	22,833	22,000	100,175	27,000	123,008	0.3%
Tencent Holdings Ltd.	2,800	31,265	12,400	137,397	15,200	168,662	0.5%
Tingyi Cayman Islands Holding Corp. *	16,000	23,981	70,000	104,742	86,000	128,723	0.4%

		78,079		342,314		420,393	1.2%

Finland
Nokia OYJ	4,088	62,737	17,821	273,941	21,909	336,678	0.9%
Outotec OYJ	1,410	35,718	—	—	1,410	35,718	0.1%

		98,455		273,941		372,396	1.0%

France
Alstom SA	1,625	103,690	7,383	465,559	9,008	569,249	1.6%
BNP Paribas	1,543	106,926	6,752	465,910	8,295	572,836	1.6%
Electricite de France	292	15,371	2,335	122,106	2,627	137,477	0.4%
France Telecom SA	1,100	26,825	5,526	134,926	6,626	161,751	0.5%
France Telecom S.A.—ADR	200	4,668	—	—	200	4,668	0.0%
GDF Suez	1,296	51,205	5,626	221,022	6,922	272,227	0.8%
Total SA	2,033	117,286	8,861	511,098	10,894	628,384	1.7%
Total S.A.—ADR	100	5,765	—	—	100	5,765	0.0%

		431,736		1,920,621		2,352,357	6.6%

Germany
Bayer AG	1,183	67,645	4,981	283,424	6,164	351,069	1.0%
Deutsche Telekom AG—ADR	800	9,160	—	—	800	9,160	0.0%
E.ON AG—ADR	500	17,740	1,700	60,316	2,200	78,056	0.2%
E.ON AG	2,389	84,799	8,955	315,997	11,344	400,796	1.0%
Fielmann AG	459	30,236	2,007	132,183	2,466	162,419	0.5%

	Allianz NACM International Growth Fund		NAIF International Growth Fund		Combined Allianz NACM International Growth Fund		% Combined Value of Net Assets
	Shares	Value	Shares	Value	Shares	Value
Fresenius Medical Care AG & Co. KGaA	1,489	62,732	6,763	283,734	8,252	346,466	1.0%
Rhoen Klinikum AG	1,992	39,783	8,238	163,830	10,230	203,613	0.6%
RWE AG—ADR	200	16,590	700	58,065	900	74,655	0.2%
RWE AG	641	53,370	2,329	193,213	2,970	246,583	0.7%
SAP AG—ADR	400	17,340	1,764	76,469	2,164	93,809	0.3%
SAP AG	1,780	76,851	6,361	273,262	8,141	350,113	1.0%
Siemens AG	703	51,386	3,191	232,339	3,894	283,725	0.8%
Stada Arzneimittel AG	1,542	39,972	7,440	191,663	8,982	231,635	0.6%

		567,604		2,264,495		2,832,099	7.9%

Hong Kong
China Mobile, Ltd.	3,500	34,302	13,000	126,690	16,500	160,992	0.4%
Henderson Land Development Co., Ltd.	6,000	36,404	26,000	156,119	32,000	192,523	0.5%
HSBC Holdings PLC	5,100	45,958	21,533	190,404	26,633	236,362	0.7%
Sun Hung Kai Properties Ltd.	11,000	137,799	49,000	609,940	60,000	747,739	2.2%
Wharf Holdings, Ltd.	20,000	83,399	86,000	356,096	106,000	439,495	1.2%

		337,862		1,439,249		1,777,111	5.0%

Ireland
Icon PLC—ADR*	2,900	50,576	12,700	221,488	15,600	272,064	0.8%

Israel
Teva Pharmaceutical Industries, Ltd.—ADR	1,600	74,176	7,010	324,984	8,610	399,160	1.1%

Italy
Saipem SpA	4,102	105,554	18,468	470,529	22,570	576,083	1.6%
Snam Rete Gas SpA	6,788	29,421	28,070	121,480	34,858	150,901	0.4%

		134,975		592,009		726,984	2.0%

Japan
Aisin Seiki Co., Ltd.	2,200	43,542	9,600	190,180	11,800	233,722	0.7%
Bridgestone Corp.	3,000	45,750	13,000	197,475	16,000	243,225	0.7%
Canon, Inc.	1,000	33,177	4,200	138,599	5,200	171,776	0.5%
Capcom Co., Ltd.	1,500	29,291	6,200	120,811	7,700	150,102	0.4%
East Japan Railway Co.	1,100	65,675	5,300	315,374	6,400	381,049	1.1%
Fanuc, Ltd.	800	64,619	3,500	280,865	4,300	345,484	1.0%
Honda Motor Co., Ltd.	2,300	66,731	10,400	299,618	12,700	366,349	1.0%
Kirin Brewery Co., Ltd.	500	6,307	5,500	69,027	6,000	75,334	0.2%
Mitsubishi Corp.	5,700	108,619	26,700	503,204	32,400	611,823	1.7%
Mitsubishi Electric Corp.	7,100	41,253	31,400	181,581	38,500	222,834	0.6%
Mitsubishi Estate Co., Ltd.	4,100	67,816	18,200	298,201	22,300	366,017	1.0%
Mitsubishi UFJ Financial Group, Inc.	17,800	112,949	84,000	526,238	101,800	639,187	1.7%
Mizuho Financial Group, Inc.	17,800	42,798	91,500	218,553	109,300	261,351	0.7%
Nintendo Co., Ltd.	200	53,972	900	243,256	1,100	297,228	0.8%
Nomura Holdings, Inc.	7,000	52,648	29,000	217,527	36,000	270,175	0.8%
Osaka Gas Co., Ltd.	14,400	45,775	80,600	254,157	95,000	299,932	0.8%
Secom Co., Ltd.	500	20,901	2,300	95,417	2,800	116,318	0.3%
Shin-Etsu Chemical Co., Ltd.	500	26,086	2,000	104,342	2,500	130,428	0.4%
Sony Corp.	1,200	31,423	5,200	135,917	6,400	167,340	0.5%
Sumitomo Mitsui Financial Group, Inc.	2,223	86,102	9,477	364,366	11,700	450,468	1.3%
T&D Holdings, Inc.	1,300	36,921	5,450	154,727	6,750	191,648	0.5%
Takeda Pharmaceutical Co., Ltd.	1,300	51,705	5,700	225,122	7,000	276,827	0.8%
The Japan Steel Works, Ltd.	8,600	112,301	40,100	520,496	48,700	632,797	1.7%
Tokio Marine Holdings, Inc.	1,400	41,092	5,700	166,901	7,100	207,993	0.6%
Tokyo Electric Power Co., Inc.	2,600	65,442	11,200	280,425	13,800	345,867	1.0%
Toyo Tanso Co., Ltd.	1,500	61,164	7,300	297,491	8,800	358,655	1.0%
Toyota Motor Corp.—ADR	500	40,075	1,300	104,196	1,800	144,271	0.4%
Toyota Motor Corp.	1,700	67,789	7,300	291,373	9,000	359,162	1.0%
Unicharm Corp.	400	27,958	2,000	139,333	2,400	167,291	0.5%

		1,549,881		6,934,772		8,484,653	23.7%

	Allianz NACM International Growth Fund		NAIF International Growth Fund		Combined Allianz NACM International Growth Fund		% Combined Value of Net Assets
	Shares	Value	Shares	Value	Shares	Value
Netherlands
ING Groep NV	6,305	66,941	27,489	288,785	33,794	355,726	1.0%
Koninklijke KPN NV—ADR	1,200	15,720	28,259	370,953	29,459	386,673	1.1%
Koninklijke KPN NV	5,812	76,477	6,400	83,840	12,212	160,317	0.4%

		159,138		743,578		902,716	2.5%

Republic of China
Anhui Conch Cement Co., Ltd. Cl. H	12,000	86,965	54,000	387,287	66,000	474,252	1.2%
China Life Insurance Co., Ltd. Cl. H	9,000	33,025	39,000	141,866	48,000	174,891	0.5%
China Railway Group Ltd. *	47,200	39,326	197,800	162,273	245,000	201,599	0.6%
Maanshan Iron & Steel Cl. H*	58,000	32,580	250,000	138,022	308,000	170,602	0.5%
Shandong Weigao Group Medical Polymer Co., Ltd. Cl. H	16,000	37,794	68,000	160,167	84,000	197,961	0.6%

		229,690		989,615		1,219,305	3.4%

Singapore
DBS Group Holdings, Ltd.	6,000	49,274	27,000	220,492	33,000	269,766	0.8%

Spain
Iberdrola SA	3,854	33,097	22,006	187,824	25,860	220,921	0.6%
Telefonica SA	1,279	27,706	6,918	149,036	8,197	176,742	0.5%

		60,803		336,860		397,663	1.1%

Switzerland
ACE, Ltd.	2,000	87,980	8,000	351,920	10,000	439,900	1.2%
Credit Suisse Group AG	1,510	67,771	6,581	293,613	8,091	361,384	1.0%
Julius Baer Holding AG	402	17,058	3,777	158,808	4,179	175,866	0.5%
Nestle SA	2,567	93,472	11,175	405,525	13,742	498,997	1.4%
Roche Holding AG	1,156	158,285	5,458	745,169	6,614	903,454	2.6%
Syngenta AG	364	88,778	1,683	408,736	2,047	497,514	1.4%
Synthes, Inc.	815	83,926	2,915	299,304	3,730	383,230	1.1%
Transocean Ltd. *	600	47,688	—	—	600	47,688	0.1%
UBS AG*	3,223	48,583	13,994	209,034	17,217	257,617	0.7%

		693,541		2,872,109		3,565,650	10.0%

United Kingdom
ARM Holdings PLC	26,146	45,356	114,413	196,028	140,559	241,384	0.7%
BG Group PLC	5,024	92,313	21,898	398,315	26,922	490,628	1.4%
BP PLC—ADR	300	14,850	—	—	300	14,850	0.0%
BP PLC	8,234	68,065	56,889	468,773	65,123	536,838	1.5%
British American Tobacco PLC	4,464	122,356	19,464	529,807	23,928	652,163	1.8%
Diageo PLC	6,001	82,188	27,289	370,961	33,290	453,149	1.3%
HSBC Holdings PLC	6,581	59,611	28,800	258,447	35,381	318,058	0.9%
Imperial Tobacco Group PLC	3,043	79,159	13,254	341,964	16,297	421,123	1.2%
International Power PLC	17,827	79,420	86,047	380,189	103,874	459,609	1.3%
Reckitt Benckiser Group PLC	2,002	87,205	—	422,714	2,002	509,919	1.4%
Royal Dutch Shell PLC Cl. A	1,269	34,334	5,534	148,136	6,803	182,470	0.5%
Royal Dutch Shell PLC—ADR	300	16,173	—	—	300	16,173	0.0%
SSL International PLC	7,742	63,996	36,724	301,427	44,466	365,423	1.0%
Standard Chartered PLC	7,000	142,725	—	677,283	7,000	820,008	2.3%
Unilever PLC	2,042	48,192	—	197,461	2,042	245,653	0.7%
Vodafone Group PLC—ADR	700	13,174	—	63,988	700	77,162	0.2%
Vodafone Group PLC	34,995	65,834	109,535	204,891	144,530	270,725	0.8%
Wellstream Holdings PLC	4,790	40,885	—	155,170	4,790	196,055	0.5%

		1,155,836		5,115,554		6,271,390	17.5%

Total Common Stock (Cost: $5,923,388 and Cost: $25,749,161)		6,459,279		28,132,031		34,591,310	96.7%

PREFERRED STOCK
Brazil
Usinas Siderurgicas de Minas Gerais SA (Cost: $56,713 and Cost: $276,755)	4,300	85,231	—	426,668	4,300	511,899	1.4%

	Allianz NACM International Growth Fund		NAIF International Growth Fund		Combined Allianz NACM International Growth Fund		% Combined Value of Net Assets
	Principal Amount (000s)	Value	Principal Amount (000s)	Value	Principal Amount (000s)	Value
SHORT-TERM INVESTMENTS
Repurchase Agreement
State Street Bank & Trust Co., dated 5/29/09, 0.10%, due 6/1/09, proceeds $156,001; collateralized by U.S. Treasury Bills, 0.146%, due 8/13/09, valued at $159,952 including accrued interest (Cost: $156,000 and Cost: $0)	$156	156,000	—	—	$156	156,000	0.4%

Time Deposit
Wells Fargo—Grand Cayman
0.030%, 07/01/09 (Cost: $0 and Cost: $496,541)	—	—	$497	496,541	497	496,541	1.4%

Total Short-Term Investments (Cost: $156,000 and Cost: $496,541)		156,000		496,541		652,541	1.8%

Total Investments (Cost: $6,136,101 and Cost: $26,522,457)(a)		6,700,510		29,055,240		35,755,750	99.9%
Other Assets Less Liabilities		26,380		(4,173)		22,207	0.1%

Net Assets		$6,726,890		$29,051,067		$35,777,957	100.0%

(a)	Securities with an aggregate value of $5,659,790 and $0, representing 84.1% and 0.0% of net assets, respectively, were valued utilizing modeling tools provided by a third-party vendor.
*	Non-income producing securities.

ADR—American Depository Receipt

Notes to Pro Forma Financial Statements

Allianz Funds Multi-Strategy Trust: Allianz NACM International Growth Fund

Basis of Presentation:

Subject to the approval of the Agreement and Plan of Reorganization (“Plan of Reorganization”) by the shareholders of the Nicholas-Applegate Institutional Funds (the “NAIF Trust”): Nicholas-Applegate International Growth Fund (the “NAIF International Growth Fund”), the NAIF International Growth Fund would combine with the Allianz Funds Multi-Strategy Trust: Allianz NACM International Growth Fund (the “Allianz NACM International Growth Fund”) in a transaction in which the Allianz NACM International Growth Fund will be the surviving Fund (the “Reorganization”). As a result of the proposed transaction, the NAIF International Growth Fund will cease to be a separate series of the NAIF Trust and Class I and Class II shareholders of the NAIF International Growth Fund will receive in exchange for their shares a number of Allianz NACM International Growth Fund shares of the Institutional Class, equal in value at the date of the Reorganization (collectively, the “Merger Shares”) to the aggregate value of their NAIF International Growth Fund shares.

As a result of the proposed transaction, Class I and Class II shareholders of the NAIF International Growth Fund will receive in exchange for their respective shares a number of full and fractional Institutional Class Merger Shares having an aggregate net asset value equal to the net asset value of the NAIF International Growth Fund attributable to its Class I and Class II shares, respectively. As a result of the proposed transaction, each holder of Class I and Class II shares of the NAIF International Growth Fund would receive a number of full and fractional Institutional Class Merger Shares equal in aggregate value at the Exchange Date (as defined in the Plan of Reorganization) to the value of the Class I and Class II shares, respectively, of the NAIF International Growth Fund held by the shareholder.

The pro forma combined statement of assets and liabilities and the pro forma combined schedule of investments reflect the combined financial position of the NAIF International Growth Fund with the Allianz NACM International Growth Fund (hereafter, the “Combined Allianz NACM International Growth Fund”) as of May 31, 2009. The pro forma combined statement of operations reflects the combined financial position of the Combined Allianz NACM International Growth Fund as of the twelve months ended May 31, 2009, as if the Reorganization had occurred on June 1, 2008.

The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of how the financial statements would have appeared had the Reorganization actually occurred. The pro forma combined financial statements should be read in conjunction with the historical financial statements of the respective portfolios.

The Reorganization expenses (except for brokerage commissions, transaction costs and similar expenses) will be borne by Allianz Global Investors Fund Management LLC. Nicholas-Applegate, the Funds’ sub-adviser, has not specifically identified any securities that are to be sold as a result of the proposed transactions.

Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security are fair valued, in good faith, pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange (“NYSE”) is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time) (the “NYSE Close”). In unusual circumstances the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by a third-party vendor. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

Capital Shares

The pro forma net asset value per share assumes the issuance of shares of Allianz NACM International Growth Fund that would have been issued at May 31, 2009, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of NAIF International Growth Fund, as of May 31, 2009, divided by the net asset value per share of the shares of the Allianz NAC International Growth Fund, as of May 31, 2009. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at May 31, 2009:

Class of Shares	Shares of Allianz NACM International Growth Fund Pre-Combination	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares Post-Combination
Institutional Class	1,684,195	7,336,128	9,020,323

Federal Income Taxes

Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the acquisition, the Allianz NACM International Growth Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

The identified cost of investments for the funds is substantially the same for both financial accounting and Federal income tax purposes. For U.S. federal income tax purposes, the Reorganization is expected to be tax free. Provided that the Reorganization is tax-free, no gain or loss will be recognized by shareholders on the distribution of shares of the Allianz NACM International Growth Fund in exchange for NAIF International Growth Fund shares, and the aggregate tax basis of the Allianz NACM International Growth Fund shares received will be the same as the aggregate tax basis of NAIF International Growth Fund shares exchanged therefor.

ALLIANZ FUNDS MULTI-STRATEGY TRUST

STATEMENT OF ADDITIONAL INFORMATION

November 3, 2009

This Statement of Additional Information is not a prospectus, and should be read in conjunction with the prospectuses of Allianz Funds Multi-Strategy Trust (the “Trust”), as supplemented from time to time. Through the prospectuses and this Statement of Additional Information, the Trust offers up to eight classes of shares of each of its “Funds” (as defined herein). Class A and Class C shares of the Allianz NACM Global Equity 130/30 Fund (the “Equity 130/30 Fund”), the Allianz NACM International Growth Fund (the “International Growth Fund”), the Allianz NFJ Global Dividend Value Fund (the “Global Dividend Value Fund”), the Allianz RCM All Horizons Fund (the “Horizons Fund”), the Allianz RCM Disciplined Equity Fund (the “Disciplined Equity Fund”), the Allianz RCM Global EcoTrendsSM Fund (the “EcoTrends Fund”), the Allianz RCM Global Water Fund (the “Water Fund”) and the Allianz RCM International Opportunities Fund (the “International Opportunities Fund,” and, collectively with the Equity 130/30 Fund, International Growth Fund, Global Dividend Value Fund, Horizons Fund, Disciplined Equity Fund and the Water Fund, the “Multi-Strategy Funds”), are offered through one prospectus, the “Class A and Class C Allianz Multi-Strategy Funds Prospectus,” dated April 1, 2009, as supplemented. Class A, Class B, and Class C shares of the Allianz Global Investors Solutions Core Allocation Fund (the “Core Allocation Fund”), as well as Class A and Class C shares of the Allianz Global Investors Solutions Growth Allocation Fund (the “Growth Allocation Fund”), the Allianz Global Investors Solutions Retirement Income Fund (the “Retirement Income Fund”), the Allianz Global Investors Solutions 2015 Fund (the “2015 Fund”), the Allianz Global Investors Solutions 2020 Fund (the “2020 Fund”), the Allianz Global Investors Solutions 2030 Fund (the “2030 Fund”), the Allianz Global Investors Solutions 2040 Fund (the “2040 Fund”) and the Allianz Global Investors Solutions 2050 Fund (the “2050 Fund,” and collectively with the Core Allocation Fund, Growth Allocation Fund, Retirement Income Fund, 2015 Fund, 2020 Fund, 2030 Fund, and 2040 Fund, the “Allianz Global Investors Solutions Funds”), are offered through one prospectus, the “Class A, Class B and Class C Allianz Global Investors Solutions Prospectus,” dated May 4, 2009.

Class D shares of the Multi-Strategy Funds are offered through the “Class D Allianz Multi-Strategy Funds Prospectus,” dated April 1, 2009, as supplemented. Class D shares of the Allianz Global Investors Solutions Funds are offered through the “Class D Allianz Global Investors Solutions Funds Prospectus,” dated May 4, 2009.

Class P shares of the Multi-Strategy Funds are offered through the “Class P Allianz Multi-Strategy Funds Prospectus,” dated April 1, 2009, as supplemented. Class P shares of the Allianz Global Investors Solutions Funds are offered through the “Class P Allianz Global Investors Solutions Funds Prospectus,” dated May 4, 2009.

Class R shares of the International Growth Fund are offered through the “Allianz NACM International Growth Fund Prospectus,” dated April 1, 2009, as supplemented. Class R shares of the Allianz Global Investors Solutions Funds are offered through the “Class R Allianz Global Investors Solutions Funds Prospectus,” dated May 4, 2009.

Institutional Class shares of the Multi-Strategy Funds are offered through the “Institutional Class Allianz Multi-Strategy Funds Prospectus,” dated April 1, 2009, as supplemented. Institutional Class and Administrative Class shares of the Allianz Global Investors Solutions Funds are offered through the “Institutional Class and Administrative Class Allianz Global Investors Solutions Funds Prospectus,” dated May 4, 2009.

The aforementioned prospectuses are collectively referred to herein as the “Prospectuses.” The prospectuses that offer Class A, Class B and Class C shares are sometimes referred to as the “Class A, B and C Prospectuses.” The Prospectuses offering Class D shares are sometimes referred to as the “Class D Prospectuses,” the Prospectuses offering Class P shares are sometimes referred to as the “Class P Prospectuses,” the Prospectuses offering Class R shares are sometimes referred to as the “Class R Prospectuses,” and, together with the Class A, B, and C Prospectuses, the “Retail Prospectuses,” and the Prospectuses offering Institutional Class and Administrative Class shares are sometimes referred to as the “Institutional and Administrative Class Prospectuses.”

A copy of any Prospectus, and Annual and Semiannual Reports corresponding to such Prospectus may be obtained free of charge at the addresses and telephone numbers listed below.

To obtain the Allianz Funds Multi-Strategy Trust and
Allianz Funds Prospectuses, Annual and Semi-
Annual Reports, Statements of Additional
Information, please contact:
Allianz Global Investors Distributors LLC
1345 Avenue of the Americas
New York, NY 10105
Telephone: Class A, Class B, Class C and Class R -1-800-426-0107
Class D - 1-888-877-4626
Class P, Institutional Class and Administrative Class
Shares - 1-800-498-5413

To obtain the PIMCO Funds Prospectuses and Statements of Additional Information, please contact:
PIMCO Funds
840 Newport Center Drive
Newport Beach, CA 92660
Telephone: 1-800-426-0107
1-800-987-4626 (PIMCO Infolink Audio Response Network)

To obtain the Nicholas-Applegate Institutional Funds Prospectuses and Statements of Additional Information,
please contact:
Nicholas-Applegate Institutional Funds
600 West Broadway
San Diego, CA 92101
Telephone: 1-800-551-8043

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THE TRUST

Allianz Funds Multi-Strategy Trust (the “Trust”) is an open-end management investment company (“mutual fund”) that currently consists of sixteen separate investment series, all of which are offered in this Statement of Additional Information. Except for the EcoTrends Fund and Water Fund, each of the Trust’s series offered in this Statement of Additional Information is “diversified” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Massachusetts business trust on January 10, 2008.

This Statement of Additional Information relates to the prospectuses for the Equity 130/30 Fund, the International Growth Fund, the Global Dividend Value Fund, the Horizons Fund, the Disciplined Equity Fund, the EcoTrends Fund, the Water Fund, and the International Opportunities Fund (each of which invests directly in equity securities and other securities and instruments), as well as the prospectuses for the Retirement Income Fund, the Core Allocation Fund, the Growth Allocation Fund, the 2015 Fund, the 2020 Fund, the 2030 Fund, the 2040 Fund and the 2050 Fund (each of which invests primarily in series of the Trust, Allianz Funds, PIMCO Funds and Nicholas-Applegate Institutional Funds). The series listed in the preceding sentence are sometimes referred to collectively as the “Funds.” The Trust may from time to time create additional series offered through new, revised or supplemented prospectuses or private placement memoranda and statements of additional information.

Pursuant to shareholder approval obtained at a shareholder meeting held on September 2, 2008, the EcoTrends Fund assumed all of the assets and liabilities of the closed-end Allianz RCM Global EcoTrendsSM Fund, an “interval” fund that was the EcoTrends Fund’s predecessor (the “RCM Predecessor Fund”). The purpose of the reorganization was to convert the closed-end fund into an open-end fund.

Pursuant to shareholder approval obtained at a shareholder meeting, on February 2, 2009 the International Growth Fund assumed all of the assets and liabilities of the open-end Nicholas-Applegate International Growth Fund (the “NACM Predecessor Fund”), a series of the Nicholas-Applegate Institutional Funds. The purpose of the reorganization was to seek economies of scale and reduced shareholder expenses through enhanced distribution opportunities.

Pursuant to shareholder approval obtained at a shareholder meeting, on May 4, 2009 the Core Allocation Fund assumed all of the assets and liabilities of the open-end Allianz Global Investors Multi-Style Fund (the “AGI Predecessor Fund”), a series of Allianz Funds. The purpose of the reorganization was to consolidate fund-of-funds sub-advisory functions and to seek enhanced performance.

Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) is the investment manager of each Fund. Allianz Global Fund Management is a wholly-owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”).

INVESTMENT OBJECTIVES AND POLICIES

In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectuses, each Fund may employ other investment practices and may be subject to additional risks, which are described below. Because the following is a combined description of investment strategies and risks for all the Funds, certain strategies and/or risks described below may not apply to particular Funds. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectuses, under “Investment Restrictions” in this Statement of Additional Information, or by applicable law, each Fund may engage in each of the practices described below. However, no Fund is required to engage in any particular transaction or purchase any particular type of securities or investment even if to do so might benefit the Fund. Unless otherwise stated herein, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. In addition, each Fund may be subject to restriction on its ability to utilize certain investments or investment techniques. These additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders.

The Allianz Global Investors Solutions Funds invest primarily in certain Funds and series of Allianz Funds, PIMCO Funds and Nicholas-Applegate Institutional Funds (the “Underlying Funds”) They may also invest in other investment companies that are not Underlying Funds (the “Other Acquired Funds”), and may invest directly in securities and other instruments. For more information about the principal investments and strategies and principal risks of the Underlying Funds, please see Appendix E to this Statement of Additional Information. By investing in the Underlying Funds and Other Acquired Funds, the Allianz Global Investors Solutions Funds may have an indirect investment interest in some or all of the securities and instruments described below, depending upon how its assets are allocated among the Underlying Funds and Other Acquired Funds. The Allianz Global Investors Solutions Funds may also have an indirect investment interest in other securities and instruments utilized by the Underlying Funds that are series of Allianz Funds, PIMCO Funds and Nicholas-Applegate Institutional Funds. These securities and instruments are described in the current Allianz Funds Prospectuses for Institutional Class and Administrative Class shares, the Allianz Funds Statement of Additional Information, the PIMCO Funds Prospectuses for Institutional Class and Administrative Class shares, the PIMCO Funds Statement of Additional Information, and in the Nicholas-Applegate Institutional Funds Prospectus and Statement of Additional Information. See “Investment Strategies of the Allianz Global Investors Solutions Funds” below.

The Funds’ sub-advisers and, in certain cases, portfolio managers, responsible for making investment decisions for the Funds, are referred to in this section and the remainder of this Statement of Additional Information as “Sub-Advisers.”

Borrowing

Subject to the limitations described under “Investment Restrictions” below, a Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells holdings at that time. Borrowing, like other forms of leverage, will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased, if any. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

From time to time, the Trust may enter into, and make borrowings for temporary purposes related to the redemption of shares under, a credit agreement with third-party lenders. Borrowings made under such a credit agreement will be allocated among the Funds pursuant to guidelines approved by the Board of Trustees. In addition to borrowing money, a Fund may enter into reverse repurchase agreements, dollar rolls, sale-buybacks and other transactions that can be viewed as forms of borrowings.

A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price.

Dollar rolls are transactions in which a Fund sells mortgage-related securities, such as a security issued by the Government National Mortgage Association (“GNMA”), for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date at a pre-determined price. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar-roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities that are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

A Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.

A Fund will typically segregate or “earmark” assets determined to be liquid by the Manager or the Fund’s Sub-Adviser in accordance with procedures established by the Board of Trustees and equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements, dollar rolls and sale-buybacks. Reverse repurchase agreements, dollar rolls and sale-buybacks involve leverage risk and the risk that the market value of securities retained by a Fund may decline below the repurchase price of the securities that the Fund sold and is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement, dollar roll or sale-buyback files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls will be subject to the Funds’ limitations on borrowings as specified under “Investment Restrictions” below.

Preferred Stock

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.

The Funds may invest in preferred stocks that pay fixed or adjustable rates of return. Preferred shares are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed Rate Preferred Stocks. Some fixed rate preferred stocks in which a Fund may invest, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than and more sensitive to changes in interest rates than other types of preferred stocks that have a maturity date. The Funds may also invest in sinking fund preferred stocks. These preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.

Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on another type of preferred stocks in which a Fund may invest, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 7 or 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date, or upon notice, at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks are generally adjusted or reset frequently, the market values of these preferred stocks may still fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached. The auctions for preferred stock could fail if there are insufficient bidders and for other reasons, in which case a Fund as an owner may be required to hold the securities (which may continue to pay distributions at a contractually determined “default” rate) indefinitely and treat the securities as an illiquid investment.

Securities Loans

Subject to certain conditions described in the Prospectuses and below, each of the Funds may make secured loans of its portfolio securities to brokers, dealers and other financial institutions. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Manager or a Sub-Adviser to be of satisfactory credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent.

The Funds may invest the cash collateral received (generally in money market investments or money market funds) or receive a fee from the borrower. In the case of cash collateral, a Fund typically pays a rebate to the borrower. Any such investment of cash collateral is generally at the sole risk of the Fund. Any losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at the Fund’s sole risk (except as provided below), and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, a Fund may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash.

Although control over, and voting rights or rights to consent with respect to, the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice. The Fund may call such loans in order to sell the securities involved or, if the holders of the securities are asked to vote upon or consent to matters that the Sub-Adviser believes materially affect the investment, in order to vote the securities. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. When engaged in securities lending, each Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities.

The Funds do not currently have a program in place pursuant to which they may lend portfolio securities and do not expect to lend portfolio securities to a significant degree, but they may establish such a program in the future.

Convertible Securities and Synthetic Convertible Securities

Convertible securities are generally bonds, debentures, notes, preferred stocks or other securities or investments that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the “conversion price”). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives. Convertible securities have general characteristics similar to both debt and equity securities.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet.

Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. Generally, if the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

To the extent consistent with its other investment policies, each Fund may also create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing element”) and the right to acquire an equity security (“convertible element”). The income-producing element is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible element is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing element and its convertible element. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index or security involved in the convertible element, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing element as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing element.

The Funds may also purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes the credit risk associated with the investment.

Non-U.S. Securities

The Funds (other than those sub-advised by RCM) define non-U.S. securities to include securities of non-U.S. issuers, securities traded principally in securities markets outside the Unites States and/or securities denominated in foreign currencies (together, “non-U.S. securities”). The Funds sub-advised by RCM consider non-U.S. securities to include the following types of equity, equity-related and other securities (together, for these purposes, “non-U.S. securities”): securities of companies that derive at least 50% of their total profits or revenue from, or maintain at least 50% of their assets in, countries outside of the U.S. and that in addition are either organized or headquartered outside the U.S., have securities that are principally traded outside the U.S., or, in the case of other investment companies, invest primarily in such non-U.S. securities as defined in this paragraph. Such securities include, but are not limited to, U.S. dollar- or foreign currency-denominated corporate debt securities of non-U.S. issuers; non-U.S. equity securities; securities of U.S. issuers traded principally in non-U.S. markets; non-U.S. bank obligations; and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some non-U.S. securities may be restricted against transfer within the United States or to a United States person. The Sub-Advisers expect that the Funds’ non-U.S. investments will primarily be traded on recognized non-U.S. securities exchanges. However, the Funds may also invest in securities that are traded only over-the-counter, either in U.S. or in non-U.S. markets, when the Sub-Advisers believe that such securities are not publicly traded either in the U.S. or non-U.S. markets. For more information about how the Sub-Advisers may define non-U.S. securities for purposes of asset tests and investment restrictions, see “Characteristics and Risks of Securities and Investment Techniques—Non-U.S. Securities” in the Prospectuses.

American Depositary Receipts (“ADRs”) are dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a non-U.S. issuer. European Depositary Receipts (“EDRs”) are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter in the United States. Global Depositary Receipts (“GDRs”) may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

Investing in non-U.S. securities involves special risks and considerations not typically associated with investing in U.S. securities. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on non-U.S. portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), market disruption, the possibility of security suspensions, political instability that can affect U.S. investments in non-U.S. countries and potential restrictions on the flow of international capital. In addition, non-U.S. securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities that are denominated or quoted in currencies other than the U.S. dollar. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund.

A Fund’s investments in foreign currency-denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference could cause a portion of the Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes. See “Taxation.”

Emerging Market Securities. The risks of investing in foreign securities are particularly high when the issuers are tied economically to countries with developing (or “emerging market”) economies. Countries with “emerging market” economies are those with securities markets that are, in the opinion of the Sub-Advisers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

Foreign Debt Obligations. The debt obligations of foreign governments and their agencies and instrumentalities may or may not be supported by the full faith and credit of the foreign government. The Funds may invest in securities issued by certain “supra-national” entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

The governmental members of these supra-national entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will be able or willing to honor their capitalization commitments for those entities.

Passive Foreign Investment Companies. Some corporations domiciled outside the U.S. in which the Funds may invest may be considered passive foreign investment companies (“PFICs”) under U.S. tax laws. PFICs are those foreign corporations that generate primarily passive income, and can include “growth companies” or “start-up” companies.

Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There is also the risk that the Funds may not realize that a foreign corporation they invest in is a PFIC for federal tax purposes. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. Following industry standards, the Funds intend to comply with federal tax reporting of these investments. See “Taxation” below for a more detailed discussion of the tax consequences of a Fund’s investment in PFICs.

Subject to applicable limits under the 1940 Act, the Funds may also invest in foreign mutual funds that are also deemed PFICs (since nearly all of the income of a mutual fund is generally passive income). Investing in these types of PFICs may allow exposure to various countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. In addition to bearing their proportionate share of a fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Additional risks of investing in other investment companies are described below under “Other Investment Companies.”

Foreign Currencies and Related Transactions

Subject to applicable limits set forth in the Prospectuses and this Statement of Additional Information, the Funds may invest in or utilize foreign currencies, forward foreign currency exchange contracts, foreign currency futures contracts, options on foreign currencies and foreign currency futures, currency swap transactions and other foreign currency-related transactions, these transactions may be used for a variety of reasons, including to hedge against foreign exchange risk arising from a Fund’s investment or anticipated investment in securities denominated in foreign currencies, to increase exposure to a foreign currency for investment or hedging purposes, or to shift exposure of foreign currency fluctuations from one currency to another.

A Fund may (but is not required to) hedge some or all of its exposure to foreign currencies derived through its investments to reduce the risk of loss due to fluctuations in currency exchange rates. Suitable currency hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time when it may be beneficial to do so. Foreign currency transactions may also be unsuccessful and may result in losses or may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, a fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currencies would limit any potential gain that might be realized by a Fund if the value of the hedged currency increases.

Forward foreign currency exchange contracts may be used for a variety of reasons, including the following circumstances:

Lock In. When a Fund desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge. If a Fund wants to eliminate substantially all of the risk of owning a particular currency, and/or if the applicable Sub-Adviser believes that a Fund can benefit from price appreciation in a given country’s currency but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated a contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in the value of the security.

Proxy Hedge. A Fund might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be close to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a Fund’s dividend distribution and are not reflected in its yield.

Tax Consequences of Hedging. Under applicable tax law, a Fund’s hedging activities could result in the application of special tax rules, which could ultimately affect the amount, timing, and character of distributions to shareholders. Certain of a Fund’s hedging transactions are also likely to produce a difference between its book income and tax income, which could cause a portion of the Fund’s income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income in order to continue to qualify as a regulated investment company for federal tax purposes. See “Taxation” below for further details.

Among the risks facing Funds that utilize foreign currencies and related transactions is the risk that the relative value of currencies will be different than anticipated by the particular Fund’s Sub-Adviser. A Fund will segregate assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover forward currency contracts entered into for non-hedging purposes. Please see “Derivative Instruments” below for a description of other foreign currency related transactions that may be used by the Funds.

Derivative Instruments

Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. Examples of derivatives and information about some types of derivatives and risks associated therewith follows. The derivatives market is always changing and the Funds may invest in derivatives other than those shown below.

The value of some derivative instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of the Funds to utilize these instruments successfully may depend in part upon their ability to forecast interest rates and other economic factors correctly. If a Fund incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

The Funds might not employ any of the strategies described herein, and no assurance can be given that any strategy used will succeed. If a Fund incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of derivative strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. A Fund’s use of derivatives may accelerate or increase the amount of ordinary income recognized by its shareholders.

Options on Securities and Indexes. As described under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in the Prospectuses, the Funds may, among other things, purchase and sell put and call options on equity, debt or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) System or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue from a dealer. Among other reasons, a Fund may purchase put options to protect holdings in an underlying or related security against a decline in market value, and may purchase call options to protect against increases in the prices of securities it intends to purchase pending its ability to invest in such securities in an orderly manner.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

A Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures established by the Board of Trustees in such amount are segregated) upon conversion or exchange of other securities held by a Fund. A call option on a security is also “covered” if a Fund does not hold the underlying security or have the right to acquire it, but a Fund segregates assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount equal to the contract value of the position (minus any collateral deposited with a broker-dealer), on a mark-to-market basis (a so-called “naked” call option). A Fund may not write “naked” call options on individual securities other than exchange traded funds (“ETFs”). For a call option on an index, the option is covered if the Fund segregates assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount equal to the contract value of the index. A call option is also covered if a Fund holds a call on the same index or security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is segregated by the Fund in assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures established by the Board of Trustees. A put option on a security or an index is “covered” if the Fund segregates assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if a Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is segregated by the Fund in assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures established by the Board of Trustees.

If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option with the same terms. In addition, a Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option that is sold. There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date. See “Taxation.”

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued in accordance with the Trust’s valuation policies and procedures. See “Net Asset Value.”

OTC Options. The Funds may also purchase and write over-the-counter (“OTC”) options. OTC options differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Funds may be required to treat as illiquid OTC options purchased and securities being used to cover certain written OTC options, and they will treat the amount by which such formula price exceeds the intrinsic value of the option (i.e., the amount, if any, by which the market price of the underlying security exceeds the exercise price of the option) as an illiquid investment. The Funds may also purchase and write so-called dealer options.

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities, including ETFs, and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security or index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a call option that it had written on a security held in its portfolio, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a call option on an individual security held in a Fund’s portfolio, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security or index position covering the call option above the sum of the premium and the exercise price (the “strike price”) of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security or index position decline. Similarly, as the writer of a call option on a securities index or ETF, a Fund forgoes the opportunity to profit from increases in the index or ETF over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline.

The value of call options written by a Fund will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities (including those comprising an index), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The hours of trading for options may not conform to the hours during which the securities held by a Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets. In addition, a Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions that could adversely affect a Fund to the extent it engages in options transactions.

If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security or index remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security or index is purchased to hedge against price movements in a related security or index, the price of the put or call option may move more or less than the price of the related security or index. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Similarly, if restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index or ETF written by a Fund is covered by an option on the same index or ETF purchased by the Fund, movements in the index or ETF may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding (based, in part, on the extent of correlation (if any) between the performance of the index or ETF and the performance of the Fund’s portfolio securities).

Foreign Currency Options. The Funds may buy or sell put and call options on foreign currencies in various circumstances, including, but not limited to, as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which a Fund’s securities may be denominated or to cross-hedge or in an attempt to increase the total return when a Sub-Adviser anticipates that the currency will appreciate or depreciate in value. In addition, the Funds may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of a Fund to reduce foreign currency risk using such options.

Futures Contracts and Options on Futures Contracts. The Funds may use interest rate, foreign currency, index and other futures contracts, and options on such contracts. For example, the Funds may invest in foreign exchange futures contracts and options thereon (“futures options”) that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system as an adjunct to their securities activities. The Funds may also enter into futures contracts for the purchase or sale of securities. The Funds may purchase and sell futures contracts on various securities indexes (“Index Futures”) and related options for hedging purposes and for investment purposes. For example, the Funds may invest in Index Futures and related options when a Sub-Adviser believes that there are not enough attractive securities available to maintain the standards of diversification and liquidity set for a Fund pending investment in such securities if or when they do become available. Through the use of Index Futures and related options, a Fund may diversify risk in its portfolio without incurring the substantial brokerage costs that may be associated with investment in the securities of multiple issuers. A Fund may also minimize potential market and liquidity problems that may result from increases in positions already held by the Fund. A Fund’s purchase and sale of Index Futures is limited to contracts and exchanges that have been approved by the Commodity Futures Trading Commission (“CFTC”).

Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time.

An Index Future is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index (“Index”) at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures contracts can be traded through all major commodity brokers. A Fund will ordinarily be able to close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. As described below, a Fund will be required to segregate initial margin in the name of the futures broker upon entering into an Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when a Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

A Fund may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions that remain open at the close of the last business day of the contract’s life are required to settle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appropriate clearing house. Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases such instruments. Positions in Index Futures may be closed out by a Fund only on the futures exchanges upon which the Index Futures are then traded.

The following example illustrates generally the manner in which Index Futures operate. The Standard & Poor’s 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

A public market exists in futures contracts covering a number of Indexes as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts in which the Funds may invest will be developed and traded in the future.

The Funds may purchase and write call and put options on futures contracts (“futures options”). Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to segregate a specified amount of assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures established by the Board of Trustees (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Funds would ordinarily earn interest income on initial margin deposits. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Any transaction costs must also be included in these calculations.

Commodity Futures Contracts and Options on Commodity Futures Contracts. In addition to other futures contracts and options thereon, the Funds may invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed upon when the contract is made.

Limitations on Use of Futures and Futures Options. The Funds may enter into positions in futures contracts and related options for hedging purposes, for example, to hedge against changes in interest rates, foreign currency exchange rates or securities prices. In addition, the Funds may utilize futures contracts for investment and/or speculative purposes. For instance, a Fund may invest to a significant degree in Index Futures on stock indexes and related options (including those that may trade outside of the United States) as an alternative to purchasing individual stocks in order to gain or adjust their exposure to a particular market. The Funds may also use these investments to hedge against changes in the value of securities that the Sub-Adviser intends to purchase for the portfolio.

When purchasing a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the total market value of (or in certain cases, the obligation under) the futures contract. Alternatively, a Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures established by the Board of Trustees that are equal to the market value of the instruments underlying the contract (or in certain cases, the Fund’s obligation under the contract). Alternatively, a Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an Index Future, a portfolio with a volatility substantially similar to that of the Index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

When selling a call option on a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or by taking other offsetting positions.

When selling a put option on a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures established by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or by taking other offsetting positions.

The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See “Taxation.”

The Trust is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In the case of futures contracts used for hedging purposes, some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of a security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or gain on the future that is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Also, the Funds may not choose to use futures and/or suitable hedging transactions may not be available in all circumstances. Even if a hedge is executed successfully, a Fund’s return may have been higher if no hedging had been attempted.

Additionally, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures position or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Certain Consequences of Hedging. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Funds’ dividend distributions and are not reflected in yield. Under applicable federal tax law, a Fund’s hedging activities could result in the application of special tax rules, which could ultimately affect the amount, timing, and character of distributions to shareholders. Certain of a Fund’s hedging transactions are also likely to produce a difference between its book income and tax income, which could cause a portion of the Fund’s income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income in order to continue to qualify as a regulated investment company for federal tax purposes. See “Taxation” below for further details.

Additional Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities that underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks that subject a Fund’s investments to greater volatility than investments in traditional securities.

Additional Risks of Options on Securities or Indexes, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon. Options on securities or indexes, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. The value of some derivative instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to utilize these instruments successfully may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. If the Sub-Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to risk of loss. In addition, a Fund’s use of such instruments may increase or accelerate the amount of ordinary income recognized by its shareholders.

Swap Agreements. The Funds may enter into swap agreements with respect to interest rates, currencies, indexes or baskets of securities (or a single security) and other assets or measures of risk or return. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Swap agreements are individually negotiated and structured to include exposure to a variety of types of investments or market factors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties generally are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The Funds also may enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Funds may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered through the segregation of assets determined to be liquid by the Manager or Sub-Adviser in accordance with procedures established by the Board of Trustees. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Whether a Fund’s use of swap agreements or swaptions will be successful in furthering its investment objectives will depend on the Sub-Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the CEA and therefore are not regulated as futures or commodity option transactions under the CEA.

Short Sales

Each of the Funds may engage in short sales transactions. A Fund may make use of short sales for investment and risk management purposes, including when a Sub-Adviser anticipates that the market price of securities will decline or will underperform relative to other securities held in the Fund’s portfolio. As described in its Fund Summary, the Equity 130/30 Fund intends to engage in short selling as a principal part of its investment program. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, futures or other derivative contract) that it does not own. Short exposure with respect to securities or market segments may also be achieved through the use of derivatives, such as futures on indices or swaps on individual securities. To the extent a Fund, such as the Equity 130/30 Fund, seeks to obtain some or all of its short exposure by using derivative instruments instead of engaging directly in short sales on individual securities, it will be subject to many of the risks described in this section, as well as to those described under “Derivative Instruments” above. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Until the Fund replaces a borrowed security, the Fund is required to maintain during the period of the short sale the short sales proceeds that the broker holds and any additional assets the lending broker requires as collateral. The Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Equity 130/30 Fund will ordinarily (and other Funds may) engage in short sales that are not “against the box,” which involve additional risks. A Fund’s loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. The use by the Equity 130/30 Fund (as well as any other Fund) of short sales (or other short positions) in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that a Fund’s long equity positions will decline in value at the same time that the value of the securities it has sold short increase, thereby increasing potential losses to the Fund. In addition, a Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. Short selling also involves a form of financial leverage that may exaggerate any losses realized by the Equity 130/30 Fund and other Funds that utilize short sales. See “Leveraging Risk.” Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a Fund.

In the view of the Securities and Exchange Commission (“SEC”), a short sale may involve the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box,” or unless the Fund’s obligation to deliver the securities sold short is “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the current market value of the securities sold short.

A Fund, except for the Equity 130/30 Fund, will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund’s total assets.

A Fund’s short sale transactions will likely increase the portion of the Fund’s distributions that are taxable to Fund shareholders as ordinary income. See “Taxation.”

Commodities

Some of the Funds may invest in instruments that provide exposure to, and are subject to the risks of, investments in precious metals and other commodities. These may include futures, options, swaps and other instruments, the return on which is dependent upon the return of one or more commodities or commodity indices. Commodities may include, among other things, oil, gas, timber, farm products, minerals, precious metals (e.g., gold, silver, platinum, and palladium) and other resources. In addition, the Funds may invest in companies (such as mining, dealing or transportation companies) with substantial exposure to commodities markets or investments in commodities, and through these investments may be exposed to the risks of investing in commodities. Commodities generally and particular commodities have, at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of commodities may be, however, less subject to local and company-specific factors than securities of individual companies. As a result, commodity prices may be more or less volatile in price than securities of companies engaged in commodity-related businesses. Investments in commodities can also present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations. To the extent that a Fund invests in companies that mine, deal in or are otherwise exposed to these risks, the Fund will also be subject to these risks.

For a Fund to qualify as a regulated investment company under current federal tax law, gains from selling precious metals and other forms of “non-qualifying” income may not exceed 10% of the Fund’s gross income for its taxable year. See “Taxation.” This tax requirement could cause a Fund to hold or sell precious metals or securities when it would not otherwise do so, or may otherwise limit the manner or extent to which a Fund seeks exposure to such commodities.

When-Issued, Delayed Delivery and Forward Commitment Transactions

A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, a Fund will segregate until the settlement date assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a Fund may earn income on segregated securities. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If a Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When a Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

Each Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the Fund either (i) segregates until the settlement date assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. The Funds may also enter into forward commitments for the purchase or sale of foreign currencies. Forward commitments may be considered securities themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. A Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

Rights and Warrants to Purchase Securities

A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

Warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless. Rights and warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

Repurchase Agreements

For the purposes of maintaining liquidity and achieving income, each Fund may enter into repurchase agreements with domestic commercial banks or registered broker/dealers. A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. The Manager and the Sub-Advisers, as appropriate, will monitor the creditworthiness of the counterparties.

Other Investment Companies

The Funds may invest in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”), to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act and related rules and any exemptive relief from or interpretations of the SEC.

The Funds may invest in other investment companies during periods when there is a shortage of attractive securities available in the market, or when a Sub-Adviser believes share prices of other investment companies offer attractive values. The Funds may also invest in other investment companies because the laws of some foreign countries may make it difficult or impossible for a Fund to invest directly in issuers organized or headquartered in those countries, or may limit such investments. The most efficient, and sometimes the only practical, means of investing in such companies may be through investment in other investment companies that in turn are authorized to invest in the securities of such issuers. The Funds may invest in investment companies that are advised by Allianz Global Fund Management or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC.

As a stockholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. A Fund’s shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the same risks of leverage described in the Prospectuses and herein.

The Allianz Global Investors Solutions Funds ordinarily invest primarily in the Funds or funds advised by the Manager and its affiliates. See “Investment Strategies of the Allianz Global Investors Solutions Funds” below.

Investment Strategies of the Allianz Global Investors Solutions Funds

The Allianz Global Investors Solutions Funds invest primarily in Underlying Funds, which include certain series of the Trust and series of Allianz Funds, PIMCO Funds and Nicholas-Applegate Institutional Funds, as specified in the Prospectuses. By investing in Underlying Funds, the Allianz Global Investors Solutions Funds may be subject to some or all of the risks associated with the securities, instruments and techniques utilized by the Funds as described herein. It may also be subject to additional risks associated with other securities, instruments and techniques utilized by Underlying Funds that are series of Allianz Funds, PIMCO Funds and Nicholas-Applegate Institutional Funds. The Allianz Funds, PIMCO Funds and Nicholas-Applegate Institutional Funds series and their attendant risks are described in the current Allianz Funds Prospectuses for Institutional Class and Administrative Class shares, Allianz Funds Statement of Additional Information, PIMCO Funds Prospectuses for Institutional Class and Administrative Class shares, PIMCO Funds Statement of Additional Information, and Nicholas-Applegate Institutional Funds Prospectus and Statement of Additional Information, which are included in the Allianz Funds registration statement (File Nos. 033-36528 and 811-06161), PIMCO Funds registration statement (File Nos. 033-12113 and 811-5028) and Nicholas-Applegate Institutional Funds registration statement (File Nos. 333-71469 and 811-07384) on file with the Securities and Exchange Commission. In addition, summary information about the principal investments and strategies and principal risks of the Underlying Funds is contained in Appendix E to this Statement of Additional Information. These summaries are qualified in their entirety by reference to the prospectuses and Statements of Additional Information of the Trust, Allianz Funds, PIMCO Funds and Nicholas-Applegate Institutional Funds, and the Trust disclaims any obligation to update these summaries in the event the information in the applicable Underlying Fund prospectus and/or Statement of Additional Information changes. The principal investments and strategies and principal risks of the Underlying Funds may change following the date of this Statement of Additional Information, and investors should refer to the prospectuses and Statements of Additional Information of the Trust, Allianz Funds, PIMCO Funds and Nicholas-Applegate Institutional Funds for the most current information regarding the Underlying Funds. These documents may be obtained free of charge by calling Allianz Global Investors Distributors LLC at 1-800-426-0107.

Illiquid Securities

A Fund may invest in securities that are illiquid, so long as no more than 15% of the net assets of the Fund (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees. A Sub-Adviser may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.

The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Depending on the circumstances, illiquid securities may be considered to include, among other things, written over-the-counter options and other derivative instruments, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits that are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale (such as privately placed debt securities), and other securities that legally or in the Manager’s or a Sub-Adviser’s opinion may be deemed illiquid (not including securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that the Manager or a Sub-Adviser has determined to be liquid under procedures approved by the Board of Trustees).

Corporate Debt Securities

The Funds may invest in a variety of bonds and related debt obligations of varying maturities issued by U.S. and non-U.S. companies, banks and other corporate entities. Corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date.

The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt securities may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

U.S. Government Securities

U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. Although U.S. Government-sponsored enterprises such as the Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), and FNMA may be chartered or sponsored by Congress, they are not funded by Congressional appropriation and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government and include increased credit risks. Until recently, FNMA and FHLMC were government-sponsored enterprises owned entirely by private stockholders. The value of these entities’ stock fell sharply in 2008 due to concerns that the entities did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the entities’ stock. More recently, in September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

In addition to placing FNMA and FHLMC in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to both companies. First, the U.S. Treasury entered into Preferred Stock Purchase Agreements (“PSPAs”) under which, if the FHFA determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the entity in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the U.S. Treasury established a new secured-lending credit facility that is available to FNMA and FHLMC until December 2009. Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which is expected to continue until December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The liquidity backstop and PSPAs are both intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations, however, no assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

High Yield Securities (“Junk Bonds”)

The Funds may invest in debt securities, including convertible securities, that are below investment grade quality. A security is considered to be below “investment grade” quality if it is either (1) not rated in one of the four highest rating categories by one of the Nationally Recognized Statistical Rating Organizations (“NRSROs”) (i.e., rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s”) or BB or below by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”)) or (2) if unrated, determined by the relevant Sub-Adviser to be of comparable quality to obligations so rated. Additional information about Moody’s, S&P’s and Fitch’s securities ratings are included in Appendix A to this Statement of Additional Information.

Below investment grade securities are sometimes referred to as “high yield securities” or “junk bonds.” Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated debt securities. While investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, investments in high yield securities typically entail greater price volatility as well as principal and income risk. High yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The Funds may continue to hold high yield securities following a decline in their rating if in the opinion of the Manager or the relevant Sub-Adviser, as the case may be, it would be advantageous to do so. Investments in high yield securities are described as “speculative” by ratings agencies. Securities ranked in the lowest investment grade category may also be considered speculative by certain ratings agencies.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities are likely to be sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds investing in such securities may incur additional expenses to seek recovery. The market prices of high yield securities structured as “zero-coupon” or “pay-in-kind” securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash. Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Prices of high yield securities are generally more sensitive to economic downturns or individual corporate developments than higher quality securities. The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the Fund’s daily net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value lower rated securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The average maturity or duration of the debt securities in a Fund’s portfolio may vary in response to anticipated changes in interest rates and to other economic factors. Securities may be bought and sold in anticipation of a decline or a rise in market interest rates. In addition, a Fund may sell a security and purchase another of comparable quality and maturity (usually, but not always, of a different issuer) at approximately the same time to take advantage of what are believed to be short-term differentials in values or yields.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are debt obligations whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Many other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

Inflation-indexed bonds issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other inflation-related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to provide protection from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Delayed Funding Loans and Revolving Credit Facilities

The Funds may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

The Funds may acquire a participation interest in delayed funding loans or revolving credit facilities from a bank or other financial institution. See “Loan Participations and Assignments” below. The terms of the participation require a Fund to make a pro rata share of all loans extended to the borrower and entitle the Fund to a pro rata share of all payments made by the borrower. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and also limited opportunities may exist to resell such investments. These instruments may often be illiquid. See “Characteristics and Risks of Securities and Investment Techniques—Illiquid Securities” in the Prospectuses. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. To the extent that a Fund is committed to advance additional funds, it will at all times segregate assets that the Manager or the relevant Sub-Adviser, in accordance with procedures established by the Board of Trustees, have determined are liquid in an amount sufficient to meet such commitments.

Event-Linked Bonds

The Funds may invest in “event-linked bonds.” Event-linked bonds, which are sometimes referred to as “catastrophe bonds,” are debt obligations for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history for many of these securities, and there can be no assurance that a liquid market in these bonds will develop. See “Characteristics and Risks of Securities and Investment Techniques—Illiquid Securities” in the Prospectuses. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so.

Loan Participations and Assignments

The Funds may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions (“lenders”). Generally, a Fund’s investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.

Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A Fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including liquidity risk and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. With respect to assignments, a Fund’s rights against the borrower may be more limited than those held by the original lender.

Participation on Creditors Committees

A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund and may be represented on such a committee by the Manager or Sub-Adviser. Such participation may subject a Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund would participate in such committees only when the Manager and the relevant Sub-Adviser believe that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

Bank Obligations

Bank obligations in which a Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is generally no market for such deposits. Fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) may be considered illiquid for purposes of each Fund’s restrictions on investments in illiquid securities. Each Fund may also hold funds in an interest-bearing account for temporary purposes.

Obligations of foreign banks involve certain risks associated with investing in non-U.S. securities described under “Non-U.S. Securities” below, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted and in turn adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Commercial paper in which a Fund may invest may be U.S. dollar- or foreign currency-denominated obligations of domestic or foreign issuers, and may be rated or unrated (see Appendix A for a description of the ratings assigned by various rating agencies to commercial paper). The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. See also “Mortgage-Related and Asset-Backed Securities—Asset-Backed Securities” for a discussion of asset-backed commercial paper.

Money Market Instruments

Money market instruments may include, among other things, (1) short-term U.S. Government securities; (2) certificates of deposit, bankers’ acceptances and other bank obligations; (3) commercial paper; (4) corporate obligations with a remaining maturity of 397 days or less; and (5) repurchase agreements with banks or registered broker dealers. Money market instruments may also include variable amount master demand notes, which are corporate obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest under direct arrangements between the Fund, as lender, and the borrower, and which permit daily changes in the amounts borrowed. The Fund has the right to increase the amount invested under such notes at any time up to the full amount provided by the note agreement or to decrease the amount, while the borrower may prepay up to the full amount of the note without penalty. Variable amount master demand notes may or may not be backed by bank letters of credit.

Variable and Floating Rate Securities

Variable or floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes, float at a fixed margin above a generally recognized base lending rate and/or reset or are redetermined (e.g., pursuant to an auction) on specified dates (such as the last day of a month or calendar quarter). These instruments may include, without limitation, variable rate preferred stock, bank loans, money market instruments and certain types of mortgage-backed and other asset-backed securities. Due to their variable or floating rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable or floating rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a floating rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality.

The Funds may invest in floating-rate debt instruments (“floaters”) and engage in credit-spread trades. The interest rate on a floater is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest-rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit-spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. The Funds may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. When a Fund holds variable- or floating-rate securities, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.

Zero Coupon, Pay-in-Kind and Step Coupon Securities

Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay in cash at a coupon payment date or in securities with a face value equal to the amount of the coupon payment that would have been made.

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality. Under many market conditions, investments in zero coupon, step-coupon and pay-in-kind securities may be illiquid, making it difficult for a Fund to dispose of them or to determine their current value.

Municipal Securities

The Funds may invest in municipal securities issued by states, territories and possessions of the United States and the District of Columbia. The value of municipal securities can be affected by changes in their actual or perceived credit quality. The credit quality of municipal securities can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the state or region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which may enable a Fund to demand payment on short notice from the issuer or a financial intermediary.

The Funds may purchase insured municipal debt securities in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of a Fund.

Securities of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Municipal securities may include “moral obligation” securities, which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the maintenance and restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

Municipal securities may also include industrial development bonds and pollution control bonds, which in most cases are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities depend upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

The Funds may invest in lease obligations or installment purchase contract obligations of municipal authorities or entities (“municipal lease obligations”). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payment due under the lease obligation. The Funds may also purchase “certificates of participation,” which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain “non-appropriation” clauses that provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult.

The Funds may also invest in various short-term municipal securities, including tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes. Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due. Revenue Anticipation Notes are generally issued in expectation of receipt of other kinds of revenue, such as the revenues expected to be generated from a particular project. They may also be general obligations of the issuer. Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes. Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many such projects may receive permanent financing through another source. Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

Mortgage-Related and Asset-Backed Securities

The Funds may invest in mortgage-related securities, and in other asset-backed securities (whether or not related to mortgage loans) that are offered to investors currently or in the future. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like other debt securities, the ability of a Fund to utilize these instruments successfully may depend in part upon the ability of the applicable Sub-Adviser to forecast interest rates and other economic factors correctly. Certain debt securities are also secured with collateral consisting of mortgage-related securities. See “Collateralized Mortgage Obligations” below.

Through investments in mortgage-related securities, including those that are issued by private issuers, the Funds may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as mortgage-related securities.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Mortgage Pass-Through Securities. Mortgage Pass-Through Securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other debt securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other debt securities. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Funds’ mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or FHLMC). The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA was, until recently, a government-sponsored corporation owned entirely by private stockholders, and subject to general regulation by the Department of Housing and Urban Development and the Office of Federal Housing Enterprise Oversight. As described above under “Government Securities,” FNMA is now under conservatorship by the FHFA. FNMA primarily purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, which includes state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers, although it may purchase other types of mortgages as well. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It was, until recently, a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and then owned entirely by private stockholders. As described above under “Government Securities,” FHLMC is now under in conservatorship by the FHFA. FHLMC issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees. Securities issued by certain private organizations may not be readily marketable.

Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to a Fund’s industry concentration restrictions, see “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually or on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by a Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund’s diversification tests.

FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates, which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Commercial Mortgage-Backed Securities. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities—Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup some or all of its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. SMBS may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Asset-Backed Securities. The Funds may invest in, or have exposure to, asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool or the financial institution or trust providing the credit support or enhancement. Typically, there is no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-backed securities described above.

The Funds may purchase or have exposure to commercial paper, including asset-backed commercial paper (“ABCP”), that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a short-term debt security, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a Fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers.

However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a Fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A Fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Collateralized Debt Obligations. The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade debt securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with debt securities discussed elsewhere in this Statement of Additional Information and the Funds’ Prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks that include, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Other Asset-Backed Securities. Other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future and may be purchased by the Funds that may invest in mortgage-related securities. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile ReceivablesSM (“CARSSM”). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Investors should note that Congress from time to time may consider actions that would limit or remove the explicit or implicit guarantee of the payment of principal and/or interest on many types of asset-backed securities. Any such action would likely adversely impact the value of such securities.

Real Estate Securities and Related Derivatives

The Funds may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, adverse changes in the real estate markets generally or in specific sectors of the real estate industry and possible environmental liabilities.

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). A Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in S&P 500 Index.

Hybrid Instruments

The Funds may invest in “hybrid” or indexed securities. A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of a commodity, currency or securities index or another interest rate (each a “benchmark”). The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

Hybrids can be used as an efficient means of pursuing a variety of goals, including hedging and attempts to increase total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Funds will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. If so, a Fund’s investments in these products will be subject to limits applicable to investments in investment companies and may be subject to other restrictions imposed by the 1940 Act.

INVESTMENT RESTRICTIONS

Investment Objectives

Except to the extent set forth in the relevant Prospectuses, the investment objective(s) of each Fund is/are non-fundamental and may be changed by the Board of Trustees without shareholder approval.

Fundamental Investment Restrictions

The investment restrictions set forth below are fundamental policies of the Allianz Global Investors Solutions Funds and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding voting securities of that Fund. Under these restrictions, each such Fund:

(1)	may not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto) or securities issued by any investment company;

(2)	may not purchase securities of any issuer unless such purchase is consistent with the maintenance of the Fund’s status as a diversified company under the Investment Company Act of 1940, as amended;

(3)	may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein;

(4)	may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring delivery of physical commodities;

(5)	may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;

(6)	may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act;

(7)	may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities; and

(8)	may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

Notwithstanding any other fundamental investment restriction or policy, each of the Allianz Global Investors Solutions Funds may invest some or all of its assets in a single registered open-end investment company or a series thereof. Unless specified above, any fundamental investment restriction or policy of any such registered open-end investment company or series thereof shall not be considered a fundamental investment restriction or policy of the Allianz Global Investors Solutions Funds.

The investment restrictions set forth below are fundamental policies of the Equity 130/30 Fund, the International Growth Fund, the Global Dividend Value Fund, the Horizons Fund, the Disciplined Equity Fund and the International Opportunities Fund, and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding voting securities of that Fund. Under these restrictions, each such Fund:

(1)	may not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular “industry,” as the term is used in the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. This restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

(2)	may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or that invest in real estate or interests therein;

(3)	may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

(4)	may not purchase or sell commodities. This restriction shall not prohibit a Fund, subject to the restrictions described in the Prospectuses and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options, foreign exchange contracts, swap agreements and other financial transactions not requiring delivery of physical commodities;

(5)	may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;

(6)	may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act; and

(7)	may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities.

The investment restrictions set forth below are fundamental policies of the EcoTrends Fund and Water Fund, and may not be changed with respect to such Fund without shareholder approval by vote of a majority of the outstanding voting securities of that Fund. Under these restrictions, such Fund:

(1)	may not concentrate its investments in a particular “industry,” as that term is used in the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction;

(2)	may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate, or interests therein;

(3)	may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

(4)	may not purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws;

(5)	may not borrow money or issue any senior security, except to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time; and

(6)	may not make loans, except to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

With respect to the EcoTrends Fund and Water Fund, each Fund would be deemed to “concentrate” in a particular industry if it invested 25% or more of its total assets in that industry. The industry concentration policy of each Fund does not preclude it from focusing investments in issuers in a group of related industrial sectors.

Currently, under the 1940 Act, a Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund’s total assets less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund’s total assets). In addition, a Fund is not permitted to declare any cash dividend or other distribution on its shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than borrowing, is at least 300% of such principal amount.

Policies Relating to Rule 35d-1 under the 1940 Act

The Funds have adopted policies pursuant to Rule 35d-1(a) under the 1940 Act. The Funds will provide to shareholders the notice required by Rule 35d-1 under the 1940 Act, as such may be interpreted or revised from time to time, with respect to any change in any policy adopted pursuant to Rule 35d-1(a). Under such policies:

1. The Allianz NACM Global Equity 130/30 Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and equity-related instruments.

2. The Allianz NFJ Global Dividend Value Fund, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks that pay or are expected to pay dividends.

3. The Allianz RCM Disciplined Equity Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments.

4. The Allianz RCM Global EcoTrendsSM Fund invests, under normal circumstances, at least 80% of its net assets (plus borrowing made for investment purposes) in a portfolio of common stocks and other equity securities of companies that focus in one or more of the EcoEnergy (e.g., alternative energy and energy efficiency), Pollution Control (e.g., environmental quality, waste management and recycling) and Clean Water (e.g., water treatment and supply) sectors. See “Characteristics and Risks of Securities and Investment Techniques—Concentration in Eco-Sectors” in the applicable Prospectus for details.

5. The Allianz RCM Global Water Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that are represented in one or more of the S&P Global Water Index, the Palisades Water or Global Water Indices or the Janney Water Index (Composite), or that are substantially engaged in water-related activities. See “Summary of Principal Risks—Water-Related Risk” in the applicable Prospectus for a detailed description of water-related activities.

Other Information Regarding Investment Restrictions and Policies

The Funds are also subject to other restrictions under the 1940 Act; however, the registration of the Trust under the 1940 Act does not involve any supervision by any federal or other agency of the Trust’s management or investment practices or policies, other than incident to occasional or periodic compliance examinations conducted by the SEC staff.

Unless otherwise stated, all limitations applicable to a Fund’s investments will apply at the time of investment. A Fund will not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Any subsequent change in the percentage of a Fund’s total assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Fund’s total assets will not require the Fund to dispose of an investment until the Sub-Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. The Manager or applicable Sub-Adviser will take into account market, tax and other consequences to a Fund in considering whether or not sell or close out an investment that has become inconsistent with an investment limitation after its purchase due to market fluctuations, a change in ratings assigned to the security or other factors. In the event that ratings services assign different ratings to the same security, the Manager or Sub-Adviser will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings. Unless otherwise indicated, references to assets in the percentage limitations on a Fund’s investments refers to total assets.

The Sub-Advisers may use Standard Industrial Classification (SIC) Codes, North American Industry Classification System (NAICS) Codes, the FTSE/Dow Jones Industry Classification Benchmark (ICB) system or any other reasonable industry classification system (including systems developed by the Sub-Advisers) for purposes of the Funds’ investment restrictions and policies relating to industry concentration, and the approaches used by the various Sub-Advisers may differ from one another.

In addition, each Sub-Adviser may use definitions and standards to determine compliance with the investment policies, strategies and restrictions of the Funds it sub-advises that are specific to that Sub-Adviser. For example, the Sub-Advisers may employ its own internally-developed definitions and standards in connection with defining Fund market capitalization criteria (e.g., determining whether a company is a “large,” “mid” or “small” capitalization company), characterizing a security as an “equity” or “fixed income” security, characterizing a security as a “growth” or “value” security, determining the composition of an “industry,” “sector” or group of related industries or sectors, determining the scope of a “geographic region” and characterizing an investment as a U.S. or non-U.S. investment (or otherwise determining the location of an investment for purposes of a Fund’s geographic restrictions). In addition, the definitions and standards used by a Sub-Adviser may change over time and without notice to investors, and in certain cases a Sub-Adviser may use definitions and standards for a Fund that differ from the definitions and standards it uses for other series of the Trust or for other funds and accounts that it advises.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness when such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

To the extent a Fund covers its commitment under a derivative instrument or other borrowing by the segregation of liquid assets, equal in value to the amount of the Fund’s commitment, or by entering into offsetting positions, such instrument is not considered a “senior security” for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund.

A Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for a Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

The phrase “shareholder approval,” as used in the Prospectuses, and the phrase a “vote of a majority of the outstanding voting securities,” as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, Trust or share class, as the case may be, or (2) 67% or more of the shares of the Fund, Trust or share class, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

MANAGEMENT OF THE TRUST

Trustees and Officers

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. Subject to the provisions of the Trust’s Declaration of Trust, its By-Laws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust’s officers.

The Trustees and executive officers of the Trust, their dates of birth, the position they hold with the Trust, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustees oversee and any other directorships held by the Trustees of the Trust are listed in the following tables. Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is 1345 Avenue of the Americas, New York, NY 10105.

Independent Trustees(1)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
Paul Belica 09/27/1921	Trustee	Since March 2008	Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc. Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.	48	None

Robert E. Connor 09/17/1934	Trustee	Since March 2008	Retired. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.	48	None

Hans W. Kertess 07/12/1939	Trustee, Chairman	Since March 2008	President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.	48	None

William B. Ogden, IV 01/11/1945	Trustee	Since March 2008	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	48	None

R. Peter Sullivan III 09/04/1941	Trustee	Since March 2008	Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.	48	None

Interested Trustees*

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
John C. Maney(3) 08/03/1959	Trustee	Since March 2008	Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006; Formerly, Executive Vice President and Chief Financial Officer of Apria Healthcare Group, Inc. (1998-2001).	79	None

(1)	“Independent Trustees” are those Trustees who are not “Interested Persons” (as defined in Section 2(a)(19) of the 1940 Act), and “Interested Trustees” are those Trustees who are “Interested Persons” of the Funds. Mr. Maney is an “Interested Person” of the Funds due to his affiliation with Allianz Global Investors of America L.P. and its affiliates.
(2)	The term “Fund Complex” as used herein includes each series of the Trust and the following registered investment companies: each series of Allianz Funds, each series of PIMCO Funds, each series of Nicholas-Applegate Institutional Funds, PIMCO Global Advisors (Ireland) Limited, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Municipal Advantage Fund Inc., PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest and Premium Strategy Fund, Nicholas-Applegate International and Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, Nicholas-Applegate Equity & Convertible Income Fund, Nicholas-Applegate Global Equity & Convertible Income Fund, PIMCO Income Opportunity Fund, PCM Fund Inc., PIMCO Strategic Global Government Fund Inc., each series of Premier VIT, PIMCO Private Account Portfolio Series, each series of Fixed Income SHares, each series of OCC Cash Reserves, Inc., each series of OCC Accumulation Trust, each series of USAllianz Variable Insurance Products Trust and registered investment companies advised by RCM Capital Management LLC and Nicholas-Applegate Capital Management LLC.
(3)	An “Interested Trustee” is a Trustee who is an “interested person” of the Trust, as defined in the 1940 Act. Mr. Maney is an “interested person” of the Trust due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P., Allianz Global Investors of America LLC and Allianz-Pac Life Partners LLC; Member—Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Operating Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz Global Investors U.S. Retail LLC; Member – Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group LLC; Management Board of Allianz Global Investors Fund Management LLC, Allianz Global Investors Managed Partners LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member—Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd.; Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC; and Member and Chairman—Board of Directors, President and Chief Operating Officer of PFP Holdings, Inc.

Executive Officers

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
E. Blake Moore, Jr. 05/8/1958	President and Chief Executive Officer	12/2004 to present	Managing Director and Chief Executive Officer of Allianz Global Investors Fund Management LLC; Chief Executive Officer of Allianz Global Investors Solutions LLC and of 45 funds in the Fund Complex. Formerly, Managing Director and Member of Executive Committee, Nicholas-Applegate Capital Management LLC and Managing Director and Chief Executive Officer of Allianz Global Investors Distributors LLC and Allianz Global Investors Managed Accounts LLC.

Thomas J. Fuccillo 03/22/1968	Vice President, Chief Legal Officer and Secretary	12/2006 to present	Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC; Executive Vice President of Allianz Global Investors of America L.P. Vice President, Secretary and Chief Legal Officer of 78 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc. Formerly, Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P. and Vice President and Associate General Counsel, Neuberger Berman, LLC (1991-2004).

Brian S. Shlissel 11/14/1964	Treasurer and Principal Financial and Accounting Officer	6/2005 to present	Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Executive Vice President, OpCap Advisors LLC, President and Chief Executive Officer of 33 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 45 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Director of 4 funds in the Fund Complex.

Youse Guia 09/3/1972	Chief Compliance Officer	9/2004 to present	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P.; Chief Compliance Officer of 78 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004).

Lawrence G. Altadonna 03/10/1966	Assistant Treasurer	6/2005 to present	Senior Vice President, Allianz Global Investors Fund Management LLC and OpCap Advisors LLC; Treasurer, Principal Financial and Accounting Officer of 33 funds in the Fund Complex; Assistant Treasurer of 45 funds in the Fund Complex and The Korea Fund, Inc.

Richard J. Cochran 01/23/1961	Assistant Treasurer	5/2008 to present	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 78 funds in the Fund Complex; formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Scott Whisten 03/13/1971	Assistant Treasurer	3/2007 to present	Vice President, Allianz Global Investors Fund Management LLC and OpCap Advisors LLC; Assistant Treasurer of 78 funds in the Fund Complex; formerly, Accounting Manager, Prudential Investments (2000-2005).

Kathleen A. Chapman 11/11/1964	Assistant Secretary	12/2006 to present	Senior Paralegal, Allianz Global Investors of America, L.P. (since March 2005); Assistant Secretary of 78 funds in the Fund Complex. Formerly, Manager—Individual Investor Group Advisory Law, Morgan Stanley (2004-2005); Paralegal and Assistant Corporate Secretary, Prudential Financial, Inc. (formerly American Skandia, Inc.) (1996-2004).

Richard H. Kirk 04/6/1961	Assistant Secretary	12/2004 to present	Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 45 funds in the Fund Complex; formerly, Vice President, Counsel, The Prudential Insurance Company of America/American Skandia (2002-2004).

Lagan Srivastava 9/20/1977	Assistant Secretary	12/2006 to present	Assistant Secretary of 78 funds in the Fund Complex and of The Korea Fund, Inc.; formerly, Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

Each of the Trust’s executive officers is an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

Committees of the Board of Trustees

Audit Oversight Committee. The Trust’s Board has established an Audit Oversight Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Trust’s Audit Oversight and Compliance Committee is currently composed of Messrs. Belica, Connor, Kertess, Ogden and Sullivan, each of whom is an Independent Director. Mr. Belica is the Chairman of the Trust’s Audit Oversight Committee.

The Trust’s Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of each Fund and, among other things, determines the selection of the independent registered public accounting firm for the Funds and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by the independent registered public accounting firm on behalf of the Funds, and services to be performed by the independent registered public accounting firm for certain affiliates, including the respective Manager, the applicable Sub-Adviser and entities in a control relationship with the Manager or the Sub-Advisers, that provide services to the Funds where the engagement relates directly to the operations and financial reporting of the Funds. The Audit Oversight Committee considers the possible effect of those services on the independence of the Funds independent registered public accounting firm.

Each member of the Trust’s Audit Oversight Committee is “independent,” i.e., not an “interested person” (as defined in Section 2(a)(19) of the 1940 Act). The Audit Oversight Committee convened once during the fiscal year ended November 30, 2008.

Nominating Committee. The Trust has a Nominating Committee composed of Messrs. Belica, Connor, Kertess, Ogden and Sullivan. The Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created or when Directors are to be re-elected. Each member of the Nominating Committee is “independent,” i.e., not an “interested person” (as defined in Section 2(a)(19) of the 1940 Act). The Nominating Committee convened once during the fiscal year ended November 30, 2008.

Qualifications, Evaluation and Identification of Director Nominees. The Nominating Committee of the Trust requires that Director candidates have a college degree or equivalent business experience. When evaluating candidates, the Nominating Committee may take into account a wide variety of factors including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (vi) overall Board composition. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: (i) the Trust’s current Directors, (ii) the Trust’s officers, (iii) the Funds’ stockholders and (iv) any other source the Committee deems to be appropriate. The Nominating Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.

Consideration of Candidates Recommended by Stockholders. The Nominating Committee will review and consider nominees recommended by stockholders to serve as Director, provided that the recommending stockholder follows the Procedures for Stockholders to Submit Nominee Candidates, which are set forth as Appendix A to the Trust’s Nominating Committee Charter and attached as Appendix D to this Statement of Additional Information. Among other requirements, these procedures provide that the recommending stockholder must submit any recommendation in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust and that such submission must be received at such offices not less than 45 days nor more than 75 days prior to the date of the Board or stockholder meeting at which the nominee would be elected. Any recommendation must include certain biographical and other information regarding the candidate and the recommending stockholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected. The foregoing description of the requirements is only a summary. Please refer to Appendix A to the Nominating Committee Charter, which is attached as Appendix D to this Statement of Additional Information.

The Nominating Committee has full discretion to reject nominees recommended by stockholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of Trustees.

Valuation Committee. The Trust’s Valuation Committee is currently composed of Messrs. Belica, Connor, Kertess, Ogden and Sullivan. The Valuation Committee has been delegated responsibility by the Trust’s Board of Trustees for overseeing determinations of the fair value of the Funds’ portfolio securities on behalf of the Board in accordance with the Funds’ valuation procedures. The Valuation Committee reviews and approves procedures for the fair valuation of the Funds’ portfolio securities and periodically reviews information from the Manager and the Sub-Advisers regarding fair value and liquidity determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters. The Valuation Committee did not convene separately during the fiscal year ended November 30, 2008.

Compensation Committee. The Trust’s Compensation Committee is currently composed of Messrs. Belica, Connor, Kertess, Ogden and Sullivan. The Compensation Committee meets as the Board deems necessary to review and make recommendations regarding compensation payable to the Directors of the Funds who are not directors, officers, partners or employees of the Manager, the Sub-Advisers or any entity controlling, controlled by or under common control with the Manager or the Sub-Advisers. The Compensation Committee did not convene separately during the fiscal year ended November 30, 2008.

Securities Ownership

For each Trustee, the following tables disclose the dollar range of equity securities beneficially owned by the Trustee in the Trust, and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Trust’s family of investment companies. The dollar ranges used in the tables are (i) None; (ii) $1-$10,000; (iii) $10,001-$50,000; (iv) $50,001-$100,000; and (v) Over $100,000. The following tables include securities in which the Trustees hold an economic interest through their deferred compensation plan. See “Trustees’ Compensation” below.

Securities Ownership as of December 31, 2008

Name of Trustee	Dollar Range of Equity Securities in Each Fund or Series Overseen by the Trustee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Independent Trustees**
Hans W. Kertess		None
Allianz NACM Global Equity 130/30 Fund	None
Allianz NACM International Growth Fund	None
Allianz NFJ Global Dividend Value Fund***	None
Allianz RCM All Horizons Fund	None
Allianz RCM Disciplined Equity Fund	None
Allianz RCM Global EcoTrendsSM Fund	None
Allianz RCM Global Water Fund	None
Allianz RCM International Opportunities Fund	None
Allianz Global Investors Solutions Retirement Income Fund	None
Allianz Global Investors Solutions Core Allocation Fund	None
Allianz Global Investors Solutions Growth Allocation Fund	None
Allianz Global Investors Solutions 2015 Fund	None
Allianz Global Investors Solutions 2020 Fund	None
Allianz Global Investors Solutions 2030 Fund	None
Allianz Global Investors Solutions 2040 Fund	None
Allianz Global Investors Solutions 2050 Fund	None
Robert E. Connor		None
Allianz NACM Global Equity 130/30 Fund	None
Allianz NACM International Growth Fund	None
Allianz NFJ Global Dividend Value Fund***	None
Allianz RCM All Horizons Fund	None
Allianz RCM Disciplined Equity Fund	None
Allianz RCM Global EcoTrendsSM Fund	None
Allianz RCM Global Water Fund	None
Allianz RCM International Opportunities Fund	None
Allianz Global Investors Solutions Retirement Income Fund	None
Allianz Global Investors Solutions Core Allocation Fund	None
Allianz Global Investors Solutions Growth Allocation Fund	None
Allianz Global Investors Solutions 2015 Fund	None
Allianz Global Investors Solutions 2020 Fund	None
Allianz Global Investors Solutions 2030 Fund	None
Allianz Global Investors Solutions 2040 Fund	None
Allianz Global Investors Solutions 2050 Fund	None

Name of Trustee	Dollar Range of Equity Securities in Each Fund or Series Overseen by the Trustee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
John J. Dalessandro II****		None
Allianz NACM Global Equity 130/30 Fund	None
Allianz NACM International Growth Fund	None
Allianz NFJ Global Dividend Value Fund***	None
Allianz RCM All Horizons Fund	None
Allianz RCM Global EcoTrendsSM Fund	None
Allianz RCM Disciplined Equity Fund	None
Allianz RCM Global Water Fund	None
Allianz RCM International Opportunities Fund	None
Allianz Global Investors Solutions Retirement Income Fund	None
Allianz Global Investors Solutions Core Allocation Fund	None
Allianz Global Investors Solutions Growth Allocation Fund	None
Allianz Global Investors Solutions 2015 Fund	None
Allianz Global Investors Solutions 2020 Fund	None
Allianz Global Investors Solutions 2030 Fund	None
Allianz Global Investors Solutions 2040 Fund	None
Allianz Global Investors Solutions 2050 Fund	None
Paul Belica		None
Allianz NACM Global Equity 130/30 Fund	None
Allianz NACM International Growth Fund	None
Allianz NFJ Global Dividend Value Fund***	None
Allianz RCM All Horizons Fund	None
Allianz RCM Global EcoTrendsSM Fund	None
Allianz RCM Disciplined Equity Fund	None
Allianz RCM Global Water Fund	None
Allianz RCM International Opportunities Fund	None
Allianz Global Investors Solutions Retirement Income Fund	None
Allianz Global Investors Solutions Core Allocation Fund	None
Allianz Global Investors Solutions Growth Allocation Fund	None
Allianz Global Investors Solutions 2015 Fund	None
Allianz Global Investors Solutions 2020 Fund	None
Allianz Global Investors Solutions 2030 Fund	None
Allianz Global Investors Solutions 2040 Fund	None
Allianz Global Investors Solutions 2050 Fund	None
William B. Ogden IV		None
Allianz NACM Global Equity 130/30 Fund	None
Allianz NACM International Growth Fund	None
Allianz NFJ Global Dividend Value Fund***	None
Allianz RCM All Horizons Fund	None
Allianz RCM Disciplined Equity Fund	None
Allianz RCM Global EcoTrendsSM Fund	None
Allianz RCM Global Water Fund	None
Allianz RCM International Opportunities Fund	None
Allianz Global Investors Solutions Retirement Income Fund	None
Allianz Global Investors Solutions Core Allocation Fund	None
Allianz Global Investors Solutions Growth Allocation Fund	None
Allianz Global Investors Solutions 2015 Fund	None
Allianz Global Investors Solutions 2020 Fund	None

Name of Trustee	Dollar Range of Equity Securities in Each Fund or Series Overseen by the Trustee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Allianz Global Investors Solutions 2030 Fund	None
Allianz Global Investors Solutions 2040 Fund	None
Allianz Global Investors Solutions 2050 Fund	None
R. Peter Sullivan		$10,001 – $50,000
Allianz NACM Global Equity 130/30 Fund	None
Allianz NACM International Growth Fund	None
Allianz NFJ Global Dividend Value Fund***	None
Allianz RCM All Horizons Fund	None
Allianz RCM Disciplined Equity Fund	None
Allianz RCM Global EcoTrendsSM Fund	$10,001 – $50,000
Allianz RCM Global Water Fund	None
Allianz RCM International Opportunities Fund	None
Allianz Global Investors Solutions Retirement Income Fund	None
Allianz Global Investors Solutions Core Allocation Fund	None
Allianz Global Investors Solutions Growth Allocation Fund	None
Allianz Global Investors Solutions 2015 Fund	None
Allianz Global Investors Solutions 2020 Fund	None
Allianz Global Investors Solutions 2030 Fund	None
Allianz Global Investors Solutions 2040 Fund	None
Allianz Global Investors Solutions 2050 Fund	None

Interested Trustee
John C. Maney		None
Allianz NACM Global Equity 130/30 Fund	None
Allianz NACM International Growth Fund	None
Allianz NFJ Global Dividend Value Fund***	None
Allianz RCM All Horizons Fund	None
Allianz RCM Disciplined Equity Fund	None
Allianz RCM Global EcoTrendsSM Fund	None
Allianz RCM Global Water Fund	None
Allianz RCM International Opportunities Fund	None
Allianz Global Investors Solutions Retirement Income Fund	None
Allianz Global Investors Solutions Core Allocation Fund	None

Name of Trustee	Dollar Range of Equity Securities in Each Fund or Series Overseen by the Trustee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Allianz Global Investors Solutions Growth Allocation Fund	None
Allianz Global Investors Solutions 2015 Fund	None
Allianz Global Investors Solutions 2020 Fund	None
Allianz Global Investors Solutions 2030 Fund	None
Allianz Global Investors Solutions 2040 Fund	None
Allianz Global Investors Solutions 2050 Fund	None

*	The term “Family of Investment Companies” as used herein includes each Fund of the Trust and the following registered investment companies: each series of Allianz Funds, each series of PIMCO Funds, PIMCO Global Advisors (Ireland) Limited, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Municipal Advantage Fund Inc., PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest and Premium Strategy Fund, Nicholas-Applegate International and Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, Nicholas-Applegate Equity & Convertible Income Fund, Nicholas-Applegate Global Equity & Convertible Income Fund, PCM Fund Inc., PIMCO Income Opportunity Fund, each series of Premier VIT, PIMCO Strategic Global Government Fund, Inc., each series of PIMCO Funds: Global Investors Series plc, each series of PIMCO Private Account Portfolio Series and each series of Fixed Income SHares.

**	Independent Trustees” are those Trustees who are not “Interested Persons” (as defined in Section 2(a)(19) of the 1940 Act), and “Interested Trustees” are those Trustees who are “Interested Persons” of the Funds. Mr. Maney is an “Interested Person” of the Funds due to his affiliation with Allianz Global Investors of America L.P. and its affiliates.

***	None of the Trustees owned shares of the Global Dividend Value Fund as of December 31, 2008.

****	Mr. Dalessandro served as a Trustee of the Trust until his death on September 14, 2008.

To the Trust’s knowledge, the Independent Trustees and their immediate family members do not beneficially own any securities in an investment manager or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment manager or principal underwriter of the Trust, as of December 31, 2008.

Trustees’ Compensation

Each of the Independent Trustees also serves as a trustee of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, PIMCO Corporate Income Fund, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas Applegate International and Premium Strategy Fund, Nicholas-Applegate Equity & Convertible Income Fund, Nicholas-Applegate Global Equity & Convertible Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO Municipal Advantage Fund Inc., PIMCO Income Opportunity Fund, PCM Fund, Inc. and PIMCO Strategic Global Government Fund, Inc., each a closed-end fund for which the Manager serves as investment manager and affiliates of the Manager serve as sub-adviser (together, the “Allianz Closed-End Funds”), as well as Fixed Income SHares (the “FISH Funds”) and Premier VIT (“Premier VIT”), each an open-end investment company with multiple series for which the Manager serves as investment manager and/or administrator and affiliates of the Manager serve as investment sub-adviser. As indicated above, certain of the officers of the Fund are affiliated with the Manager.

Each of the Allianz Closed-End Funds, the FISH Funds, Premier VIT, and the Trust are expected to hold joint meetings of their Boards of Trustees whenever possible. Each Trustee, other than any Trustee who is a director, officer, partner or employee of the Manager or any entity controlling, controlled by or under common control with the Manager receives annual compensation of $250,000, which is payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year, payable quarterly. An Audit Oversight Committee Chairman annually receives an additional $50,000 annually, payable quarterly. Trustees will also be reimbursed for meeting-related expenses.

Each Trustee’s compensation and other costs in connection with joint meetings will be allocated among the Allianz Closed-End Funds, the FISH Funds, Premier VIT and the Trust on the basis of fixed percentages as between each such group of funds. Trustee compensation and other costs will then be further allocated pro rata among the individual funds within each grouping (such as among the various series of the Trust) based on the complexity of issues relating to each such fund and relative time spent by the Trustees in addressing them, and on each such fund’s relative net assets.

Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex (see below).

The following table sets forth information regarding compensation for the most recent fiscal year (except as noted) received by those Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust. (Trustees who are interested persons of the Trust and Officers of the Trust receive no compensation from the Trust).

Name of Person	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses		Estimated Annual Benefits Upon Retirement		Total Compensation from Trust and Fund Complex Paid to Trustees for Calendar Year-Ended December 31, 2008*
Paul Belica	$11,131	$	N/A	$	N/A	$267,132
Robert E. Connor	$11,516	$	N/A	$	N/A	$252,637
John J. Dalessandro II**	$11,516	$	N/A	$	N/A	$182,427
Hans W. Kertess	$17,141	$	N/A	$	N/A	$318,927
William B. Ogden IV	$11,516	$	N/A	$	N/A	$246,666
R. Peter Sullivan	$11,516	$	N/A	$	N/A	$251,049
Diana Taylor***	$7,490	$	N/A	$	N/A	$185,871

*	Each Trustee served as Trustee or director of several closed-end and/or open-end investment companies advised by the Manager. Messrs. Belica, Connor, Dalessandro, Kertess, Ogden and Sullivan served as Trustee or director of 41 such investment companies and Ms. Taylor served as Trustee or director of 37 such investment companies. These investment companies are considered to be in the same Fund Complex as the Trust.

**	Mr. Dalessandro served as a Trustee of the Trust until his death on September 14, 2008.
***	Ms. Taylor resigned from her position as Trustee effective September 10, 2009.

As disclosed in more detail in the section titled “Additional Information About Purchases, Exchanges and Redemptions of Class A, Class B, Class C and Class R Shares”, each Fund may sell its Class A shares at net asset value without a sales charge to certain categories of investors, including current or retired officers, trustees, directors or employees of either the Trust, Allianz Global Fund Management, Pacific Investment Management Company or the Distributor, and certain other affiliates of Allianz Global Fund Management, Pacific Investment Management Company or the Distributor, a parent, brother or sister of any such officer, trustee, director or employee or a spouse or child of any of the foregoing persons. The Trust believes that this arrangement encourages affiliated persons of the Funds to invest in the Funds, which further aligns the interests of the Funds and those persons affiliated with them.

Proxy Voting Policies

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities have been included as Appendix C. Summary descriptions of the proxy voting policies and procedures of Allianz Global Fund Management and the Sub-Advisers are also included in Appendix C. Information regarding how the Trust voted proxies relating to securities held by the Funds during the most recent twelve-month period is available, without charge, upon request by calling 1-800-426-0107 (retail classes) or 1-800-498-5413 (Class P, Institutional and Administrative classes) and on the Securities and Exchange Commission’s website, www.sec.gov.

Investment Manager

Allianz Global Fund Management serves as investment manager to each of the Funds pursuant to an investment management agreement (“Management Agreement”) between Allianz Global Fund Management and the Trust. The Manager is a wholly-owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”). Allianz was organized as a limited partnership under Delaware law in 1987. Allianz’s sole general partner is Allianz-Paclife Partners LLC. Allianz-Paclife Partners LLC is a Delaware limited liability company whose sole member is Allianz Global Investors U.S. Holding LLC, a Delaware limited liability company. The sole member of Allianz Global Investors U.S. Holding LLC is Allianz Global Investors of America LLC. Allianz Global Investors of America LLC has two members, Allianz of America, Inc. (“Allianz of America”), a Delaware corporation that owns a 99.9% non-managing interest, and Allianz Global Investors of America Holdings Inc., a Delaware corporation that owns a 0.01% managing interest. Allianz of America is a wholly-owned subsidiary of Allianz SE. Allianz Global Investors of America Holdings Inc. is a wholly-owned subsidiary of Allianz Global Investors Aktiengesellschaft, which is a wholly-owned indirect subsidiary of Allianz

SE. Allianz SE indirectly holds a controlling interest in Allianz. Allianz SE is a European-based, multinational insurance and financial services holding company. The address for Allianz, Allianz-Paclife Partners LLC, Allianz Global Investors U.S. Holding LLC, Allianz Global Investors of America LLC and Allianz Global Investors of America Holdings Inc. is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660. The address for Allianz Global Investors Aktiengesellschaft is Nymphenburger Strasse 112-116, 80636 Munich, Germany. Allianz SE’s address is Koeniginstrasse 28, D-80802, Munich, Germany.

The general partner of Allianz has substantially delegated its management and control of Allianz to an Executive Committee.

The Manager is located at 1345 Avenue of the Americas, New York, NY 10105. The Manager and its investment management affiliates had approximately $767 billion of assets under management as of March 31, 2009.

As of the date of this Statement of Additional Information, no shareholder holding 5% or more of the share capital was reported to Allianz SE. Certain broker-dealers that might be controlled by or affiliated with entities owned by the Manager and its affiliates, either directly or indirectly, may be considered to be affiliated persons of the Manager and its affiliates. (Broker-dealer affiliates of such significant institutional shareholders are sometimes referred to herein as “Affiliated Brokers”). Absent an SEC exemption or other regulatory relief, the Funds are generally precluded from effecting principal transactions with the Affiliated Brokers, and their ability to purchase securities being underwritten by an Affiliated Broker or a syndicate including an Affiliated Broker is subject to restrictions. Similarly, a Fund’s ability to utilize the Affiliated Brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act.

Management Agreement

The Manager, subject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Funds and for managing, either directly or through others selected by the Manager, the investments of the Funds. The Manager also furnishes to the Board of Trustees periodic reports on the investment performance of each Fund. As more fully discussed below, the Manager has engaged various affiliates and non-affiliates to serve as Sub-Advisers. If a Sub-Adviser ceases to manage the portfolio of a Fund, the Manager will either assume full responsibility for the management of that Fund, or retain a new sub-adviser subject to the approval of the Trustees and, if required, the Fund’s shareholders.

Under the terms of the Management Agreement, the Manager is obligated to manage the Fund in accordance with applicable laws and regulations. The investment management services of the Manager to the Trust are not exclusive under the terms of the Management Agreement. The Manager is free to, and does, render investment management services to others.

The Management Agreement will continue in effect with respect to a Fund for two years from its effective date, and thereafter on a yearly basis, provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund, or by the Board of Trustees, and (ii) by a majority of the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Management Agreement. The Management Agreement may be terminated without penalty by vote of the Trustees or the vote of a majority of the outstanding voting shares of the Trust (or with respect to a particular Fund, by the vote of a majority of the outstanding voting shares of such Fund), or by the Manager, on 60 days’ written notice to the other party, and will terminate automatically in the event of its assignment.

The Management Agreement provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The Manager currently receives a monthly investment management fee from each Fund at the following annual rates (based on the average daily net assets of the particular Funds):

Fund	Management Fee Rate
Allianz NACM Global Equity 130/30 Fund	1.10%
Allianz NACM International Growth Fund	0.85%
Allianz NFJ Global Dividend Value Fund	0.85%
Allianz RCM All Horizons Fund	0.95%
Allianz RCM Disciplined Equity Fund	0.70%
Allianz RCM Global EcoTrendsSM Fund	1.00%
Allianz RCM Global Water Fund	0.95%
Allianz RCM International Opportunities Fund	0.85%
Allianz Global Investors Solutions Retirement Income Fund	0.75%
Allianz Global Investors Solutions Core Allocation Fund	0.85%
Allianz Global Investors Solutions Growth Allocation Fund	0.85%
Allianz Global Investors Solutions 2015 Fund	0.80%

Fund	Management Fee Rate
Allianz Global Investors Solutions 2020 Fund	0.80%
Allianz Global Investors Solutions 2030 Fund	0.85%
Allianz Global Investors Solutions 2040 Fund	0.85%
Allianz Global Investors Solutions 2050 Fund	0.85%

Management Fee Waiver

Pursuant to a Management Fee Waiver Agreement, the Manager has agreed to waive a portion of its fee with respect to investments by the Allianz Global Investors Solutions Funds in Underlying Funds to the extent it exceeds 0.15% of the portion of Fund assets attributable to investments in Underlying Funds. Similarly, the Manager has agreed to waive, through at least March 31, 2010, an additional portion of its fee with respect to investments by the Allianz Global Investors Solutions Funds in Other Acquired Funds to the extent it exceeds 0.15% of the portion of Fund assets attributable to investments in Other Acquired Funds. Notwithstanding the foregoing, the Manager will continue to receive its full fee on assets invested by the Allianz Global Investors Solutions Funds directly in investments other than Underlying Funds or Other Acquired Funds.

Expense Limitation Agreements

With respect to each Fund other than the Core Allocation Fund, the Water Fund and the EcoTrends Fund, the Manager has contractually agreed until March 31, 2010 to waive its Management Fee or reimburse the Fund, to the extent that Total Annual Fund Operating Expenses (after the application of the additional fee waiver described above) including payment of organizational expenses, but excluding interest, taxes, extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed the amount specified for each share class of each Fund, in their respective Prospectuses under the section titled “Summary of the Funds—Fees and Expenses of the Funds,” as a percentage of average net assets. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

With respect to the Core Allocation Fund only, the Manager has agreed, for the Core Allocation Fund’s fiscal year ending November 30, 2009, to waive its Management Fee or reimburse the Core Allocation Fund, to the extent that Total Annual Fund Operating Expenses (after the application of the additional fee waiver described above) including payment of organizational expenses, but excluding interest, taxes, extraordinary expenses and certain credits and other expenses, exceed 1.32%, 2.07% and 2.07% of the Core Allocation Fund’s average net assets attributable to Class A, Class B and Class C shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement will renew for additional one-year periods unless terminated by the Board of Trustees of the Trust.

The following table sets forth the amount of the management fee paid by the Trust to the Manager for the last three fiscal years. Certain of the Funds are newly formed, and the Trust did not pay any management fee amounts to the Manager during the periods noted for such Funds.

Fund	Year Ended 11/30/08	Year Ended 11/30/07		Year Ended 11/30/06
Allianz NACM Global Equity 130/30 Fund	$17,317	$	N/A	$	N/A
Allianz NACM International Growth Fund(1)	68,775		N/A		N/A
Allianz NFJ Global Dividend Value Fund	N/A		N/A		N/A
Allianz RCM All Horizons Fund	6,126		N/A		N/A
Allianz RCM Disciplined Equity Fund	7,506		N/A		N/A
Allianz RCM Global EcoTrendsSM Fund(2)	1,598,076		N/A		N/A
Allianz RCM Global Water Fund	407,011		N/A		N/A
Allianz RCM International Opportunities Fund	10,588		N/A		N/A
Allianz Global Investors Solutions Retirement Income Fund	N/A		N/A		N/A
Allianz Global Investors Solutions Core Allocation Fund(3)	N/A		N/A		N/A
Allianz Global Investors Solutions Growth Allocation Fund	N/A		N/A		N/A
Allianz Global Investors Solutions 2015 Fund	N/A		N/A		N/A
Allianz Global Investors Solutions 2020 Fund	N/A		N/A		N/A
Allianz Global Investors Solutions 2030 Fund	N/A		N/A		N/A
Allianz Global Investors Solutions 2040 Fund	N/A		N/A		N/A
Allianz Global Investors Solutions 2050 Fund	N/A		N/A		N/A
TOTAL	$2,115,399	$	N/A	$	N/A

(1)	The NACM Predecessor Fund paid its investment adviser Nicholas-Applegate Capital Management LLC: (a) $499,131 in advisory fees for its fiscal year ended March 31, 2006, $221 of which was reimbursed, (b) $472,326 in advisory fees for its fiscal year ended March 31, 2007 and (c) $194,196 in advisory fees for its fiscal year ended March 31, 2008.

(2)	The RCM Predecessor Fund paid the Manager $952,292 in advisory fees for the period from its commencement of operations on January 31, 2007 to the end of its initial fiscal year on November 30, 2007.

(3)	The AGI Predecessor Fund paid the Manager $0 in advisory fees for its fiscal year ended June 30, 2008, $0 for the fiscal year ended June 30, 2007 and $0 for the fiscal year ended June 30, 2006. In addition, the AGI Predecessor Fund paid the Manager $1,212,880 in administrative fees for its fiscal year ended June 30, 2008, $1,234,521 for the fiscal year ended June 30, 2007 and $1,042,673 for the fiscal year ended June 30, 2006.

Additional Information about Services Provided by Allianz Global Fund Management

As noted above, Allianz Global Fund Management serves as investment manager to the Trust pursuant to the Management Agreement. Allianz Fund Management, subject to the supervision of the Board of Trustees, is responsible for managing the investments of the Funds either directly or through others selected by the Manager.

In addition, Allianz Global Fund Management: (a) recommends and, subject to the approval of the Board of Trustees, approves the funds to be offered by the Trust; (b) subject to the approval of the Board of Trustees and, as applicable, Fund shareholders, selects Sub-Advisers to manage the management of the Funds’ portfolios; (c) monitors, directly, and with the assistance of third parties, the activities of such Sub-Advisers and evaluates the Sub-Advisers’ performance; and (d) supervises Fund compliance, as discussed more fully below. Allianz Fund Management also furnishes to the Board of Trustees periodic reports on the investment performance of each Fund and such other matters as the Trustees may request.

Some of the objectives of Allianz Global Fund Management’s compliance program are to:

•	Continually work to enhance the compliance programs of all Allianz Global Investors of America L.P. subsidiaries;

•	Assess the existing local compliance plans in relation to current business practices from a risk-based perspective and work with local compliance to resolve major issues or gaps; and

•	Provide for the documentation of policies and procedures, with emphasis on incorporating industry best practices.

In its capacity as Manager, in addition to its investment advisory services, Allianz Global Fund Management provides administrative services to the Funds pursuant to the Management Agreement. Such services include shareholder servicing, accounting, bookkeeping, internal audit services and certain other services required by the Funds, and preparation of reports to Funds’ shareholders and regulatory filings. Relatedly, as discussed above, the Manager (in some cases, together with its affiliates or third parties) provides certain other services, including compliance related services such as market timing monitoring and review of regulatory filings, management and coordination of activities of third-party service providers to the Funds such as transfer agency and custodian, maintenance and support services to intermediaries such as broker-dealers and retirement plan administrators, and researching and responding to customer complaints and inquiries and regulatory inquiries.

The table below contains the business histories of the members of the Management Board of Allianz Global Fund Management. In addition to the individuals contained in the chart below, E. Blake Moore, Jr. and John C. Maney are also members of the Management Board. Information relating to Messrs. Moore and Maney is contained above in “Management of the Trust—Trustees and Officers.”

Name	Position with Allianz Global Fund Management	Recent Professional Experience
Marna C. Whittington	Management Board	Ms. Whittington has been a member of the Management Board since June 2004. Ms. Whittington is also Chief Executive Officer of Nicholas-Applegate Capital Management LLC, a registered investment adviser affiliated with Allianz Global Investors Fund Management LLC. She also serves as Chief Executive Officer of Allianz Global Investors Management Partners LLC, a registered investment adviser. Ms. Whittington joined Nicholas-Applegate Capital Management in 2001. Ms. Whittington has over 20 years prior management experience, previously with Morgan Stanley Asset Management, as a Managing Director and Chief Operating Officer (from 1996 to 2001) and Miller, Anderson & Sherrerd, as a Managing Partner (from 1992 to 1996). Ms. Whittington received a Ph.D. and M.S. from the University of Pittsburgh and B.A. from the University of Delaware. Ms. Whittington holds NASD Series 3, 6, 63 and 26.

Barbara R. Claussen	Management Board	Ms. Claussen has been a member of the Management Board since January 2007. Ms. Claussen is Chief Operating Officer at NFJ which is a registered

Name	Position with Allianz Global Fund Management	Recent Professional Experience
investment adviser affiliated with Allianz Global Investors Fund Management LLC. Ms. Claussen has more than 25 years of experience in the investment business. She joined NFJ in 1989 and served as its head equity trader for approximately 17 years. In 2005, she was promoted to Chief Operating Officer at NFJ. Prior to joining NFJ in 1989, she worked for NationsBank where she spent 9 years in trading. She holds a B.S. from the University of Wisconsin-Strout.

Udo Frank	Management Board	Chief Executive Officer, RCM and Executive Committee Member, Allianz Global Investors. Board Member of Allianz Global Investors U.S. Retail LLC. Formerly, Chief Executive Officer of Allianz Global Investors Management Partners LLC, formerly known as Allianz Global Investors U.S. Equities LLC (2001-2002).

Sub-Advisory and Portfolio Management Agreements

The Manager employs Sub-Advisers to provide investment advisory services to each Fund pursuant to sub-advisory agreements (each a “Sub-Advisory Agreement”) between the Manager and the particular Sub-Adviser. The Manager currently has nine investment management affiliates that are also indirect subsidiaries of Allianz, three of which, Allianz Global Investors Solutions LLC (“AGI Solutions”), NFJ Investment Group LLC (“NFJ”) and Nicholas-Applegate Capital Management LLC (“NACM”), manage one or more of the Funds. In addition, RCM Capital Management LLC (“RCM”), a subsidiary of Allianz SE and an affiliate of the Manager, manages certain of the Funds.

AGI Solutions

Pursuant to a Sub-Advisory Agreement between the Manager and AGI Solutions (the “AGI Solutions Sub-Advisory Agreement”), AGI Solutions is the Sub-Adviser and provides investment advisory services to the Allianz Global Investors Solutions Funds. Pursuant to the terms of the AGI Solutions Sub-Advisory Agreement, AGI Solutions is responsible for managing, either directly or through others selected by it, the investment of the Allianz Global Investors Solutions Funds’ assets, subject to the general oversight and supervision of the Manager and the Board of trustees. For the services provided, the Manager (not the Trust) pays AGI Solutions a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): for each of the Allianz Global Investors Solutions Funds, 0.15% with respect to Fund assets invested in other Funds of the Trust and other investment companies or series thereof, and 0.60% with respect to assets invested directly in securities and other instruments.

AGI Solutions is an investment management firm organized as a Delaware limited liability company and is an indirect wholly-owned subsidiary of Allianz. AGI Solutions is located at 600 West Broadway, San Diego, California 92101. AGI Solutions was organized in 2008 to manage discretionary accounts investing primarily in publicly traded equity securities and securities convertible or exercisable for publicly traded equity securities, with the goal of capital appreciation.

NACM

Pursuant to a Sub-Advisory Agreement between the Manager and NACM (the “NACM Sub-Advisory Agreement”), NACM is the Sub-Adviser and provides investment advisory services to the Equity 130/30 and International Growth Funds (the “NACM Managed Funds”). Pursuant to the terms of the NACM Sub-Advisory Agreement, NACM is responsible for managing, either directly or through others selected by it, the investment of the NACM Managed Funds’ assets, subject to the general oversight and supervision of the Manager and the Board of trustees. For the services provided, the Manager (not the Trust) pays NACM a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): 0.70% for the Equity 130/30 Fund and 0.50% for the International Growth Fund.

NACM is an investment management firm organized as a Delaware limited liability company (formerly Nicholas-Applegate Capital Management, a California limited partnership) and is an indirect wholly-owned subsidiary of Allianz Global Investors Management Partners LLC (“AGI Management Partners”), which, in turn, is wholly owned by Allianz. AGI Management Partners and NACM are both located at 600 West Broadway, San Diego, California 92101. NACM was organized in 1984 to manage discretionary accounts investing primarily in publicly traded equity securities and securities convertible or exercisable for publicly traded equity securities, with the goal of capital appreciation. Accounts managed by NACM had combined assets, as of September 30, 2009, of approximately $9.79 billion.

NFJ

Pursuant to a Sub-Advisory Agreement between the Manager and NFJ (the “NFJ Sub-Advisory Agreement”), NFJ serves as the Sub-Adviser and provides investment advisory services to the Global Dividend Value Fund. Pursuant to the terms of the NFJ Sub-Advisory Agreement, NFJ is responsible for managing, either directly or through others selected by it, the investment of the Global Dividend Value Fund’s assets, subject to the general oversight and supervision of the Manager and the Board of Trustees. For the services provided, the Manager (not the Trust) pays NFJ a monthly fee for the Global Dividend Value Fund at the annual rate (based on the average daily net assets of the Global Dividend Value Fund) of 0.50%.

NFJ is an investment management firm organized as a Delaware limited liability company and is an indirect wholly-owned subsidiary of AGI Management Partners, which, in turn, is wholly owned by Allianz. NFJ is the successor investment adviser to NFJ Investment Group, Inc., which commenced operations in 1989. NFJ has two partners: AGI Management Partners as the limited partner, and NFJ Management Inc. as the general partner. NFJ is located at 2100 Ross Avenue, Suite 700, Dallas, Texas 75201. AGI Management Partners is located at 680 Newport Center Drive, Suite 250, Newport Beach, California 92660. NFJ provides investment management services to institutional accounts. Accounts managed and advised by NFJ (including both discretionary and non-discretionary accounts) had combined assets, as of September 30, 2009, of approximately $29.4 billion.

RCM and AGIA

Pursuant to a Sub-Advisory Agreement between the Manager and RCM (the “RCM Sub-Advisory Agreement”), RCM provides investment services to the Horizons, Disciplined Equity, EcoTrends, Water, and International Opportunities Funds (the “RCM Managed Funds”). RCM has, in turn, delegated responsibility for the day-to-day portfolio management of the Horizons Fund, the EcoTrends Fund, the Water Fund and the International Opportunities Fund (collectively, the “AGIA Managed Funds”) to its affiliate, Allianz Global Investors Advisory GmbH (“AGIA”) (RCM and AGIA being referred to, collectively, with respect to each such Fund as the “Sub-Adviser”). AGIA serves as portfolio manager for the AGIA Managed Funds pursuant to a separate portfolio management agreement (the “Portfolio Management Agreement”) between RCM and AGIA. Pursuant to the terms of the RCM Sub-Advisory Agreement, RCM is responsible for managing, either directly or through others selected by it, the investment of the RCM Managed Funds’ assets, subject to the general oversight and supervision of the Manager and the Board of Trustees. Pursuant to the terms of the Portfolio Management Agreement with RCM, AGIA has full investment discretion and makes all determinations with respect to the investment of the assets of each AGIA Managed Fund, subject to the general supervision of RCM, the Manager and the Board of Trustees.

For the services provided pursuant to the RCM Sub-Advisory Agreement, the Manager (and not the Trust) pays RCM a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): 0.60% for the Horizons Fund, 0.40% for the Disciplined Equity Fund, 0.54% for the EcoTrends Fund, 0.54% for the Water Fund and 0.50% for the International Opportunities Fund. For the services provided pursuant to the Portfolio Management Agreement, RCM (and not the Trust or the Manager) pays AGIA a monthly portfolio management fee, for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): 0.47% for the Horizons Fund, 0.43% for the EcoTrends Fund, 0.43% for the Water Fund and 0.40% for the International Opportunities Fund.

RCM is an investment management firm organized as a Delaware limited liability company (formerly Dresdner RCM Global Investors, LLC). RCM is wholly-owned by Allianz Global Investors Aktiengesellschaft, which is a wholly-owned subsidiary of Allianz SE. Established in 1998, and the successor to the business of its prior holding company, Dresdner RCM Global Investors US Holdings LLC, RCM provides advisory services to mutual funds and institutional accounts. RCM is located at Four Embarcadero Center, San Francisco, California 94111.

AGIA is wholly owned by Allianz Global Investors Aktiengesellschaft, which is a wholly owned subsidiary of Allianz SE. AGIA is located at Mainzer Landstrasse 11-13, Frankfurt am Main, Germany 60329. AGIA was established in 1990, and provides advisory services to high net worth clients and pooled products. Although AGIA has been registered as an investment management company in Germany since 1990, it has only recently registered in October 2006 as an investment adviser in the United States.

The following table sets forth the amount of portfolio management fees paid by the Manager to the applicable Sub-Adviser for each of the Funds for the last three fiscal years. Because certain of the Funds are newly formed, the Manager did not pay any sub-advisory fee amounts to Sub-Advisers during the periods noted for such Funds.

Fund	Year Ended 11/30/08	Year Ended 11/30/07		Year Ended 11/30/06
Allianz NACM Global Equity 130/30 Fund	$11,012	$	N/A	$	N/A
Allianz NACM International Growth Fund	N/A		N/A		N/A
Allianz NFJ Global Dividend Value Fund	N/A		N/A		N/A
Allianz RCM All Horizons Fund	3,869		N/A		N/A
Allianz RCM Disciplined Equity Fund	4,289		N/A		N/A
Allianz RCM Global EcoTrendsSM Fund(1)	151,700		N/A		N/A
Allianz RCM Global Water Fund	231,353		N/A		N/A
Allianz RCM International Opportunities Fund	6,229		N/A		N/A
Allianz Global Investors Solutions Retirement Income Fund	N/A		N/A		N/A
Allianz Global Investors Solutions Core Allocation Fund(2)	N/A		N/A		N/A
Allianz Global Investors Solutions Growth Allocation Fund	N/A		N/A		N/A
Allianz Global Investors Solutions 2015 Fund	N/A		N/A		N/A
Allianz Global Investors Solutions 2020 Fund	N/A		N/A		N/A
Allianz Global Investors Solutions 2030 Fund	N/A		N/A		N/A
Allianz Global Investors Solutions 2040 Fund	N/A		N/A		N/A
Allianz Global Investors Solutions 2050 Fund	N/A		N/A		N/A
TOTAL	$408,452	$	N/A	$	N/A

(1)	The manager of the RCM Predecessor Fund paid $514,238 in sub-advisory fees relating to the RCM Predecessor Fund for the period from its commencement of operations on January 31, 2007 to the end of its initial fiscal year on November 30, 2007 and paid $711,261 in sub-advisory fees relating to the RCM Predecessor Fund for the period from December 1, 2007 to August 29, 2008 after which point the RCM Predecessor Fund was reorganized into the Trust.

(2)	The manager of the AGI Predecessor Fund, paid $0 in portfolio management fees for its fiscal year ended June 30, 2008, $0 for the fiscal year ended June 30, 2007 and $0 for the fiscal year ended June 30, 2006.

The following table sets forth the amount of portfolio management fees paid by RCM to AGIA for the last three fiscal years.

Fund	Year Ended 11/30/08	Year Ended 11/30/07		Year Ended 11/30/06
Allianz RCM All Horizons Fund	$3,056	$	N/A	$	N/A
Allianz RCM Global EcoTrendsSM Fund(1)	119,842		N/A		N/A
Allianz RCM Global Water Fund	182,769		N/A		N/A
Allianz RCM International Opportunities Fund	4,921		N/A		N/A
TOTAL	$310,588	$	N/A	$	N/A

(1)	The sub-adviser of the RCM Predecessor Fund paid $406,248 in portfolio management fees relating to the RCM Predecessor Fund for the period from its commencement of operations on January 31, 2007 to the end of its initial fiscal year on November 30, 2007 and paid $561,897 in portfolio management fees relating to the RCM Predecessor Fund for the period from December 1, 2007 to August 29, 2008 after which point the RCM Predecessor Fund was reorganized into the Trust.

Portfolio Manager Compensation, Other Accounts Managed and Conflicts of Interest

AGI Solutions

Compensation

The following explains the compensation structure of each individual (as listed in the Prospectuses) who shares primary responsibility for day-to-day portfolio management of the Funds.

Base salary. Each portfolio manager is paid a fixed base salary set at a competitive level, taking into consideration the portfolio manager’s experience and responsibilities, as determined by AGI Solutions.

Annual bonus and profit sharing opportunity. Each portfolio manager’s compensation is directly affected by the performance of the individual portfolios he or she manages, including each Fund, as well as the performance of the individual’s portfolio management team and the overall success of the firm. Investment professionals are awarded bonuses based primarily on product performance, weighted appropriately between short and long-term performance of their portfolios versus relevant benchmarks and peers. Investment professionals may also be eligible to participate in long-term incentive plans that are based on the longer-term performance of the firm and other metrics.

Other Accounts Managed

The following summarizes information regarding each of the accounts, excluding portfolios of the Funds that were managed by portfolio managers, including amounts managed by a team, committee, or other group that includes the portfolio manager, as of December 31, 2008.

Portfolio Manager	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Paul Pietranico	0	0	0	0	0	0
Stephen Sexauer	0	0	0	0	0	0

The following table provides information regarding other accounts managed for which management fees are based on the performance of the pooled vehicle:

Portfolio Manager	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Paul Pietranico	0	0	0	0	0	0
Stephen Sexauer	0	0	0	0	0	0

Potential Conflicts of Interest

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which AGI Solutions believes are faced by investment professionals at most major financial firms. AGI Solutions, the Manager, and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the AGI Solutions’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one AGI Solutions account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. AGI Solutions, the Manager and the Board of Trustees have adopted compliance procedures that provide that any transaction between the Funds and another Manager-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and AGI Solutions’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages. See “Brokerage and Research Services.”

A Fund’s portfolio managers may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. AGI Solutions’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to a code of ethics adopted by AGI Solutions, which contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.

Securities Ownership

The following table discloses the dollar range of equity securities beneficially owned by each portfolio manager in the Fund(s) the portfolio manager manages. Except as noted below, the information is as of December 31, 2008.

Dollar Range of Equity Securities
Allianz Global Investors Solutions Retirement Income Fund
Paul Pietranico	None
Stephen Sexauer	None
Allianz Global Investors Solutions Core Allocation Fund(1)
Paul Pietranico	None
Stephen Sexauer	None
Allianz Global Investors Solutions Growth Allocation Fund
Paul Pietranico	None
Stephen Sexauer	None
Allianz Global Investors Solutions 2015 Fund
Paul Pietranico	None
Stephen Sexauer	None
Allianz Global Investors Solutions 2020 Fund
Paul Pietranico	None
Stephen Sexauer	None
Allianz Global Investors Solutions 2030 Fund
Paul Pietranico	None
Stephen Sexauer	None
Allianz Global Investors Solutions 2040 Fund
Paul Pietranico	None
Stephen Sexauer	None

Dollar Range of Equity Securities
Allianz Global Investors Solutions 2050 Fund
Paul Pietranico	None
Stephen Sexauer	None

(1)	Ara Jelalian, portfolio manager of the AGI Predecessor Fund, the Core Allocation Fund’s predecessor Fund, beneficially owned equity securities of the AGI Predecessor Fund in the dollar range of $50,000 – $100,000 as of June 30, 2008.

RCM and AGIA

The following summarizes the structure of and methods used to determine the compensation of each individual (as listed in the Prospectuses) who shares primary responsibility for the day-to-day portfolio management of each Fund:

Compensation

Base salary. Each portfolio manager is paid a fixed base salary set at a competitive level, taking into consideration the portfolio manager’s experience and responsibilities, as determined by RCM and AGIA.

Annual bonus and profit sharing opportunity. Each portfolio manager’s compensation is directly affected by the performance of the individual portfolios he or she manages, including each Fund, as well as the performance of the individual’s portfolio management team and the overall success of the firm. Any bonus is subject to an increase or decrease at year-end based on firm profitability and individual performance. The individual performance criterion is derived from a calculation using both quantitative and qualitative factors. Approximately 70% of the individual’s performance rating is quantitative, based on the pre-tax investment performance of the accounts managed by both the team and the individual, with 50% of the performance rating measured relative to the relevant RCM Fund’s benchmark and 50% of the rating measured relative to the performance of an appropriate peer group (either the relevant RCM Fund’s Lipper or institutional peer group). Performance is calculated over one and three year trailing periods. The remaining 30% of the bonus is based on a qualitative review of the individual’s performance (with 10% from peer reviews and 20% from the appraisal by the individual’s manager).

Other Accounts Managed

The following summarizes information regarding each of the accounts, excluding portfolios of the Trust that were managed by portfolio managers as of December 31, 2008, including amounts managed by a team, committee, or other group that includes the portfolio manager.

Portfolio Manager	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Paul Schofield	2	$67	12	$573	0	$0
Lucy MacDonald	5	$207	19	$3,591	0	$0
Seung H. Minn, CFA	6	$1,950	5	$165	0	$0
Bozena Jankowska	3	$21	1	$609	0	$0
Andreas Fruschki	0	$0	0	$0	0	$0
Matthew Bowyer	0	$0	0	$0	0	$0

The following table provides information regarding other accounts managed for which management fees are based on the performance of the pooled vehicle:

Portfolio Manager	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Paul Schofield	0	$0	2	$54	0	$0
Lucy MacDonald	0	$0	2	$382	0	$0
Seung H. Minn, CFA	0	$0	0	$0	0	$0
Bozena Jankowska	0	$0	0	$0	0	$0
Andreas Fruschki	0	$0	0	$0	0	$0

Portfolio Manager	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Matthew Bowyer	0	$0	0	$0	0	$0

Potential Conflicts of Interest

Like other investment professionals with multiple clients, a portfolio manager for the Funds may face certain potential conflicts of interest in connection with managing both the Funds and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which RCM and AGIA believe are faced by investment professionals at most major financial firms. RCM, AGIA, the Manager and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different management fee rates and/or fee structures, including accounts that pay management fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Sub-Adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one of the Sub-Adviser’s accounts sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Sub-Adviser, the Manager and the Board of Trustees have adopted compliance procedures that provide that any transaction between the Funds and another Manager-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for a Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and the Sub-Adviser’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages. See “Brokerage and Research Services.”

A Fund’s portfolio managers may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. The Sub-Adviser’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to codes of ethics adopted by the Sub-Adviser, which contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.

Securities Ownership

The following table discloses the dollar range of equity securities beneficially owned by each portfolio manager in the Fund(s) the portfolio manager manages, as of December 31, 2008.

Dollar Range of Equity Securities
Allianz RCM Global EcoTrendsSM Fund
Bozena Jankowska	None
Paul Schofield*	None
Andreas Fruschki	None
Allianz RCM All Horizons Fund
Paul Schofield	None
Lucy MacDonald	None
Allianz RCM Disciplined Equity Fund
Seung H. Minn	None
Allianz RCM Global Water Fund
Bozena Jankowska	None
Andreas Fruschki	None
Allianz RCM International Opportunities Fund
Matthew Bowyer	None
Lucy MacDonald	None

*	As of April 14, 2009, Andreas Fruschki replaced Paul Schofield as a portfolio manager of the EcoTrends Fund.

NFJ

Compensation

The following explains the compensation structure of each individual (as listed in the Prospectuses) who shares primary responsibility for day-to-day portfolio management of the Global Dividend Value Fund.

Base salary. Each portfolio manager is paid a fixed base salary set at a competitive level, taking into consideration the portfolio manager’s experience and responsibilities, as determined by NFJ.

Annual bonus and profit sharing opportunity. Each portfolio manager’s compensation is directly affected by the performance of the individual portfolios he or she manages, including the Global Dividend Value Fund, as well as the performance of the individual’s portfolio management team and the overall success of the firm. Investment professionals are awarded bonuses based primarily on product performance, weighted appropriately between short and long-term performance of their portfolios versus relevant benchmarks and peers. Investment professionals may also be eligible to participate in long-term incentive plans that are based on the longer-term performance of the firm and other metrics.

Other Accounts Managed

The following summarizes information regarding each of the accounts, excluding portfolios of the Global Dividend Value Fund that were managed by portfolio managers, including amounts managed by a team, committee, or other group that includes the portfolio manager, as of December 31, 2008.

Portfolio Manager	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
R. Burns McKinney	4	87	50	8,005	13	13,777
Benno J. Fisher	5	87	60	9,048	21	15,017
Thomas W. Oliver	2	8.4	48	7,928	10	8,360

The following table provides information regarding other accounts managed for which management fees are based on the performance of the pooled vehicle:

Portfolio Manager	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
R. Burns McKinney	0	0	0	0	0	0
Benno J. Fisher	0	0	0	0	0	0
Thomas W. Oliver	0	0	0	0	0	0

Potential Conflicts of Interest

Like other investment professionals with multiple clients, a portfolio manager for the Global Dividend Value Fund may face certain potential conflicts of interest in connection with managing both the Global Dividend Value Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which AGI Solutions believes are faced by investment professionals at most major financial firms. AGI Solutions, the Manager, and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when the Global Dividend Value Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of the Global Dividend Value Fund as well as other accounts, the NFJ trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Global Dividend Value Fund or another account if one account is favored over another in allocating securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one of the Sub-Adviser’s accounts sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Sub-Adviser, the Manager and the Board of Trustees have adopted compliance procedures that provide that any transaction between the Global Dividend Value Fund and another Manager-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the Global Dividend Value Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the Global Dividend Value Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the Global Dividend Value Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

The Global Dividend Value Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

The Global Dividend Value Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to executing securities transactions for the Global Dividend Value Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Global Dividend Value Fund and NFJ’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages. See “Brokerage and Research Services.”

The Global Dividend Value Fund’s portfolio managers may also face other potential conflicts of interest in managing the Global Dividend Value Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing the Fund and other accounts. In addition, the Global Dividend Value Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. NFJ’s investment personnel, including the Global Dividend Value Fund’s portfolio managers, are subject to restrictions on engaging in personal securities transactions, pursuant to a code of ethics adopted by NFJ, which contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Global Dividend Value Fund.

Securities Ownership

The Global Dividend Value Fund recently commenced operations and as of the end of the most recent fiscal year no portfolio manager beneficially owned any securities in the Fund.

NACM

Compensation

The following explains the compensation structure of each individual (as listed in the Prospectuses) who shares primary responsibility for day-to-day portfolio management of the Funds.

Base salary. Each portfolio manager is paid a fixed base salary set at a competitive level, taking into consideration the portfolio manager’s experience and responsibilities, as determined by NACM.

Annual bonus and profit sharing opportunity. Each portfolio manager’s compensation is directly affected by the performance, on a pre-tax basis, of the individual portfolios he or she manages, including each Fund; as well as the performance of the individual’s portfolio management team and the overall success of the firm. Approximately 75% of each portfolio manager’s bonus is based on one- and three-year annualized performance of client accounts under his or her management, with greater weight placed on three-year performance. This takes into account relative performance of the accounts to each account’s individual benchmark, which include the MSCI EAFE, MSCI EAFE Growth, MSCI World, and MSCI World Growth indexes (representing approximately one half of the calculation), and the accounts’ peer rankings in institutional consultant universes (representing the other half). In the case of each Fund, the benchmark against which the performance of a Fund’s portfolio will be compared for these purposes is indicated in the “Performance Information” sections of the Prospectuses. The remaining 25% of the bonus is based on a qualitative review and overall firm profitability. The qualitative review evaluates each portfolio manager based on the individual’s contribution to the implementation of the investment process of his or her accounts, including the Funds. The lead portfolio manager of each portfolio management team evaluates the other members of the portfolio management team. The Chief Investment Officer (Mr. Valeiras) evaluates the lead portfolio managers. The Chief Investment Officer’s bonus compensation is based on the overall performance and profitability of the firm’s portfolios.

Each portfolio manager has a profit-sharing plan. Each team receives a pool that is based on “EBITDA” (i.e., earnings before interest, taxes, depreciation and amortization) of the accounts managed by the team and is distributed subjectively. All team members are eligible. The Chief Investment Officer and lead portfolio manager determine allocations among the team. The profits to be allocated increase with the profitability of the applicable accounts.

Additionally, Nicholas-Applegate may issue equity ownership interests to key employees in the form of “Profits Interests”. Profits Interests are issued to employees who: (1) provide unique and critical expertise and contributions to the firm; (2) perform as role models and benchmarks for Nicholas-Applegate’s core values; (3) are instrumental to the building and sustaining of clients ‘ trust and confidence; and (4) are critical to and committed to the future growth and success of Nicholas-Applegate. The Profits Interests are intended to share long-term value created by key employees. Portfolio managers are eligible for Profits Interests, at the discretion of a committee comprised of executive management of Nicholas-Applegate (including Mr. Valeiras), and executive management of Allianz Group.

The portfolio managers are also eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated under the plan.

Other Accounts Managed

The following summarizes information regarding each of the accounts, excluding portfolios of the Funds that were managed by portfolio managers, including amounts managed by a team, committee, or other group that includes the portfolio manager, as of December 31, 2008.

Portfolio Manager	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Pedro Marcal	N/A	N/A	4	$612.3	4	209.7
Horacio A. Valeiras, CFA	N/A	N/A	4	$612.3	2	25.5

The following table provides information regarding other accounts managed for which management fees are based on the performance of the pooled vehicle:

Portfolio Manager	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Pedro Marcal	N/A	N/A	N/A	N/A	N/A	N/A
Horacio A. Valeiras, CFA	N/A	N/A	N/A	N/A	N/A	N/A

Potential Conflicts of Interest

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which NACM believes are faced by investment professionals at most major financial firms. NACM, the Manager, and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the NACM’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one NACM account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. NACM, the Manager and the Board of Trustees have adopted compliance procedures that provide that any transaction between the Funds and another Manager-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and NACM’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages. See “Brokerage and Research Services.”

A Fund’s portfolio managers may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. NACM’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to a code of ethics adopted by NACM, which contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.

Securities Ownership

The following table discloses the dollar range of equity securities beneficially owned by each portfolio manager in the Fund(s) the portfolio manager manages. Except as noted below, the information is as of December 31, 2008.

Dollar Range of Equity Securities
Allianz NACM Global Equity 130/30 Fund
Pedro Marcal	None
Allianz NACM International Growth Fund
Pedro Marcal	None
Horacio A. Valeiras, CFA	None

Codes of Ethics

The Trust, the Manager, the Sub-Advisers and the Distributor have adopted Codes of Ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund.

DISTRIBUTION OF TRUST SHARES

Distributor and Multi-Class Plan

Allianz Global Investors Distributors LLC (the “Distributor”) serves as the principal underwriter of each class of the Trust’s shares pursuant to a distribution contract (the “Distribution Contract”) with the Trust. The Distributor is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. The Distributor, located at 1345 Avenue of the Americas, New York, NY 10105, is a broker-dealer registered with the Securities and Exchange Commission. The Distribution Contract is terminable with respect to a Fund or class of shares without penalty, at any time, by a Fund or class upon 60 days’ written notice to the Distributor, or by the Distributor upon 60 days’ written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares and does not receive any compensation other than what is described below for executing securities transactions.

The Distribution Contract will continue in effect with respect to each Fund, and each class of shares thereof, for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees or by the majority of the outstanding shares of the Fund or class, and (ii) by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect interest financial interest in the Distribution Contract or the Distribution and/or Servicing Plans described below, by vote cast in person at a meeting called for the purpose. If the Distribution Contract is terminated (or not renewed) with respect to one or more Funds or classes, it may continue in effect with respect to any Fund or class as to which it has not been terminated (or has been renewed).

The Trust currently offers up to eight classes of shares of each of the Funds: Class A, Class B, Class C, Class D, Class P, Class R, Institutional Class and Administrative Class shares.

Class A, Class B and Class C shares of the Trust are offered through financial institutions that have dealer agreements with the Distributor, or which have agreed to act as introducing brokers for the Distributor (“introducing brokers”).

Class D shares are generally offered to clients of financial service firms, such as broker-dealers or registered investment managers, with which the Distributor has an agreement for the use of the Trust’s Funds in particular investment products, programs or accounts for which a fee may be charged.

Class P shares of the Funds may be offered through fee-based platforms, such as certain brokers and financial intermediaries (“service agents”), that have established a shareholder servicing relationship with the Trust on behalf of their customers.

Class R shares are eligible for investment only by certain “Class R Eligible Plans,” as defined in the section titled “Additional Information About Purchases, Exchanges and Redemptions of Class A, Class B, Class C and Class R Shares”.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations, and high net worth individuals (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customers’ investments in the Funds).

Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries, and each Fund pays service or distribution fees to such entities for services they provide to Administrative Class shareholders.

Under the Trust’s Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act, shares of each class of each Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, dividend, liquidation, and other rights preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements; and (c) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

Each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. In addition, each class may, at the Trustees’ discretion, also pay a different share of other expenses, not including management or custodial fees or other expenses related to the management of the Trust’s assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. For instance, the various classes pay different fees under the Management Agreement based on the different levels of administrative services provided to each Class. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund. Each class may have a differing sales charge structure, and differing exchange and conversion features.

Contingent Deferred Sales Charge and Initial Sales Charge

As described in the Class A, Class B and Class C Prospectus under the caption “Investment Options—Class A, Class B and Class C Shares,” a contingent deferred sales charge is imposed upon certain redemptions of Class A, Class B and Class C shares. No contingent deferred sales charge is currently imposed upon redemptions of Class D, Class R, Class P, Institutional Class or Administrative Class shares. Because contingent deferred sales charges are calculated on a series-by-series basis, shareholders should consider whether to exchange shares of one Fund for shares of another series of the Trust or series of Allianz Funds or PIMCO Funds prior to redeeming an investment if such an exchange would reduce the contingent deferred sales charge applicable to such redemption.

The following table sets forth the amount of contingent deferred sales charges paid to the Distributor for the last three fiscal years.

Class	Year Ended 11/30/08		Year Ended 11/30/07		Year Ended 11/30/06
Class A		$6,570	$	N/A	$	N/A
Class B(1)	$	N/A	$	N/A	$	N/A
Class C		$12,134	$	N/A	$	N/A
Total		$18,704	$	N/A	$	N/A

(1)	The Core Allocation Fund’s Predecessor, the AGI Predecessor Fund, paid the following in CDSC charges for its Class B shares: $188, 970.47 during the fiscal year ended June 30, 2008, $183,720.81 during the fiscal year ended June 30, 2007, $116,188.20 during the fiscal year ended June 30, 2008 and $57,364.40 during the period between July 2008 and March 2009.

As described in the Class A, Class B and Class C Prospectus under the caption “Investment Options—Class A, Class B and Class C Shares,” Class A shares of the Trust are sold pursuant to an initial sales charge, which declines as the amount of the purchase reaches certain defined levels. The following table sets forth the amount of initial sales charges received by the Distributor for the last three fiscal years.

Class	Year Ended 11/30/08		Year Ended 11/30/07		Year Ended 11/30/06
Class A(1)		$199,483	$	N/A	$	N/A
Class B	$	N/A	$	N/A	$	N/A
Class C	$	N/A	$	N/A	$	N/A
Total		$199,483	$	N/A	$	N/A

(1)	$209,734 in initial sales charges were received in relation to the RCM Predecessor Fund for the period from December 1, 2007 to August 29, 2008, after which point the RCM Predecessor Fund was reorganized into the Trust

Distribution and Servicing Plans for Class A, Class B, Class C and Class R Shares

As stated in the Class A, Class B and Class C Prospectus under the caption “Investment Options—Class A, Class B and Class C Shares—Distribution and Servicing (12b-1) Plans” and in the Class R Prospectus under the caption “How to Buy and Sell Shares,” Class A, Class B, Class C and Class R shares of the Trust are continuously offered through participating brokers that are members of the Financial Industry Regulatory Authority Inc. (“FINRA”) and that have dealer agreements with the Distributor, or that have agreed to act as introducing brokers.

Pursuant to separate Distribution and Servicing Plans for Class A, Class B, Class C and Class R shares (the “Retail Plans”), the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust. Subject to the percentage limitations on these distribution and servicing fees set forth below, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to Class A, Class B, Class C and Class R shares as to which no distribution and servicing fees were paid on account of such limitations.

The Distributor makes distribution and servicing payments to participating brokers and servicing payments to certain banks and other financial intermediaries (including certain benefit plans, their service providers and their sponsors) in connection with the sale of Class B, Class C and Class R shares and servicing payments to participating brokers, certain banks and other financial intermediaries in connection with the sale of Class A shares. In the case of Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Distributor, except in cases where Class A shares are sold without a front-end sales charge (although the Distributor may pay brokers additional compensation in connection with sales of Class A shares without a sales charge). In the case of Class B shares, participating brokers and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. In the case of Class C shares, part or all of the first year’s distribution and servicing fee is generally paid at the time of sale. Pursuant to the Distribution Agreement, with respect to each Fund’s Class A, Class B, Class C and Class R shares, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders.

Class A Servicing Fees

As compensation for services rendered and expenses borne by the Distributor in connection with personal services rendered to Class A shareholders of the Trust and the maintenance of Class A shareholder accounts, the Trust pays the Distributor servicing fees up to the annual rate of 0.25% (calculated as a percentage of each Fund’s average daily net assets attributable to Class A shares).

Class B, Class C and Class R Distribution and Servicing Fees

As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class B, Class C and Class R shares of the Trust, and in connection with personal services rendered to Class B, Class C and Class R shareholders of the Trust and the maintenance of Class B, Class C and Class R shareholder accounts (including in each case the accounts of plan participants where shares are held by a benefit plan or its financial service firm through an omnibus account), the Trust pays the Distributor servicing and distribution fees up to the annual rates set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to Class B, Class C and Class R shares):

	Servicing Fee	Distribution Fee
Class B	0.25%	0.75%
Class C	0.25%	0.75%
Class R	0.25%	0.25%

The Retail Plans were adopted pursuant to Rule 12b-1 under the 1940 Act and are of the type known as “compensation” plans. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor and its predecessors in their periodic review of the Retail Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor’s expenses.

The distribution fee applicable to Class B, Class C and Class R shares may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class B, Class C or Class R shares, including compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in distribution of Class B, Class C or Class R shares, printing of prospectuses and reports for other than existing Class B, Class C or Class R shareholders, advertising, and preparation, printing and distributions of sales literature. The servicing fee, which is applicable to Class B, Class C and Class R shares of the Trust, may be spent by the Distributor on personal services rendered to shareholders of the Trust and the maintenance of shareholder accounts, including compensation to, and expenses (including telephone and overhead expenses) of, financial consultants or other employees of participating or introducing brokers, certain banks and other financial intermediaries (including certain benefit plans, their service providers and their sponsors who provide services to plan participants) who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to shareholders showing their positions in a Fund’s shares, who forward communications from the Trust to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of the shareholders’ needs, who respond to inquiries from shareholders relating to such services, or who train personnel in the provision of such services. Distribution and servicing fees may also be spent on interest relating to unreimbursed distribution or servicing expenses from prior years.

Many of the Distributor’s sales and servicing efforts involve the Trust as a whole, so that fees paid by Class A, Class B, Class C, Class R or Administrative Class shares of any Fund may indirectly support sales and servicing efforts relating to the other share classes of the same Fund or the other Funds’ shares of the same or different classes. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund’s shares, and allocates other expenses among the Funds, based on their relative net assets. Expenses allocated to each Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class. The Distributor may make payments to brokers (and with respect to servicing fees only, to certain banks and other financial intermediaries) of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:

Class	Servicing Fee	Distribution Fee
Class A	0.25%	N/A
Class B	0.25%	0.75%
Class C	0.25%	0.75%
Class R	0.25%	0.25%

Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the broker, dealer or financial advisor (collectively, “financial firms”) through which an investor purchases shares. With respect to Class B and Class C shares, the financial firms are also paid at the time of a purchase a commission equal to 4.00% and 1.00%, respectively, of an investment in such share classes. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including shares of the Trust) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks. Financial firms that receive distribution and/or servicing fees may in certain circumstances pay and/or reimburse all or a portion of those fees to their customers, although neither the Trust nor the Distributor are involved in establishing any such arrangements and may not be aware of their existence.

In addition, the Distributor, Allianz Global Fund Management and their affiliates from time to time make additional payments such as cash bonuses or provide other incentives to selected participating brokers and other financial firms as compensation for the sale or servicing of the Funds, including, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, granting the Distributor access to the financial firms’ financial consultants (including through the firms’ intranet websites) in order to promote the Funds, promotions in communications with financial firms’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of the Trust, other funds sponsored by the Distributor, Allianz Global Fund Management and their affiliates together and/or a particular class of shares, during a specified period of time. The Distributor, Allianz Global Fund Management and/or their affiliates also make payments to certain financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor, Allianz Global Fund Management and their affiliates.

The additional payments described above are made from the Distributor’s or Allianz Global Fund Management’s (or their affiliates’) own assets pursuant to agreements with brokers and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales. These payments are made to financial firms selected by the Distributor, Allianz Global Fund Management or their affiliates, generally to the financial firms that have sold significant amounts of shares of the Funds. The level of payments made to a financial firm in any given year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence are subject to certain minimum payment levels. In some cases, in lieu of payments pursuant to the foregoing formulae, the Distributor, Allianz Global Fund Management and/or their affiliates make payments of an agreed-upon amount that will not exceed the amount that would have been payable pursuant to the formulae. There are a few relationships on different bases. Currently, the payments described above are generally not made with respect to Class P, Class R, Institutional Class or Administrative shares. In some cases, in addition to payments described above, the Distributor, Allianz Global Fund Management and their affiliates will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

In return for providing ongoing shareholder support services, the Distributor has agreed to pay, out of its own assets, an additional fee to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) at the annual rate of 0.10%, and to A.G. Edwards & Sons, Inc. (“A.G. Edwards”) at the annual rate of 0.06%, of the average daily total net assets of the Fund attributable to Class A shares sold through Merrill Lynch or A.G. Edwards, as applicable, in the Predecessor Fund’s initial public offering in January 2007 and that continue to be held by or through Merrill Lynch or A.G. Edwards, as applicable, on behalf of its customers commencing one year after completion of the initial public offering.

If investment managers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

As of the date of this Statement of Additional Information, the Distributor and Allianz Global Fund Management anticipate that the firms that will receive the additional payments described above for distribution services and/or educational support include:

AG Edwards (Wachovia Securities)

AIG Financial Advisors Inc.

Advantage Capital Corp.

American General Securities Inc.

Ameriprise Financial Services, Inc.

Associated Securities Corp. (f/k/a Associated Financial Group, Inc.)

AXA Advisors LLC

Citigroup Global Markets Inc./Smith Barney

Commonwealth Financial Network

First Allied Securities, Inc.

FSC Securities Corp.

Janney, Montgomery, Scott

Lincoln Financial Securities Corp. (f/k/a Jefferson Pilot Securities Corporation)

Linsco/Private Ledger Corporation

Merrill Lynch, Pierce, Fenner & Smith Inc.

Morgan Stanley

Mutual Service Corporation

National Planning Holdings, Inc. (National Planning Corp.)

Questar Capital

Raymond James & Associates

Raymond James Financial Services, Inc.

RBC Capital Markets Corp.

Royal Alliance Associates Inc.

Securities America, Inc.

SunTrust Investment Services

UBS Financial Services, Inc.

United Planners’ Financial Services of America

Wachovia Securities, LLC

Waterstone Financial Group

The Distributor expects that additional firms may be added to this list from time to time. Wholesale representatives of the Distributor, Allianz Global Fund Management and their affiliates visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Funds use financial firms that sell Fund shares to effect transactions for the Funds’ portfolio, the Funds, Allianz Global Fund Management and the Sub-Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions.

If in any year the Distributor’s expenses incurred in connection with the distribution of Class B, Class C and Class R shares and, for Class A, Class B, Class C and Class R shares, in connection with the servicing of shareholders and the maintenance of shareholder accounts, exceed the distribution and/or servicing fees paid by the Trust, the Distributor would recover such excess only if the Retail Plan with respect to such class of shares continues to be in effect in some later year when such distribution and/or servicing fees exceed the Distributor’s expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Retail Plan terminates.

Each Retail Plan may be terminated with respect to any Fund to which the Plan relates by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Contract (“disinterested Retail Plan Trustees”), or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Any change in any Retail Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Retail Plan may be amended by vote of the Trustees, including a majority of the disinterested Retail Plan Trustees, cast in person at a meeting called for the purpose. As long as the Retail Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested Trustees.

The Retail Plans will continue in effect with respect to each Fund, and each class of shares thereof, for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the disinterested Retail Plan Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for the purpose of voting on such approval.

If a Retail Plan is terminated (or not renewed) with respect to one or more Funds or classes thereof, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

The Trustees believe that the Retail Plans will provide benefits to the Trust. In this regard, the Trustees believe that the Retail Plans will result in greater sales and/or fewer redemptions of Trust shares, although it is impossible to know for certain the level of sales and redemptions of Trust shares that would occur in the absence of the Retail Plans or under alternative distribution schemes. Although the expenses of the Funds are essentially fixed, the Trustees believe that the effect of the Retail Plans on sales and/or redemptions may benefit the Trust by allowing the Funds to take advantage of “break points” in the Funds’ management fees and/or by affording greater flexibility to the Sub-Adviser. From time to time, expenses of the Distributor incurred in connection with the sale of Class B, Class C and Class R shares of the Trust, and in connection with the servicing of Class A, Class B, Class C and Class R shareholders and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Funds to continue payments of distribution and servicing fees in the future with respect to Class A, Class B, Class C and Class R shares.

Payments Pursuant to Class A Plans

The following table sets forth the amount paid by the Trust pursuant to the Class A Retail Plan for the last three fiscal years. Because certain of the Funds are newly formed, the Trust did not pay any amount pursuant to the Class A Retail Plan during the periods noted for such Funds.

Fund	Year Ended 11/30/08	Year Ended 11/30/07		Year Ended 11/30/06
Allianz NACM Global Equity 130/30 Fund	$8	$	N/A	$	N/A
Allianz NACM International Growth Fund	N/A		N/A		N/A
Allianz NFJ Global Dividend Value Fund	N/A		N/A		N/A
Allianz RCM All Horizons Fund	8		N/A		N/A
Allianz RCM Disciplined Equity Fund	50		N/A		N/A
Allianz RCM Global EcoTrendsSM Fund(1)	68,838		N/A		N/A
Allianz RCM Global Water Fund	48,672		N/A		N/A
Allianz RCM International Opportunities Fund	8		N/A		N/A
Allianz Global Investors Solutions Retirement Income Fund	N/A		N/A		N/A
Allianz Global Investors Solutions Core Allocation Fund(2)	N/A		N/A		N/A
Allianz Global Investors Solutions Growth Allocation Fund	N/A		N/A		N/A
Allianz Global Investors Solutions 2015 Fund	N/A		N/A		N/A
Allianz Global Investors Solutions 2020 Fund	N/A		N/A		N/A
Allianz Global Investors Solutions 2030 Fund	N/A		N/A		N/A
Allianz Global Investors Solutions 2040 Fund	N/A		N/A		N/A
Allianz Global Investors Solutions 2050 Fund	N/A		N/A		N/A
Total	$117,584	$	N/A	$	N/A

(1)	Class A shareholders of the RCM Predecessor Fund paid the Distributor $238,073 pursuant to a Servicing Plan for the period from the RCM Predecessor Fund’s commencement of operations on January 31, 2007 to the end of its initial fiscal year on November 30, 2007 and $330,571 for the period from December 1, 2007 to August 29, 2008 after which point the RCM Predecessor Fund was reorganized into the Trust.

(2)	The Core Allocation Fund’s predecessor, the AGI Predecessor Fund, paid the Distributor $170,701 for the fiscal year ended June 30, 2008, $172,526 for the fiscal year ended June 30, 2007 and $137,587 for the fiscal year ended June 30, 2006 pursuant to its Class A retail plan.

The amounts collected pursuant to the Class A Retail Plan are to be used for the following purposes by the Distributor: sales commissions and other compensation to sales personnel; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses (including data processing, legal, operations and financing charges and expenses). Because certain of the Funds are newly formed, the Distributor did not use any amounts collected pursuant to the Class A Retail Plan for these purposes during the periods noted for such Funds.

Fund	Compensation	Sales Material and Other Expenses	Total
Allianz NACM Global Equity 130/30 Fund	$7	$1	$8
Allianz NACM International Growth Fund	N/A	N/A	N/A
Allianz NFJ Global Dividend Value Fund	N/A	N/A	N/A
Allianz RCM All Horizons Fund	7	1	8
Allianz RCM Disciplined Equity Fund	43	8	50
Allianz RCM Global EcoTrendsSM Fund(1)	58,512	10,326	68,838
Allianz RCM Global Water Fund	41,371	7,301	48,672
Allianz RCM International Opportunities Fund	7	1	8
Allianz Global Investors Solutions Retirement Income Fund	N/A	N/A	N/A
Allianz Global Investors Solutions 2015 Fund	N/A	N/A	N/A
Allianz Global Investors Solutions 2020 Fund	N/A	N/A	N/A
Allianz Global Investors Solutions 2030 Fund	N/A	N/A	N/A
Allianz Global Investors Solutions 2040 Fund	N/A	N/A	N/A
Allianz Global Investors Solutions 2050 Fund	N/A	N/A	N/A
Total	$99,946	$17,638	$117,854

(1)	During the period from December 1, 2007 to August 29, 2008 the amounts collected pursuant to the Class A retail plan for the RCM Predecessor Fund were $330,571 and this total was allocated as follows: $280,986 for compensation and $49,585 for sales material and other expenses.

Payments Pursuant to Class B Plans

Because the Core Allocation Fund is newly formed, the Trust has not paid any amount pursuant to the Class B Retail Plan as of the date of this Statement of Additional Information. Under its Class B Retail Plan, the Core Allocation Fund’s predecessor, the AGI Predecessor Fund, paid the Distributor $744,274 for the fiscal year ended June 30, 2008, $818,998 for the fiscal year ended June 30, 2007 and $758,149 for the fiscal year ended June 30, 2006 made to the Distributor pursuant to its Class B retail plan.

The amounts collected pursuant to the Class B Retail Plan will be used for the following purposes by the Distributor: sales commissions and other compensation to sales personnel; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses (including data processing, legal, operations and financing charges and expenses). Because the Funds are newly formed and have not yet commenced operations, the Trust has not paid any amount pursuant to the Class B Retail Plan during the periods noted.

Payments Pursuant to Class C Plans

The following table sets forth the amount paid by the Trust pursuant to the Class C Retail Plan for the last three fiscal years. Because certain of the Funds are newly formed, the Trust did not pay any amount pursuant to the Class C Retail Plan during the periods noted for such Funds.

Fund	Year Ended 11/30/08	Year Ended 11/30/07		Year Ended 11/30/06
Allianz NACM Global Equity 130/30 Fund	$8	$	N/A	$	N/A
Allianz NACM International Growth Fund	N/A		N/A		N/A
Allianz NFJ Global Dividend Value Fund	N/A		N/A		N/A
Allianz RCM All Horizons Fund	10		N/A		N/A
Allianz RCM Disciplined Equity Fund	24		N/A		N/A
Allianz RCM Global EcoTrendsSM Fund	88		N/A		N/A
Allianz RCM Global Water Fund	40,635		N/A		N/A
Allianz RCM International Opportunities Fund	8		N/A		N/A
Allianz Global Investors Solutions Retirement Income Fund	N/A		N/A		N/A
Allianz Global Investors Solutions Core Allocation Fund(1)	N/A		N/A		N/A
Allianz Global Investors Solutions Growth Allocation Fund	N/A		N/A		N/A
Allianz Global Investors Solutions 2015 Fund	N/A		N/A		N/A

Fund	Year Ended 11/30/08	Year Ended 11/30/07		Year Ended 11/30/06
Allianz Global Investors Solutions 2020 Fund	N/A		N/A		N/A
Allianz Global Investors Solutions 2030 Fund	N/A		N/A		N/A
Allianz Global Investors Solutions 2040 Fund	N/A		N/A		N/A
Allianz Global Investors Solutions 2050 Fund	N/A		N/A		N/A
Total	$40,773	$	N/A	$	N/A

(1)	The Core Allocation Fund’s predecessor, the AGI Predecessor Fund, paid the Distributor $1,569,878 for the fiscal year ended June 30, 2008, $1,556,612 for the fiscal year ended June 30, 2007 and $1,296,137 for the fiscal year ended June 30, 2006 made to the Distributor pursuant to its Class C retail plan.

The amounts collected pursuant to the Class C Retail Plan will be used for the following purposes by the Distributor: sales commissions and other compensation to sales personnel; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses (including data processing, legal, operations and financing charges and expenses). Because certain of the Funds are newly formed, the Distributor did not use any amounts collected pursuant to the Class C Retail Plan for these purposes during the periods noted for such Funds.

Fund	Compensation	Sales Material and Other Expenses	Total
Allianz NACM Global Equity 130/30 Fund	$7	$1	$8
Allianz NACM International Growth Fund	N/A	N/A	N/A
Allianz NFJ Global Dividend Value Fund	N/A	N/A	N/A
Allianz RCM All Horizons Fund	9	2	10
Allianz RCM Disciplined Equity Fund	20	4	24
Allianz RCM Global EcoTrendsSM Fund	75	13	88
Allianz RCM Global Water Fund	34,540	6,095	40,635
Allianz RCM International Opportunities Fund	7	1	8
Allianz Global Investors Solutions Retirement Income Fund	N/A	N/A	N/A
Allianz Global Investors Solutions Core Allocation Fund	N/A	N/A	N/A
Allianz Global Investors Solutions Growth Allocation Fund	N/A	N/A	N/A
Allianz Global Investors Solutions 2015 Fund	N/A	N/A	N/A
Allianz Global Investors Solutions 2020 Fund	N/A	N/A	N/A
Allianz Global Investors Solutions 2030 Fund	N/A	N/A	N/A
Allianz Global Investors Solutions 2040 Fund	N/A	N/A	N/A
Allianz Global Investors Solutions 2050 Fund	N/A	N/A	N/A
Total	$34,657	$6,116	$40,773

Payments Pursuant to Class R Plans

The following table sets forth the amount paid by the Trust pursuant to the Class R Retail Plan for the last three fiscal years. Because the Funds that currently offer Class R Shares are newly formed, the Trust did not pay any amount pursuant to the Class R Retail Plan during the periods noted.

Fund	Year Ended 11/30/08		Year Ended 11/30/07		Year Ended 11/30/06
Allianz NACM International Growth Fund		N/A		N/A		N/A
Allianz Global Investors Solutions Retirement Income Fund		N/A		N/A		N/A
Allianz Global Investors Solutions Core Allocation Fund		N/A		N/A		N/A
Allianz Global Investors Solutions Growth Allocation Fund		N/A		N/A		N/A
Allianz Global Investors Solutions 2015 Fund		N/A		N/A		N/A
Allianz Global Investors Solutions 2020 Fund		N/A		N/A		N/A
Allianz Global Investors Solutions 2030 Fund		N/A		N/A		N/A
Allianz Global Investors Solutions 2040 Fund		N/A		N/A		N/A
Allianz Global Investors Solutions 2050 Fund		N/A		N/A		N/A
Total	$	N/A	$	N/A	$	N/A

The amounts collected pursuant to the Class R Retail Plan will be used for the following purposes by the Distributor: sales commissions and other compensation to sales personnel; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses (including data processing, legal, operations and financing charges and expenses). Because the Funds that currently offer Class R Shares are newly formed, the Distributor has not used any amounts collected pursuant to the Class R Retail Plan for these purposes during the periods noted.

From time to time, expenses of principal underwriters incurred in connection with the distribution of Class B, Class C and Class R shares of the Fund, and in connection with the servicing of Class A, Class B, Class C and Class R shareholders of the Fund and the maintenance of Class A, Class B, Class C and Class R shareholder accounts, may exceed the distribution and/or servicing fees collected by the Distributor. The allocation of such excess amounts as of November 30, 2008 is as follows. Because certain of the Funds are newly formed, no such excess expenses have been incurred during the periods noted for such Funds.

Fund	Class A	Class B	Class C	Class R
Allianz NACM Global Equity 130/30 Fund	$5	N/A	$20	$	N/A
Allianz NACM International Growth Fund	N/A	N/A	N/A		N/A
Allianz NFJ Global Dividend Value Fund	N/A	N/A	N/A		N/A
Allianz RCM All Horizons Fund	5	N/A	25		N/A
Allianz RCM Disciplined Equity Fund	13	N/A	74		N/A
Allianz RCM Global EcoTrendsSM Fund(1)	(3,544)	N/A	346		N/A
Allianz RCM Global Water Fund	(25,937)	N/A	55,901		N/A
Allianz RCM International Opportunities Fund	4	N/A	18		N/A
Allianz Global Investors Solutions Retirement Income Fund	N/A	N/A	N/A		N/A
Allianz Global Investors Solutions Core Allocation Fund(2)	N/A	N/A	N/A		N/A
Allianz Global Investors Solutions Growth Allocation Fund	N/A	N/A	N/A		N/A
Allianz Global Investors Solutions 2015 Fund	N/A	N/A	N/A		N/A
Allianz Global Investors Solutions 2020 Fund	N/A	N/A	N/A		N/A
Allianz Global Investors Solutions 2030 Fund	N/A	N/A	N/A		N/A
Allianz Global Investors Solutions 2040 Fund	N/A	N/A	N/A		N/A
Allianz Global Investors Solutions 2050 Fund	N/A	N/A	N/A		N/A
Total	$(29,454)	N/A	$56,384	$	N/A

(1)	The expenses of the principal underwriter incurred in connection with the servicing of the Class A shares of the RCM Predecessor Fund exceeded the distribution and/or servicing fees collected by the Distributor by $328,447 for the period from December 1, 2007 to August 29, 2008. As a percentage of net assets of each Fund

(2)	The expenses of the principal underwriter incurred in connection with the servicing of the Class B shares of the AGI Predecessor Fund exceeded the distribution and/or servicing fees collected by the Distributor by approximately $563,000 for the period ended June 30, 2008.

Fund	Class A	Class B	Class C	Class R
Allianz NACM Global Equity 130/30 Fund	0.07%	N/A	0.23%	N/A	%
Allianz NACM International Growth Fund	N/A %	N/A	N/A %	N/A	%
Allianz NFJ Global Dividend Value Fund	N/A	N/A	N/A	N/A
Allianz RCM All Horizons Fund	0.07%	N/A	0.29%	N/A	%
Allianz RCM Disciplined Equity Fund	0.02%	N/A	0.14%	N/A	%
Allianz RCM Global EcoTrendsSM Fund(1)	0.00%	N/A	0.05%	N/A	%
Allianz RCM Global Water Fund	-0.13%	N/A	0.30%	N/A	%
Allianz RCM International Opportunities Fund	0.07%	N/A	0.29%	N/A	%
Allianz Global Investors Solutions Retirement Income Fund	N/A	N/A	N/A	N/A
Allianz Global Investors Solutions Core Allocation Fund(2)	N/A	N/A	N/A	N/A
Allianz Global Investors Solutions Growth Allocation Fund	N/A	N/A	N/A	N/A
Allianz Global Investors Solutions 2015 Fund	N/A	N/A	N/A	N/A
Allianz Global Investors Solutions 2020 Fund	N/A	N/A	N/A	N/A
Allianz Global Investors Solutions 2030 Fund	N/A	N/A	N/A	N/A
Allianz Global Investors Solutions 2040 Fund	N/A	N/A	N/A	N/A
Allianz Global Investors Solutions 2050 Fund	N/A	N/A	N/A	N/A
Total	N/A %	N/A	N/A %	N/A	%

(1)	The expenses incurred for the Class A shares as a percentage of net assets of the RCM Predecessor Fund for the period from December 1, 2007 to August 29, 2008 was (0.41%)

(2)	The expenses incurred for the Class B shares as a percentage of net assets of the AGI Predecessor Fund as of June 30, 2008 was 0.93%

Distribution and Administrative Services Plan for Administrative Class Shares

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of each Fund. The Trust also has adopted an Administrative Distribution Plan (together with the Administrative Services Plan, the “Administrative Plans”) with respect to the Administrative Class shares of each Fund.

Under the terms of the Administrative Distribution Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each applicable Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries for costs and expenses incurred in connection with the distribution and marketing of Administrative Class shares and/or the provision of certain shareholder services to its customers that invest in Administrative Class shares of the Funds. Such services may include, but are not limited to, the following: providing facilities to answer questions from prospective investors about a Fund; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Administrative Class shares; and assisting investors in completing application forms and selecting dividend and other account options.

Under the terms of the Administrative Services Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide certain administrative services for Administrative Class shareholders. Such services may include, but are not limited to, the following: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; and performing similar account administrative services.

In addition, financial intermediaries that receive fees under the Administrative Distribution Plan or the Administrative Services Plan may in turn pay and/or reimburse all or a portion of those fees to their customers.

The same entity may be the recipient of fees under both the Administrative Distribution Plan and the Administrative Services Plan, but may not receive fees under both plans with respect to the same assets. Fees paid pursuant to either Plan may be paid for shareholder services and the maintenance of shareholder accounts, and therefore may constitute “service fees” for purposes of applicable rules of FINRA. The Administrative Distribution Plan has been adopted in accordance with the requirements of Rule 12b-1 under the 1940 Act and will be administered in accordance with the provisions of that rule.

Each Administrative Plan provides that it may not be amended to increase materially the costs that Administrative Class shareholders may bear under the Plan without the approval of a majority of the outstanding voting securities of the Administrative Class, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees (“disinterested Administrative Plan Trustees”) who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

Each Administrative Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Administrative Plan Trustees. Each Administrative Plan provides that any person authorized to direct the disposition of monies paid or payable by a class pursuant to the Plan or any related agreement shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

Each Administrative Plan is a “reimbursement plan,” which means that fees are payable to the relevant financial intermediary only to the extent necessary to reimburse expenses incurred pursuant to such plan. Each Administrative Plan provides that expenses payable under the Plan may be carried forward for reimbursement for up to twelve months beyond the date in which the expense is incurred, subject to the limit that not more than 0.25% of the average daily net assets of Administrative Class shares may be used in any month to pay expenses under the Plan. Each Administrative Plan requires that Administrative Class shares incur no interest or carrying charges.

Rules of FINRA limit the amount of distribution fees that may be paid by mutual funds. “Service fees,” defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that some, if not all, of the fees paid pursuant to both Administrative Plans will qualify as “service fees” and therefore will not be limited by FINRA rules.

Payments Pursuant to the Administrative Plans

The following table sets forth the amount paid by the Trust to service providers pursuant to the Administrative Services Plan and the Administrative Distribution Plan for the last three fiscal years. Because the Funds that currently offer Administrative Class Shares are newly formed, the Trust did not pay any amount pursuant to the Administrative Services Plan and the Administrative Distribution Plan during the periods noted.

Fund	Year Ended 11/30/08		Year Ended 11/30/07		Year Ended 11/30/06
Allianz Global Investors Solutions Retirement Income Fund		N/A		N/A		N/A
Allianz Global Investors Solutions Core Allocation Fund		N/A		N/A		N/A
Allianz Global Investors Solutions Growth Allocation Fund		N/A		N/A		N/A
Allianz Global Investors Solutions 2015 Fund		N/A		N/A		N/A
Allianz Global Investors Solutions 2020 Fund		N/A		N/A		N/A
Allianz Global Investors Solutions 2030 Fund		N/A		N/A		N/A
Allianz Global Investors Solutions 2040 Fund		N/A		N/A		N/A
Allianz Global Investors Solutions 2050 Fund		N/A		N/A		N/A
Total	$	N/A	$	N/A	$	N/A

Plan for Class D Shares

Each Fund pays fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of each Fund’s shares (“distribution fees”) and/or in connection with personal services rendered to a Fund’s shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to a Distribution and Servicing Plan (“12b-1 Plan”) adopted by the Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the 12b-1 Plan for Class D shares pay distribution and/or servicing fees (calculated as a percentage of a Fund’s average daily net assets attributable to the particular class of shares) not to exceed 0.25%. Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

In accordance with Rule 12b-1 under the 1940 Act, the Class D Plan may not be amended to increase materially the costs that Class D shareholders may bear under the Plan without the approval of a majority of the outstanding Class D shares, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees (“disinterested Class D Plan Trustees”) who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and any related amendments. The Class D Plan may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the disinterested Class D Plan Trustees. In addition, the Class D Plan may not take effect unless it is approved by the vote of a majority of the outstanding Class D shares and it shall continue in effect only so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Class D Plan Trustees.

Rules of FINRA limit the amount of distribution fees that may be paid by mutual funds. “Service fees,” defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that most, if not all, of the fees paid pursuant to the Class D Plan will qualify as “service fees” and therefore will not be limited by FINRA rules.
Because certain of the Funds are newly formed, the Trust did not pay any amount to qualified service providers pursuant to the Class D Plan during the periods noted for such Funds.

Fund	Year Ended 11/30/08	Year Ended 11/30/07		Year Ended 11/30/06
Allianz NACM Global Equity 130/30 Fund	$8	$	N/A	$	N/A
Allianz NACM International Growth Fund	N/A		N/A		N/A
Allianz NFJ Global Dividend Value Fund	N/A		N/A		N/A
Allianz RCM All Horizons Fund	8		N/A		N/A
Allianz RCM Disciplined Equity Fund	9		N/A		N/A
Allianz RCM Global EcoTrendsSM Fund	4		N/A		N/A
Allianz RCM Global Water Fund	15		N/A		N/A
Allianz RCM International Opportunities Fund	8		N/A		N/A
Allianz Global Investors Solutions Retirement Income Fund	N/A		N/A		N/A
Allianz Global Investors Solutions Core Allocation Fund	N/A		N/A		N/A
Allianz Global Investors Solutions Growth Allocation Fund	N/A		N/A		N/A
Allianz Global Investors Solutions 2015 Fund	N/A		N/A		N/A
Allianz Global Investors Solutions 2020 Fund	N/A		N/A		N/A
Allianz Global Investors Solutions 2030 Fund	N/A		N/A		N/A
Allianz Global Investors Solutions 2040 Fund	N/A		N/A		N/A
Allianz Global Investors Solutions 2050 Fund	N/A		N/A		N/A
Total	$52	$	N/A	$	N/A

Additional Information About Class P Shares

Class P shares of each Fund may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Manager may make arrangements for the Funds to make payments, directly or through the Manager or its affiliate, with respect to Class P shares of each Fund held through such service agents, including, without limitation, the following services: receiving, aggregating and processing purchase, redemption and exchange orders at the service agent level; furnishing shareholder sub-accounting; providing and maintaining elective services with respect to Class P shares such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for holders of Class P shares; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; and performing similar account administrative services. These payments are made to financial intermediaries selected by the Manager and/or its affiliates. The actual services provided, and the payments made for such services, vary from firm to firm. For these services, each Fund may pay an annual fee of up to 0.10% of the value of the assets in the relevant accounts. These amounts would be in addition to amounts paid to the Trust’s transfer agents or other service providers. Service agents may impose additional or different conditions than the Trust on the purchase, redemption or exchanges of Trust shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemption of Trust shares in addition to any fees charged by the Trust. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. In addition, the Distributor, Allianz Global Fund Management and their affiliates may also make payments out of their own resources, at no cost to the Funds, to financial intermediaries for services that may be deemed to be primarily intended to result in the sale of Class P shares of the Funds. The payments described in this paragraph may be significant to the payors and the payees.

Additional Information About Institutional Class and Administrative Class Shares

Institutional Class and Administrative Class shares of the Trust may also be offered through brokers, other financial intermediaries and other entities, such as benefit or savings plans and their sponsors or service providers (“service agents”), that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Distributor, Allianz Global Fund Management and their affiliates may pay, out of their own assets at no cost to the Funds, amounts to service agents for providing bona fide shareholder services to shareholders holding Institutional Class and Administrative Class shares through such service agents. Such services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. Service agents may impose additional or different conditions than the Trust on the purchase, redemption or exchanges of Trust shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemption of Trust shares in addition to any fees charged by the Trust. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. In addition, the Distributor, Allianz Global Fund Management and their affiliates may also make payments out of their own resources, at no cost to the Funds, to financial intermediaries for services that may be deemed to be primarily intended to result in the sale of Institutional Class and Administrative Class shares of the Funds. The payments described in this paragraph may be significant to the payors and the payees.

Purchases, Exchanges and Redemptions

Purchases, exchanges and redemptions of the Trust’s shares are discussed in the Class A, Class B and Class C Prospectus under the heading “Investment Options—Class A, Class B and Class C Shares,” in the Class D Prospectuses under the heading “How to Buy and Sell Shares,” in the Class P Prospectuses under the heading “Purchases, Redemptions, and Exchanges,” in the Class R Prospectus under the heading “How to Buy and Sell Shares,” in the Institutional and Administrative Class Prospectuses under the heading “Purchases, Redemptions, and Exchanges,” and in the section titled “Additional Information About Purchases, Exchanges and Redemptions of Class A, Class B, Class C and Class R Shares” of this Statement of Additional Information. Certain purchases of the Trust’s shares are subject to a reduction or elimination of sales charges, as summarized in the Class A, B and C Prospectuses, and as described in greater detail in the section titled “Additional Information About Purchases, Exchanges and Redemptions of Class A,

Class B, Class C and Class R Shares” of this Statement of Additional Information. Variations in sales charges reflect the varying efforts required to sell shares to separate categories of investors.

Certain clients of the Manager or a Sub-Adviser whose assets would be eligible for purchase by one or more Funds may purchase shares of the Trust with such assets. Assets so purchased by the Funds will be valued in accordance with procedures adopted by the Board of Trustees.

The minimum initial investment for shares of the Institutional Class, Class P and Administrative Class is $5 million, except that the minimum investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The Fund or the Distributor may lower or waive the minimum initial investment for certain categories of investors at their discretion. In addition, the minimum initial investment may be modified for certain employees of the Adviser and its affiliates. The minimum initial investment for single defined contribution plans is $100,000, provided that the plan has 250 eligible participants or is associated with an existing plan that meets the minimum investment criteria. The investment minimum for shareholders with existing accounts is $200,000, provided that the current market value of the account is at least $1,000,000. For omnibus accounts, all minimums stated above apply at the omnibus level and not at the underlying investor level.

The minimum initial investment in Class D shares of any Fund is $1,000, with a minimum subsequent investment of $50 per Fund. The minimum investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The Fund or the Distributor may lower or waive the minimum initial investment for certain categories of investors at their discretion.

To obtain more information about exceptions to the minimum initial investment for Institutional Class, Class P, Administrative Class and Class D shares, please call the Trust at 1-800-498-5413 or the Distributor at 1-800-426-0107.

One or more classes of shares of the Funds may not be qualified or registered for sale in all States. Prospective investors should inquire as to whether shares of a particular Fund, or class of shares thereof, are available for offer and sale in their State of domicile or residence. Shares of a Fund may not be offered or sold in any State unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

As described and subject to any limits in the Class A, B and C Prospectuses, the Class D Prospectuses and the Class R Prospectus under the caption “How to Buy and Sell Shares—Exchanging Shares,” in the Class P Prospectuses under the caption “Purchases, Redemptions and Exchanges—Exchange Privilege,” in the Institutional and Administrative Class Prospectuses under the caption “Purchases, Redemptions and Exchanges – Exchange Privilege” and in this Statement of Additional Information under the section titled “Additional Information About Purchases, Exchanges and Redemptions of Class A, Class B, Class C and Class R Shares,” a shareholder may exchange shares of any Fund for shares of the same class of any other Fund of the Trust that is available for investment, or any series of Allianz Funds or PIMCO Funds that is available for investment, on the basis of their respective net asset values. A shareholder may also exchange Institutional Class shares of any Fund for Class M shares of any series of PIMCO Funds, on the basis of their respective net asset values. This exchange privilege may in the future be extended to cover any “interval” funds that may be established and managed by the Manager and its affiliates. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new Fund. For example, if a shareholder invests in Class C shares of one Fund and 6 months later (when the contingent deferred sales charge upon redemption would normally be 1.00%) exchanges his shares for Class C shares of another Fund, no sales charge would be imposed upon the exchange, but the investment in the other Fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder’s investment in the first Fund as described in the Class A, B and C Prospectuses, under “Alternative Purchase Arrangements.”

Shares of one class of a Fund may be exchanged, at a shareholder’s option, directly for shares of another class of the same Fund (an “intra-Fund exchange”), subject to the terms and conditions described below and to such other fees and charges as set forth in the applicable Prospectus(es) (including the imposition or waiver of any sales charge or CDSC), provided that the shareholder for whom the intra-Fund exchange is being requested meets the eligibility requirements of the class into which such shareholder seeks to exchange. Additional information regarding the eligibility requirements of different share classes, including investment minimums and intended distribution channels, is provided under “Distribution of Trust Shares” above, in the Shareholder’s Guide and/or in the applicable Prospectus(es). Shares of a Fund will be exchanged for shares of a different class of the same Fund on the basis of their respective NAVs. Ongoing fees and expenses incurred by a given share class will differ from those of other share classes, and a shareholder receiving new shares in an intra-Fund exchange may be subject to higher or lower total expenses following such exchange. In addition to changes in ongoing fees and expenses, a shareholder receiving new shares in an intra-Fund exchange may be required to pay an initial sales charge (load) or CDSC. Generally, intra-Fund exchanges into Class A shares will be subject to a Class A sales charge unless otherwise noted below, and intra-Fund exchanges out of Class A, Class B or Class C shares will be subject to the standard schedule of CDSCs for the share class out of which the shareholder is exchanging, unless otherwise noted below. If Class B shares are exchanged for Class A shares, a shareholder will be responsible for paying any applicable Class B CDSCs and any applicable Class A sales charge. If Class C shares are exchanged for Class A shares, a shareholder will be responsible for paying any

Class C CDSCs and any applicable Class A sales charge. With respect to shares subject to a CDSC, if less than all of an investment is exchanged out of one class of a Fund, any portion of the investment exchanged will be from the lot of shares that would incur the lowest CDSC if such shares were being redeemed rather than exchanged. Shareholders generally should not recognize gain or loss for U.S. federal income tax purposes upon such an intra-Fund exchange, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If an intra-Fund exchange incurs a CDSC or sales charge, Fund shares may be redeemed to pay such charge, and that redemption will be taxable. Shareholders should consult their tax advisors as to the federal, state and local or non-U.S. tax consequences of an intra-Fund exchange.

Orders for exchanges accepted prior to the time Fund shares are valued on any day the Trust is open for business will be executed at the respective net asset values next determined as of the valuation time for Fund shares on that day. Orders for exchanges received after the time Fund shares are valued on any business day will be executed at the respective net asset values determined as of the valuation time for Fund shares on the next business day.

The Trust and the Manager each reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Trust or the Manager, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Manager to be detrimental to the Trust or a particular Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to prevent all market timing or other trading practices that may disadvantage the Funds. For example, it is more difficult for the Funds to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the applicable Fund’s underlying beneficial owners.

Pursuant to provisions of agreements between the Distributor and participating brokers, introducing brokers, Service Organizations and other financial intermediaries (together, “intermediaries”) that offer and sell shares and/or process transactions in shares of the Funds, intermediaries are required to engage in such activities in compliance with applicable federal and state securities laws and in accordance with the terms of the Prospectuses and this Statement of Additional Information. Among other obligations, to the extent an intermediary has actual knowledge of violations of Fund policies (as set forth in the then current Prospectuses and this Statement of Additional Information) regarding (i) the timing of purchase, redemption or exchange orders and pricing of Fund shares, or (ii) market timing or excessive short-term trading, the intermediary is required to report such known violations promptly to the Distributor by calling 1-888-852-3922.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency that makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.

The Trust is committed to paying in cash all requests for redemptions by any shareholder of record of the Funds, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1.00% of the net asset value of the Trust at the beginning of such period. Although the Trust will normally redeem all shares for cash, it may redeem amounts in excess of the lesser of (i) or (ii) above by payment in kind of securities held by the particular Fund. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to shareholder redemption, the shares in the account do not have a value of at least a specified amount. The applicable minimums and other information about such mandatory redemptions are set forth in the applicable Prospectus or in this Statement of Additional Information under the section titled “Additional Information About Purchases, Exchanges and Redemptions of Class A, Class B, Class C and Class R Shares.” The Trust’s Declaration of Trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees. The Funds may also charge periodic account fees for accounts that fall below minimum balances as described in the Prospectuses.

Redemption Fees

The Funds do not charge a redemption fee.

Additional Information about Purchases, Exchanges and Redemptions of Class A, Class B, Class C and Class R Shares

How to Buy Shares

Class A, Class B, Class C and Class R shares of each Fund are continuously offered through the Distributor and through other firms that have dealer agreements with the Distributor (“participating brokers”) or that have agreed to act as introducing brokers for the Distributor (“introducing brokers”). The Distributor is an affiliate of Allianz Global Fund Management and also a subsidiary of Allianz.

Purchases Through Your Financial Advisor. You may purchase Class A, Class B or Class C shares through a financial advisor.

Purchases By Mail. Investors who wish to invest in Class A, Class B or Class C shares by mail may send a completed application form along with a check payable to Allianz Global Investors Distributors LLC, to the Distributor at:

Allianz Global Investors Distributors LLC

P.O. Box 8050

Boston, MA 02266-8050

(The Distributor does not provide investment advice and will not accept any responsibility for your selection of investments as it does not have access to the information necessary to assess your financial situation). All shareholders who establish accounts by mail will receive individual confirmations of each purchase, redemption, dividend reinvestment, exchange or transfer of Fund shares, including the total number of Fund shares owned as of the confirmation date, except that purchases resulting from the reinvestment of daily-accrued dividends and/or distributions will be confirmed once each calendar quarter. See “Distributions” in the Retail Prospectuses. Information regarding direct investment or any other features or plans offered by the Trust may be obtained by calling the Distributor at 1-800-426-0107 or by calling your broker.

Purchases are accepted subject to collection of checks at full value and conversion into federal funds. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into federal funds within two business days after receipt of the check. Checks drawn on a non-member bank may take up to 15 days to convert into federal funds. In all cases, the purchase price is based on the net asset value next determined after the purchase order and check are accepted, even though the check may not yet have been converted into federal funds.

The Distributor reserves the right to require payment by wire or official U.S. bank check. The Distributor generally does not accept payments made by cash, money order, temporary/starter checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

Purchases By Telephone. You may elect to purchase shares after enrolling in Fund Link (see “Allianz Funds and PIMCO Funds Fund Link” below). You can purchase fund shares over the phone. To initiate such purchases, call 1-800-426-0107.

Purchasing Class R Shares. Class R shares are generally available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans, and other specified benefit plans and accounts whereby the plan or the plan’s financial service firm has an agreement with the Distributor or an Adviser to utilize Class R shares in certain investment products or programs (each such plan or account, a “Class R Eligible Plan”). Class R shares are not available to traditional and Roth IRAs, SEPs, SAR-SEPs, SIMPLE IRAs, 403(b)(7) custodial accounts, Coverdell Education Savings Accounts or retail or institutional benefit plans other than those specified above. Additionally, Class R shares are generally available only to Class R Eligible Plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial services firm level). Although Class R shares may be purchased by a plan administrator directly from the Distributor, specified benefit plans that purchase Class R shares directly from the Distributor must hold their shares in an omnibus account at the benefit plan level. Plan participants may not directly purchase Class R shares from the Distributor.

Subsequent Purchases of Shares. Subsequent purchases of Class A, Class B or Class C shares can be made as indicated above by mailing a check with a letter describing the investment or with the additional investment portion of a confirmation statement. Except for subsequent purchases through the Allianz Funds and PIMCO Funds Auto-Invest plan, the Allianz Funds and PIMCO Funds Auto-Exchange plan, tax-qualified programs and the Allianz Funds and PIMCO Funds Fund Link referred to below, and except during periods when an Automatic Withdrawal Plan is in effect, the minimum subsequent purchase in any Fund is $50. All payments should be made payable to Allianz Global Investors Distributors LLC and should clearly indicate the shareholder’s account number. Checks should be mailed to the address above under “Purchases By Mail.”

Unavailable or Restricted Funds. Certain Funds and/or share classes are not currently offered to the public as of the date of this Statement of Additional Information. Please see the Retail Prospectuses for details.

Additional Information About Purchasing Shares—Class A, Class B and Class C Shares. Shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order plus a sales charge, which may be imposed either (i) at the time of the purchase in the case of Class A shares (the “initial sales charge alternative”), (ii) on a contingent deferred basis in the case of Class B shares (the “deferred sales charge alternative”) or (iii) by the deduction of an ongoing asset-based sales charge in the case of Class C shares (the “asset-based sales charge alternative”). Class R shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order. In certain circumstances, Class A and Class C shares are also subject to a Contingent Deferred Sales Charge (“CDSC”). See “Alternative Purchase Arrangements.” Purchase payments for Class B and Class C shares are fully invested at the net asset value next determined after acceptance of the trade. Purchase payments for Class A shares, less the applicable sales charge, are invested at the net asset value next determined after acceptance of the trade.

All purchase orders received by the Distributor prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a regular business day are processed at that day’s offering price. However, orders received by the Distributor after the offering price is determined that day from dealers, brokers or certain retirement plans that have an agreement with the Adviser or the Distributor will receive such offering price if the orders were received by the dealer, broker or retirement plan from its customer prior to such determination and were transmitted to and received by the Distributor or the Transfer Agent prior to 9:30 a.m., Eastern time on the next business day. Purchase orders received on a day other than a regular business day will be executed on the next succeeding regular business day. The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended on any day on which the New York Stock Exchange is closed and, if permitted by the rules of the Securities and Exchange Commission, when trading on the New York Stock Exchange is restricted or during an emergency that makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.

Minimum Purchase Amounts. Except for purchases through the Allianz Funds and PIMCO Funds Auto-Invest plan, the Allianz Funds and PIMCO Funds Auto-Exchange plan, investments pursuant to the Uniform Gifts to Minors Act, tax-qualified plans and, to the extent agreed to by the Distributor, wrap programs referred to below under “Alternative Purchase Arrangements—Sales at Net Asset Value,” and purchases by certain registered representatives as described below under “Registered Representatives’ Investments,” the minimum initial investment in Class A, Class B or Class C shares of any Fund is $1,000, with a minimum additional investment of $50 per Fund, and there is no minimum initial or additional investment in Class R shares because Class R shares may only be purchased through omnibus accounts. For information about dealer commissions and other payments to dealers, see “Alternative Purchase Arrangements” below. Persons selling Fund shares may receive different compensation for selling Class A, Class B, Class C or Class R shares. Normally, Fund shares purchased through participating brokers are held in the investor’s account with that broker. No share certificates will be issued except, and to the extent, provided in the Retail Prospectuses.

Tax-Qualified Specified Benefit and Other Plans. The Distributor makes available specified benefit plan services and documents for Individual Retirement Accounts (IRAs), including Roth IRAs, for which Boston Safe Deposit & Trust Company serves as trustee and for IRA Accounts under the Internal Revenue Code of 1986, as amended (the “Code”). The Distributor makes available services and prototype documents for Simplified Employee Pension Plans (SEP). In addition, prototype documents are available for establishing 403(b)(7) custodial accounts with Boston Safe Deposit & Trust Company as custodian. This form of account is available to employees of certain non-profit organizations.

For purposes of this section, a “Plan Investor” means any of the following: 401(k) plan, profit-sharing plan, money purchase pension plan, defined benefit plan, 457 plan, employer-sponsored 403(b) plan, non-qualified deferred compensation plan, health care benefit funding plan and specified benefit plans and accounts whereby the plan or the plan’s financial service firm has an agreement with the Distributor or an Adviser to utilize Class R shares in certain investment products or programs, or other benefit plan specified as such by the Distributor. The term “Plan Investor” does not include an IRA, Roth IRA, SEP IRA, SIMPLE IRA, SAR-SEP IRA, 403(b)(7) custodial account, a Coverdell Education Savings Account or a College Access 529 Plan Account.

The minimum initial investment for all Plan Investors, IRAs, Roth IRAs, SEP IRAs, SIMPLE IRAs, SAR-SEP IRAs and 403(b)(7) custodial accounts are set forth in the table under “Specified Benefit Account Minimums” below. For Plan Investors invested in a Fund through “omnibus” account arrangements, there is no minimum initial investment per plan participant. Instead, there is a minimum initial investment per plan, which is agreed upon by the Distributor and the financial intermediary maintaining the omnibus account. However, any Plan Investor that has existing positions in the Funds and that does not already maintain an omnibus account with a Fund and would like to invest in such Fund is subject to the minimum initial investment set forth in the table under “Specified Benefit Account Minimums” below.

Allianz Funds and PIMCO Funds Auto-Invest. The Allianz Funds and PIMCO Funds Auto-Invest plan provides for periodic investments into a shareholder’s account with the Trust by means of automatic transfers of a designated amount from the shareholder’s bank account. The minimum investment for eligibility in the Allianz Funds and PIMCO Funds Auto-Invest plan is $1,000 per Fund. Investments may be made monthly or quarterly, and may be in any amount subject to a minimum of $50 per month for each Fund in which shares are purchased through the plan. Further information regarding the Allianz Funds and PIMCO Funds Auto-Invest plan is available from the Distributor or participating brokers. You may enroll by completing the appropriate section on the account application, or you may obtain an Auto-Invest application by calling the Distributor or your broker. The use of the Allianz Funds and PIMCO Funds Auto-Invest plan may be limited for certain Funds and/or share classes at the discretion of the Distributor.

Registered Representatives’ Investments. Current registered representatives and other full-time employees of participating brokers or such persons’ spouses or trusts or custodial accounts for their minor children may purchase Class A shares at net asset value without a sales charge. The minimum initial investment in each case is $1,000 per Fund and the minimum subsequent investment is $50.

Uniform Gifts to Minors Act Investments. For investments pursuant to the Uniform Gifts to Minors Act, the minimum initial investment in Class A, Class B and Class C shares of any Fund is $1,000, with a minimum additional investment of $50 per Fund.

Allianz Funds and PIMCO Funds Auto-Exchange. The Allianz Funds and PIMCO Funds Auto-Exchange plan establishes regular, periodic exchanges from one Fund account to another Fund account. The plan provides for regular investments into a shareholder’s account in a specific Fund by means of automatic exchanges of a designated amount from another Fund account of the same class of shares and with identical account registration.

Exchanges may be made monthly or quarterly, and may be in any amount subject to a minimum of $1,000 to open a new Fund account and of $50 for any existing Fund account for which shares are purchased through the plan.

Further information regarding the Allianz Funds and PIMCO Funds Auto-Exchange plan is available from the Distributor at 1-800-426-0107 or participating brokers. You may enroll by completing an application, which may be obtained from the Distributor or by telephone request at 1-800-426-0107. The use of Allianz Funds and PIMCO Funds Auto-Exchange plan may be limited for certain Funds and/or other share classes at the option of the Distributor, and as set forth in the Retail Prospectuses. For more information on exchanges, see “Exchange Privilege.”

Allianz Funds and PIMCO Funds Fund Link. Allianz Funds and PIMCO Funds Fund Link (“Fund Link”) connects your Fund account(s) with a bank account. Fund Link may be used for subsequent purchases and for redemptions and other transactions described under “How to Redeem.” Purchase transactions are effected by electronic funds transfers from the shareholder’s account at a U.S. bank or other financial institution that is an Automated Clearing House (“ACH”) member. Investors may use Fund Link to make subsequent purchases of shares in any amount greater than $50. To initiate such purchases, call 1-800-426-0107. All such calls will be recorded. Fund Link is normally established within 45 days of receipt of a Fund Link application by Boston Financial Data Services, Inc. (the “Transfer Agent”), the Funds’ transfer agent for Class A, B, C and R shares. The minimum investment by Fund Link is $50 per Fund. Shares will be purchased on the regular business day the Distributor receives the funds through the ACH system, provided the funds are received before the close of regular trading on the New York Stock Exchange. If the funds are received after the close of regular trading, the shares will be purchased on the next regular business day.

Fund Link privileges must be requested on the account application. To establish Fund Link on an existing account, complete a Fund Link application, which is available from the Distributor or your broker, with signatures guaranteed from all shareholders of record for the account. See “Signature Guarantee” below. Such privileges apply to each shareholder of record for the account unless and until the Distributor receives written instructions from a shareholder of record canceling such privileges. Changes of bank account information must be made by completing a new Fund Link application signed by all owners of record of the account, with all signatures guaranteed. The Distributor, the Transfer Agent and the Fund may rely on any telephone instructions believed to be genuine and will not be responsible to shareholders for any damage, loss or expenses arising out of such instructions. The Fund reserves the right to amend, suspend or discontinue Fund Link privileges at any time without prior notice. Fund Link does not apply to shares held in broker “street name” accounts or in other omnibus accounts.

Signature Guarantee. When a signature guarantee is called for, a “medallion” signature guarantee will be required. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount.

The Distributor reserves the right to modify its signature guarantee standards at any time. The Funds may change the signature guarantee requirements from time to time upon notice to shareholders, which may, but is not required to, be given by means of a new or supplemented Retail Prospectuses. Shareholders should contact the Distributor for additional details regarding the Funds’ signature guarantee requirements.

Account Registration Changes. Changes in registration or account privileges may be made in writing to the Transfer Agent. Signature guarantees may be required. See “Signature Guarantee” above. All correspondence must include the account number and must be sent to:

Regular Mail:

Allianz Global Investors Distributors LLC

P.O. Box 8050

Boston, MA 02266-8050

Overnight Mail:

Allianz Global Investors Distributors LLC

c/o Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021-2809

Minimum Account Size—Class A, Class B and Class C Shares. Due to the relatively high cost to the Funds of maintaining small accounts, shareholders are asked to maintain an account balance in each Fund in which the shareholder invests at least the amount necessary to open the type of account involved. If a shareholder’s balance for any Fund is below such minimum for three months or longer, the Fund’s administrator shall have the right (except in the case of retirement accounts) to close that Fund account after giving the shareholder 60 days in which to increase his or her balance. The shareholder’s Fund account will not be liquidated if the reduction in size is due solely to market decline in the value of the shareholder’s Fund shares or if the aggregate value of the shareholder’s accounts (and the accounts of the shareholder’s spouse and his or her children under the age of 21 years), or all of the accounts of an employee benefits plan of a single employer, in Funds of the Trust, Allianz Funds and PIMCO Trust exceeds $50,000.

Transfer on Death Registration. The Distributor may accept “transfer on death” (“TOD”) registration requests from investors. The laws of a state selected by the Distributor in accordance with the Uniform TOD Security Registration Act will govern the registration. The Distributor may require appropriate releases and indemnifications from investors as a prerequisite for permitting TOD registration. The Distributor may from time to time change these requirements (including by changes to the determination as to which state’s law governs TOD registrations).

Summary of Minimum Investments and Account Size. The following table provides a summary of the minimum initial investment, minimum subsequent investment and minimum account size for each type of account (including Specified Benefit Accounts):

Type of Account	Initial Minimum Investment	Subsequent Minimum Investment	Minimum Account Size
Regular/General Retail Accounts	$1,000 per Fund	$50 per Fund	$1,000
IRA	$1,000 per Fund	$50 per Fund	$1,000
Roth IRA	$1,000 per Fund	$50 per Fund	$1,000
UTMA	$1,000 per Fund	$50 per Fund	$1,000
UGMA	$1,000 per Fund	$50 per Fund	$1,000
Auto-Invest	$1,000 per Fund	$50 per Fund	$1,000
Auto-Exchange	$1,000 per Fund	$50 per Fund	$1,000
SEP IRA established on or before March 31, 2004	$50 per Fund/per participant	$0	$50
SEP IRA established after March 31, 2004	$1,000 per Fund/per participant	$0	$1,000
SIMPLE IRA*	$50 per Fund/per participant	$0	$50
SAR-SEP IRA*	$50 per Fund/per participant	$0	$50
403(b)(7) custodial account plan established on or before March 31, 2004	$50 per Fund/per participant	$0	$50
403(b)(7) custodial account plan established after March 31, 2004	$1,000 per Fund/per participant	$0	$1,000

Type of Account	Initial Minimum Investment	Subsequent Minimum Investment	Minimum Account Size
Plan Investors held through omnibus accounts-
Plan Level	$0	$0	$0
Participant Level	$0	$0	$0
Plan Investors held through non-omnibus accounts (individual participant accounts) established on or before March 31, 2004	$50 per Fund	$0	$50
Plan Investors held through non-omnibus accounts (individual participant accounts) established after March 31, 2004	$1,000 per Fund	$0	$1,000

*	The minimums apply to existing accounts only. No new SIMPLE-IRA or SAR-SEP IRA accounts are being accepted.

Alternative Purchase Arrangements

The Funds offer investors up to four classes of shares (Class A, Class B, Class C and Class R) in the Retail Prospectuses. Class A, Class B and Class C shares bear sales charges in different forms and amounts and bear different levels of expenses, as described below. Class R shares do not bear a sales charge, but are subject to expenses that vary from those levied on Class A, Class B or Class C shares, and are available only to Class R Eligible Plans. Through the Institutional Prospectus, certain of the Funds currently offer up to four additional classes of shares in the United States: Class D, Class P, Institutional Class and Administrative Class shares. Class D shares are offered through financial intermediaries. Class P shares are offered primarily through certain asset allocation, wrap fee and other fee-based programs sponsored by broker-dealers and other financial intermediaries. Institutional Class shares are offered to pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and other high net worth individuals. Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries. Similar to Class R shares, Class D, Class P, Institutional Class and Administrative Class shares are sold without a sales charge and have different expenses than Class A, Class B, Class C and Class R shares. As a result of lower sales charges and/or operating expenses, Class D, Class P, Institutional Class and Administrative Class shares are generally expected to achieve higher investment returns than Class A, Class B, Class C or Class R shares. To obtain more information about the other classes of shares, please call the Trust at 1-800-927-4648 (for Institutional Class, Administrative Class, and Class P shares) or the Distributor at 1-800-426-0107 (for Class D shares).

The alternative purchase arrangements described in this Statement of Additional Information are designed to enable a retail investor to choose the method of purchasing Fund shares that is most beneficial to the investor based on all factors to be considered, including the amount and intended length of the investment, the particular Fund and whether the investor intends to exchange shares for shares of other Funds. Generally, when making an investment decision, investors should consider the anticipated life of an intended investment in the Funds, the size of the investment, the accumulated distribution and servicing fees plus CDSCs on Class B or Class C shares, the initial sales charge plus accumulated servicing fees on Class A shares (plus a CDSC in certain circumstances), the possibility that the anticipated higher return on Class A shares due to the lower ongoing charges will offset the initial sales charge paid on such shares, the automatic conversion of Class B shares into Class A shares and the difference in the CDSCs applicable to Class A, Class B and Class C shares.

Investors should understand that initial sales charges, servicing and distribution fees and CDSCs are all used directly or indirectly to fund the compensation of financial intermediaries that sell Fund shares. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive for recommending a particular share class over other share classes.

Class A. The initial sales charge alternative (Class A) might be preferred by investors purchasing shares of sufficient aggregate value to qualify for reductions in the initial sales charge applicable to such shares. Similar reductions are not available on the contingent deferred sales charge alternative (Class B) or the asset-based sales charge alternative (Class C). Class A shares are subject to a servicing fee but are not subject to a distribution fee and, accordingly, such shares are expected to pay correspondingly higher dividends on a per share basis. However, because initial sales charges are deducted at the time of purchase, not all of the purchase payment for Class A shares is invested initially. Class B and Class C shares might be preferable to investors who wish to have all purchase payments invested initially, although remaining subject to higher distribution and servicing fees and, for certain periods, being subject to a CDSC. An investor who qualifies for an elimination of the Class A initial sales charge should also consider whether he or she anticipates redeeming shares in a time period that will subject such shares to a CDSC as described below. See “Class A Deferred Sales Charge” below.

Class B. Class B shares might be preferred by investors who intend to invest in the Funds for longer periods and who do not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares. Both Class B and Class C shares can be purchased at net asset value without an initial sales charge. However, unlike Class C shares, Class B shares convert into Class A shares after they have been held for a period of time. Class B shares of series of the Funds purchased after December 31, 2001 but before October 1, 2004 convert into Class A shares after the shares have been held for eight years. After the conversion takes place, the shares will no longer be subject to a CDSC, and will be subject to the servicing fees charged for Class A shares, which are lower than the distribution and servicing fees charged on either Class B or Class C shares. See “Deferred Sales Charge Alternative—Class B Shares” below. Class B shares are not available for purchase by Plan Investors or by SEP IRAs, SIMPLE IRAs, SAR-SEP IRAs and 403(b)(7) custodial accounts. Traditional and Roth IRAs may invest in Class B shares.

Class C. Class C shares might be preferred by investors who intend to purchase shares that are not of sufficient aggregate value to qualify for Class A sales charges of 1% or less and who wish to have all purchase payments invested initially. Class C shares are preferable to Class B shares for investors who intend to maintain their investment for intermediate periods and therefore may also be preferable for investors who are unsure of the intended length of their investment. Unlike Class B shares, Class C shares are not subject to a CDSC after they have been held for one year (eighteen months for Class C shares of the Equity 130/30 Fund, International Growth Fund, Horizons Fund, EcoTrends Fund, Water Fund, and International Opportunities Fund) and are subject to only a 1% CDSC during the first year (or eighteen months). For the Funds just noted, effective January 1, 2010, any Class C shares owned on that date or purchased thereafter will only be subject to a CDSC if redeemed during the first twelve months. Accordingly, any Class C shares owned on January 1, 2010 or purchased thereafter will be subject to the new, shorter period during which the CDSC will be imposed. However, because Class C shares do not convert into Class A shares, Class B shares are preferable to Class C shares for investors who intend to maintain their investment in the Funds for long periods. See “Asset-Based Sales Charge Alternative—Class C Shares” below.

Class R. Only Class R Eligible Plans may purchase Class R shares. Class R shares might be preferred by a Class R Eligible Plan that intends to invest retirement plan assets held through omnibus accounts and does not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares. Class R shares are preferable to Class B and Class C shares because Class R shares are not subject to a CDSC and are subject to lower aggregate distribution and/or service (12b-1) fees and may be preferable to Class A shares because Class R shares are not subject to the initial sales charge imposed on Class A shares.

In determining which class of shares to purchase, an investor should always consider whether any waiver or reduction of a sales charge or a CDSC is available. See generally “Initial Sales Charge Alternative—Class A Shares” and “Waiver of Contingent Deferred Sales Charges” below.

The maximum purchase of Class B shares of a Fund in a single purchase is $49,999. The maximum purchase of Class C shares of a Fund in a single purchase is $499,999. If an investor intends to purchase Class B or Class C shares: (i) for more than one Fund and the aggregate purchase price for all such purchases will exceed $49,999 for Class B shares or $499,999 for Class C shares or (ii) for one Fund in a series of transactions and the aggregate purchase amount will exceed $49,999 for Class B shares or $499,999 for Class C shares, then in either such event the investor should consider whether purchasing another share class may be in the investor’s best interests. The Funds may refuse any order to purchase shares.

For a description of the Distribution and Servicing Plans and distribution and servicing fees payable thereunder with respect to Class A, Class B, Class C and Class R shares, see “Distribution and Servicing (12b-1) Plans” in the Retail Prospectuses.

Waiver of Contingent Deferred Sales Charges. The CDSC applicable to Class A and Class C shares is currently waived for:

(i) any partial or complete redemption in connection with (a) required minimum distributions to IRA account owners or beneficiaries who are age 70 1/2 or older or (b) distributions to participants in employer-sponsored retirement plans upon attaining age 59 1/2 or on account of death or permanent and total disability (as defined in Section 22(e) of the Code) that occurs after the purchase of Class A or Class C shares;

(ii) any partial or complete redemption in connection with a qualifying loan or hardship withdrawal from an employer sponsored retirement plan;

(iii) any complete redemption in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer’s plan and the transfer to another employer’s plan or to an IRA;

(iv) any partial or complete redemption following death or permanent and total disability (as defined in Section 22(e) of the Code) of an individual holding shares for his or her own account and/or as the last survivor of a joint tenancy arrangement (this provision, however, does not cover an individual holding in a fiduciary capacity or as a nominee or agent or a legal entity that is other than an individual or the owners or beneficiaries of any such entity) provided the redemption is requested within one year of the death or initial determination of disability and provided the death or disability occurs after the purchase of the shares;

(v) any redemption resulting from a return of an excess contribution to a qualified employer retirement plan or an IRA;

(vi) up to 10% per year of the value of a Fund account that (a) has the value of at least $10,000 at the start of such year and (b) is subject to an Automatic Withdrawal Plan;

(vii) redemptions by Trustees, officers and employees of any of the Trusts, and by directors, officers and employees of the Distributor, Allianz, Allianz Global Fund Management or Pacific Investment Management Company;

(viii) redemptions effected pursuant to a Fund’s right to involuntarily redeem a shareholder’s Fund account if the aggregate net asset value of shares held in such shareholder’s account is less than a minimum account size specified in the Retail Prospectuses;

(ix) involuntary redemptions caused by operation of law;

(x) redemptions of shares of any Fund that is combined with another Fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction;

(xi) redemptions by a shareholder who is a participant making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases;

(xii) redemptions effected by trustees or other fiduciaries who have purchased shares for employer-sponsored plans, the trustee, administrator, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor with respect to such purchases;

(xiii) redemptions in connection with IRA accounts established with Form 5305-SIMPLE under the Code for which the Trust is the designated financial institution;

(xiv) a redemption by a holder of Class A or Class C shares where the participating broker or dealer involved in the purchase of such shares waived all payments it normally would receive from the Distributor at the time of purchase (i.e., commissions or reallowances of initial sales charges and advancements of service and distribution fees); and

(xv) a redemption by a holder of Class A or Class C shares where, by agreement with the Distributor, the participating broker or dealer involved in the purchase of such shares waived a portion of any payment it normally would receive from the Distributor at the time of purchase (or otherwise agreed to a variation from the normal payment schedule) in connection with such purchase.

The CDSC applicable to Class B shares is currently waived for any partial or complete redemption in each of the following cases:

(i) in connection with required minimum distributions to IRA account owners or to plan participants or beneficiaries who are age 70 1/2 or older;

(ii) involuntary redemptions caused by operation of law;

(iii) redemption of shares of any Fund that is combined with another Fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction;

(iv) following death or permanent and total disability (as defined in Section 22(e) of the Code) of an individual holding shares for his or her own account and/or as the last survivor of a joint tenancy arrangement (this provision, however, does not cover an individual holding in a fiduciary capacity or as a nominee or agent or a legal entity that is other than an individual or the owners or beneficiaries of any such entity) provided the redemption is requested within one year of the death or initial determination of disability and further provided the death or disability occurs after the purchase of the shares;

(v) up to 10% per year of the value of a Fund account that (a) has a value of at least $10,000 at the start of such year and (b) is subject to an Automatic Withdrawal Plan (See “How to Redeem—Automatic Withdrawal Plan”); and

(vi) redemptions effected pursuant to a Fund’s right to involuntarily redeem a shareholder’s Fund account if the aggregate net asset value of shares held in the account is less than a minimum account size specified in the Retail Prospectuses.

The Distributor may require documentation prior to waiver of the CDSC for any class, including distribution letters, certification by plan administrators, applicable tax forms, death certificates, physicians’ certificates (e.g., with respect to disabilities), etc.

Exempt Transactions; No CDSCs or Payments to Brokers. Investors will not be subject to CDSCs, and brokers and dealers will not receive any commissions or reallowances of initial sales charges or advancements of service and distribution fees, on the transactions described below (which are sometimes referred to as “Exempt Transactions”):

•

A redemption by a holder of Class A or Class C shares where the participating broker or dealer involved in the purchase of such shares waived all payments it normally would receive from the Distributor at the time of purchase (e.g., commissions and/or reallowances of initial sales charges and advancements of service and distribution fees).

•

A redemption by a holder of Class A or Class C shares where, by agreement with the Distributor, the participating broker or dealer involved in the purchase of such shares waived a portion of any payment it normally would receive from the Distributor at the time of purchase (or otherwise agreed to a variation from the normal payment schedule) in connection with such purchase.

•	Transactions described under clause (A) of Note 4 to the tables in the subsection “Initial Sales Charge Alternative—Class A Shares.”

Initial Sales Charge Alternative—Class A Shares. Class A shares are sold at a public offering price equal to their net asset value per share plus a sales charge. As indicated below under “Class A Deferred Sales Charge,” certain investors who purchase $1,000,000 or more of any Fund’s Class A shares (and thus pay no initial sales charge) may be subject to a CDSC of up to 1% if they redeem such shares during the first 18 months after their purchase.

Amount of Purchase	Sales Charge as % of Net Amount Invested	Sales Charge as % of Public Offering Price	Discount or Commission to dealers as a % of Public Offering Price*
$0–$49,999	5.82%	5.50%	4.75%
$50,000–$99,999	4.71%	4.50%	4.00%
$100,000–$249,999	3.63%	3.50%	3.00%
$250,000–$499,999	2.56%	2.50%	2.00%
$500,000–$999,999	2.04%	2.00%	1.75%
$1,000,000 +	0.00%	0.00%	0.00	%(1)

*	From time to time, these discounts and commissions may be increased pursuant to special arrangements between the Distributor and certain participating brokers.

(1)	The Distributor will pay a commission to dealers that sell amounts of $1,000,000 or more of Class A shares according to the following schedule: 1.00% of the first $2,000,000, 0.75% of amounts from $2,000,001 to $5,000,000, and 0.50% of amounts over $5,000,000. The Distributor will then also pay to such dealers a Rule 12b-1 trail fee of 0.25% beginning in the thirteenth month after purchase. These payments are not made in connection with sales to employer-sponsored plans.

Each Fund receives the entire net asset value of its Class A shares purchased by investors (i.e., the gross purchase price minus the applicable sales charge). The Distributor receives the sales charge shown above less any applicable discount or commission “reallowed” to participating brokers in the amounts indicated in the table above. The Distributor may, however, elect to reallow the entire sales charge to participating brokers for all sales with respect to which orders are placed with the Distributor for any particular Fund during a particular period. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of Class A shares of all or selected Funds purchased to each participating broker that obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.

Under the circumstances described below, investors may be entitled to pay reduced sales charges for Class A shares.

These discounts and commissions may be increased pursuant to special arrangements from time to time agreed upon between the Distributor and certain participating brokers.

Right of Accumulation and Combined Purchase Privilege (Breakpoints). A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares (the “Combined Purchase Privilege”) by combining concurrent purchases of the Class A shares of one or more Eligible Funds (as defined below) into a single purchase. In addition, a Qualifying Investor may qualify for a reduced sale charge on Class A shares (the “Right of Accumulation” or “Cumulative Quantity Discount”) by combining the purchase of Class A shares of an Eligible Fund with the current aggregate net asset value of all Class A, B, and C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor. An Eligible Fund is a Fund that offers Class A shares.

The term “Qualifying Investor” refers to:

(i)	an individual, such individual’s spouse, such individual’s children under the age of 21 years, or such individual’s siblings (each a “family member”) (including family trust* accounts established by such a family member)

or

(ii)	a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved

or

(iii)	an employee benefit plan of a single employer.

*For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege or Right of Accumulation, a “family trust” is one in which a family member(s) described in section (i) above is/are a beneficiary/ies and such person(s) and/or another family member is the trustee.

Shares purchased or held through a Plan Investor or any other employer-sponsored benefit program do not count for purposes of determining whether an investor qualifies for a Cumulative Quantity Discount.

Letter of Intent. An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intention to invest not less than $50,000 within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment amount allowable in a Letter of Intent is $1,000,000. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a Single Purchase of the dollar amount indicated in the Letter. At the investor’s option, a Letter of Intent may include purchases of Class A shares of any Eligible Fund made not more than 90 days prior to the date the Letter of Intent is signed; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included and the sales charge on any purchases prior to the Letter of Intent will not be adjusted. In making computations concerning the amount purchased for purpose of a Letter of Intent, any redemptions during the operative period are deducted from the amount invested.

Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Eligible Funds under a single Letter of Intent. For example, if at the time you sign a Letter of Intent to invest at least $100,000 in Class A shares of any Eligible Fund, you and your spouse each purchase Class A shares of the Water Fund worth $30,000 (for a total of $60,000), it will only be necessary to invest a total of $40,000 during the following 13 months in Class A shares of any of the Eligible Funds to qualify for the 3.50% sales charge on the total amount being invested.

A Letter of Intent is not a binding obligation to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge applicable to the shares actually purchased in the event the full intended amount is not purchased. If the full amount indicated is not purchased, a sufficient amount of such escrowed shares will be involuntarily redeemed to pay the additional sales charge applicable to the amount actually purchased, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Eligible Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

If an investor wishes to enter into a Letter of Intent in conjunction with your initial investment in Class A shares of a Fund, the investor should complete the appropriate portion of the account application. A current Class A shareholder desiring to do so may obtain a form of Letter of Intent by contacting the Distributor at 1-800-426-0107 or any broker participating in this program.

Shares purchased or held through a Plan Investor or any other employer-sponsored benefit program do not count for purposes of determining whether an investor has qualified for a reduced sales charge through the use of a Letter of Intent.

Reinstatement Privilege. A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at net asset value without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined. See “How Fund Shares Are Priced” in the Retail Prospectuses. A reinstatement pursuant to this privilege will not cancel the redemption transaction and, consequently, any gain or loss so realized may be recognized for federal tax purposes except that no loss may be recognized to the extent that the proceeds are reinvested in shares of the same Fund within 30 days. The reinstatement privilege may be utilized by a shareholder only once, irrespective of the number of shares redeemed, except that the privilege may be utilized without limit in connection with transactions whose sole purpose is to transfer a shareholder’s interest in a Fund to his Individual Retirement Account or other qualified retirement plan account. An investor may exercise the reinstatement privilege by written request sent to the Distributor or to the investor’s broker.

Sales at Net Asset Value. Each Fund may sell its Class A shares at net asset value without a sales charge to

(i) current or retired officers, trustees, directors or employees of the Trust, the Allianz Funds, the PIMCO Trust, Allianz, Allianz Global Fund Management, Pacific Investment Management Company or the Distributor, other affiliates of Allianz Global Fund Management and funds advised or subadvised by any such affiliates, in any case at the discretion of Allianz Global Fund Management, Pacific Investment Management Company or the Distributor; a parent, brother or sister of any such officer, trustee, director or employee or a spouse or child of any of the foregoing persons, or any trust, profit-sharing or pension plan for the benefit of any such person and to any other person if the Distributor anticipates that there will be minimal sales expenses associated with the sale;

(ii) current registered representatives and other full-time employees of participating brokers or such persons’ spouses or for trust or custodial accounts for their minor children;

(iii) trustees or other fiduciaries purchasing shares for certain plans sponsored by employers, professional organizations or associations or charitable organizations, the trustee, administrator, recordkeeper, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor, Allianz Global Fund Management or Pacific Investment Management Company with respect to such purchases (including provisions related to minimum levels of investment in a Trust), and to participants in such plans and their spouses purchasing for their account(s) or IRAs;

(iv) participants investing through accounts known as “wrap accounts” established with brokers or dealers approved by the Distributor where such brokers or dealers are paid a single, inclusive fee for brokerage and investment management services;

(v) client accounts of broker-dealers or registered investment advisers affiliated with such broker-dealers with which the Distributor, Allianz Global Fund Management or Pacific Investment Management Company has an agreement for the use of a Fund in particular investment products or programs or in particular situations;

(vi) accounts for which the company that serves as trustee or custodian either (a) is affiliated with Allianz Global Fund Management or Pacific Investment Management Company or (b) has a specific agreement to that effect with the Distributor; and

(vii) investors who purchase shares in “Exempt Transactions,” as described under “Exempt Transactions; No CDSCs or Payments to Brokers” above.

The Distributor will only pay service fees and will not pay any initial commission or other fees to dealers upon the sale of Class A shares to the purchasers described in sub-paragraphs (i) through (vii) above except that the Distributor will pay initial commissions to any dealer for sales to purchasers described under sub-paragraph (iii) above provided such dealer has a written agreement with the Distributor specifically providing for the payment of such initial commissions.

Notification of Distributor. In many cases, neither the Trusts, the Distributor nor the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase. An investor or participating broker must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount, including such information as is necessary to obtain any applicable “combined treatment” of an investor’s holdings in multiple accounts. Upon such notification, the investor will receive the lowest applicable sales charge. For investors investing in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper quantity discount or reduced sales charge. The quantity discounts and commission schedules described above may be modified or terminated at any time.

Class A Deferred Sales Charge. For purchases of Class A shares of all Funds, investors who purchase $1,000,000 or more of Class A shares (and, thus, purchase such shares without any initial sales charge) may be subject to a 1% CDSC if such shares are redeemed within 18 months of their purchase. The CDSCs described in this paragraph are sometimes referred to as the “Class A CDSC.” The Class A CDSC does not apply to investors purchasing any Fund’s Class A shares if such investors are otherwise eligible to purchase Class A shares without any sales charge because they are described under “Sales at Net Asset Value” above.

For purchases subject to the Class A CDSC, a CDSC will apply for any redemption of such Class A shares that occurs within 18 months of their purchase. No CDSC will be imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of Class A shares that will incur the lowest CDSC. Any CDSC imposed on a redemption of Class A shares is paid to the Distributor. The manner of calculating the CDSC on Class A shares is described below under “Calculation of CDSC on Shares Purchased After December 31, 2001.”

The Class A CDSC is currently waived in connection with certain redemptions as described above under “Alternative Purchase Arrangements—Waiver of Contingent Deferred Sales Charges.” For more information about the Class A CDSC, call the Distributor at 1-800-426-0107.

For Class A shares outstanding for 18 months or more, the Distributor may also pay participating brokers annual servicing fees of 0.25% of the net asset value of such shares.

Deferred Sales Charge Alternative—Class B Shares. Class B shares are sold at their current net asset value without any initial sales charge. The full amount of an investor’s purchase payment will be invested in shares of the Fund(s) selected.

Calculation of CDSC on Shares Purchased After December 31, 2001. A CDSC may be imposed on Class A, Class B or Class C shares under certain circumstances. A CDSC is imposed on shares redeemed within a certain number of years after their purchase. When shares are redeemed, any shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either the shareholder’s original per-share purchase price or the then current net asset value of the shares being sold, whichever is lower. CDSCs will be deducted from the proceeds of the shareholder’s redemption, not from the amounts remaining in the shareholder’s account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares that will incur the lowest CDSC. The method of calculating the CDSC is different from that described below for purchases of shares on or before December 31, 2001, under “Calculation of CDSC on Shares Purchased On or Before December 31, 2001.” Class B shares are not available for purchase by employer sponsored retirement plans.

Whether a CDSC is imposed and the amount of the CDSC will depend on the number of years since the investor purchased the shares being redeemed.

Class B shares are subject to higher distribution fees than Class A shares for a fixed period after their purchase, after which they automatically convert to Class A shares and are no longer subject to such higher distribution fees. Class B shares automatically convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004).

For sales of Class B shares made and services rendered to Class B shareholders, the Distributor intends to make payments to participating brokers, at the time a shareholder purchases Class B shares, of 4.00% of the purchase amount for each of the Funds. For Class B shares outstanding for one year or more, the Distributor may also pay participating brokers annual servicing fees of 0.25% of the net asset value of such shares. Financial intermediaries that receive distribution and/or servicing fees may in turn pay and/or reimburse all or a portion of those fees to their customers. During such periods as may from time to time be designated by the Distributor, the Distributor will pay selected participating brokers an additional amount of up to 0.50% of the purchase price on sales of Class B shares of all or selected Funds purchased to each participating broker that obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

The Class B CDSC is currently waived in connection with certain redemptions as described above under “Alternative Purchase Arrangements—Waiver of Contingent Deferred Sales Charges.” For more information about the Class B CDSC, call the Distributor at 1-800-426-0107.

Calculation of CDSC on Shares Purchased On or Before December 31, 2001. The manner of calculating the CDSC on Class B and Class C shares (and where applicable, Class A shares) purchased before December 31, 2001 differs from that described above under “Calculation of CDSC on Shares Purchased After December 31, 2001.” A CDSC will be imposed on Class B shares if an investor redeems an amount that causes the current value of the investor’s account for a Fund to fall below the total dollar amount of purchase payments subject to the CDSC, except that no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. It is assumed that the shareholder will redeem first the lot of shares that will incur the lowest CDSC. In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all Class B shares in the shareholder’s account for the particular Fund are aggregated, and the current value of all such shares is aggregated. Any CDSC imposed on a redemption of Class B shares is paid to the Distributor.

For investors investing in Class B shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.

Except as otherwise disclosed herein or in the Retail Prospectuses, Class B shares that are received in an exchange will be subject to a CDSC to the same extent as the shares exchanged. In addition, Class B shares that are received in an exchange will convert into Class A shares at the same time as the original shares would have converted into Class A shares. For example, Class B shares of the Trust purchased on or after October 1, 2004, will convert into Class A shares after the fifth year. Class C shares received in exchange for Class C shares with a different CDSC period will have the same CDSC period as the shares exchanged. Furthermore, shares that are received in an exchange will be subject to the same CDSC calculation as the shares exchanged. In other words, shares received in exchange for shares purchased after December 31, 2001 will be subject to the same manner of CDSC calculation as the shares exchanged.

Conversion of Class B Shares Purchased Through Reinvestment of Distributions. For purposes of determining the date on which Class B shares convert into Class A shares, a Class B share purchased through the reinvestment of dividends or capital gains distributions (a “Distributed Share”) will be considered to have been purchased on the purchase date (or deemed purchase date) of the Class B share through which such Distributed Share was issued.

Asset-Based Sales Charge Alternative—Class C Shares. Class C shares are sold at their current net asset value without any initial sales charge. A CDSC is imposed if an investor redeems Class C shares within a certain time period after their purchase. When shares are redeemed, any shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either the shareholder’s original per-share purchase price or the then current net asset value of the shares being sold, whichever is lower. CDSCs will be deducted from the proceeds of the shareholder’s redemption, not from the amounts remaining in the shareholder’s account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares that will incur the lowest CDSC. All of an investor’s purchase payments are invested in shares of the Fund(s) selected.

Whether a CDSC is imposed and the amount of the CDSC will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed.

Any CDSC imposed on a redemption of Class C shares is paid to the Distributor. For investors investing in Class C shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed. Unlike Class B shares, Class C shares do not automatically convert to any other class of shares of the Funds.

The manner of calculating the CDSC on Class C shares is the same as that of Class B shares purchased after December 31, 2001, as described above under “Calculation of CDSC on Shares Purchased After December 31, 2001.” Except as described below, for sales of Class C shares made and services rendered to Class C shareholders, the Distributor expects to make payments to participating brokers, at the time the shareholder purchases Class C shares, of 1.00% (representing 0.75% distribution fees and 0.25% servicing fees) of the purchase amount for all Funds. For sales of Class C shares made to participants making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases, no payments are made at the time of purchase. For Class C shares, the Distributor expects to make annual payments to participating brokers at the rate of 1.00% for all Funds. This change will not impact the Rule 12b-1 fees or other fees or expenses paid by shareholders. Financial intermediaries that receive distribution and/or service fees may in turn pay and/or reimburse all or a portion of these fees to their customers. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of Class C shares of all or selected Funds purchased to each participating broker that obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

The Class C CDSC is currently waived in connection with certain redemptions as described above under “Alternative Purchase Arrangements—Waiver of Contingent Deferred Sales Charges.” For more information about the Class C CDSC, contact the Distributor at 1-800-426-0107.

No Sales Charge Alternative—Class R Shares. Class R shares are sold at their current net asset value without any initial sales charge. The full amount of the investor’s purchase payment will be invested in shares of the Fund(s). Class R shares are not subject to a CDSC upon redemption by an investor. For sales of Class R shares made and services rendered to Class R shareholders, the Distributor expects to make payments to participating brokers and, with respect to servicing fees, other financial intermediaries (which may include specified benefit plans, their service providers and their sponsors), at the time the shareholder purchases Class R shares, of up to 0.50% (representing up to 0.25% distribution fees and up to 0.25% servicing fees) of the purchase.

Information For All Share Classes. Brokers and other financial intermediaries provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge transaction fees and/or other additional amounts to their clients for such services, which charges would reduce clients’ return. Firms also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Trusts’ Transfer Agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their broker. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.

Exchange Privilege

Except with respect to exchanges for shares of Funds for which sales may be suspended to new investors or as provided in the Retail Prospectuses or in this Statement of Additional Information, a shareholder may exchange Class A, Class B, Class C and Class R shares of any Fund for the same Class of shares of any other Fund in an account with identical registration on the basis of their respective net asset values. For Class R shares, specified benefit plans may also limit exchanges to Funds offered as investment options in the plan and exchanges may only be made through the plan administrator. Shares of one Class of a Fund may also be exchanged directly for shares of another Class of the same Fund, as described (and subject to the conditions and restrictions set forth) under “Distribution of Trust Shares—Purchases, Exchanges and Redemptions” in this Statement of Additional Information. There are currently no other exchange fees or charges. Exchanges are subject to any minimum initial purchase requirements for each share class of each Fund, except with respect to exchanges effected through the Trusts’ Auto-Exchange plan. An exchange will constitute a taxable sale for federal income tax purposes.

Investors who maintain their account with the Distributor may exchange shares by a written exchange request sent to Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050 or, unless the investor has specifically declined telephone exchange privileges on the account application or elected in writing not to utilize telephone exchanges, by a telephone request to the Distributor at 1-800-426-0107. Each Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. Each Trust will require a form of personal identification prior to acting on a caller’s telephone instructions, will provide written confirmations of such transactions and will record telephone instructions. Exchange forms are available from the Distributor at 1-800-426-0107 and may be used if there will be no change in the registered name or address of the shareholder. Changes in registration information or account privileges may be made in writing to the Transfer Agent, Boston Financial Data Services, Inc., at Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050 or by use of forms that are available from the Distributor. A signature guarantee is required. See “How to Buy Shares—Signature Guarantee.” Telephone exchanges for all Funds may be made between 9:00 a.m., Eastern time and the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on any day the Exchange is open (generally weekdays other than normal holidays).

The Trusts reserve the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of an Adviser or a Fund’s Sub-Adviser, such transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by an Adviser to be detrimental to a Trust or a particular Fund. Although the Trusts have no current intention of terminating or modifying the exchange privilege, each reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, each Trust will give 60 days’ advance notice to shareholders of any termination or material modification of the exchange privilege. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, it is more difficult for the Funds to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the applicable Fund’s underlying beneficial owners. For further information about exchange privileges, contact your participating broker or call the Distributor at 1-800-426-0107.

With respect to Class B and Class C shares, or Class A shares subject to a CDSC, if less than all of an investment is exchanged out of a Fund, any portion of the investment exchanged will be from the lot of shares that would incur the lowest CDSC if such shares were being redeemed rather than exchanged.

Except as otherwise disclosed in the Retail Prospectuses, shares that are received in an exchange will be subject to the same CDSC as the shares exchanged. For example, Class C shares that have a twelve-month CDSC period received in exchange for Class C shares that have an eighteen-month CDSC period will have the same CDSC period as the shares exchanged (in this case, eighteen months). Note, however, effective January 1, 2010, any Class C shares owned on that date or purchased thereafter will only be subject to a CDSC if redeemed during the first twelve months.

Shareholders should take into account the effect of any exchange on the applicability of any CDSC that may be imposed upon any subsequent redemption.

Investors may also select the Allianz Funds and PIMCO Funds Auto-Exchange plan, which establishes automatic periodic exchanges. For further information on automatic exchanges see “How to Buy Shares—Allianz Funds and PIMCO Funds Auto-Exchange” above.

How to Redeem

Redemptions of Class A, Class B, Class C or Class R Shares. Class A, Class B, Class C or Class R shares may be redeemed through a participating broker, by telephone, by submitting a written redemption request directly to the Transfer Agent (for non-broker accounts) or through an Automatic Withdrawal Plan or Allianz Funds and PIMCO Funds Fund Link, if available. Class R shares may be redeemed only through the plan administrator, and not directly by the plan participant.

A CDSC may apply to a redemption of Class A, Class B or Class C shares. See “Alternative Purchase Arrangements” above. Shares are redeemed at their net asset value next determined after a redemption request has been received as described below, less any applicable CDSC. There is no charge by the Distributor (other than an applicable CDSC) with respect to a redemption; however, a participating broker who processes a redemption for an investor may charge customary commissions for its services (which may vary). Dealers and other financial services firms are obligated to transmit orders promptly. Requests for redemption received by dealers or other firms prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a regular business day and received by the Distributor prior to the close of the Distributor’s business day will be confirmed at the net asset value effective at the closing of the Exchange on that day, less any applicable CDSC.

Other than an applicable CDSC, a shareholder will not pay any special fees or charges to a Trust or the Distributor when the shareholder sells his or her shares. However, if a shareholder sells his or her shares through a broker, dealer or other financial intermediary, that firm may charge the shareholder a commission or other fee for processing the shareholder’s redemption request.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency that makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trusts may suspend redemptions or postpone payments for more than seven days, as permitted by law.

Direct Redemption. A shareholder’s original account application permits the shareholder to redeem by written request and by telephone (unless the shareholder specifically elects not to utilize telephone redemptions) and to elect one or more of the additional redemption procedures described below. A shareholder may change the instructions indicated on his original account application, or may request additional redemption options, only by transmitting a written direction to the Transfer Agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.

Redemption proceeds will normally be mailed to the redeeming shareholder within seven days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.

Written Requests. To redeem shares in writing (whether or not represented by certificates), a shareholder must send the following items to the Transfer Agent, Boston Financial Data Services, Inc., at Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050:

(1)	a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2)	for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “How to Buy Shares—Signature Guarantee”;

(3)	any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and

(4)	any additional documents that may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record.

Transfers of shares are subject to the same requirements. A signature guarantee is not required for a redemption requested by and payable to all shareholders of record for the account that is to be sent to the address of record for that account. To avoid delay in redemption or transfer, shareholders having any questions about these requirements should contact the Transfer Agent in writing or call the Distributor at 1-800-426-0107 before submitting a request. Redemption or transfer requests will not be honored until all required documents have been completed by the shareholder and received by the Transfer Agent. This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator.

If the proceeds of the redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described above, except that the Distributor may waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified specified benefit plan, the administrator for which has an agreement with the Distributor.

Telephone Redemptions. Each Trust accepts telephone requests for redemption of uncertificated shares, except for investors who have specifically declined telephone redemption privileges on the account application or elected in writing not to utilize telephone redemptions. The proceeds of a telephone redemption will be sent to the record shareholder at his record address. Changes in account information must be made in a written authorization with a signature guarantee. See “How to Buy Shares—Signature Guarantee.” Telephone redemptions will not be accepted during the 30-day period following any change in an account’s record address. This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator.

By completing an account application, an investor agrees that the Trust, the Distributor and the Transfer Agent shall not be liable for any loss incurred by the investor by reason of the Trust accepting unauthorized telephone redemption requests for his account if the Trust reasonably believes the instructions to be genuine. Thus, shareholders risk possible losses in the event of a telephone redemption not authorized by them. Each Trust may accept telephone redemption instructions from any person identifying himself as the owner of an account or the owner’s broker where the owner has not declined in writing to utilize this service. Each Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. Each Trust will require a form of personal identification prior to acting on a caller’s telephone instructions, will provide written confirmations of such transactions and will record telephone instructions.

A shareholder making a telephone redemption should call the Distributor at 1-800-426-0107 and state (i) the name of the shareholder as it appears on the Transfer Agent’s records, (ii) his account number with the Trust, (iii) the amount to be withdrawn and (iv) the name of the person requesting the redemption. Usually the proceeds are sent to the investor on the next Trust business day after the redemption is effected, provided the redemption request is received prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange that day. If the redemption request is received after the close of the New York Stock Exchange, the redemption is effected on the following Trust business day at that day’s net asset value and the proceeds are usually sent to the investor on the second following Trust business day. Each Trust reserves the right to terminate or modify the telephone redemption service at any time. During times of severe disruptions in the securities markets, the volume of calls may make it difficult to redeem by telephone, in which case a shareholder may wish to send a written request for redemption as described under “Written Requests” above. Telephone communications may be recorded by the Distributor or the Transfer Agent.

Fund Link Redemptions. If a shareholder has established Fund Link, the shareholder may redeem shares by telephone and have the redemption proceeds sent to a designated account at a financial institution. Fund Link is normally established within 45 days of receipt of a Fund Link application by the Transfer Agent. To use Fund Link for redemptions, call the Distributor at 1-800-426-0107. Subject to the limitations set forth above under “Telephone Redemptions,” the Distributor, a Trust and the Transfer Agent may rely on instructions by any registered owner believed to be genuine and will not be responsible to any shareholder for any loss, damage or expense arising out of such instructions. Requests received by the Transfer Agent prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a business day will be processed at the net asset value on that day and the proceeds (less any CDSC) will normally be sent to the designated bank account on the following business day and received by the bank on the second or third business day. If the redemption request is received after the close of regular trading on the

New York Stock Exchange, the redemption is effected on the following business day. Shares purchased by check may not be redeemed through Fund Link until such shares have been owned (i.e., paid for) for at least 15 days. Fund Link may not be used to redeem shares held in certificated form.

Changes in bank account information must be made by completing a new Fund Link application, signed by all owners of record of the account, with all signatures guaranteed. See “How to Buy Shares—Signature Guarantee.” See “How to Buy Shares—Allianz Funds and PIMCO Funds Fund Link” for information on establishing the Fund Link privilege. Any of the Trusts may terminate the Fund Link program at any time without notice to its shareholders. This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator. Fund Link may not be available to all Funds and/or share classes at the option of the Distributor.

Redemptions. A shareholder may redeem shares by telephone automatically by calling 1-800-223-2413 and the Fund will send the proceeds directly to the shareholder’s Fund bank account. Please refer to “How to Redeem” for details. Plan participants must process their transactions through their plan administrator.

Expedited Wire Transfer Redemptions. If a shareholder has given authorization for expedited wire redemption, shares can be redeemed and the proceeds sent by federal wire transfer to a single previously designated bank account. Requests received by a Trust prior to the close of the New York Stock Exchange will result in shares being redeemed that day at the next determined net asset value (less any CDSC, if applicable). Normally the proceeds will be sent to the designated bank account the following business day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the Trust for up to seven days if the Distributor deems it appropriate under then current market and other conditions. Once authorization is on file with a Trust, such Trust will honor requests by any person identifying himself as the owner of an account or the owner’s broker by telephone at 1-800-426-0107 or by written instructions. A Trust cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder’s bank. None of the Trusts currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder’s bank. The minimum amount that may be wired is $2,500. Each Trust reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until such shares have been owned (i.e., paid for) for at least 15 days. Expedited wire transfer redemptions may be authorized by completing a form available from the Distributor. Wire redemptions may not be used to redeem shares in certificated form. To change the name of the single bank account designated to receive wire redemption proceeds, it is necessary to send a written request with signatures guaranteed to Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050. See “How to Buy Shares—Signature Guarantee.” This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator.

Certificated Shares. The Trust currently does not, and has no intention to, issue share certificates. If it does so in the future, to redeem shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under “How to Buy Shares—Signature Guarantee,” above. Further documentation may be requested from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians (“institutional account owners”). The redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Automatic Withdrawal Plan. An investor who owns or buys shares of a Fund having a net asset value of $10,000 or more may open an Automatic Withdrawal Plan and have a designated sum of money paid monthly (or quarterly) to the investor or another person. Such a plan may be established by completing the appropriate section of the account application or by obtaining an Automatic Withdrawal Plan application from the Distributor or your broker. If an Automatic Withdrawal Plan is set up after the account is established providing for payment to a person other than the record shareholder or to an address other than the address of record, a signature guarantee is required. See “How to Buy Shares—Signature Guarantee.” In the case of Uniform Gifts to Minors or Uniform Transfers to Minors accounts, the application must state that the proceeds will be for the beneficial interest of the minor. Class A, Class B and Class C shares of any Fund are deposited in a plan account and all distributions are reinvested in additional shares of the particular class of the Fund at net asset value. Shares in a plan account are then redeemed at net asset value (less any applicable CDSC) to make each withdrawal payment. Any applicable CDSC may be waived for certain redemptions under an Automatic Withdrawal Plan. See “Alternative Purchase Arrangements—Waiver of Contingent Deferred Sales Charges.”

Redemptions for the purpose of withdrawals are ordinarily made on the business day selected by the investor at that day’s closing net asset value. Checks are normally mailed on the following business day. If the date selected by the investor falls on a weekend or holiday, the Transfer Agent will normally process the redemption on the preceding business day. Payment will be made to any person the investor designates; however, if the shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to the designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with an Automatic Withdrawal Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous to the investor because of the CDSC that may become payable on such withdrawals in the case of Class A, Class B or Class C shares and because of the initial sales charge in the case of Class A shares. For this reason, the minimum investment accepted for a Fund while an Automatic Withdrawal Plan is in effect for that Fund is $1,000, and an investor may not maintain a plan for the accumulation of shares of the Fund (other than through reinvestment of distributions) and an Automatic Withdrawal Plan at the same time. The Trusts or the Distributor may terminate or change the terms of the Automatic Withdrawal Plan at any time.

Because the Automatic Withdrawal Plan may involve invasion of capital, investors should consider carefully with their own financial advisors whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Trusts and the Distributor make no recommendations or representations in this regard.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted, on behalf of the Funds, policies and procedures relating to disclosure of a Fund’s portfolio securities. These policies and procedures are designed to protect the confidentiality of each Fund’s portfolio holdings information and to prevent the selective disclosure of such information. These policies and procedures may be modified at any time with the approval of the Board of Trustees.

Each Fund may disclose portfolio holdings information as required by applicable law or as requested by governmental authorities. In addition, Allianz Global Fund Management will post portfolio holdings information on its website at www.allianzinvestors.com. This website will contain each Fund’s complete schedule of portfolio holdings as of the last day of the most recent month end. Allianz Global Fund Management will post this information on the website approximately thirty days after a month’s end, and such information will remain accessible on the website until the Funds file a Form N-Q or Form N-CSR on the SEC’s EDGAR website for the period that includes the date of the information. For each portfolio security (not including cash positions), the posted information will include such information about each holding as may be determined by the Manager from time to time. If a Fund’s portfolio holdings information is disclosed to the public (either through a filing on the SEC’s EDGAR website or otherwise) before the disclosure of that information on the Manager’s website, the Fund may post such information on the Manager’s website.

Portfolio holdings of each Fund will also be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year ending November 30 will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the fiscal quarter ending February 28 will be filed on Form N-Q; (iii) portfolio holdings as of the end of the six-month period ending May 31 will be filed as part of the semi-annual report filed on Form N-CSR; and (iv) portfolio holdings as of the end of the fiscal quarter ending August 31 will be filed on Form N-Q. The Trust’s Form N-CSRs and Form N-Qs will be available on the SEC’s website at www.sec.gov.

Disclosure of a Fund’s portfolio holdings information that is not publicly available (“Confidential Portfolio Information”) may be made to the Manager or Sub-Adviser (together, the “Investment Managers”) or to the Fund’s principal underwriter or Allianz Global Investors of America L.P. and its subsidiaries who provide services to the Funds. In addition, to the extent permitted under applicable law, each Investment Manager may distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to the relevant Fund’s service providers (such as custodial services, pricing services, proxy voting services, accounting and auditing services and research and trading services) that require access to such information in order to fulfill their contractual duties with respect to the Fund (“Service Providers”) and to facilitate the review of a Fund by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”); provided that such disclosure is limited to the information that the Investment Managers believe is reasonably necessary in connection with the services to be provided. Except to the extent permitted under the Funds’ portfolio holdings disclosure policies and procedures, Confidential Portfolio Information may not be disseminated for compensation or other consideration.

Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, the Investment Manager’s Chief Compliance Officer (or persons designated by the Investment Manager’s Chief Compliance Officer) must determine that, under the circumstances, disclosure is in or not opposed to the best interests of the relevant Fund’s shareholders. Furthermore, the recipient of Confidential Portfolio Information by a Service Provider or Rating Agency must be subject to a written confidentiality agreement or other duty of confidentiality that prohibits any trading upon the Confidential Portfolio Information.

The Funds have ongoing arrangements to make Confidential Portfolio Information available to the following Service Providers or Rating Agencies:

Name of Vendor	Type of Service	Frequency	Lag Time
Bank of New York	Back-office Outsourcing Service Provider (Middle-Office)	daily	n/a
Bloomberg	Trade system and compliance monitoring	daily	n/a
Compliance Tools	COMPASS Examiner-software used to monitor employee trading	varied	n/a
FactSet	Provider of financial information and analytical applications	daily	n/a
Glass, Lewis & Co.	Proxy voting service	daily	n/a
IDS GmbH	Analysis and reporting services	daily	n/a
Institutional Shareholder Services (ISS)	Proxy voting service	daily	n/a
ITG Solutions Network (Plexus)	Trade execution analysis	daily	n/a
Latent Zero	Trade order management provider	varied	n/a
PricewaterhouseCoopers LLP	Independent Registered Public Accounting Firm	varied	n/a
Ropes & Gray LLP	Legal counsel	varied	n/a
Securities Class Action Services	Class action services	monthly	2 weeks
Simpson Thacher & Bartlett LLP	Legal counsel	varied	n/a
SS&C Technologies	Portfolio accounting service provider	daily	n/a
State Street Bank and Trust Co.	Custodial services / fund accounting	daily	n/a

Exceptions to these procedures may only be made if the Trust’s Chief Executive Officer and Chief Compliance Officer determine that, under the circumstances, such exceptions are in or not opposed to the best interests of the Funds and if the recipients are subject to a confidentiality agreement or other duty of confidentiality that prohibits any trading upon the Confidential Portfolio Information. All exceptions must be reported to the Board of Trustees at its next regularly scheduled meeting.

In addition, certain Sub-Advisers may provide investment recommendations to the managers or sponsors of managed or “wrap” accounts (collectively, a “non-discretionary accounts”), usually in the form of a “model” portfolio. To the extent a nondiscretionary account employs investment strategies that are substantially similar or identical to those employed by a Fund, the Sub-Adviser’s portfolio recommendations to the non-discretionary account may result in portfolio holdings that are substantially similar and, in certain cases, nearly identical, to those of the Fund. As a result, any persons with access to portfolio holdings information regarding such a non-discretionary account may indirectly acquire information about the portfolio holdings of, or transactions by, the Fund with similar or identical portfolio holdings.

The Investment Managers shall have primary responsibility for ensuring that a Fund’s portfolio holdings information is only disclosed in accordance with the policies described above. As part of this responsibility, the Investment Managers must maintain such internal informational barriers as they believe are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information.

Other registered investment companies that are advised or sub-advised by the Manager or the Sub-Adviser may be subject to different portfolio holdings disclosure policies, and neither the Manager nor the Board of Trustees of the Trust exercises control over such policies or disclosure. In addition, separate account clients of the Manager and the Sub-Adviser have access to their portfolio holdings and are not subject to the Funds’ portfolio holdings disclosure policies. Some of the registered investment companies that are advised or sub-advised by the Manager or Sub-Adviser and some of the separate accounts managed by the Manager or Sub-Adviser have investment objectives and strategies that are substantially similar or identical to the Funds’, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as certain Funds.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Trust and for the other investment management clients of the Manager and Sub-Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Some securities considered for investment by the Funds may also be appropriate for other clients served by the Manager or Sub-Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Manager or Sub-

Adviser. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of a Fund in determining whether the allocation of an investment is suitable. As a result, larger funds may become more concentrated in more liquid securities than smaller funds or private accounts of the Manager or Sub-Adviser pursuing a small capitalization investment strategy, which could adversely affect performance. The Manager or Sub-Adviser may aggregate orders for the Funds with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security and the transactions are therefore aggregated, in which event each day’s aggregated transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner that, in the Manager’s or Sub-Adviser’s opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including the Funds.

In addition, as noted above under “Disclosure of Portfolio Holdings,” a Sub-Adviser may provide investment recommendations to the managers or sponsors of non-discretionary accounts, and the Sub-Adviser’s portfolio recommendations to such a non-discretionary account may result in portfolio holdings that are substantially similar and, in certain cases, nearly identical, to those of a Fund. In an effort to provide fair and equitable treatment in the execution of trades and to ensure that a Fund and a similar non-discretionary account normally will not have competing trades outstanding, the Sub-Adviser may implement rotation procedures for alternating between executing trades for the Fund (and other similarly managed funds and accounts) and notifying the manager/sponsor of the non-discretionary account of changes in the Sub-Adviser’s portfolio recommendations (other than in connection with transactions resulting from account rebalancing or account cash flows).

Brokerage and Research Services

There is generally no stated commission in the case of fixed-income securities and other securities traded on a principal basis in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

Each Sub-Adviser places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for a Fund through a substantial number of brokers and dealers. In so doing, the Sub-Adviser uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Sub-Adviser, having in mind the Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions. Because the Allianz Global Investors Solutions Funds invest largely in Institutional Class (or a comparable class) shares of Underlying Funds, they generally do not pay brokerage commissions and related costs on such investments, but do indirectly bear a proportionate share of these costs incurred by the Underlying Funds in which they invest.

Because certain of the Funds are newly formed, such Funds did not pay any amount in brokerage commissions during the periods noted:

Fund	Year Ended 11/30/08	Year Ended 11/30/07		Year Ended 11/30/06
Allianz NACM Global Equity 130/30 Fund	$9,896	$	N/A	$	N/A
Allianz NACM International Growth Fund	20,620		N/A		N/A
Allianz NFJ Global Dividend Value Fund	N/A		N/A		N/A
Allianz RCM All Horizons Fund	4,545		N/A		N/A
Allianz RCM Disciplined Equity Fund	2,300		N/A		N/A
Allianz RCM Global EcoTrendsSM Fund	265,068		N/A		N/A
Allianz RCM Global Water Fund	89,072		N/A		N/A
Allianz RCM International Opportunities Fund	2,641		N/A		N/A
Total	$394,142	$	N/A	$	N/A

(1)	The NACM Predecessor Fund paid brokerage commissions of: (a) $609,148 for the fiscal year ended March 31, 2006, (b) $479,931 for the fiscal year ended March 31, 2007 and (c) $142,792 for the fiscal year ended March 31, 2008.

(2)	The RCM Predecessor Fund paid brokerage commissions of $2,021,412 for the period from its commencement of operations on January 31, 2007 to the end of its initial fiscal year on November 30, 2007.

The Sub-Adviser places orders for the purchase and sale of portfolio investments for a Fund’s accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Funds, the Sub-Adviser will seek the best price and execution of the Funds’ orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Funds may use a broker-dealer that sells Fund shares to effect transactions for the Funds’ portfolios, the Funds, the Manager and the Sub-Adviser will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “services”) from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Sub-Adviser receives services from many broker-dealers with which the Sub-Adviser places the Funds’ portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The management fees paid by the Funds are not reduced because the Sub-Adviser receives such services even though the receipt of such services relieves the Sub-Adviser from expenses they might otherwise bear. Research and brokerage services provided by broker-dealers chosen by the Sub-Adviser to place the Funds portfolio transactions may be useful to the Sub-Adviser in providing services to other Sub-Adviser clients, although not all of these services may be necessarily useful and of value to the Sub-Adviser in managing the Funds. Conversely, research and brokerage services provided to the Sub-Adviser by broker-dealers in connection with trades executed on behalf of other clients of the Sub-Adviser may be useful to the Sub-Adviser in managing the Funds, although not all of these services may be necessarily useful and of value to the Sub-Adviser in managing such other clients.

In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the SEC’s interpretive guidance thereunder, the Sub-Adviser may cause a Fund to pay a broker-dealer that provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the Sub-Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Manager’s overall responsibilities to the advisory accounts for which the Sub-Adviser exercises investment discretion.

Absent an exemption from the SEC or other regulatory relief, the Funds are generally precluded from effecting certain principal transactions with brokers that are deemed to be affiliated persons of the Funds, the Manager or the Sub-Adviser. The Funds’ ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. These restrictions could limit the Funds’ ability to engage in securities transactions and take advantage of market opportunities. The Sub-Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Manager or Sub-Adviser where, in the judgment of the Sub-Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Manager or Sub-Adviser may receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by a Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable SEC rules, the Board of Trustees has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

The Funds did not pay any amount in brokerage commissions to affiliated brokers during the fiscal years ended November 30, 2008, November 30, 2007 and November 30, 2006. Because the status of brokers as “affiliated brokers” depends on factors such as potential affiliations between the Manager and its affiliates (e.g., Allianz SE) and such brokers and their affiliates, which may change over time, a broker that is considered an affiliated broker during some time periods may not be considered affiliated during other time periods. The Global Dividend Value Fund recently commenced operations and did not pay any amount in brokerage commissions to affiliated brokers as of the end of the most recent fiscal year.

Regular Broker-Dealers

The table below contains the aggregate value of securities of the Trust’s regular broker-dealers* or their parent companies held by each Fund, if any, at the end of fiscal year 2008 (November 30, 2008) (those Funds that have only recently commenced operations and did not hold any securities of the Trust’s regular broker-dealers during this period are not included).

Fund	Regular Broker-Dealer	Aggregate Value of Securities of Regular Broker-Dealer Held by Fund
Allianz NACM Global Equity 130/30 Fund	State Street Corp.	$121,000
	Bank of America Corp.	47,125
Allianz NACM International Growth Fund	N/A	N/A
Allianz NFJ Global Dividend Value Fund	N/A	N/A
Allianz RCM All Horizons Fund	State Street Corp.	202,000
	JP Morgan Chase & Co.	35,649
Allianz RCM Disciplined Equity Fund	JP Morgan Chase & Co.	46,244
	Bank of America Corp.	39,812
	The Goldman Sachs Group, Inc.	35,151
Allianz RCM Global EcoTrendsSM Fund	State Street Corp.	10,339,000
Allianz RCM Global Water Fund	N/A	N/A
Allianz RCM International Opportunities Fund	N/A	N/A
Allianz Global Investors Solutions Retirement Income Fund		N/A
Allianz Global Investors Solutions Core Allocation Fund		N/A
Allianz Global Investors Solutions Growth Allocation Fund		N/A
Allianz Global Investors Solutions 2015 Fund		N/A
Allianz Global Investors Solutions 2020 Fund		N/A
Allianz Global Investors Solutions 2030 Fund		N/A
Allianz Global Investors Solutions 2040 Fund		N/A
Allianz Global Investors Solutions 2050 Fund		N/A
Total		$10,865,981

*	“Regular Broker-Dealers” are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company’s portfolio transactions during the company’s most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company’s most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company’s most recent fiscal year.

Portfolio Turnover

A change in the securities held by a Fund is known as “portfolio turnover.” The Sub-Adviser manages the Funds without regard generally to restrictions on portfolio turnover. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses), and may adversely impact a Fund’s after-tax returns. See “Taxation.”

The portfolio turnover rate of a Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year.

The Allianz Global Investors Solutions Funds indirectly bear the expenses associated with the portfolio turnover of the Underlying Funds, which may have higher portfolio turnover rates than those Funds.

Portfolio turnover rates for each Fund for which financial highlights are available are provided under “Financial Highlights” in the applicable Prospectus.

NET ASSET VALUE

As described in the Prospectuses under the heading “How Fund Shares are Priced,” the net asset value per share (“NAV”) of a Fund’s shares of a particular class is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. The Prospectuses further note that Fund shares are valued on each day that the New York Stock Exchange is open (a “Business Day”), and describe the time (the “Valuation Time”) as of which Fund shares are valued each Business Day. The Trust expects that the holidays upon which the New York Stock Exchange will be closed are as follows: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Each Fund’s liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class’s distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class’s proportionate interest in the Fund’s assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class’s NAV. Under certain circumstances, NAV of classes of shares of the Funds with higher service and/or distribution fees may be lower than NAV of the classes of shares with lower or no service and/or distribution fees as a result of the relative daily expense accruals that result from paying different service and/or distribution fees. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund’s classes. In accordance with regulations governing registered investment companies, a Fund’s transactions in portfolio securities and purchases and sales of Fund shares (which bear upon the number of Fund shares outstanding) are generally not reflected in NAV determined for the Business Day on which the transactions are effected (the trade date), but rather on the following Business Day.

The Board of Trustees of the Trust has delegated primary responsibility for determining or causing to be determined the value of the Funds portfolio securities and other assets (including any fair value pricing) and NAV of the Funds shares to Allianz Global Fund Management, in its capacity as Manager, pursuant to valuation policies and procedures approved by the Board (the “Valuation Procedures”). The Manager has, in turn, delegated various of these responsibilities to State Street Bank & Trust Co., as the Funds custodian, the Sub-Adviser, and other agents. The Trustees have established a Valuation Committee of the Board to which they have delegated responsibility for overseeing the implementation of the Valuation Procedures and fair value determinations made on behalf of the Board.

As described in the Prospectuses, for purposes of calculating NAV, the Funds’ investments for which market quotations are readily available are valued at market value. The following summarizes the methods used by the Funds to determine market values for the noted types of securities or instruments (although other appropriate market-based methods may be used at any time or from time to time):

Equity securities are generally valued at the official closing price or the last sale price on the exchange or over-the-counter market that is the primary market for such securities. If no sales or closing prices are reported during the day, equity securities are generally valued at the mean of the last available bid and asked quotations on the exchange or market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers, or pricing services.

Debt securities are generally valued using quotes obtained from pricing services or brokers or dealers.

Futures contracts are generally valued at the settlement price determined by the exchange on which the instrument is primarily traded or, if there were no trades that day for a particular instrument, at the mean of the last available bid and asked quotations on the market in which the instrument is primarily traded.

Exchange-traded options are generally valued at the last sale or official closing price on the exchange on which they are primarily traded, or at the mean of the last available bid and asked quotations on the exchange on which they are primarily traded for options for which there were no sales or closing prices reported during the day. Over-the-counter options not traded on an exchange are valued at a broker-dealer bid quotation.

Swap agreements are generally valued using a broker-dealer bid quotation or on market-based prices provided by other pricing sources.

Portfolio securities and other assets initially valued in currencies other than the U.S. Dollar are converted to U.S. Dollars using exchange rates obtained from pricing services.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

As described in the Prospectuses, if market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to the Valuation Procedures (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund. The Prospectuses provide additional information regarding the circumstances in which fair value pricing may be used and related information.

TAXATION

The following discussion of U.S. federal income tax consequences of investment in the Funds is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this Statement of Additional Information. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of state, local or non-U.S. tax laws.

Taxation of the Funds

Each Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund generally must, among other things:

(a)	derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below);

(b)	diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If a Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions could be eligible for the dividends-received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (that is, any net long-term capital gains in excess of the sum of net short-term capital losses and any capital loss carryovers from prior years) properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”), if any, that it distributes to shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and any net capital gains. Investment company taxable income that is retained by a Fund will be subject to tax at regular corporate rates. A Fund may also retain for investment its net capital gain. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but it may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on properly-filed U.S. tax returns to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its net capital gain for Capital Gain Dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury regulations permit a regulated investment company, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

If a Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending on October 31 of such year, plus any retained amount for the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Funds intend generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that they will be able to do so.

Fund Distributions

Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from a Fund, regardless of whether received in cash or reinvested in additional shares. Such distributions generally will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Distributions received by tax-exempt shareholders generally will not be subject to U.S. federal income tax to the extent permitted under applicable tax law.

For U.S. federal income tax purposes, distributions of investment income generally are taxable to shareholders as ordinary income. Taxes to shareholders on distributions of capital gains are determined by how long a Fund owned (and is treated for U.S.

federal income tax purposes as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of Capital Gain Dividends generally will be taxable as long-term capital gains. Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provisions for tax years beginning on or after January 1, 2011. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s “current and accumulated earnings and profits” (generally, the net investment income and net capital gains of the Fund with respect to that year), in which case the excess generally will be treated as a return of capital, which will be tax-free to the holders of the shares, up to the amount of the shareholder’s tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares.

To the extent a Fund makes distributions of capital gains in excess of the Fund’s net capital gains for the taxable year (as reduced by any available capital loss carryforwards from prior taxable years), and the distributions are supported by the Fund’s current and accumulated earnings and profits, the distributions will be taxable as ordinary dividend distributions, even though distributed excess amounts would not have been subject to tax if retained by a Fund. Moreover, in such cases, the capital loss carryforwards that will remain available for future years are reduced by the excess of current-year capital gains over current-year capital losses.

For taxable years beginning before January 1, 2011, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. It is currently unclear whether Congress will extend this provision for tax years beginning or or after January 1, 2011. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a PFIC.

In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

If a Fund, such as one of the Allianz Global Investors Solutions Funds, receives dividends from an Underlying Fund that qualifies as a regulated investment company, and the Underlying Fund designates such dividends as qualified dividend income, then the Fund is permitted in turn to designate a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the Underlying Fund.

A portion of the dividends paid by Funds that invest in stock of U.S. corporations may qualify for the deduction for dividends received by corporations (subject to certain conditions, including a 46-day holding period requirement). Dividends paid by other Funds generally are not expected to qualify for the deduction for dividends received by corporations.

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund may not constitute qualified dividend income to individual shareholders and may not be eligible for the dividends-received deduction for corporate shareholders.

If a Fund, such as one of the Allianz Global Investors Solutions Funds, receives dividends from an Underlying Fund that qualifies as a regulated investment company, and the Underlying Fund designates such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to designate its distributions derived from those dividends as eligible for the dividends-

received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the Underlying Fund.

A Fund’s investment in Underlying Funds can affect the amount, timing and character of distributions to shareholders of such Fund, relative to what those distributions otherwise might have been had the Fund invested directly in the securities owned by those Underlying Funds. For example, a Fund, such as one of the Allianz Global Investors Solutions Funds, will not be able to offset losses realized by one Underlying Fund against gains realized by another Underlying Fund in that taxable year. Instead, those losses will reduce the taxable income or gains of the Fund only at the earlier of (i) such time as they reduce gains recognized by the Underlying Fund that previously recognized the losses, or (ii) when the Fund disposes of shares of the Underlying Fund that recognized the losses. Moreover, even when such a Fund disposes of shares of an Underlying Fund, it may not be able to offset any capital loss from such disposition against its ordinary income (including distributions of any net short-term capital gain realized by another Underlying Fund), and part or all of such loss may be treated as a long-term capital loss, that will not be treated as favorably for federal income tax purposes as short-term capital loss.

In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to a Fund’s sales of Underlying Fund shares that have generated losses. A wash sale occurs if shares of an Underlying Fund are sold by the Fund at a loss and the Fund acquires additional shares of that same Underlying Fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in the Fund’s hands on sales of Underlying Fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time. In addition to the wash-sale rules, certain related-party transaction rules may cause any losses generated by a Fund on the sale of an Underlying Fund’s shares to be deferred (or, in some cases, permanently disallowed) if the Fund and the Underlying Fund are part of the same “controlled group” (as defined in section 267(f) of the Code) at the time the loss is recognized. For instance, for these purposes, a Fund and an Underlying Fund will be part of the same controlled group if the Fund owns more than 50% of the total outstanding voting securities of the Underlying Fund.

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund, such as one of the Allianz Global Investors Solutions Funds, will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the Underlying Funds, rather than investing in shares of the Underlying Funds. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the Underlying Funds.

Taxable shareholders should note that the timing of their investment or redemptions could have undesirable tax consequences. Dividends and distributions on shares of a Fund are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s current and accumulated earnings and profits, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the net asset value of a Fund reflects gains that are either unrealized, or income or gains that are realized but not yet distributed. Such realized income and gains may be required to be distributed even when a Fund’s net asset value also reflects unrealized losses.

Sales, Exchange or Redemption of Shares

The sale, exchange or redemption of shares of a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Distributions received (or deemed received) by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Depending on a Fund’s percentage ownership in an Underlying Fund both before and after a redemption of Underlying Fund shares, the Fund’s redemption of shares of such Underlying Fund may cause the Fund to be treated as receiving a taxable dividend on the full amount of the redemption proceeds received instead of as receiving capital gain income on the amount by which the redemption proceeds exceed the Fund’s tax basis in the shares of the Underlying Fund. This would be the case where a Fund holds a significant interest in an Underlying Fund and redeems only a relatively small portion of such interest. It is possible that such a dividend would qualify as “qualified dividend income”; otherwise it would be taxable as ordinary income. This could cause shareholders of the Fund to recognize higher amounts of ordinary income than if the shareholders had held the shares of the Underlying Funds directly.

Options, Futures, Forward Contracts, Swap Agreements, Hedges, Straddles and Other Transactions

In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock will be short-term gain or loss. Thus, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of a Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options that are not “deep in the money” may give rise to qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income.

The tax treatment of certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by a Fund on U.S. exchanges (including options on futures contracts, equity indices and debt securities) will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

To the extent such investments are permissible for a Fund, the Fund’s transactions in derivative financial instruments, its hedging transactions generally, as well as short sales and similar transactions may be subject to one or more special tax rules (including mark-to-market, constructive sale, notional principal contract, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, to defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules, therefore, could affect the amount, timing and character of distributions to shareholders. Each Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.

To the extent such investments are permissible, certain of a Fund’s investments in derivative instruments, and in foreign-currency denominated instruments and any of the Fund’s transactions in foreign currencies and its hedging activities are likely to produce a difference between the Fund’s book income and taxable income. If a Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Short Sales

To the extent a Fund participates in short sales by contracting for the sale of stock it does not own and later purchasing stock necessary to close the sale, the character of the gain or loss realized on such a short sale is determined by reference to the property used to close the short sale and is thus generally short-term. Because net short-term capital gain (after reduction by any long-term capital loss) is generally taxed at ordinary income rates, a Fund’s short sale transactions will likely increase the percentage of the Fund’s gains that are taxable to shareholders as ordinary income.

Original Issue Discount, Pay-In-Kind Securities, and Commodity-Linked Notes

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt obligation, even though payment of that amount is not received until a later time, usually when the debt obligation matures. Increases in the principal amount of an inflation indexed bond will be treated as OID.

Some debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

Some debt obligations (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt obligations. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt obligation, even though payment of that amount is not received until a later time, usually when the debt obligation matures. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, pay-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Each Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of a Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Higher-Risk Securities

To the extent such investments are permissible for a Fund, that Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. In limited circumstances, it may also not be clear whether a Fund should recognize market discount on a debt obligation, and if so, what amount of market discount the Fund should recognize. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest

A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

Interest paid on debt obligations owned by a Fund, if any, that are considered for U.S. tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Certain Investments in REITs

To the extent such investments are permissible for a Fund, a Fund may invest in REITs. Such investments in REIT equity securities may require a Fund to accrue and to distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Each Fund’s investments in REIT equity securities may at other times result in a Fund’s receipt of cash in excess of the REIT’s earnings; if a Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

A Fund may invest directly or indirectly in residual interests of real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that “excess inclusion income” of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, should a Fund invest in such interests, it may not be a suitable investment for charitable remainder trusts, as noted below.

In general, “excess inclusion income” allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities subject to tax on unrelated business income (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity), thereby potentially requiring such an entity that is allocated excess inclusion income and otherwise might not be required to file a U.S. federal income tax return, to file such a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax (discussed below).

Tax-Exempt Shareholders

A tax-exempt shareholder could recognize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a regulated investment company that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a regulated investment company that recognizes “excess inclusion income,” then the regulated investment company will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders, at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made. CRTs are urged to consult their tax advisers concerning the consequences of investing in the Fund.

Private Equity and Hedge Funds

Private equity and hedge funds in which Funds, such as the Allianz Global Investors Solutions Funds, may invest, are most frequently treated as partnerships for U.S. federal income tax purposes. In such cases, the character of a private equity or hedge fund’s underlying income will pass through to a Fund investing in it on a gross basis (unreduced by expenses). As a result, a Fund’s investment in certain private equity and hedge funds may be limited by its intention to qualify as a regulated investment company.

Passive Foreign Investment Companies

Equity investments by a Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, if a Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

A PFIC is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Foreign Currency Transactions

A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. A Fund’s use of foreign currency transactions may accelerate or increase the amount of ordinary income recognized by the shareholders.

Foreign Taxation

Income received by the Funds or Underlying Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit but not a deduction for such foreign taxes.

Non-U.S. Shareholders

Capital Gain Dividends are not subject to withholding of U.S. federal income tax. In general, dividends other than Capital Gain Dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign shareholder”) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

Effective for taxable years of a regulated investment company beginning before January 1, 2010, the regulated investment company is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within a foreign country that has inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the regulated investment company (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests as described below) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly designated by the regulated investment company (“short-term capital gain dividends). If a Fund, such as the Allianz Global Investors Solutions Funds, invests in an Underlying Fund that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly designated when paid by the Fund to foreign persons. This provision first applies to a Fund (1) with respect to its direct portfolio investments (if any) and, (2) with respect to the Fund’s investments in Underlying Funds (if any), with respect to distributions from such Underlying Funds that are received by the Fund. Absent legislation extending these exemptions for taxable years beginning on or after January 1, 2010, these special withholding exemptions for interest-related and short-term capital gain dividends will expire and these dividends generally will be subject to withholding as described above. It is currently unclear whether Congress will extend the exemptions for tax years beginning on or after January 1, 2010. Depending on the circumstances, a Fund may make designations of interest-related or short-term capital gain dividends with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. These exemptions from withholding will not be available to foreign shareholders of Funds that do not currently make such designations with respect to their respective distributions to shareholders.

In the case of shares held through an intermediary, the intermediary may withhold even if the Fund chooses to make a designation with respect to a payment. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute “U.S. real property interests” (“USRPIs”) or the Capital Gain Dividends are attributable to gains from the sale or exchange of USRPIs in accordance with the rules set forth below.

Special rules apply to distributions to foreign shareholders from a regulated investment company that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof described below. Additionally, special rules apply to the redemption of shares in a regulated investment company that is a USRPHC or a former USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs—USRPIs are defined as any interest in U.S. real property or any equity interest in a USRPHC or a former USRPHC—the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. If a Fund holds (directly or indirectly) significant interests in REITs may be a USRPHC. The special rules discussed below will also apply to distributions from a Fund that would be a USRPHC absent exclusions from USRPI treatment for (1) interests in domestically-controlled REITs or regulated investment companies and (2) not-greater-than-5% interests in publicly-traded classes of stock in REITs or regulated investment companies.

In the case of a Fund that is a USRPHC or that would be a USRPHC but for the above-mentioned exceptions from the definition of USRPIs, any distributions by the Fund (including, in certain cases, distributions made by the Fund in redemption of its shares) that are attributable to (a) gains realized on the disposition of USRPIs by the Fund and (b) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands generally will retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders. (However, absent legislation, after December 31, 2009, this “look-through” treatment for distributions by the Fund to foreign shareholders will apply only to such distributions that, in turn, are attributable to distributions received by a Fund from a lower-tier REIT and required to be treated as USRPI gain in the Fund’s hands.) If the foreign shareholder holds (or has held in the prior year) more than a 5% interest in the Fund, such distributions generally will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business” subject to tax at graduated rates. Moreover, such shareholders generally will be required to file a U.S. income tax return for the year in which the gain is recognized and the Fund will be required to withhold 35% of the amount of such distribution. In the case of all other foreign shareholders (i.e., those whose interest in the Fund did not exceed 5% at any time during the prior year), the USRPI distribution generally will be treated as ordinary income (regardless of any designation by the Fund that such distribution is a short-term capital gain dividend or a Capital Gain Dividend), and the Fund generally must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign shareholder. Foreign shareholders of a Fund may also be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed in the above paragraphs through the sale and repurchase of Fund shares.

In addition, a Fund that is a USRPHC or a former USRPHC must typically withhold 10% of the amount realized in a redemption by a greater-than-5% foreign shareholder, and that shareholder typically must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. On or before December 31, 2009, no such withholding is generally required with respect to amounts paid in redemption of shares of a Fund if the Fund is a domestically controlled USRPHC or, in certain limited cases, if the Fund (whether or not domestically controlled) holds substantial investments in regulated investment companies that are domestically controlled USRPHCs. Absent legislation extending this exemption from withholding beyond December 31, 2009, it will expire at that time and any previously exempt Fund will be required to withhold with respect to amounts paid in redemption of its shares as described above. It is currently unclear whether Congress will extend this exemption from withholding beyond December 31, 2009.

Whether or not a Fund is characterized as a USRPHC will depend upon the nature and mix of the Fund’s assets. The Funds do not expect to be USRPHCs. Foreign shareholders should consult their tax advisors concerning the application of these rules to their investment in the Fund.

If a beneficial holder of Fund shares who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the beneficial holder’s conduct of that trade or business, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

If a beneficial holder of Fund shares who is a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by that beneficial holder in the United States.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders in a Fund should consult their tax advisers in this regard.

A beneficial holder of Fund shares who is a foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish a Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to a Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shares Purchased through Tax-Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

Other Taxation

From time to time, certain of the Trust’s series may be considered under the Code to be “nonpublicly offered regulated investment companies.” Pursuant to Treasury Department regulations, certain expenses of nonpublicly offered regulated investment companies, including advisory fees, may be deductible by certain shareholders, generally including individuals and entities that compute their taxable income in the same manner as an individual (thus, for example, a qualified pension plan is not subject to this rule). Such a shareholder’s pro rata portion of the “affected RIC expenses” will be treated as an additional dividend to the shareholder and will be deductible by such shareholder, subject to the 2% “floor” on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code. A regulated investment company generally will be classified as nonpublicly offered unless it either has at least 500 shareholders at all times during a taxable year or continuously offers shares pursuant to a public offering.

OTHER INFORMATION

Capitalization

The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust on January 10, 2008. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In the event a Fund liquidates, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

Shares begin earning dividends on Fund shares the day after the Trust receives the shareholder’s purchase payment. Net investment income from interest and dividends, if any, will be declared and paid at least annually to shareholders of record by the Funds. Any net capital gains from the sale of portfolio securities will be distributed no less frequently than once annually. Net short-term capital gains may be paid more frequently. Dividend and capital gain distributions of a Funds will be reinvested in additional shares of that Fund or Portfolio unless the shareholder elects to have the distributions paid in cash.

Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification out of a Fund’s property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund of which he or she is or was a shareholder is unable to meet its obligations, and thus should be considered remote.

Performance Information

From time to time the Trust may make available certain information about the performance of some or all classes of shares of some or all of the Funds. Information about a Fund’s performance is based on that Fund’s (or its predecessor’s) record to a recent date and is not intended to indicate future performance.

The total return of the classes of shares of the Funds may be included in advertisements or other written material. When a Fund’s total return is advertised, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund (or its predecessor series), as more fully described below. For periods prior to the initial offering date of the advertised class of shares, total return presentations for such class will be based on the historical performance of an older class of the Fund (if any) restated, as necessary, to reflect any different sales charges and/or operating expenses (such as different management fees and/or 12b-1/servicing fee charges) associated with the newer class. In certain cases, such a restatement will result in performance that is higher than if the performance of the older class were not restated to reflect the different operating expenses of the newer class. In such cases, the Trust’s advertisements will also, to the extent appropriate, show the lower performance figure reflecting the actual operating expenses incurred by the older class for periods prior to the initial offering date of the newer class. Total return for each class is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures.

The Funds may also provide current distribution information to their shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund’s actual net investment income for that period.

Performance information is computed separately for each class of a Fund. Each Fund may from time to time include the total return of each class of its shares in advertisements or in information furnished to present or prospective shareholders. The Funds may from time to time include the yield and total return of each class of their shares in advertisements or information furnished to present or prospective shareholders. Each Fund may from time to time include in advertisements the total return of each class and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Inc. or another third party as having the same or similar investment objectives, policies and/or strategies. Information provided to any newspaper or similar listing of the Fund’s net asset values and public offering prices will separately present each class of shares. The Funds also may compute current distribution rates and use this information in their Prospectuses and Statement of Additional Information, in reports to current shareholders, or in certain types of sales literature provided to prospective investors.

Investment results of the Funds will fluctuate over time, and any representation of the Funds’ total return or yield for any prior period should not be considered as a representation of what an investor’s total return or yield may be in any future period. The Trust’s Annual and Semi-Annual Reports contain additional performance information for the Funds and are available upon request, without charge, by calling the telephone numbers listed on the cover of this Statement of Additional Information.

The Nicholas-Applegate International Growth Fund, formerly a series of Nicholas-Applegate Institutional Funds, reorganized into the Allianz NACM International Growth Fund on February 2, 2009. Performance information shown for periods prior to February 2, 2009 (including that presented in any advertisements for the Allianz NACM International Growth Fund) is based upon the historical performance of the Allianz NACM International Growth Fund’s predecessor fund, the Nicholas-Applegate International Growth Fund, adjusted as set forth herein.

The Allianz RCM Global EcoTrendsSM Fund, a continuously offered closed-end “interval” fund, reorganized into the Allianz RCM Global EcoTrendsSM Fund on September 2, 2008. Performance information shown for periods prior to September 2, 2008 (including that presented in any advertisements for the Allianz RCM Global EcoTrendsSM Fund) is based upon the historical performance of the Allianz RCM Global EcoTrendsSM Fund’s predecessor fund, the Allianz RCM Global EcoTrendsSM Fund, adjusted as set forth herein.

The Allianz Global Investors Multi-Style Fund, formerly a series of the Allianz Funds, reorganized into the Allianz Global Investors Solutions Core Allocation Fund on May 4, 2009. Performance information shown for periods prior to May 4, 2009 (including that presented in advertisements for the Allianz Global Investors Solutions Core Allocation Fund) is based upon the historical performance of the Allianz Global Investors Solutions Core Allocation Fund’s predecessor fund, the Allianz Global Investors Multi-Style Fund, adjusted as set forth herein.

Calculation of Total Return

Quotations of average annual total return for a Fund, or a class of shares thereof, will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class over periods of one, five, and ten years (up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Except as noted below, all total return figures reflect the deduction of a proportionate share of Fund or class expenses on an annual basis, and assume that (i) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and that the maximum contingent deferred sales charge, if any, is deducted at the times, in the amounts, and under the terms disclosed in the Prospectuses and (ii) all dividends and distributions are reinvested when paid. Quotations of total return may also be shown for other periods. The Funds may also, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Under applicable regulations, any such information is required to be accompanied by standardized total return information.

Funds may have had adviser and sub-adviser changes during the periods for which performance is shown below. The same or other Funds may have changed their investment objectives, policies and/or strategies during such periods. All such changes would be discussed in the Prospectuses, and elsewhere in this Statement of Additional Information. Such Funds would not necessarily have achieved the results shown under their current investment management arrangements and/or investment objectives, policies and strategies.

***

The following table sets forth the average annual total return of certain classes of shares of the Allianz RCM Global EcoTrendsSM Fund (which was previously the Allianz RCM Global EcoTrendsSM Fund, a continuously offered closed-end “interval” fund, prior to its reorganization as a Fund of the Trust on September 2, 2008) for periods ended November 30, 2008. Accordingly, “Inception Date of Fund” refers to the inception date of the Fund’s predecessor fund. The predecessor fund did not offer shares corresponding to the Fund’s Class C, Class D, Class P or Institutional Class shares. For periods prior to the “Inception Date” of a particular class of the Allianz RCM Global EcoTrendsSM Fund’s shares, total return presentations for the class are based on the historical performance of the Class A shares of the Allianz RCM Global EcoTrendsSM Fund, adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees. Please see the Fund Summaries in the Prospectuses for more detailed information about the Fund’s fees and expenses.

Average Annual Total Return for Periods Ended November 30, 2008*

Fund	Class	1 Year		5 Years	10 Years	Since Inception of Fund (Annualized)		Inception Date of Fund	Inception Date of Class
RCM Global	Class A	-57.82%		N/A	N/A	-20.75%		1/31/2007	1/31/2007
EcoTrendsSM	Class C	-56.06%		N/A	N/A	-18.73%			9/2/2008
	Class D	-55.28	%#	N/A	N/A	-18.12	%#		9/2/2008
	Class P	-55.17	%#	N/A	N/A	-17.92	%#		9/2/2008
	Institutional	-55.14	%#	N/A	N/A	-17.85	%#		9/2/2008

*	Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A and C shares was deducted at the times, in the amounts, and under the terms discussed in the Class A and C Prospectus.

(#)	Where noted, the method of adjustment used in the table above for periods prior to the Inception Date of the noted class resulted in performance for the period shown that is higher than if the performance of the oldest class (Class A) was not adjusted to reflect the lower operating expenses of the newer class.

The following table shows the lower performance figures that would be obtained if the performance for newer classes with lower operating expenses were calculated by tacking to such newer classes’ historical performance the actual performance (with adjustment for actual sales charges) of the older class of shares, with its higher operating expenses, for periods prior to the Inception Date of the newer class (i.e., the total return presentations below are based, for periods prior to the Inception Date of the noted classes, on the historical performance of the older class adjusted to reflect the current sales charges (if any) associated with the newer class, but not reflecting lower operating expenses associated with the newer class.

Total Return for Periods Ended November 30, 2008

(with no adjustment for operating expenses of the noted

classes for periods prior to their inception dates)

Fund	Class	1 Year	5 Years	10 Years	Since Inception Date of Fund (Annualized)
RCM Global	Class D	-55.33%	N/A	N/A	-18.23%
EcoTrendsSM	Class P	-55.31%	N/A	N/A	-18.20%
	Institutional	-55.31%	N/A	N/A	-18.20%

***

The following table sets forth the average annual total return of certain classes of shares of the Allianz NACM International Growth Fund for periods ended November 30, 2008. The Allianz NACM International Growth Fund, a newly formed series of the Trust, reorganized on February 2, 2009, when the Nicholas-Applegate International Growth Fund reorganized into the Allianz NACM International Growth Fund by transferring substantially all of its assets and liabilities to the Allianz NACM International Growth Fund in exchange for Institutional Class shares of the Allianz NACM International Growth Fund. Accordingly, “Inception Date of Fund” refers to the inception date of the Nicholas-Applegate predecessor fund. The Nicholas-Applegate predecessor fund did not offer shares corresponding to the Fund’s Class A, Class C, Class D, Class R or Class P shares. For periods prior to the “Inception Date” of a particular class of the Allianz NACM International Growth Fund’s shares, total return presentations for the class are based on the historical performance of the Class I shares of the Nicholas-Applegate International Growth Fund, adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees.

Average Annual Total Return for Periods Ended November 30, 2008*

Fund	Class	1 Year	5 Years	10 Years	Since Inception Date of Fund (Annualized)	Inception Date of Fund	Inception Date of Class
NACM	Class A	-49.90%	2.38%	1.09%	4.49%	12/27/1996	2/2/2009
International	Class C	-47.57%	2.77%	0.91%	4.20%		2/2/2009
Growth**	Class D	-46.99%	3.54%	1.67%	4.99%		2/2/2009
	Class R	-47.13%	3.28%	1.40%	4.71%		2/2/2009
	Class P	-46.85%	3.81%	1.93%	5.26%		2/2/2009
	Institutional	-46.79%	3.91%	2.03%	5.36%		12/27/1996

*	Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A and C shares was deducted at the times, in the amounts, and under the terms discussed in the Class A and C Prospectus.

**	The Nicholas-Applegate International Growth Fund was a series of Nicholas-Applegate Institutional Funds prior to its reorganization into the Allianz NACM International Growth Fund on February 2, 2009. The Prospectuses of the Allianz NACM International Growth Fund disclose performance information for Class I shares of the predecessor fund, adjusted to reflect the actual administrative fees and other expenses of the Fund’s Institutional Class shares. The actual performance of Class I shares of the predecessor fund, without adjustment for the Allianz NACM International Growth Fund’s current expenses but taking into account any applicable expenses subsidies, waivers and offsets during the applicable periods, is provided below.

Average Annual Total Returns (as of 11/30/08)

Fund	Class	1 Year	5 Years	10 Years	Since Inception Date of Fund (Annualized)	Inception Date of Fund
Nicholas- Applegate International Growth Fund	Class I	-46.83%	4.01%	2.01%	5.31%	12/27/1996

The following table sets forth the average annual total return of certain classes of shares of the Allianz Global Investors Solutions Core Allocation Fund for periods ended December 31, 2008. The Allianz Global Investors Solutions Core Allocation Fund, a newly formed series of the Trust, reorganized on May 4, 2009, when the Allianz Global Investors Multi-Style Fund reorganized into the Allianz Global Investors Solutions Core Allocation Fund by transferring substantially all of its assets and liabilities to the Allianz Global Investors Solutions Core Allocation Fund in exchange for shares of the Allianz Global Investors Solutions Core Allocation Fund. Accordingly, “Inception Date of Fund” refers to the inception date of the Allianz Global Investors predecessor fund. The Allianz Global Investors predecessor fund did not offer shares corresponding to the Fund’s Class D, Class P, Class R, and Administrative Class shares. For periods prior to the “Inception Date” of a particular class of the Allianz Global Investors Solutions Core Allocation Fund’s shares, total return presentations for the class are based on the historical performance of the Class A or Institutional Class shares of the Allianz Global Investors Multi-Style Fund, adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees.

Average Annual Total Return for Periods Ended December 31, 2008*

Fund	Class	1 Year	5 Years	10 Years	Since Inception Date of Fund (Annualized)	Inception Date of Fund	Inception Date of Class
Allianz Global Investors	Class A	-31.15%	-0.74%	1.88%	2.79%	9/30/1998	9/30/1998
Solutions Core	Class B	-31.06%	-0.65%	1.92%	2.83%		9/30/1998
Allocation Fund**	Class C	-28.32%	-0.33%	1.69%	2.60%		9/30/1998
	Class D	-27.10%	0.41%	2.48%	3.38%		5/4/2009
	Class R	-27.28%	0.16%	2.22%	3.12%		5/4/2009
	Class P	-26.96%	0.61%	2.68%	3.58%		5/4/2009
	Institutional	-26.72%	0.95%	3.00%	3.90%		2/26/1999
	Administrative	-27.06%	0.46%	2.53%	3.43%		5/4/2009

*	Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, B and C shares was deducted at the times, in the amounts, and under the terms discussed in the Class A, B and C Prospectus.

**	The Allianz Global Investors Multi-Style Fund was a series of Allianz Funds prior to its reorganization into the Allianz Global Investors Solutions Core Allocation Fund on May 4, 2009. The Prospectuses of the Allianz Global Investors Solutions Core Allocation Fund disclose performance information for Class A, Class B, Class C and Institutional Class of the predecessor fund, adjusted to reflect the actual administrative fees and other expenses of the Fund’s corresponding classes. The actual performance of Class A, Class B, Class C and Institutional Class shares of the predecessor fund, without adjustment for the Allianz Global Investors Solutions Core Allocation Fund’s current expenses but taking into account any applicable expenses subsidies, waivers and offsets during the applicable periods is provided below.

Average Annual Total Returns (as of December 31, 2008)

Fund	Class	1 Year	5 Years	10 Years	Since Inception Date of Fund (Annualized)	Inception Date of Fund
Allianz Global Investors Multi-Style Fund	Class A	-31.15%	-0.74%	1.88%	2.79%	9/30/1998
	Class B	-31.06%	-0.65%	1.92%	2.83%	9/30/1998
	Class C	-28.32%	-0.33%	1.69%	2.60%	9/30/1998
	Institutional	-26.72%	0.95%	3.00%	3.90%	2/26/1999

Voting Rights

Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. Shareholders may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. In the event that such a request was made, the Trust has represented that it would assist with any necessary shareholder communications. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class.

Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). All classes of shares of the Funds have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan or agreement applicable to that class. These shares are entitled to vote at meetings of shareholders. Matters submitted to shareholder vote must be approved by each Fund separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the Trustees have determined that the matter does not affect all series of the Trust, then only shareholders of the series affected shall be entitled to vote on the matter. All classes of shares of the Funds will vote together, except with respect to the Distribution and Servicing Plan applicable to Class A, Class B, Class C or Class R shares, to the Distribution or Administrative Services Plans applicable to Administrative Class shares, to the Management Agreement as applicable to a particular class or classes, or when a class vote is required as specified above or otherwise by the 1940 Act.

The Trust’s shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

The Allianz Global Investors Solutions Funds will vote shares of each Underlying Fund that they own in their discretion in accordance with their proxy voting policies.

Certain Ownership of Trust Shares

As of October 22, 2009, the Trust believes that the Trustees and officers of the Trust, as a group, owned less than one percent of each class of each Fund and of the Trust as a whole, except that with respect to the Allianz Global Investors Solutions Retirement Income Fund, for which Trustees and officers of the Trust, as a group, owned 4.68% of Institutional Class shares of the Fund.

Appendix B lists persons who own of record 5% or more of the noted class of shares of the Funds as of the dates noted, as well as information about owners of 25% or more of the outstanding shares of beneficial interest of the Funds, and therefore may be presumed to “control” the specified Fund, as that term is defined in the 1940 Act. To the extent a shareholder “controls” a Fund, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of a Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholders.

Custodian

State Street Bank & Trust Co. (“State Street”), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian for assets of all Funds, including as custodian of the Trust for the custody of the foreign securities acquired by those Funds that invest in foreign securities. Under the agreement, State Street may hold foreign securities at its principal offices and its branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository.

Pursuant to rules or other exemptions under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is currently made by the Trust’s “foreign custody manager” (currently, its custodian) following a consideration of a number of factors. Currently, the Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Trust, but reserves the right to discontinue this practice as permitted by Rule 17f-5. No assurance can be given that the appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Funds will not occur, and shareholders bear the risk of losses arising from these or other events.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017, serves as the independent registered public accounting firm for the Funds. PricewaterhouseCoopers, LLP provides audit services, tax return review and assistance and consultation in connection with review of SEC filings.

Transfer and Shareholder Servicing Agents

Boston Financial Data Services, Inc., 30 Dan Road, Canton, Massachusetts 02021-2809, serves as the Transfer and Shareholder Servicing Agent for the Trust’s Class A, Class B, Class C, Class D and Class R shares. Boston Financial Data Services, Inc., 330 West 9th Street, 5th Floor, Kansas City, Missouri 64105 serves as the Transfer Agent for the Trust’s Class P, Institutional Class and Administrative Class shares.

Legal Counsel

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, serves as legal counsel to the Trust.

Registration Statement

This Statement of Additional Information and the Prospectuses do not contain all of the information included in the Trust’s registration statements filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the relevant registration statement, each such statement being qualified in all respects by such reference.

Forward-Looking Statements

The Trust’s Prospectuses and this Statement of Additional Information include forward-looking statements. All statements other than statements of historical facts contained in the prospectuses and this Statement of Additional Information, including statements regarding Funds investment strategies, are forward-looking statements. The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” “will,” “expect” and similar expressions, as they relate to the Funds, are intended to identify forward-looking statements. Forward-looking statements are subject to a number of risks, uncertainties and assumptions, some of which are described in the prospectuses and in this Statement of Additional Information. In addition, the Funds’ past results do not necessarily indicate their future results. You should not rely upon forward-looking statements as predictions of future events or performance. You cannot be assured that the events and circumstances reflected in the forward-looking statements will be achieved or occur.

Financial Statements

Audited financial statements for the Funds as of November 30, 2008, for the fiscal year then ended, including notes thereto, and the reports of PricewaterhouseCoopers, LLP thereon, are incorporated by reference from the Trust’s November 30, 2008 Annual Reports. The Trust’s November 30, 2008 Annual Reports were filed electronically with the SEC on February 6, 2009 (Accession No. 0001193125-09-020707).

Unaudited financial statements for the Funds as of May 31, 2008, for the six-month period then ended, including notes thereto, are incorporated by reference from the Trust’s May 31, 2008 Semi-Annual Reports. The Trust’s May 31, 2008 Semi-Annual Reports were filed electronically with the SEC on August 7, 2008 (Accession No. 0001193125-08-169402).

Audited financial statements for the period January 31, 2007 to November 30, 2007 of the Allianz RCM Global EcoTrendsSM Fund, a closed-end “interval” fund that was the EcoTrends Fund’s predecessor, are incorporated by reference from the Allianz RCM Global EcoTrendsSM Fund’s November 30, 2007 Annual Report. The Allianz RCM Global EcoTrendsSM Fund’s November 30, 2007 Annual Report was filed electronically with the SEC on February 8, 2008 (Accession No. 0001104659-08-008426).

Audited financial statements for the fiscal year ending March 31, 2008 of the Nicholas-Applegate International Growth Fund, a series of the open-end Nicholas-Applegate Institutional Funds trust that was the NACM International Growth Fund’s predecessor, are incorporated by reference from the Nicholas-Applegate Institutional Funds’ March 31, 2008 Annual Report. The Nicholas-Applegate Institutional Funds’ March 31, 2008 Annual Report was filed electronically with the SEC on June 9, 2008 (Accession No. 0001144204-08-034310).

Audited financial statements, and the report of PricewaterhouseCoopers, LLP thereon, for the fiscal year ending June 30, 2008 of the Allianz Global Investors Multi-Style Fund, a series of Allianz Funds, the predecessor Fund to the Core Allocation Fund, are incorporated by reference from the Allianz Funds’ June 30, 2008 Annual Report. The Allianz Fund’s June 30, 2008 Annual Report was filed electronically with the SEC on September 4, 2008 (Accession No. 0001193125-08-190154).

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Certain of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Manager’s or Sub-Adviser’s view of their comparability to rated securities. A Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch, or, if unrated, determined by the Manager or a Sub-Adviser to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. Following is a description of Moody’s, S&P’s and Fitch’s ratings applicable to fixed income securities.

Moody’s Investors Service, Inc.

Corporate and Municipal Bond Ratings

Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds that are rated C are the lowest rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries that carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor’s home country and either the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.

A-1

Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Ratings Services

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by , and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

A-2

Corporate and Municipal Bond Ratings

Investment Grade

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having predominantly speculative characteristics with respect to the capacity to pay interest and repay principal. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Active Qualifiers

Provisional ratings: The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the “p”; subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’

A-3

subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

Preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Short Term Issue Credit Ratings

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A-4

Dual Ratings: Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Fitch, Inc.

Long-Term Credit Ratings

Investment Grade

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB: Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘RR1’ (outstanding).

CCC: For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘RR2’ (superior), or ‘RR3’ (good) or ‘RR4’ (average).

CC: For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘RR4’ (average) or ‘RR5’ (below average).

C: For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘RR6’ (poor).

RD: Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D: Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

•	Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

•	The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;

A-5

•	The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Recovery Ratings

Fitch Ratings’ assigns Recovery Ratings to securities and issues. These currently are published for most individual obligations of issuers with IDRs in the ‘B’ rating category and below and to structured finance securities that become distressed or have defaulted and are rated in the ‘B’ rating category and below. New issue structured finance securities typically are not assigned a Recovery Rating.

Recoveries gain in importance at lower rating levels because the likelihood of default in the near to medium term is often quite high and differences in recovery values have a more meaningful impact on loss expectations. Among the factors that affect recovery rates for an entity’s security are the collateral, the seniority relative to other obligations in the capital structure, and the company’s expected value in distress. For structured finance securities, the combination of tranche size, relative seniority, and structural features influence recovery values.

The Recovery Scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following a liquidation or termination of the obligor or its associated collateral. As such, it is an ordinal scale and does not attempt to precisely predict a given level of recovery.

Recovery Ratings Scale

RR1: Outstanding recovery prospects given default.

RR2: Superior recovery prospects given default.

RR3: Good recovery prospects given default.

RR4: Average recovery prospects given default.

RR5: Below average recovery prospects given default.

RR6: Poor recovery prospects given default.

While recovery ratings are in relative terms, Fitch does employ recovery bands in its ratings approach.

RR1 rated securities have characteristics in line with securities historically recovering 91%-100% of current principal and related interest.

RR2 rated securities have characteristics in line with securities historically recovering 71%-90% of current principal and related interest.

RR3 rated securities have characteristics in line with securities historically recovering 51%-70% of principal and related interest.

RR4 rated securities have characteristics in line with securities historically recovering 31%-50% of current principal and related interest.

RR5 rated securities have characteristics in line with securities historically recovering 11%-30% of current principal and related interest.

RR6 rated securities have characteristics in line with securities historically recovering 0%-10% of current principal and related interest.

A-6

Short-Term Credit Ratings

A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Indicates an entity or sovereign that has defaulted on all of its financial obligations

Qualifiers

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below “CCC”, or to Short-term ratings other than “F1”. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

“NR”: Denotes that Fitch Ratings does not publicly rate the associated issue or issuer.

“WD”: Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

A-7

APPENDIX B

CERTAIN OWNERSHIP OF TRUST SHARES

As of October 22, 2009, the following persons owned of record or beneficially 5% or more of the noted class of shares of the following Funds:

a = Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to “control” the Funds, as that term is defined in the 1940 Act.

b = Shares are believed to be held only as nominee.

		Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Allianz Global Investors Solutions 2015 Fund
	Class A
a,b	Allianz Global Investors Solutions 2015 Fund A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	1632.2090	56.28
	Allianz Global Investors Solutions 2015 Fund A	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.6670	22.99
	Allianz Global Investors Solutions 2015 Fund A	STIFEL NICOLAUS & CO INC STEPHEN LEVIN IRA R/O 501 NORTH BROADWAY ST LOUIS MO 63102-2131	517.7670	17.85

	Administrative Class
a	Allianz Global Investors Solutions 2015 Fund Admin	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.6670	100.00
	Class C
	Allianz Global Investors Solutions 2015 Fund C	SSB&T CUST SAR/SEP CARR INSURANCE AGENCY INC FBO SUSAN C BRUNNER 29 DUNNINGTON CT SPRINGBORO OH 45066-1572	907.1220	24.48
b	Allianz Global Investors Solutions 2015 Fund C	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	845.8040	22.82
	Allianz Global Investors Solutions 2015 Fund C	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.6670	17.99
b	Allianz Global Investors Solutions 2015 Fund C	PERSHING LLC P. O. BOX 2052 JERSEY CITY NJ 07303-2052	643.1130	17.35
b	Allianz Global Investors Solutions 2015 Fund C	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	325.3090	8.78
b	Allianz Global Investors Solutions 2015 Fund C	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	312.6950	8.44

	Class D
a,b	Allianz Global Investors Solutions 2015 Fund D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	3328.0560	75.03
	Allianz Global Investors Solutions 2015 Fund D	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.6670	15.03
	Institutional Class
a	Allianz Global Investors Solutions 2015 Fund Instl	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	196000.0000	92.90
b	Allianz Global Investors Solutions 2015 Fund Instl	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT EXCLUSIVE BENEFIT OF CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	14983.5160	7.10

	Class P
a	Allianz Global Investors Solutions 2015 Fund P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.6670	100.00

	Class R
a	Allianz Global Investors Solutions 2015 Fund R	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.6670	100.00

	Allianz Global Investors Solutions 2020 Fund

	Class A
a	Allianz Global Investors Solutions 2020 Fund A	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.6670	32.23
a	Allianz Global Investors Solutions 2020 Fund A	SSB&T CUST ROTH IRA FBO DAVID V SWENBY 14685 RIVER AVE NOBLESVILLE IN 46062-9269	581.9250	28.14
a,b	Allianz Global Investors Solutions 2020 Fund A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	527.4260	25.50
	Allianz Global Investors Solutions 2020 Fund A	SSB&T CUST ROLLOVER IRA FBO VICKI L JENSEN 2126 SHERWOOD FOREST CT FORT COLLINS CO 80524-2210	289.5410	14.00

	Administrative Class
a	Allianz Global Investors Solutions 2020 Fund Admin	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.6670	100.00

	Class C
a	Allianz Global Investors Solutions 2020 Fund C	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.6670	59.64
a	Allianz Global Investors Solutions 2020 Fund C	Raymond James & Assoc Inc FBO Roger R Pomerleau TTEE U/A DTD 12/2804 Eric R Pomerleau IRREV TR 584 LEIGHTON RD GUSTA ME 04330	280.5840	25.10
	Allianz Global Investors Solutions 2020 Fund C	SSB&T CUST ROTH IRA FBO KRISTINA L WHITE 6740 BRICK YARD CT MAUMEE OH 43537-9668	109.5290	9.80
	Allianz Global Investors Solutions 2020 Fund C	SSB&T CUST IRA FBO BRANDY L TURNER 30820 J CARLS ST ROSEVILLE MI 48066-1446	60.9840	5.46

	Class D
a	Allianz Global Investors Solutions 2020 Fund D	NFS LLC FEBO FMT CO CUST R/O IRA FBO PEGEEN A GALLAHUE 15 HOOPER ST E NORTHPORT NY 11731-4918	1690.5270	52.24
a,b	Allianz Global Investors Solutions 2020 Fund D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	831.9470	25.71
	Allianz Global Investors Solutions 2020 Fund D	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.6670	20.60

	Institutional Class
a	Allianz Global Investors Solutions 2020 Fund Instl	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	196000.0000	99.99

	Class P
a	Allianz Global Investors Solutions 2020 Fund P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.6670	100.00

	Class R
a	Allianz Global Investors Solutions 2020 Fund R	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.6670	100.00

	Allianz Global Investors Solutions 2030 Fund

	Class A
a	Allianz Global Investors Solutions 2030 Fund A	SSB&T CUST IRA FBO PATRICIA A MUNTER 4 S HOMESTEAD DR YARDLEY PA 19067-3121	4962.0330	66.43
	Allianz Global Investors Solutions 2030 Fund A	C/O PAC SEAL NFS LLC FEBO NFS/FMTC IRA FBO FLORDELIZA U ZITA 300 B NORTH ORANGE AVENUE BREA CA 92821-4069	1070.0910	14.33
	Allianz Global Investors Solutions 2030 Fund A	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.6670	8.93
b	Allianz Global Investors Solutions 2030 Fund A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	640.3420	8.57

	Administrative Class
a	Allianz Global Investors Solutions 2030 Fund Admin	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.6670	100.00

	Class C
a	Allianz Global Investors Solutions 2030 Fund C	SSB&T CUST CON AGRA BROILER CO INC SEP IRA FBO JANET M BLACKWELL 18328 HIGHWAY 9 ARCADIA LA 71001-5311	1036.0100	41.17

a	Allianz Global Investors Solutions 2030 Fund C	Raymond James & Assoc Inc FBO CAROLYN M EISSA TTEE CAROLYN M EISSA LIV REV TRUST 1231 PAGET CT GROSSE POINTE WOODS MI 48236-2374	786.9590	31.28
a	Allianz Global Investors Solutions 2030 Fund C	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.6670	26.50

	Class D
a,b	Allianz Global Investors Solutions 2030 Fund D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	2749.5720	61.89
b	Allianz Global Investors Solutions 2030 Fund D	TD AMERITRADE, PO BOX 2226, OMAHA NE 68103-2226	718.7210	16.18
	Allianz Global Investors Solutions 2030 Fund D	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.6670	15.01
	Allianz Global Investors Solutions 2030 Fund D	NFS LLC FEBO FMT CO CUST R/O IRA FBO DAMON T MUSHA 596 ANTONIO CT LAFAYETTE CA 94549-5515	307.5030	6.92

	Institutional Class
a	Allianz Global Investors Solutions 2030 Fund Instl	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	196000.0000	93.38
b	Allianz Global Investors Solutions 2030 Fund Instl	Charles Schwab & Co Inc SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	13897.3430	6.62

	Class P
a	Allianz Global Investors Solutions 2030 Fund P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.6670	100.00

	Class R
a	Allianz Global Investors Solutions 2030 Fund R	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.6670	100.00
	Allianz Global Investors Solutions 2040 Fund

	Class A
a	Allianz Global Investors Solutions 2040 Fund A	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.6670	86.57
b	Allianz Global Investors Solutions 2040 Fund A	AMERITRADE INC FBO PO BOX 2226 OMAHA NE 68103-2226	52.1450	6.77
	Allianz Global Investors Solutions 2040 Fund A	TIMOTHY L BERGMANN SUBJECT TO BFDS TOD RULES 19609 SE 342ND ST AUBURN WA 98092-1500	41.1820	5.35

	Administrative Class
a	Allianz Global Investors Solutions 2040 Fund Admin	ALLIANZ GLOBAL INVESTORS OF AMERICA LP N 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.6670	100.00

	Class C
a	Allianz Global Investors Solutions 2040 Fund C	SSB&T CUST ROLLOVER IRA FBO MARK W PERRY 7621 FAIRWAY DR DIAMONDHEAD MS 39525-3436	790.9990	53.32
a	Allianz Global Investors Solutions 2040 Fund C	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.6670	44.94
a	Allianz Global Investors Solutions 2040 Fund D	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.6670	29.99
b	Allianz Global Investors Solutions 2040 Fund D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	530.7000	23.87
b	Allianz Global Investors Solutions 2040 Fund D	TD AMERITRADE PO BOX 2226 OMAHA NE 68103-2226	437.9520	19.70
	Allianz Global Investors Solutions 2040 Fund D	NFS LLC FEBO FMT CO CUST R/O IRA FBO ROBERT ALLEN 11712 OAKMOND RD SOUTH JORDAN UT 84095-5050	250.7940	11.28
	Allianz Global Investors Solutions 2040 Fund D	NFS LLC FEBO FMT CO CUST R/O IRA FBO AARON S BURCELL 1592 ERNESTINE LANE MOUNTAIN VIEW CA 94040-2911	174.0880	7.83
	Allianz Global Investors Solutions 2040 Fund D	NFS LLC FEBO FMT CO CUST R/O IRA FBO HILARY MUNGER BURCELL 1592 ERNESTINE LANE MOUNTAIN VIEW CA 94040-2911	163.1120	7.34

	Institutional Class
a	Allianz Global Investors Solutions 2040 Fund Instl	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	196000.0000	96.64

	Class P
a	Allianz Global Investors Solutions 2040 Fund P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.6670	100.00

	Class R
a	Allianz Global Investors Solutions 2040 Fund R	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.6670	98.65
	Allianz Global Investors Solutions 2050 Fund

	Class A
a,b	Allianz Global Investors Solutions 2050 Fund A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	729.2880	48.71
a	Allianz Global Investors Solutions 2050 Fund A	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.6670	44.52
	Allianz Global Investors Solutions 2050 Fund A	SSB&T CUST ROLLOVER IRA FBO JENNIFER M DORAN 75 3RD ST LARKSVILLE PA 18651-1907	101.4000	6.77

	Administrative Class
a	Allianz Global Investors Solutions 2050 Fund Admin	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.6670	100.00

	Class C
a	Allianz Global Investors Solutions 2050 Fund C	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.6670	100.00

	Class D
a	Allianz Global Investors Solutions 2050 Fund D	NFS LLC FEBO SWISS RE GROUP P/ADM US EMPLOYEES SAVINGS PLAN FBO ANTHONY J PELECKIS 165 E 83RD ST APT 1D NEW YORK NY 10028-2421	1145.1590	25.61
	Allianz Global Investors Solutions 2050 Fund D	NFS LLC FEBO ANTHONY J PELECKIS 165 E 83RD ST APT 1D NEW YORK NY 10028-2421	1045.4530	23.38
	Allianz Global Investors Solutions 2050 Fund D	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.6670	14.91
	Allianz Global Investors Solutions 2050 Fund D	NFS LLC FEBO FMT CO CUST R/O IRA FBO AIYAPPA M PALECANDA 2411 DAWS DRIVE APT# A BOZEMAN MT 59718-6978	616.5230	13.79
b	Allianz Global Investors Solutions 2050 Fund D	TD AMERITRADE PO BOX 2226 OMAHA NE 68103-2226	444.1150	9.93
b	Allianz Global Investors Solutions 2050 Fund D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	411.8680	9.21

	Institutional Class
a	Allianz Global Investors Solutions 2050 Fund Instl	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	196000.0000	99.80

	Class P
a	Allianz Global Investors Solutions 2050 Fund P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.6670	100.00

	Class R
a	Allianz Global Investors Solutions 2050 Fund R	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.6670	100.00

	Allianz Global Investors Solutions Core Allocation Fund

	Class A
b	Allianz Global Investors Solutions Core Allocation Fund A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	589240.1020	10.00

b	Allianz Global Investors Solutions Core Allocation Fund A	CITIGROUP GLOBAL MARKETS, INC ATTN CINDY TEMPESTA 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	445646.6390	7.57

	Administrative Class
a	Allianz Global Investors Solutions Core Allocation Fund Admin	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	1231.9550	100.00

	Class B
b	Allianz Global Investors Solutions Core Allocation Fund B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	248667.8900	7.64

	Class C
b	Allianz Global Investors Solutions Core Allocation Fund C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1341734.6720	14.65

	Class D
a	Allianz Global Investors Solutions Core Allocation Fund D	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	1232.0190	91.00
	Allianz Global Investors Solutions Core Allocation Fund D	FIRST CLEARING LLC A/C BRIAN ANTHONY FILICE 1426 MOUNTAIN AVE SANTA BARBARA CA 93101-4724	121.9170	9.00

	Institutional Class
a,b	Allianz Global Investors Solutions Core Allocation Fund Instl	Charles Schwab & Co Inc SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1705634.8030	83.09
	Allianz Global Investors Solutions Core Allocation Fund Instl	NORTHERN TRUST CO AS CUSTODIAN FBO UBS FINANCIAL SERVICES INC MASTER INVESTMENT TRUST DV PO BOX 92994 CHICAGO IL 60675-0001	228481.2090	11.13

	Class P
a,b	Allianz Global Investors Solutions Core Allocation Fund P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	164217.6570	94.95

	Class R
a	Allianz Global Investors Solutions Core Allocation Fund R	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	1232.3370	100.00

	Allianz Global Investors Solutions Growth Allocation Fund

	Class A
a	Allianz Global Investors Solutions Growth Allocation Fund A	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.6670	35.82
a	Allianz Global Investors Solutions Growth Allocation Fund A	SSB&T CUST ROLLOVER IRA FBO DANIEL J WITGEN 13701 JASON RD WESTPHALIA MI 48894-9507	571.4290	30.71
	Allianz Global Investors Solutions Growth Allocation Fund A	SSB&T CUST IRA FBO NICK GOMES 2600 SAINT CLAIR RD FALLON NV 89406-7254	207.3600	11.14
	Allianz Global Investors Solutions Growth Allocation Fund A	SSB&T CUST ROTH IRA FBO KENNETH E ROE 8116 NW 101ST ST OKLAHOMA CITY OK 73162-4106	177.9670	9.56
	Allianz Global Investors Solutions Growth Allocation Fund A	EDWARD D JONES & CO CUST FBO JOEL CLEVENGER RTH 831 3RD AVE SE SLEEPY EYE MN 56085-1813	152.1790	8.18

	Administrative Class
a	Allianz Global Investors Solutions Growth Allocation Fund Admin	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.6670	100.00

	Class C
a	Allianz Global Investors Solutions Growth Allocation Fund C	SSB&T CUST SEP IRA PETER P MCLOUGHLIN FBO PETER P MCLOUGHLIN 1925 COMMONWEALTH AVE BRIGHTON MA 02135-5976	4502.3140	56.90
	Allianz Global Investors Solutions Growth Allocation Fund C	SSB&T CUST IRA FBO TAMRA M MERCHANT 150 INLAND RIDGE WAY ATLANTA GA 30342-2067	1039.9620	13.14
	Allianz Global Investors Solutions Growth Allocation Fund C	SSB&T CUST IRA FBO TIMOTHY W MARTIN 5148 SAGE TER CANANDAIGUA NY 14424-8242	900.8660	11.38
	Allianz Global Investors Solutions Growth Allocation Fund C	SSB&T CUST ROLLOVER IRA FBO FRANCES M GONZALES 84 ORLAND RD ROCHESTER NY 14622-2203	803.2930	10.15

	Allianz Global Investors Solutions Growth Allocation Fund C	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.6670	8.42

	Class D
a	Allianz Global Investors Solutions Growth Allocation Fund D	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.6670	100.00

	Institutional Class
a	Allianz Global Investors Solutions Growth Allocation Fund Instl	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	196000.0000	100.00

	Class P
a	Allianz Global Investors Solutions Growth Allocation Fund P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.6670	100.00

	Class R
a	Allianz Global Investors Solutions Growth Allocation Fund R	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.6670	100.00

	Allianz Global Investors Solutions Retirement Income Fund

	Class A
a,b	Allianz Global Investors Solutions Retirement Income Fund A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	4175.6070	32.81
b	Allianz Global Investors Solutions Retirement Income Fund A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	2157.6520	16.96
b	Allianz Global Investors Solutions Retirement Income Fund A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	1979.6380	15.56
	Allianz Global Investors Solutions Retirement Income Fund A	SSB&T CUST ROLLOVER IRA FBO DANIEL L SHANE 1369 N KELLOGG ST GALESBURG IL 61401-1877	1365.4030	10.73
b	Allianz Global Investors Solutions Retirement Income Fund A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	753.0540	5.92
	Allianz Global Investors Solutions Retirement Income Fund A	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	684.7070	5.38

	Administrative Class
a	Allianz Global Investors Solutions Retirement Income Fund Admin	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	684.3990	100.00

	Class C
a,b	Allianz Global Investors Solutions Retirement Income Fund C	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	1163.4670	63.14
a	Allianz Global Investors Solutions Retirement Income Fund C	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	679.2650	36.86

	Class D
a,b	Allianz Global Investors Solutions Retirement Income Fund D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	793.9080	53.72
a	Allianz Global Investors Solutions Retirement Income Fund D	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	683.8420	46.28
	Institutional Class
a	Allianz Global Investors Solutions Retirement Income Fund Instl	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	201440.6050	95.29

	Class P
a	Allianz Global Investors Solutions Retirement Income Fund P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	684.5630	100.00

	Class R
a	Allianz Global Investors Solutions Retirement Income Fund R	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	681.4970	100.00

	Allianz NACM Global Equity 130/30 Fund

	Class A
a	Allianz NACM Global Equity 130/30 Fund A	SSB&T CUST IRA POST TAX IRA FBO PEDRO V MARCAL 820 W UPAS ST SAN DIEGO CA 92103-3842	3803.1880	53.86
	Allianz NACM Global Equity 130/30 Fund A	PEDRO V MARCAL 820 W UPAS ST SAN DIEGO CA 92103-3842	1227.7520	17.39
	Allianz NACM Global Equity 130/30 Fund A	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.7070	9.44
	Allianz NACM Global Equity 130/30 Fund A	SSB&T CUST ROLLOVER IRA FBO CARL J SCHNEIDER 4238 GRAHAM RD JAMESVILLE NY 13078-9769	571.8700	8.10
	Allianz NACM Global Equity 130/30 Fund A	SSB&T CUST IRA PRE TAX IRA FBO PEDRO V MARCAL 820 W UPAS ST SAN DIEGO CA 92103-3842	479.4150	6.79

	Class C
a	Allianz NACM Global Equity 130/30 Fund C	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.6770	74.80
	Allianz NACM Global Equity 130/30 Fund C	SSB&T CUST IRA FBO MARY C SLANE 5657 FAWNBROOK LN DUBLIN OH 43017-8254	204.2930	22.92

	Class D
a	Allianz NACM Global Equity 130/30 Fund D	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.7070	100.00

	Institutional Class
a	Allianz NACM Global Equity 130/30 Fund Instl	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	333533.6890	100.00

	Class P
a	Allianz NACM Global Equity 130/30 Fund P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.7950	100.00

	Allianz NACM Institutional Growth Fund

	Class A
a	Allianz NACM International Growth Fund A	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	2941.1760	66.27
	Allianz NACM International Growth Fund A	J BERNIER & B ALTOMARE TTEES CARDELLI & BERNIER FAMILY TRUST U/A DTD 10/08/2005 4805 CURLY HORSE DR CENTER VALLEY PA 18034-8775	1103.7530	24.87
	Allianz NACM International Growth Fund A	SSB&T CUST IRA FBO DAVID A LUTZ PO BOX 1401 CORTARO AZ 85652-1401	392.9120	8.85

	Class C
a	Allianz NACM International Growth Fund C	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	2941.1760	34.12
a,b	Allianz NACM International Growth Fund C	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	2541.7350	29.49
	Allianz NACM International Growth Fund C	SSB&T CUST SIMPLE IRA FOOD SUPPLY INC FBO MICHAEL S BRADSHAW 273 CONE RD ORMOND BEACH FL 32174-7918	1901.0440	22.06
	Allianz NACM International Growth Fund C	SSB&T CUST ROLLOVER IRA FBO LOIS A YEHLIK 3345 ACUMINATA DR WEST SALEM OH 44287-9105	1235.4300	14.33

	Class D
a	Allianz NACM International Growth Fund D	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	2941.1760	57.26
	Allianz NACM International Growth Fund D	SCOTTRADE INC FBO WILLIAM A LESLIE JR P O BOX 31759 ST LOUIS MO 63131-0759	808.3140	15.74
	Allianz NACM International Growth Fund D	SCOTTRADE INC FBO JEFFREY ALLEN P O BOX 31759 ST LOUIS MO 63131-0759	581.3950	11.32
	Allianz NACM International Growth Fund D	SCOTTRADE INC FBO JENNE K HOSLER IRA P O BOX 31759 ST LOUIS MO 63131-0759	319.8290	6.23

	Institutional Class
a	Allianz NACM International Growth Fund Instl	Anne T. Albright TTEE A P Guggenhaim TR DTD 7/12/2002 FBO Joseph M P Albright C/O Friedman & Huey Assoc LLP 1313 175TH ST Homewood IL 60430-4606	823280.9860	50.29
a,b	Allianz NACM International Growth Fund Instl	Charles Schwab & Co Inc SPECIAL CUST ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	775629.2280	47.38

	Class P
a	Allianz NACM International Growth Fund P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	2941.1760	100.00

	Class R
a	Allianz NACM International Growth Fund R	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	2941.1760	100.00
	Allianz NFJ Global Dividend Value Fund

	Class A
a,b	Allianz NFJ Global Dividend Value Fund A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	2810.5680	57.43
	Allianz NFJ Global Dividend Value Fund A	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	667.6230	13.64
b	Allianz NFJ Global Dividend Value Fund A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	586.8540	11.99
b	Allianz NFJ Global Dividend Value Fund A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	276.6390	5.65
b	Allianz NFJ Global Dividend Value Fund A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	276.6390	5.65
	Allianz NFJ Global Dividend Value Fund A	AMERICAN ENTERPRISE INVESTMENT SVCS FBO P.O. BOX 9446 MINNEAPOLIS MN 55474-0001	275.6340	5.63

	Class C
a,b	Allianz NFJ Global Dividend Value Fund C	CITIGROUP GLOBAL MARKETS, INC ATTN CINDY TEMPESTA 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	2759.3820	76.88
	Allianz NFJ Global Dividend Value Fund C	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.6940	18.58

	Class D
a	Allianz NFJ Global Dividend Value Fund D	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	667.4100	100.00

	Institutional Class
a	Allianz NFJ Global Dividend Value Fund Instl	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	164280.3690	100.00

	Class P
a	Allianz NFJ Global Dividend Value Fund P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	667.6460	100.00

	Allianz RCM All Horizons Fund

	Class A
a,b	Allianz RCM All Horizons Fund A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	4091.6530	82.58
	Allianz RCM All Horizons Fund A	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	668.1510	13.49

	Class C
a,b	Allianz RCM All Horizons Fund C	AMERITRADE INC FBO PO BOX 2226 OMAHA NE 68103-2226	1112.4310	41.98
a,b	Allianz RCM All Horizons Fund C	AMERITRADE INC FBO PO BOX 2226 OMAHA NE 68103-2226	667.4590	25.19
a	Allianz RCM All Horizons Fund C	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.7690	25.16
	Allianz RCM All Horizons Fund C	SSB&T CUST SEP IRA COMOTION FILMS FBO BRADLEY D CROSBY 316 GRANT PARK PL SE ATLANTA GA 30315-1428	202.9980	7.66

	Class D
a	Allianz RCM All Horizons Fund D	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	668.1510	84.67

b	Allianz RCM All Horizons Fund D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	120.9680	15.33

	Institutional Class
a	Allianz RCM All Horizons Fund Instl	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	134083.5910	100.00

	Class P
a	Allianz RCM All Horizons Fund P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	669.7870	100.00

	Allianz RCM Disciplined Equity Fund

	Class C
	Allianz RCM Disciplined Equity Fund C	NFS LLC FEBO JPMORGAN CHASE BANK TRAD CUST IRA OF RANA J KHAN 3722 AUGUSTA LN ELKHART IN 46517-3854	5199.2460	11.59
	Allianz RCM Disciplined Equity Fund C	JIMMIE B TODD TTEE MONTGOMERY FAMILY TR FBO JUDITH ANN MONTGOMERY U/A DTD 1-26-97 3800 E 42ND ST STE 409 ODESSA TX 79762-5928	4212.0550	9.39
	Allianz RCM Disciplined Equity Fund C	SSB&T CUST IRA FBO KAREN A SWEET 7 BONAD RD STONEHAM MA 02180-2204	3478.0170	7.75

	Class D
a,b	Allianz RCM Disciplined Equity Fund D	TD AMERITRADE PO BOX 2226 OMAHA NE 68103-2226	2336.7190	66.65
	Allianz RCM Disciplined Equity Fund D	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	680.9490	19.42
	Allianz RCM Disciplined Equity Fund D	LPL FINANCIAL SERVICES A/C TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	411.1840	11.73

	Institutional Class
a	Allianz RCM Disciplined Equity Fund Instl	ALLIANZ FUNDS MULTI-STRATEGY TR BEHALF OF AGI SOL CORE ALLOCATION FUND AGI SOLUTIONS 600 W BROADWAY SAN DIEGO CA 92101-3311	434610.3490	57.79
a	Allianz RCM Disciplined Equity Fund Instl	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	204703.6030	27.22

	Class P
a	Allianz RCM Disciplined Equity Fund P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP \ 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	681.9600	100.00

	Allianz RCM Global EcoTrends Fund

	Class A
a,b	Allianz RCM Global EcoTrends Fund A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2558939.2050	60.89
	Allianz RCM Global EcoTrends Fund A	MORGAN STANLEY &CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FL JERSEY CITY NJ 07311	290603.3160	6.91

	Class C
a,b	Allianz RCM Global EcoTrends Fund C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	142058.2210	40.50

	Class D
a,b	Allianz RCM Global EcoTrends Fund D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	6018.2020	34.48
b	Allianz RCM Global EcoTrends Fund D	TD AMERITRADE, PO BOX 2226 OMAHA NE 68103-2226	2733.9560	15.66
b	Allianz RCM Global EcoTrends Fund D	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	2540.8350	14.56
b	Allianz RCM Global EcoTrends Fund D	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	1100.1490	6.30
	Allianz RCM Global EcoTrends Fund D	NFS LLC FEBO DAISY KD CARLSON 25 LOCKE LANE MILL VALLEY CA 94941-2112	992.5560	5.69

	Institutional Class
a	Allianz RCM Global EcoTrends Fund Instl	STATE STREET BANK & TRUST CO CUST CONNIE L GORDON ROTH CONV 129 RIO VISTA CIR DURANGO CO 81301-4379	496.6330	43.15

a	Allianz RCM Global EcoTrends Fund Instl	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	316.7560	27.52
b	Allianz RCM Global EcoTrends Fund Instl	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	259.6050	22.56
	Allianz RCM Global EcoTrends Fund Instl	MITRA & CO FBO NJ C/O M & I TRUST CO NA ATTN MF 11270 W PARK PL STE 400 MILWAUKEE WI 53224-3638	77.8450	6.76

	Class P
a,b	Allianz RCM Global EcoTrends Fund P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	307103.8090	77.19
	Allianz RCM Global EcoTrends Fund P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	86108.1770	21.64

	Allianz RCM Global Water Fund

	Class A
a,b	Allianz RCM Global Water Fund A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2212571.5090	73.29

	Class C
a,b	Allianz RCM Global Water Fund C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2149593.0470	75.91
	Allianz RCM Global Water Fund C	MORGAN STANLEY &CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FL JERSEY CITY NJ 07311	171476.3690	6.06
	Allianz RCM Global Water Fund C	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	160250.5300	5.66

	Class D
a	Allianz RCM Global Water Fund D	NFS LLC FEBO FMT CO CUST R/O IRA FBO FRED E TRAUTMANN 15 BEVERIDGE RD MAHWAH NJ 07430-1406	2649.0070	29.28
b	Allianz RCM Global Water Fund D	TD AMERITRADE FBO PO BOX 2226 OMAHA NE 68103-2226	1689.2100	18.67
	Allianz RCM Global Water Fund D	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	1030.1190	11.39
	Allianz RCM Global Water Fund D	NFS LLC FEBO FMTC TTEE UPS/IPA MPP PLAN FBO ALLEN DRAKE 3380 LA SIERRA AVE STE 104 RIVERSIDE CA 92503-5225	1015.1210	11.22
	Allianz RCM Global Water Fund D	VANGUARD BROKERAGE SERVICES A/C PO BOX 1170 VALLEY FORGE PA 19482-1170	693.4810	7.66
	Allianz RCM Global Water Fund D	VANGUARD BROKERAGE SERVICES A/C PO BOX 1170 VALLEY FORGE PA 19482-1170	682.1280	7.54
	Allianz RCM Global Water Fund D	NFS LLC FEBO FMTC CUST ROTH IRA FBO THOMAS D COHEN 520 E 20TH ST NEW YORK NY 10009-8311	678.4260	7.50
	Allianz RCM Global Water Fund D	NFS LLC FEBO FMT CO CUST R/O IRA FBO DIANA F SHARON 2348 FAIRVIEW AVE E #201 SEATTLE WA 98102-3347	463.5760	5.12

	Institutional Class
a,b	Allianz RCM Global Water Fund Instl	LPL FBO LPL CUSTOMERS 1 BEACON ST FL 22 BOSTON MA 02108-3107	1383.4340	48.22
a	Allianz RCM Global Water Fund Instl	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	1155.4980	40.28
	Allianz RCM Global Water Fund Instl	MITRA & CO FBO NJ C/O M & I TRUST CO NA ATTN MF 11270 W PARK PL STE 400 MILWAUKEE WI 53224-3638	265.8760	9.27

	Class P
a,b	Allianz RCM Global Water Fund P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1256790.9550	82.21
	Allianz RCM Global Water Fund P	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	228405.8810	14.94

	Allianz RCM International Opportunities Fund

	Class A
a	Allianz RCM International Opportunities Fund A	SSB&T CUST ROLLOVER IRA FBO MARK R MASON 7602 PAGENT WICHITA KS 67206-2150	2037.4900	61.76
	Allianz RCM International Opportunities Fund A	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	670.2390	20.32
	Allianz RCM International Opportunities Fund A	EDWARD D JONES & CO CUSTODIAN FBO CATHERINE M GARRISON IRA 1177 WOODFORD LN GARDNERVILLE NV 89460-9616	398.4060	12.08

	Class C
a	Allianz RCM International Opportunities Fund C	RAYMOND JAMES & ASSOC INC CSDN FBO MICHAEL T OBERDICK IRA MENLO PARK TERRACE 152 ETHEL ST METUCHEN NJ 08840-2944524	850.3400	33.05
a	Allianz RCM International Opportunities Fund C	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	667.4550	25.94
	Allianz RCM International Opportunities Fund C	STIFEL NICOLAUS & CO INC A/C ALAN E SUESKIND AND 501 NORTH BROADWAY ST LOUIS MO 63102-2131	543.1850	21.11
	Allianz RCM International Opportunities Fund C	SSB&T CUST ROLLOVER IRA FBO SARAH L WEILER 3919 E 104TH ST KANSAS CITY MO 64137-1512	390.4080	15.17

	Class D
a	Allianz RCM International Opportunities Fund D	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	670.2520	100.00

	Institutional Class
a	Allianz RCM International Opportunities Fund Instl	ALLIANZ FUNDS MULTI-STRATEGY TR BEHALF OF AGI SOL CORE ALLOCATION FUND AGI SOLUTIONS 600 W BROADWAY SAN DIEGO CA 92101-3311	520604.5530	58.64
a	Allianz RCM International Opportunities Fund Instl	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	268699.2000	30.26

	Class P
a	Allianz RCM International Opportunities Fund P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	671.2010	100.00

APPENDIX C

ALLIANZ FUNDS MULTI-STRATEGY TRUST (THE “TRUST”)

PROXY VOTING POLICY

1.	It is the policy of the Trust that proxies should be voted in the interest of the shareholders of the appropriate fund, as determined by those who are in the best position to make this determination. The Trust believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	The Trust, for each fund advised by Allianz Global Investors Fund Management LLC (“AGIFM”), delegates the responsibility for voting proxies to AGIFM, which will in turn delegate such responsibility to the sub-adviser of the particular fund. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. Summaries of the detailed proxy voting policies of the Trust’s current sub-advisers are set forth in Appendix B attached hereto. Such summaries may be revised from time to time to reflect changes to the sub-advisers’ detailed proxy voting policies.

3.	The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a fund of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the Board of the Trust promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 12 of Form N-1A; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.	This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser of a fund of the Trust with proxy voting authority for a fund, shall be made available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on the Trust’s website at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and a summaries of the detailed proxy voting policies of each sub-adviser with proxy voting authority shall also be included in the Trust’s Statement of Additional Information.

Appendix A to Proxy Voting Policy

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

PROXY VOTING POLICY SUMMARY

1.	It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund of Allianz Funds Multi-Strategy Trust that it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.	The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

6.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 12 of Form N-1A; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

7.	This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Statement of Additional Information for the relevant fund.

Appendix B to Proxy Voting Policy

RCM CAPITAL MANAGEMENT LLC (“RCM”)

DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES

In cases where RCM has authority to vote its clients’ proxies, such proxies are voted in a manner consistent with its clients’ best interests. RCM’s primary objectives are to honor its fiduciary duties to its clients and vote with regard to enhancing shareholder wealth and voting power.

Written proxy policies and procedures (the “Proxy Guidelines”) have been established by RCM’s Proxy Committee, which includes investment, compliance and operations personnel. The Proxy Guidelines are reasonably designed to ensure that RCM is voting in the best interest of its clients. The Proxy Guidelines reflect RCM’s general voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, and changes to a portfolio company’s capital structure and corporate governance. For example, RCM generally votes against proposals that contain term limits for directors and generally opposes proposals to institute supermajority voting requirements relating to business combinations. Most issues will require a case-by-case analysis.

RCM reviews the proxy statement, third-party proxy research provided by Institutional Shareholder Services (a proxy voting service) and other information it believes relevant when determining how to vote a proxy in accordance with its Proxy Guidelines. If the Proxy Guidelines do not address a particular voting issue, RCM’s Proxy Specialist will consult the analyst who covers the security or the Proxy Committee to determine how to vote the proxy. The Proxy Committee meets annually to review the Proxy Guidelines and determine whether any revisions are appropriate.

RCM may refrain from voting under certain circumstances. These circumstances may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner’s ability to exercise votes, or 5) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a reasonable-efforts basis.

Proxy voting in certain countries requires “share blocking.” To vote proxies in such countries, shareholders must deposit their shares shortly before the date of the meeting with a designated depositary and the shares are then restricted from being sold until the meeting has taken place and the shares are returned to the shareholders’ custodian banks. Absent compelling reasons, RCM believes the benefit to its clients of exercising voting rights does not outweigh the potential negative effects of not being able to sell the shares. Therefore, if share blocking is required RCM generally abstains from voting.

Conflicts of Interest. RCM may have conflicts of interest that can affect how it votes its clients’ proxies. For example, RCM or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Committee is responsible for analyzing potential conflicts of interest and determining how they should be addressed. RCM may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, RCM may reach different voting decisions for different clients. RCM shall not vote shares held in one client’s account in a manner designed to benefit or accommodate any other client.

NICHOLAS-APPLEGATE CAPITAL MANAGEMENT LLC (“NACM”)

DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES

NACM votes proxies on behalf of its clients pursuant to its written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”), unless a client requests otherwise. The Proxy Guidelines are designed to honor NACM’s fiduciary duties to its clients and protect and enhance its clients’ economic welfare and rights.

The Proxy Guidelines are established by a Proxy Committee consisting of executive, investment, sales, marketing, compliance and operations personnel. The Proxy Guidelines reflect NACM’s normal voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, changes to a portfolio company’s capital structure and corporate governance. For example, NACM generally votes for proposals to declassify boards and generally supports proposals that remove restrictions on shareholders’ ability to call special meetings independently of management. Some issues will require a case-by-case analysis.

The Proxy Guidelines largely follow the recommendations of Glass, Lewis & Co. LLC (“Glass Lewis”), an investment research and proxy advisory firm. The Proxy Guidelines may not apply to every situation and NACM may vote differently than specified by the Proxy Guidelines and/or contrary to Glass Lewis’ recommendation if NACM reasonably determines that to do so is in its clients’ best interest. Any variance from the Proxy Guidelines is documented.

In the case of a potential conflict of interest, NACM’s Proxy Committee will be responsible for reviewing the potential conflict and will have the final decision as to how the relevant proxy should be voted.

Under certain circumstances, NACM may in its reasonable discretion refrain from voting clients’ proxies due to cost or other factors.

NFJ INVESTMENT GROUP (“NFJ”)

DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES

NFJ typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, NFJ’s primary objective is to make voting decisions solely in the best economic interests of its clients. NFJ will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

NFJ has adopted written Proxy Voting Policies and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that it is voting in the best interest of its clients. The Proxy Guidelines reflect NFJ’s general voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, changes to a portfolio company’s capital structure and corporate governance. For example, NFJ generally votes for proposals to declassify boards and generally opposes proposals to institute supermajority voting requirements relating to business combinations. In addition, because Proxy Guidelines cannot anticipate all situations and the surrounding facts of each proxy issue, some proxy issues may require a case-by-case analysis (whether or not required by the Proxy Guidelines) and may result in a vote being cast that will deviate from the Proxy Guidelines.

In accordance with the Proxy Guidelines, NFJ may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote the proxy. NFJ may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product. In addition, NFJ may refrain from voting a proxy on behalf of its clients’ accounts in certain circumstances, for example, due to de-minimis holdings, impact on the portfolio, items relating to foreign issuers (including ADRs), timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, NFJ may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on NFJ’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on a foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

NFJ advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender unless the loan is recalled prior to the record date for the vote. NFJ will request that clients notify NFJ in writing if the client has decided to participate in a securities lending program. If a client has decided to participate in a securities lending program, NFJ will generally not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. If the client who participates in a securities lending program requests, NFJ will use reasonable efforts to request the client recall the loaned securities for voting if NFJ has knowledge that the proxy involves a material event (as determined by NFJ) effecting the loaned securities in time to recall and vote the loaned securities.

The ability to timely recall shares for proxy voting purposes is not within the control of NFJ and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time to be voted may not be possible due to applicable proxy voting record dates, the timing of receipt of information and administrative considerations. Accordingly, efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

To assist in the proxy voting process, NFJ may retain an independent third party service provider to assist in providing research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided offer a variety of proxy-related services to assist in NFJ’s handling of proxy voting responsibilities.

Conflicts of Interest. NFJ may have conflicts of interest that can affect how it votes its clients’ proxies. For example, NFJ or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which NFJ votes its clients’ proxies. In order to ensure that all material conflicts of interest are handled appropriately while carrying out its obligation to C-8 vote proxies, NFJ’s Proxy Committee has established procedures addressing how NFJ identifies and resolves any material conflicts of interest with its clients.

ALLIANZ GLOBAL INVESTORS SOLUTIONS LLC (“AGI SOLUTIONS”)

DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES

AGIS votes proxies on behalf of its clients pursuant to its written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”), unless a client requests otherwise and except as provided in the Proxy Guidelines. The Proxy Guidelines are designed to honor AGIS’ fiduciary duties to its clients and protect and enhance its clients’ economic welfare and rights.

The Proxy Guidelines are established by a Proxy Committee. The Proxy Guidelines reflect AGIS’ normal voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, changes to a portfolio company’s capital structure and corporate governance. For example, AGIS generally votes for proposals to declassify boards and generally supports proposals that remove restrictions on shareholders’ ability to call special meetings independently of management. Some issues will require a case-by-case analysis.

The Proxy Guidelines largely follow the recommendations of Glass, Lewis & Co. LLC (“Glass Lewis”), an investment research and proxy advisory firm. The Proxy Guidelines may not apply to every situation and AGIS may vote differently than specified by the Proxy Guidelines and/or contrary to Glass Lewis’ recommendation if AGIS reasonably determines that to do so is in its clients’ best interest. Any variance from the Proxy Guidelines is documented. In the case of a potential conflict of interest, AGIS’ Proxy Committee will be responsible for reviewing the potential conflict and will have the final decision as to how the relevant proxy should be voted.

Under certain circumstances, AGIS may in its reasonable discretion refrain from voting clients’ proxies due to cost or other factors.

APPENDIX D

Procedures for Shareholders to Submit Nominee Candidates

A shareholder of a Fund must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to a Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund. Once each quarter, if any Shareholder Recommendations have been received by the Secretary during the quarter, the Secretary will inform the Committee of the new Shareholder Recommendations. Because the Fund does not hold annual or other regular meetings of shareholders for the purpose of electing Directors/Trustees, the Committee will accept Shareholder Recommendations on a continuous basis.

2.	All Shareholder Recommendations properly submitted to a Fund will be held by the Secretary until such time as (i) the Committee convenes to consider candidates to fill Board vacancies or newly created Board positions (a “Director/Trustee Consideration Meeting”) or (ii) the Committee instructs the Secretary to discard a Shareholder Recommendation following a Director/Trustee Consideration Meeting or an Interim Evaluation (as defined below).

3.	At a Director/Trustee Consideration Meeting, the Committee will consider each Shareholder Recommendation then held by the Secretary. Following a Director/Trustee Consideration Meeting, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

4.	A Committee may, in its discretion and at any time, convene to conduct an evaluation of validly submitted Shareholder Recommendations (each such meeting, an “Interim Evaluation”) for the purpose of determining which Shareholder Recommendations will be considered at the next Director/Trustee Consideration Meeting. Following an Interim Evaluation, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

5.	The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the number of shares of (and class) of the Fund(s) owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Directors/Trustees or Directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director/Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the number of shares of (and class) of the Fund(s) owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.

D-1

APPENDIX E

The following is a brief summary of the principal investments and strategies and principal risks of each of the Underlying Funds in which the Allianz Global Investors Solutions Funds may invest. Some of the Underlying Funds invest primarily in equity securities and are called Underlying Stock Funds while other Underlying Funds invest primarily in fixed income securities (including money market instruments) and are called Underlying Bond Funds. The summaries are based solely on information contained in the Institutional Class prospectuses of each Underlying Fund, as filed with the Securities and Exchange Commission, as of a recent date. These summaries are for convenient reference only and are qualified in their entirety by reference to the current prospectuses and statements of additional information of each Underlying Fund, and the Trust disclaims any obligation to update them in the event the information in the applicable Underlying Fund prospectus changes. The principal investments and strategies and principal risks of the Underlying Funds may change following the date of this Statement of Additional Information, and investors should refer to the prospectuses of the Trust, Allianz Funds and PIMCO Funds and the Statements of Additional Information of the Trust, Allianz Funds and PIMCO Funds for the most current information regarding the Underlying Funds.

The Allianz Global Investors Solutions Funds may be subject to each of the principal risks of the Underlying Funds. Descriptions of certain of these risks can be found in the “Summary of Principal Risks” of their prospectuses. In addition, the Allianz Global Investors Solutions Funds may be subject to the following risks:

Eco-Sectors Related Risk

For an Underlying Fund that focuses its investments in companies that have exposure, directly or indirectly, to one or more of the EcoEnergy, Pollution Control and Clean Water sectors that comprise the Eco-Sectors, events or factors affecting companies in the Eco-Sectors will have a greater effect on, and may more adversely affect, the Underlying Fund than they would with respect to a fund that is more diversified among a number of unrelated sectors and industries.

Companies in the Eco-Sectors may be particularly susceptible to such factors as environmental protection regulatory actions, other international political and economic developments, changes in government subsidy levels, environmental conservation practices, changes in taxation and other government regulations, and increased costs associated with compliance with environmental or other regulations. There are substantial differences between the environmental and other regulatory practices and policies in various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. Other economic and market developments that may significantly affect companies in the Eco-Sectors include, without limitation, inflation, rising interest rates, fluctuations in commodity prices, raw material costs and other operating costs, and competition from new entrants into the Eco-Sectors.

The Eco-Sectors, on the whole, are newly developing and strongly influenced by technological changes. The Eco-Sectors can be significantly affected by the level and volatility of technological change in industries focusing on energy, pollution and environmental control. In particular, technological advances can render an existing product, which may account for a substantial portion of a company’s revenue, obsolete. Product development efforts in the Eco-Sectors may not result in viable commercial products, and companies in the Eco-Sectors typically bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Many companies in the Eco-Sectors are in the early stages of operation and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in companies in the Eco-Sectors tends to be considerably more volatile than that of companies in more established sectors and industries.

Each of the sectors that comprise the Eco-Sectors is susceptible to particular risks, including those described below. Companies in the EcoEnergy sector may be adversely affected by the increased use of, or decreases in prices for, oil and other fossil fuels. This risk may be particularly acute because oil prices are at historically high levels and may decline substantially and/or abruptly. Changes in energy conservation practices and the demand for renewable energy may also significantly impact the EcoEnergy sector. Companies in the Pollution Control sector are particularly susceptible to changes in regulatory controls on, and international treaties with respect to, the production or containment of pollutants. Changes in market practices and regulatory conditions surrounding recycling and other waste management techniques may significantly affect the demand for products and services of companies in the Pollution Control sector. Scientific developments, such as breakthroughs in the remediation of global warming or changing sentiments about the deleterious effects of pollution, may also affect practices with respect to pollution control, which could in turn impact companies in the Pollution Control sector. Companies in the Clean Water sector are susceptible to changes in investment in water purification technology globally, and a slackening in the pace of new infrastructure projects in developing or developed countries may constrain such companies’ abilities to grow in global markets. Other reductions in demand for clean water, such as significant decreases in world population or increased availability of potable water in arid regions, may reduce demand for products and services provided by companies in the Clean Water sector.

To the extent an Underlying Fund focuses its assets in the Eco-Sectors, it invests in companies that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to various events and other factors. To the extent an Underlying Fund focuses a significant portion of its assets in any particular industry within the Eco-Sectors, it is further subject to focused investment risk and is more susceptible to events or factors affecting companies in that particular industry.

An Underlying Fund may also have focused investment risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region. Prolonged drought, floods, weather, disease and other natural disasters, as well as war and political instability, may significantly reduce the ability of companies in the Eco-Sectors to maintain or expand their operations or their marketing efforts in affected countries or geographic regions. See “Non-U.S. Investment Risk” and “Emerging Markets Risk.” To the extent an Underlying Fund invests in companies that derive substantial revenues from activities outside the Eco-Sectors, those investments may be significantly affected by developments in other industries in which such companies are active. See “Equity Securities Risk” and “Market Risk.”

European Concentration Risk

When a Fund holds or obtains exposure to European securities or indices of securities, it may be affected significantly by economic, regulatory or political developments affecting European issuers. All countries in Europe may be significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union. Eastern European markets are relatively undeveloped and may be particularly sensitive to economic and political events affecting those countries.

Far Eastern (excluding Japan) Concentration Risk

A Fund that holds or obtains exposure to Far Eastern (excluding Japanese) securities or indices of securities may be affected significantly by economic, regulatory or political developments affecting Far Eastern issuers. The economies and financial markets of some Far Eastern countries have been erratic in recent years, and several countries’ currencies have fluctuated in value relative to the U.S. dollar. The trading volume on some Far Eastern stock exchanges is much lower than in the United States, making the securities of issuers traded thereon less liquid and more volatile than similar U.S. securities. Politically, several Far Eastern countries are still developing and could de-stabilize. In addition, it is possible that governments in the region could take action adverse to Far Eastern issuers, such as nationalizing industries or restricting the flow of money in and out of their countries.

Japanese Concentration Risk

An Underlying Fund that holds or obtains exposure to Japanese securities or indices of securities may be affected significantly by economic, regulatory or political developments affecting Japanese issuers. The Japanese economy, after achieving high growth in the 1980s, faltered dramatically in the 1990s. While Japan’s recent economic performance has shown improvements with positive GDP growth, the Japanese government continues to deal with high tax and unemployment rates, unstable banking and financial service sectors, and low consumer spending. Should any or all of these problems persist or worsen, an Underlying Fund invested in such securities could be adversely affected. A small number of industries, including the electronic machinery industry, comprise a large portion of the Japanese market, and therefore weakness in any of these industries could have profound negative impact on the entire market. In addition, Japan has few natural resources; its economy is heavily dependent on foreign trade and so it is vulnerable to trade sanctions or other protectionist measures taken by its trading partners.

PIMCO CommodityRealReturn Strategy Fund Risk

The PIMCO CommodityRealReturn Strategy Fund®, an Underlying Bond Fund in which each Fund may invest, gains exposure to the commodities markets through investments in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures. The PIMCO CommodityRealReturn Strategy Fund will also gain exposure indirectly to commodity markets by investing in the PIMCO Cayman Commodity Fund I Ltd., a wholly-owned subsidiary of the PIMCO CommodityRealReturn Strategy Fund organized under the laws of the Cayman Islands (“the Subsidiary”). The Subsidiary is advised by PIMCO, and has the same investment objective as the PIMCO CommodityRealReturn Strategy Fund. The Subsidiary may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions of the PIMCO CommodityRealReturn Strategy Fund.

In order for the PIMCO CommodityRealReturn Strategy Fund to qualify as a regulated investment company under Subchapter M of the Code, it must derive at least 90 percent of its gross income each year from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued revenue rulings to the effect, first, that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code, and subsequently, that it is possible that certain alternative investment instruments (including certain commodity index-linked notes) creating commodity exposure produce qualifying income under the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS has also issued another private letter ruling in which the IRS specifically concluded that income derived from a fund’s investment in a foreign subsidiary that invests in commodity-linked derivatives will also constitute qualifying income.

Based on such rulings, the PIMCO CommodityRealReturn Strategy Fund seeks to gain exposure to the commodity markets through investments in commodity index-linked notes and through investments in the Subsidiary, in which the PIMCO

CommodityRealReturn Strategy Fund may invest no more than 25% of the value of its total assets. The PIMCO CommodityRealReturn Strategy Fund’s intention of qualifying as a regulated investment company may limit the variety and/or terms of the commodity index-linked notes in which that Fund may invest. The PIMCO CommodityRealReturn Strategy Fund’s investment in commodity-linked swaps and other commodity-linked derivatives may also be limited by that Fund’s intention of qualifying as a regulated investment company.

The use of commodity index-linked notes involves specific risks. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment. These notes expose the PIMCO CommodityRealReturn Strategy Fund economically to movements in commodity prices. These notes are also subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, the PIMCO CommodityRealReturn Strategy Fund may receive more or less principal than it originally invested. The PIMCO CommodityRealReturn Strategy Fund may receive interest payments on the note that are more or less than the stated coupon interest payments. The PIMCO CommodityRealReturn Strategy Fund will continue to seek ways to make use of other commodity-linked derivative instruments, including swap agreements, commodity options, futures, options on futures and alternative structures within the PIMCO CommodityRealReturn Strategy Fund to gain exposure to commodity markets in a way consistent with maintaining that Fund’s status as a regulated investment company under Subchapter M of the Code.

Water-Related Risk

An Underlying Fund, RCM Global Water Fund, focuses its investments in companies that are substantially engaged in water-related activities. Events or factors affecting the sector consisting of companies engaged in such activities (the “water-related resource sector”) will have a greater effect on, and may more adversely affect, the Underlying Fund than they would with respect to a fund that is more diversified among a number of unrelated sectors and industries.

Companies in the water-related resource sector may be significantly affected by events relating to international political and economic developments, water conservation, the success of exploration projects, commodity prices and tax and other government regulations. There are substantial differences between the water-related, environmental and other regulatory practices and policies in various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. Other economic and market developments that may significantly affect companies in the water-related resource sector include, without limitation, inflation, rising interest rates, fluctuations in commodity prices, raw material costs and other operating costs, and competition from new entrants into the sector.

Companies in the water-related resource sector are susceptible to changes in investment in water purification technology globally, and a slackening in the pace of new infrastructure projects in developing or developed countries may constrain such companies’ ability to grow in global markets. Other reductions in demand for clean water, such as significant decreases in world population or increased availability of potable water in arid regions, may reduce demand for certain products and services provided by companies in the water-related resource sector.

While the water-related resource sector includes established and mature companies, portions of the sector are newly developing and strongly influenced by technological changes. The sector can be significantly affected by the level and volatility of technological change in industries focusing on the quality or availability of or demand for potable and non-potable water. In particular, technological advances can render an existing product, which may account for a substantial portion of a company’s revenue, obsolete. Product development efforts by companies in the sector that are focused on developing newer technologies may not result in viable commercial products, and such companies in the sector typically bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Many companies in the sector are in the early stages of operation and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in companies in the water-related resource sector tends to be considerably more volatile than that of companies in more established sectors and industries.

Underlying Funds that focus on the water-related resource sector invest in companies that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to various events and other factors. To the extent it focuses a significant portion of its assets in any particular industry within the water-related resource sector, the Underlying Fund is further subject to focused investment risk and is more susceptible to events or factors affecting companies in that particular industry. See “Focused Investment Risk.”

The Underlying Fund may also have focused investment risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region. Prolonged drought, floods, weather, disease and other natural disasters, as well as war and political instability, may significantly reduce the ability of companies in the water-related resource sector to maintain or expand their operations or their marketing efforts in affected countries or geographic regions. See “Non-U.S. Investment Risk” and “Emerging Markets Risk.”

To the extent the Underlying Fund invests in companies that derive substantial revenues from activities outside the water-related resource sector, those investments may be significantly affected by developments in other industries in which such companies are active. See “Equity Securities Risk” and “Market Risk.”

CCM Capital Appreciation Fund	Ticker Symbols: PAPIX (Inst. Class) PICAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks growth of capital Fund Category Growth Stocks	Fund Focus Larger capitalization common stocks Approximate Number of Holdings 75-95	Approximate Primary Capitalization Range $3 billion or more Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of $3 billion or more that have improving fundamentals (based on growth criteria) and whose stock the portfolio management team believes to be reasonably valued by the market (based on value criteria).

In making investment decisions for the Fund, the portfolio management team considers companies in the Russell 1000 Index and the S&P 500 Index. The team ranks the stocks in this universe based on a series of growth criteria, such as the change in consensus earnings estimates over time, the company’s history in meeting earnings targets, and improvements in return on equity, and also value criteria, such as earnings quality and price-to-earnings ratios. The team then selects individual stocks by subjecting the most attractively ranked stocks in the universe to an analysis of company factors, such as strength of management, competitive industry position and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions.

The portfolio management team re-ranks the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team may look to sell a stock when company or industry fundamentals deteriorate, when it has negative earnings surprises, or when company management lowers expectations or guidance for sales or earnings. A position may also be reduced if the team believes its weighting should be reduced or if an alternative investment is deemed to be more attractive.

The Fund intends to be fully invested in common stocks (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions. The Fund may also invest a portion of its assets in real estate investment trusts (REITs).

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

	• Market Risk • Issuer Risk • Equity Securities Risk	• Credit Risk • Focused Investment Risk • Liquidity Risk	• Management Risk • REIT Risk • Turnover Risk

CCM Emerging Companies Fund	Ticker Symbols: PMCIX (Inst. Class) PMGAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital Fund Category Growth Stocks	Fund Focus Smaller capitalization common stocks Approximate Number of Holdings 75-120	Approximate Primary Capitalization Range At least $100 million and at or below the highest capitalization of companies represented in the Russell 2000 Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of U.S. companies with smaller market capitalizations (which the portfolio management team currently defines as companies with market capitalizations of at least $100 million and at or below the highest market capitalization of companies represented in the Russell 2000 Index ($3.6 billion as of September 30, 2009)) that have improving fundamentals (based on growth criteria) and whose stock the team believes to be reasonably valued by the market (based on value criteria).

The portfolio management team defines “emerging companies” as companies it believes have improving fundamentals and whose stock is reasonably valued by the market. Although emerging companies may potentially be found in any market capitalization, in making investment decisions for the Fund, the team primarily considers U.S. companies with smaller market capitalizations, as described above. The team ranks the stocks in this universe based on a series of growth criteria, such as the change in consensus earnings estimates over time, the company’s history in meeting earnings targets and improvements in return on equity, and also value criteria, such as earnings quality and price-to-earnings ratios. The team then subjects the most attractively ranked companies in the universe to an analysis of company factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability, and normally selects individual stocks for the Fund from among the smaller capitalization companies identified in this analysis. The team may interview company management in making investment decisions.

The portfolio management team re-ranks the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team may look to sell a stock when company or industry fundamentals deteriorate, when the company has negative earnings surprises, or when company management lowers expectations or guidance for sales or earnings. A position may also be reduced if the team believes its weighting should be reduced or if an alternative investment is deemed to be more attractive. The Fund expects to invest a substantial portion of its assets in the securities of companies with smaller market capitalizations, as described above, and may invest in securities issued in initial public offerings (IPOs).

The Fund intends to be fully invested in common stocks (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions. The Fund may utilize stock index futures contracts. The Fund may also invest a portion of its assets in real estate investment trusts (REITs).

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk • Credit Risk	• Derivatives Risk • Focused Investment Risk • IPO Risk • Leveraging Risk	• Liquidity Risk • Management Risk • REIT Risk • Turnover Risk

CCM Focused Growth Fund	Ticker Symbols: AFGIX (Inst. Class) ALADX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital Fund Category Growth Stocks	Fund Focus Common stocks of companies in the Russell 1000 Growth Index Approximate Number of Holdings 35-45	Approximate Primary Capitalization Range $100 million or more Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of companies in the Russell 1000 Growth Index with market capitalizations of at least $100 million. The portfolio management team ranks the stocks in this universe based on a series of growth criteria, such as the changes in consensus earnings estimates over time, the company’s history in meeting earnings targets, and improvements in return on equity, and also value criteria, such as earnings quality and price-to-earnings ratios. The team then selects individual stocks by subjecting the most attractively ranked stocks in the universe to an analysis of company factors, such as strength of management, competitive industry position and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions.

The portfolio management team re-ranks the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team may look to sell a stock when company or industry fundamentals deteriorate, when it has negative earnings surprises, or when company management lowers expectations or guidance for sales or earnings. A position may also be reduced if the team believes its weighting should be reduced or if an alternative investment is deemed to be more attractive. At times, depending on market and other conditions, the Fund may invest a substantial portion of its assets in a small number of issuers, business sectors or industries.

The Fund intends to be fully invested in common stocks (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions. The Fund may also invest a portion of its assets in real estate investment trusts (REITs).

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk	• Credit Risk • Focused Investment Risk • Liquidity Risk	• Management Risk • REIT Risk • Turnover Risk

CCM Mid-Cap Fund	Ticker Symbols: PMGIX (Inst. Class) PMCGX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks growth of capital Fund Category Growth Stocks	Fund Focus Medium capitalization common stocks Approximate Number of Holdings 75-95	Approximate Primary Capitalization Range Same as the Russell Midcap Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of companies with medium market capitalizations. The Fund currently defines medium market capitalization companies as those with a market capitalization within the market capitalization range of the companies represented in the Russell Midcap Index (between $474 million and $15.4 billion as of September 30, 2009).

The portfolio management team ranks the stocks in this universe based on a series of growth criteria, such as the change in consensus earnings estimates over time, the company’s history in meeting earnings targets, improvements in return on equity, and also value criteria, such as earnings quality and price-to-earnings ratios. The team then selects individual stocks by subjecting the most attractively ranked stocks in the universe to an analysis of company factors, such as strength of management, competitive industry position and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions.

The portfolio management team re-ranks the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team may look to sell a stock when company or industry fundamentals deteriorate, when it has negative earnings surprises, or when company management lowers expectations or guidance for sales or earnings. A position may also be reduced if the team believes its weighting should be reduced or if an alternative investment is deemed to be more attractive.

The Fund intends to be fully invested in common stocks (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions. The Fund may also invest a portion of its assets in real estate investment trusts (REITs).

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk	• Credit Risk • Focused Investment Risk • Liquidity Risk	• Management Risk • REIT Risk • Turnover Risk

NACM Emerging Markets Opportunities Fund	Ticker Symbols: AOTIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category International Stocks	Fund Focus Emerging market stocks Approximate Number of Holdings 100-150	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in securities of companies that are tied economically to countries with emerging securities markets - that is, countries with securities markets that are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. The Fund’s portfolio managers consider a security to be tied economically to a country with an emerging securities market if it is classified as an emerging market security by MSCI Inc. (“MSCI”), incorporated in an emerging market as defined by MSCI, traded on an exchange in an emerging market as defined by MSCI or if it has exposure to an emerging market as defined by MSCI. The Fund will normally invest primarily in companies located in the countries represented in the Fund’s benchmark, the MSCI Emerging Markets Index, and have exposure to at least 5 emerging market countries. The Fund normally invests primarily in common stocks, either directly or indirectly through depositary receipts. The Fund may invest up to 20% of its net assets in securities of U.S. companies.

The portfolio managers use a quantitative process to make individual security, industry sector and country selection decisions and to integrate those decisions. The portfolio managers utilize strategies that combine analysis of dynamic quantitative factors with an actively-managed security selection process. The process begins with NACM’s quantitative research model, which estimates a rate of return for securities in the investment universe based on an array of factors. The research model focuses on characteristics of change such as earnings trends, the rate of earnings acceleration in reported and expected earnings and positive earnings revisions. In considering whether positive change is sustainable over the long term, the portfolio managers analyze fundamental quality by focusing on a number of variables, which may include earnings quality, cash growth and valuation measures. In addition to assessing an investment opportunity for the presence of a positive catalyst and sustainability, in making a purchase decision the portfolio managers also seek confirming signals that these attributes are beginning to be recognized by the market. The portfolio managers consider whether to sell a particular security when any of these factors materially changes or when a more attractive total return candidate is identified.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Smaller Company Risk • Credit Risk • Currency Risk • Derivatives Risk • Focused Investment Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

NACM Global Fund	Ticker Symbols: NGOIX (Inst. Class) NGAAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum long- term capital appreciation Fund Category Global Stocks	Fund Focus Equity securities of U.S. and non-U.S. companies Approximate Number of Holdings 50-100	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in equity securities of U.S. and non-U.S. companies that the portfolio managers believe are leaders in their respective industries or emerging new players with established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages. The portfolio managers consider any company with these characteristics regardless of its capitalization, domicile or industry.

In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per-share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

The portfolio managers allocate the Fund’s assets among securities of companies located in countries that they expect will provide the best opportunities for meeting the Fund’s investment objective and may invest a portion of its assets in emerging market securities.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Smaller Company Risk • Credit Risk • Currency Risk • Derivatives Risk • Focused Investment Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

NACM Global Equity 130/30 Fund	Ticker Symbols: AGEIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Long and short positions in equity securities of companies worldwide	Approximate Primary Capitalization Range All capitalizations
	Fund Category Alternative Strategies	Approximate Number of Holdings 60-130 Long positions 40-70 Short positions	Dividend Frequency At least annually

The Fund seeks to achieve its investment objectives by normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities and equity-related instruments. The Fund invests in a portfolio of securities that is tied economically to a number of different countries throughout the world, one of which may be the United States. Under normal circumstances, the Fund will invest a significant amount of its assets in non-U.S securities and non-U.S. currencies, and may invest without limit in emerging markets. The Fund will normally hold long positions in securities with an aggregate value of approximately 130% of its net assets and will establish short positions in securities with a market value of approximately 30% of its net assets. However, long and short positions held by the Fund may vary over time as market opportunities develop. The Fund intends to reinvest the proceeds of its short sales by taking additional long positions, which will allow the Fund to maintain long positions in excess of 100% of its net assets.

In pursuing its investment objective the Fund seeks to capitalize on change by using fundamental research to identify both long and short investment opportunities that provide a diversified exposure to a broad range of U.S. and non-U.S. companies. When the Fund takes a long position, it purchases stock outright. The Fund will take long positions in companies that the portfolio managers expect to exceed market expectations for earnings growth, regardless of country, industry or market capitalization. The intended result is a long portfolio with greater than average growth rates, including companies for which the market has underestimated growth potential. When the Fund takes a short position it sells stock it does not own and settles the sale by borrowing the stock from a lender. Short investments are made in companies where negative change is anticipated, on an absolute or relative basis, or to reduce risk in the portfolio. The portfolio managers consider any company with these characteristics regardless of country, industry or market capitalization.

In analyzing specific companies for possible investment, the portfolio managers implement a bottom-up, growth-oriented investment process by focusing on three primary criteria: positive change (or in the case of possible short positions, negative change) in fundamentals, sustainability (i.e., longevity of the changing fundamentals), and timeliness (i.e., belief that the market will soon respond to the trend). The portfolio managers consider whether to close a particular position when any of those factors materially changes, or when a more attractive investment candidate is available. The portfolio managers expect a high portfolio turnover rate of 200% or more.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Short Selling Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Credit Risk • Currency Risk • Derivatives Risk • Focused Investment Risk • IPO Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Smaller Company Risk • Turnover Risk

NACM Growth Fund	Ticker Symbols: NGFIX (Inst. Class) NGFAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Growth Stocks	Fund Focus Growth equity securities Approximate Number of Holdings 50-80	Approximate Primary Capitalization Range Same as the Russell 1000 Growth Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in common stocks of companies with market capitalizations at or above the lowest market capitalization of companies represented in the Russell 1000 Growth Index ($342 million as of September 30, 2009).

The portfolio managers use a growth-oriented quantitative process to make individual security and industry sector selection decisions and to integrate those decisions. The portfolio managers utilize strategies that combine analysis of dynamic quantitative factors with an actively-managed security selection process. The process begins with NACM’s quantitative research model, which estimates a rate of return for securities in the investment universe based on an array of factors. The research model focuses on characteristics of change such as earnings trends, the rate of earnings acceleration in reported and expected earnings and positive earnings revisions. In considering whether positive change is sustainable over the long term, the portfolio managers analyze fundamental quality by focusing on a number of variables, which may include earnings quality, cash growth and valuation measures. In addition to assessing an investment opportunity for the presence of a positive catalyst and sustainability, in making a purchase decision the portfolio managers also seek confirming signals that these attributes are beginning to be recognized by the market. The portfolio managers consider whether to sell a particular security when any of these factors materially changes or when a more attractive total return candidate is identified.

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk	• Credit Risk • Focused Investment Risk • Liquidity Risk	• Management Risk • Turnover Risk

NACM Income & Growth Fund	Ticker Symbols: AZNIX (Institutional Class)

Principal Investments and Strategies	Investment Objective Seeks total return comprised of current income, current gains and capital appreciation Fund Category Income & Equity	Fund Focus Combination of common stocks and other equity securities, debt securities and convertible securities Approximate Number of Holdings 100-300	Approximate Primary Capitalization Range All capitalizations Dividend Frequency Monthly

The Fund seeks to achieve its investment objective by normally investing in a combination of common stocks and other equity securities, debt securities and convertible securities. It is expected that substantially all of the Fund’s debt securities and a substantial portion of its convertible securities will consist of securities rated below investment grade (sometimes referred to as “high yield securities” or “junk bonds”). The allocation of the Fund’s investments across these asset classes will vary from time to time, based upon the portfolio managers’ consideration of factors such as changes in equity prices, changes in interest rates and other economic and market factors, such that an asset class may be more heavily weighted in the Fund’s portfolio than the other classes at any time and from time to time, and sometimes to a substantial extent. The Fund may invest a portion of its assets in non-U.S. securities, including emerging market securities. The Fund may invest in securities of companies with any size market capitalization, but ordinarily expects to focus its common stock investments in companies with market capitalizations of $3 billion or more.

The portfolio managers utilize a disciplined, fundamental, bottom-up research process intended to identify issuers whose fundamentals are expected to improve. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for one or more of the following characteristics: above-average earnings growth; high return on invested capital; a healthy or improving balance sheet and overall financial strength; historic levels of dividend payments; sound financial and accounting policies; strong competitive advantages, which may include effective research and product development and marketing, development of new technologies, efficient service and pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. In addition, when analyzing a convertible or debt security for possible investment, the portfolio managers will also consider such security’s characteristics as an income-producing security using credit analysis. The convertible securities in which the Fund may invest include bonds, debentures, notes, preferred stocks, “synthetic” convertibles and other securities or investments that may be converted or exchanged (by the holder or by the issuer) into equity securities of the issuer (or cash or securities of equivalent value). The weighted average maturity of the portion of the Fund’s assets invested in convertible and debt securities will typically be ten years or less, although the weighted average maturity may vary depending on market and other conditions. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially change or when a more attractive total return candidate is identified.

Under normal market and other conditions, the Fund also expects to employ a strategy of writing (selling) call options on the stocks held in its portfolio (the “Option Strategy”). It is expected that the Fund will ordinarily write call options on the individual stocks held in its portfolio, and with respect to approximately 70% of the value of each position. However, the Fund’s use of the Option Strategy may vary from time to time, depending on market conditions and other factors. The Option Strategy employed by the Fund is described in this section; options generally are described below in this section and further under “Investment Objectives and Policies—Derivative Instruments” in the Statement of Additional Information. The Option Strategy is designed to generate gains from option premiums in an attempt to enhance distributions payable to the Fund’s shareholders and to reduce overall portfolio risk. However, there is no assurance that the Option Strategy will achieve its objectives.

Call options on individual securities are contracts representing the right to purchase the underlying equity security at a specified price (the “strike price”) at or before a specified future date (the “expiration date”). The price of the option is determined by trading activity in the broad options market and generally reflects the relationship between factors including the current value of the underlying equity security and the strike price, the volatility of the underlying equity security and the time remaining until the expiration date. As the writer (seller) of a call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the value of the underlying security and the strike price upon exercise. In effect, the Fund would forgo the potential appreciation in the underlying security in exchange for the premium, although it would retain the risk of loss should the price of the underlying security decline. Therefore, the Fund’s use of the Option Strategy will generally limit the Fund’s ability to benefit from the full upside potential of its equity portfolio.

The Fund generally will write call options with a strike price that is above (“out-of-the-money”) the market value of the underlying security at the time the option is written. In addition to providing possible gains through premiums, out-of-the-money call options allow the Fund to potentially benefit from appreciation in the underlying security held by the Fund up to the strike price, but the Fund forgoes any appreciation above the strike price. The Fund also reserves the flexibility to write “at-the-money” (i.e., with a strike price equal to the market value of the underlying security) and “in-the-money” call options (i.e., with a strike price below the market value of the underlying security). The Fund will only write call options on individual securities if those options are “covered.” The Fund’s written call options on individual portfolio securities will be covered because the Fund will hold the underlying security in its portfolio throughout the term of the option. The Fund will not write options with respect to individual equity securities (other than exchange-traded funds (“ETFs”), as described below) that are not held in the Fund’s portfolio (i.e., “naked” options). The Fund may also write call options on equity indexes and ETFs. The Fund would cover any such options either by segregating liquid assets in an amount equal to its net obligations under the contract or by entering into offsetting positions.

The Fund generally will write “listed” call options that are originated and standardized by the Options Clearing Corporation and trade on a major exchange, although it also may write unlisted (or “over-the-counter”) call options and so-called “flex” options (options that are traded on an exchange, but with customized strike prices and expiration dates). The Fund’s Option Strategy could cause the Fund to recognize larger amounts of net short-term capital gains, which are taxable at the higher ordinary income tax rates when distributed to shareholders, than it otherwise would in the absence of such strategy. The Fund’s Option Strategy also could terminate or suspend the Fund’s holding period in the underlying securities, and, as a result, any dividends received by the Fund on those securities may not qualify for treatment as “qualified dividend income” (which is taxable to individual shareholders at the lower long-term capital gain rates).

The Fund may invest a significant portion of its assets in securities that have not been registered for public sale, including those that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • High Yield Risk • Equity Securities Risk • Smaller Company Risk • Derivatives Risk	• Convertible Securities Risk • Credit Risk • Currency Risk • Emerging Markets Risk • Focused Investment Risk • Interest Rate Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Turnover Risk

NACM International Fund	Ticker Symbols: NAISX (Inst. Class) ANCAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category International Stocks	Fund Focus Companies located in the developed countries represented in the MSCI EAFE Index Approximate Number of Holdings 100-150	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 75% of its net assets in equity securities of companies located in the developed countries represented in the Fund’s benchmark, the MSCI EAFE Index. The Fund also normally invests at least 80% of its net assets in non-U.S. securities.

The portfolio managers use a quantitative process to make individual security and industry sector and country selection decisions and to integrate those decisions. The portfolio managers utilize strategies that combine analysis of dynamic quantitative factors with an actively-managed security selection process. The process begins with NACM’s quantitative research model, which estimates a rate of return for securities in the investment universe based on an array of factors. The research model focuses on characteristics of change such as earnings trends, the rate of earnings acceleration in reported and expected earnings and positive earnings revisions. In considering whether positive change is sustainable over the long term, the portfolio managers analyze fundamental quality by focusing on a number of variables, which may include earnings quality, cash growth and valuation measures. In addition to assessing an investment opportunity for the presence of a positive catalyst and sustainability, in making a purchase decision the portfolio managers also seek confirming signals that these attributes are beginning to be recognized by the market. The portfolio managers consider whether to sell a particular security when any of these factors materially changes or when a more attractive total return candidate is identified.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Smaller Company Risk	• Credit Risk • Currency Risk • Derivatives Risk • Focused Investment Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

NACM International Growth Fund	Ticker Symbol: AILIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum long-term capital appreciation	Fund Focus Equity Securities of non-U.S. companies	Approximate Primary Capitalization Range All capitalizations

Fund Category International Stock Funds	Approximate Number of Holdings 50-100	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in equity securities of companies located in countries outside of the United States with above average earnings growth and positioned in strong growth areas. The Fund normally invests at least 75% of its assets in equity securities. The Fund intends to allocate its investments among a number of different countries, ordinarily in more than 10 countries outside of the United States, and will normally invest at least 80% of its assets in non-U.S. securities. The Fund will normally focus its investments in developed non-U.S. countries, but reserves the flexibility to invest in emerging market securities as well. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies. The Fund may also invest in initial public offerings (IPOs).

The portfolio managers focus on a bottom-up, growth-oriented analysis of the financial conditions and competitiveness of individual companies worldwide, and allocate the Fund’s assets among countries that they expect to provide the best opportunities for meeting the Fund’s investment objective. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes, or when a more attractive investment candidate is available. The portfolio managers expect a high portfolio turnover rate, which may be 200% or more.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Credit Risk • Currency Risk • Derivatives Risk • Focused Investment Risk • IPO Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Smaller Company Risk • Turnover Risk

NACM Mid-Cap Growth Fund	Ticker Symbols: ANMIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category Growth Stocks	Fund Focus Medium capitalization common stocks Approximate Number of Holdings 80-100	Approximate Primary Capitalization Range Same as the Russell Midcap Growth Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of companies with medium market capitalizations. The Fund currently defines medium market capitalization companies as those companies with market capitalizations comparable to the companies included in the Russell Midcap Growth Index (between $342 million and $15.4 billion as of September 30, 2009).

The portfolio managers use a growth-oriented quantitative process to make individual security and industry sector selection decisions and to integrate those decisions. The portfolio managers utilize strategies that combine analysis of dynamic quantitative factors with an actively-managed security selection process. The process begins with NACM’s quantitative research model, which estimates a rate of return for securities in the investment universe based on an array of factors. The research model focuses on characteristics of change such as earnings trends, the rate of earnings acceleration in reported and expected earnings and positive earnings revisions. In considering whether positive change is sustainable over the long term, the portfolio managers analyze fundamental quality by focusing on a number of variables, which may include earnings quality, cash growth and valuation measures. In addition to assessing an investment opportunity for the presence of a positive catalyst and sustainability, in making a purchase decision the portfolio managers also seek confirming signals that these attributes are beginning to be recognized by the market. The portfolio managers consider whether to sell a particular security when any of these factors materially changes or when a more attractive total return candidate is identified.

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk	• Credit Risk • Focused Investment Risk • Liquidity Risk	• Management Risk • Turnover Risk

NACM Pacific Rim Fund	Ticker Symbols: NAPRX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital Fund Category International Stocks	Fund Focus Equity securities of Pacific Rim companies Approximate Number of Holdings 75-125	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that are tied economically to countries within the Pacific Rim by satisfying at least one of the following criteria: (i) they derive 50% or more of their total revenue from goods produced, sales made or services provided in one or more Pacific Rim countries; (ii) they are organized under the laws of a Pacific Rim country; (iii) they maintain 50% or more of their assets in one or more Pacific Rim countries; or (iv) the principal trading market for their securities is in a Pacific Rim country. Many of the countries in which the Fund invests are emerging market countries, that is, countries with securities markets that are, in the opinion of the portfolio manager, less sophisticated than more developed markets in terms of participation, analyst coverage, liquidity and regulation.

The Fund intends to invest in securities of issuers located in at least three Pacific Rim countries. The portfolio manager currently considers the Pacific Rim to include: Australia, China, Hong Kong, countries of the Indian subcontinent, Indonesia, Japan, Malaysia, Mauritius, New Zealand, the Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam. The portfolio manager allocates the Fund’s assets among securities of issuers located in countries that they expect will provide the best opportunities for meeting the Fund’s investment objective. Although the Fund intends to allocate its investments among at least three countries, the Fund may emphasize the securities of issuers located in any one country in the Pacific Rim when the portfolio manager believes there is potential for above-average growth of capital.

In analyzing specific companies for possible investment, the portfolio manager ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that the portfolio manager believes will enable the companies to compete successfully in their respective markets. The portfolio manager considers whether to sell a particular security when any of those factors materially changes.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Smaller Company Risk • Credit Risk • Currency Risk • Derivatives Risk • Focused Investment Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

NFJ All-Cap Value Fund	Ticker Symbols: PNFIX (Inst. Class) PNCAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income Fund Category Value Stocks	Fund Focus Undervalued common stocks in a broad range of capitalizations Approximate Number of Holdings 35-50	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing in common stocks and other equity securities of companies representing a broad range of market capitalizations (i.e., a blend of small, medium and large capitalization companies). The Fund normally invests a significant portion of its assets in securities that the portfolio managers expect will generate income (for example, by paying dividends). The Fund may also invest a portion of its assets in real estate investment trusts (REITs) and in non-U.S. securities, including emerging market securities.

The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in security price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also partition the Fund’s selection universe by industry and then identify what they believe to be undervalued securities in each industry to determine potential holdings for the Fund representing a broad range of industry groups. The portfolio managers further narrow the universe through a combination of qualitative analysis and fundamental research. The portfolio managers seek to identify attractive securities within each market capitalization range and select approximately 35 to 50 securities for the Fund. Although the Fund will normally have some exposure to small, medium and large capitalization companies, the portfolio managers reserve the flexibility to vary the Fund’s relative weighting to each capitalization range. As a result, market capitalization weightings will vary over time. The portfolio managers consider selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative security with strong fundamentals demonstrates a lower price-to-earnings ratio, a higher dividend yield or favorable qualitative metrics.

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk • Credit Risk	• Currency Risk • Emerging Markets Risk • Focused Investment Risk • Liquidity Risk	• Management Risk • Non-U.S. Investment Risk • REIT Risk • Turnover Risk

NFJ Dividend Value Fund	Ticker Symbols: NFJEX (Inst. Class) ANDAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income Fund Category Value Stocks	Fund Focus Income producing common stocks with potential for capital appreciation Approximate Number of Holdings 40-60	Approximate Primary Capitalization Range Greater than $3.5 billion Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that pay or are expected to pay dividends. Under normal market and other conditions, the Fund will invest primarily in common stocks of companies with market capitalizations greater than $3.5 billion. The Fund may also invest a portion of its assets in real estate investment trusts (REITs) and in non-U.S. securities, including emerging market securities.

The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in security price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also partition the Fund’s selection universe by industry and then identify what they believe to be undervalued securities in each industry to determine potential holdings for the Fund representing a broad range of industry groups. In addition, a portion of the securities selected for the Fund are identified primarily on the basis of their dividend yields. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 40 to 60 securities for the Fund. The portfolio managers consider selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative security with strong fundamentals demonstrates a lower price-to-earnings ratio, a higher dividend yield or favorable qualitative metrics.

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Credit Risk	• Currency Risk • Emerging Markets Risk • Focused Investment Risk • Liquidity Risk	• Management Risk • Non-U.S. Investment Risk • REIT Risk • Turnover Risk

Allianz NFJ Global Dividend Value Fund	Ticker Symbols: ANUIX (Inst. Class)

Investment Objective Seeks long-term growth of capital and income	Fund Focus Income-producing common stocks of U.S. and non-U.S. companies with potential for capital appreciation	Approximate Primary Capitalization Range In excess of $1 billion

Fund Category Global Stocks	Approximate Number of Holdings 40-60	Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing primarily in common stocks of U.S and non-U.S. companies with market capitalizations in excess of $1 billion. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of companies that pay or are expected to pay dividends. The Fund will, under normal circumstances, invest at least 40% of its total assets in non-U.S. securities and at least 25% of its total assets in U.S. securities, and it allocates its investments among securities of issuers in at least three different countries (including the United States). The Fund will normally invest no more than 30% of its total assets in emerging market securities. The Fund may achieve its exposure to non-U.S. equity securities in several ways, including through investing in American Depositary Receipts (ADRs) and other depositary receipts, in addition to direct investments in the securities of non-U.S. issuers. The Fund may also invest a portion of its assets in real estate investment trusts (REITs).

In selecting investments for the Fund, the portfolio managers use a value investing style focusing on equity securities of companies whose securities the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe of U.S. and non-U.S. companies. The portfolio managers classify the Fund’s selection universe by industry (without regard to geographic concentration) in order to determine potential holdings for the Fund representing a broad range of industry groups. Within each industry group, the portfolio managers further narrow the universe by analyzing factors such as price-to-earnings ratios, dividend yield, price-to-book ratios (i.e., share price relative to a company’s balance sheet value), price-to-cash-flow ratios (i.e., share price relative to a company’s cash flow) and price momentum (i.e., changes in stock price relative to changes in overall market prices). After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 40 to 60 securities for the Fund. The portfolio managers consider selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative security with strong fundamentals demonstrates a lower price-to-earnings ratio, a higher dividend yield or other favorable qualitative metrics.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Smaller Company Risk • Credit Risk • Currency Risk • Derivatives Risk • Leveraging Risk	• Liquidity Risk • Management Risk • REIT Risk • Turnover Risk

NFJ International Value Fund	Ticker Symbols: ANJIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income	Fund Focus Undervalued equity securities of non-U.S. companies with capitalizations greater than $1 billion	Approximate Primary Capitalization Range Greater than $1 billion

	Fund Category International Stocks	Approximate Number of Holdings 40-60	Dividend Frequency Quarterly
The Fund seeks to achieve its investment objective by normally investing at least 65% of its net assets (plus borrowings made for investment purposes) in common stocks and other securities of non-U.S. companies with market capitalizations greater than $1 billion. The Fund normally invests a significant portion of its assets in securities that the portfolio managers expect will generate income (for example, by paying dividends). The Fund may invest up to 50% of its assets in emerging market securities. The Fund typically achieves its exposure to non-U.S. equity securities through investing in American Depositary Receipts (ADRs), but is not limited to investments in ADRs.

The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in security price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also partition the Fund’s selection universe by industry and then identify what they believe to be undervalued securities in each industry to determine potential holdings for the Fund representing a broad range of industry groups. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 40 to 60 securities for the Fund. The portfolio managers consider selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative security with strong fundamentals demonstrates a lower price-to-earnings ratio, a higher dividend yield or favorable qualitative metrics.

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Smaller Company Risk • Credit Risk • Currency Risk • Focused Investment Risk	• Liquidity Risk • Management Risk • Turnover Risk

NFJ Large-Cap Value Fund	Ticker Symbols: ANVIX (Inst. Class) ALNFX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income	Fund Focus Undervalued large capitalization common stocks	Approximate Primary Capitalization Range Market capitalizations that equal or exceed the market capitalization of the 250th largest company represented in the Russell 1000 Index

	Fund Category Value Stocks	Approximate Number of Holdings 40-60	Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies with large market capitalizations. The Fund currently considers a company’s market capitalization to be large if it equals or exceeds the market capitalization of the 300th largest company represented in the Russell 1000 Index (i.e., a market capitalization of at least $7.4 billion as of September 30, 2009). The Fund may invest in real estate investment trusts (REITs) and normally invests a significant portion of its assets in securities that the portfolio managers expect will generate income (for example, by paying dividends).

The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in security price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also partition the Fund’s selection universe by industry and then identify what they believe to be undervalued securities in each industry to determine potential holdings for the Fund representing a broad range of industry groups. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 40 to 60 securities for the Fund. The portfolio managers consider selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative security with strong fundamentals demonstrates a lower price-to-earnings ratio, a higher dividend yield or favorable qualitative metrics.

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk	• Credit Risk • Focused Investment Risk • Liquidity Risk	• Management Risk • REIT Risk • Turnover Risk

NFJ Mid-Cap Value Fund	Ticker Symbols: ANIVX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income	Fund Focus Undervalued medium capitalization common stocks	Approximate Primary Capitalization Range Bottom 800 of the 1,000 largest capitalization North American companies traded on U.S. securities markets

	Fund Category Value Stocks	Approximate Number of Holdings 35-50	Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies with medium market capitalizations. The Fund currently defines medium market capitalization companies as those companies in the bottom 800 of the 1,000 largest companies (in terms of market capitalization) headquartered in North America with equity securities that are publicly traded on U.S. securities markets (i.e., market capitalizations of between $1.9 billion and $15.3 billion as of September 30, 2009). North American companies include, but are not limited to, companies headquartered in the U.S., Canada, Mexico and the islands in the Caribbean/Atlantic (including, without limitation, the Bahamas, Virgin Islands, Cayman Islands and Bermuda). The Fund normally invests a significant portion of its assets in securities that the portfolio managers expect will generate income (for example, by paying dividends). The Fund may also invest a portion of its assets in real estate investment trusts (REITs) and in non-U.S. securities, including emerging market securities.

The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in security price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also partition the Fund’s selection universe by industry and then identify what they believe to be undervalued securities in each industry to determine potential holdings for the Fund representing a broad range of industry groups. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 35 to 50 securities for the Fund. The portfolio managers consider selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative security with strong fundamentals demonstrates a lower price-to-earnings ratio, a higher dividend yield or favorable qualitative metrics.

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk • Credit Risk	• Currency Risk • Emerging Markets Risk • Focused Investment Risk • Liquidity Risk	• Management Risk • Non-U.S. Investment Risk • REIT Risk • Turnover Risk

NFJ Small-Cap Value Fund	Ticker Symbols: PSVIX (Inst. Class) PVADX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income	Fund Focus Undervalued small capitalization common stocks	Approximate Primary Capitalization Range Between $100 million and $3.5 billion

	Fund Category Value Stocks	Approximate Number of Holdings 100-150	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies with smaller market capitalizations. The Fund currently considers smaller market capitalization companies to be companies with market capitalizations of between $100 million and $3.5 billion. The Fund normally invests a significant portion of its assets in securities that the portfolio managers expect will generate income (for example, by paying dividends). The Fund may also invest a portion of its assets in real estate investment trusts (REITs) and non-U.S. securities, including emerging market securities.

The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in security price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also partition the Fund’s selection universe by industry and then identify what they believe to be undervalued security in each industry to determine potential holdings for the Fund representing a broad range of industry groups. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 100 to 150 securities for the Fund. The portfolio managers consider selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative security with strong fundamentals demonstrates a lower price-to-earnings ratio, a higher dividend yield or favorable qualitative metrics.

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk • Credit Risk	• Currency Risk • Emerging Markets Risk • Focused Investment Risk • Liquidity Risk	• Management Risk • Non-U.S. Investment Risk • REIT Risk • Turnover Risk

OCC Equity Premium Strategy Fund	Ticker Symbols: PMEIX (Inst. Class) PGOIX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks long-term growth of capital and current income	Fund Focus Large capitalization common stocks; written call options	Approximate Primary Capitalization Range Greater than $5 billion

	Average Number of Holdings 40-80	Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities. In addition, the Fund will normally invest at least 65% of its assets in securities of companies with market capitalizations of greater than $5 billion. Under normal circumstances, the Fund will invest primarily in a portfolio of dividend-paying common stocks selected for their potential for capital growth. Under normal market conditions, the Fund also expects to employ a strategy of writing (selling) call options on securities held in its equity portfolio and, to a lesser extent, on equity indexes and exchange traded funds (ETFs) (the “Option Strategy”). The value of the securities underlying the options written by the Fund ordinarily ranges from between 50% to 90% of the Fund’s net asset value. The Option Strategy is designed to generate gains from options premiums in an attempt to enhance the Fund’s cash flow available for distribution to shareholders and to reduce overall portfolio risk. See “Characteristics and Risks of Securities and Investment Techniques—Call Option Strategy Employed by OCC Equity Premium Strategy Fund.”

In selecting stocks for the Fund, the portfolio managers seek to identify companies that exhibit strong earnings growth relative to their current price-to-earnings ratio or other valuation measures, dividend-paying companies whose underlying value or growth potential is not yet reflected in the current stock price and companies that have strong operating fundamentals. Through fundamental research, the portfolio managers seek to identify companies with strong franchise value, superior management and healthy balance sheets. In addition, the portfolio managers will consider those companies that may exhibit enhanced earnings or cash flow through cost reductions, asset sales, restructuring or the redeployment of financial assets.

The Fund’s portfolio managers may choose to sell a security when they believe that it is fully valued or when they believe the fundamental conditions of the business have deteriorated. The portfolio managers will also consider selling a security if an alternative investment is deemed to be more attractive.

The Fund may invest up to 15% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs). In addition to the use of written option contracts under the Option Strategy, the Fund may utilize other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Equity Securities Risk • Credit Risk	• Currency Risk • Derivatives Risk • Focused Investment Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Turnover Risk

OCC Growth Fund	Ticker Symbols: PGFIX (Inst. Class) PGFAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital; income is an incidental consideration	Fund Focus Larger capitalization common stocks	Approximate Primary Capitalization Range $5 billion or more

	Fund Category Growth Stocks	Approximate Number of Holdings 40-60	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion.

The portfolio managers consider “growth” companies to include companies they believe to have above-average growth prospects (relative to companies in the same industry or the market as a whole). In seeking to identify these companies, the portfolio managers will consider fundamental characteristics such as revenue growth, volume and pricing trends, profit margin behavior, margin expansion opportunities, financial strength and earnings growth. In addition, through fundamental research, the portfolio managers seek to identify companies that possess a sustainable competitive advantage by virtue of having a proprietary product or process, superior information technology or distribution capabilities or a dominant position within their industry. The Fund will consider selling a security if the portfolio managers believe that the company’s fundamentals have deteriorated or an alternative investment is more attractive.

In addition to investing in common stocks, the Fund may also invest in other kinds of equity securities, such as preferred stocks, convertible securities and warrants. The Fund may invest up to 15% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs).

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Credit Risk	• Currency Risk • Focused Investment Risk • Liquidity Risk	• Management Risk • Non-U.S. Investment Risk • Turnover Risk

OCC Opportunity Fund	Ticker Symbols: POFIX (Inst. Class) POADX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks capital appreciation; No consideration is given to income	Fund Focus Smaller capitalization common stocks	Approximate Primary Capitalization Range Less than $2 billion

	Fund Category Growth Stocks	Approximate Number of Holdings 70–110	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of less than $2 billion.

The portfolio managers’ investment process focuses on bottom-up, fundamental analysis. The portfolio managers consider “growth” companies to include companies that he believes to have above-average growth prospects (relative to companies in the same industry or the market as a whole). In seeking to identify these companies, the portfolio managers will consider fundamental characteristics such as revenue growth, volume and pricing trends, profit margin behavior, margin expansion opportunities, financial strength, cash flow growth, asset value growth and earnings growth. Through in-depth proprietary research, the portfolio managers search for non-consensus information regarding the growth prospects for small-capitalization companies. The investment process includes both quantitative and qualitative analysis aimed at identifying candidate securities. The portfolio managers generate investment ideas from numerous sources, including proprietary research, Wall Street research, investment publications and quantitative data. Once a potential investment is identified, the portfolio managers conduct a quantitative analysis to determine if the security is reasonably priced with respect to its peer group on a historical and current basis. Then fundamental research is conducted, focusing on a review of financial statements and third-party research. The portfolio managers may interview company management, competitors and other industry experts to gauge the company’s business model, future prospects and financial outlook. For new investments, the portfolio managers determine the position size based upon potential upside performance, downside risk and overall conviction in the company. Industry weightings are periodically evaluated versus the benchmark; the portfolio managers may trim positions in industries that become significantly overweight relative to the Fund’s benchmark and may sell a security when an alternative investment opportunity is deemed more attractive. The portfolio managers seek to diversify the portfolio among different industries.

The Fund may invest in other kinds of equity securities, including preferred stocks, convertible securities and warrants. The Fund may invest up to 15% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs). The Fund may invest a substantial portion of its assets in securities issued in initial public offerings (IPOs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future.

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk	• Credit Risk • Currency Risk • Focused Investment Risk • IPO Risk	• Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Turnover Risk

OCC Renaissance Fund	Ticker Symbols: PRNIX (Inst. Class) PRAAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks long-term growth of capital and income	Fund Focus Undervalued stocks with improving business fundamentals	Approximate Primary Capitalization Range All capitalizations

	Average Number of Holdings 50-100	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies that the portfolio managers believe are trading at prices below their intrinsic values and whose business fundamentals are expected to improve. Intrinsic value refers to the value placed on a company by the portfolio managers consistent with their expectation of longer-term economic earnings and cash flows. Although the Fund typically invests in companies with market capitalizations of $1 billion to $15 billion, it may invest in companies in any capitalization range. To achieve income, the Fund invests a portion of its assets in stocks that the portfolio managers expect will generate income (for example, by paying dividends).

The portfolio managers select stocks for the Fund using a “value” style. The portfolio managers determine valuation based on characteristics such as price-to-earnings, price-to-book and price-to-cash-flow ratios. The portfolio managers analyze stocks and seek to identify the key drivers of financial results and catalysts for change, such as new management and new or improved products, that indicate a company may demonstrate improving fundamentals in the future. The portfolio managers may look to sell a stock when they believe that the company’s business fundamentals are weakening, when the stock’s valuation has become excessive or when an alternative investment opportunity is deemed more attractive.

The Fund may also invest in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 25% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs). The Fund may invest up to 20% of its assets in real estate investment trusts (REITs).

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk • Credit Risk	• Currency Risk • Derivatives Risk • Focused Investment Risk • IPO Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Non-U.S. Investment Risk • REIT Risk • Turnover Risk

OCC Target Fund	Ticker Symbols: PFTIX (Inst. Class) PTADX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks capital appreciation; no consideration is given to income	Fund Focus Medium capitalization common stocks	Approximate Primary Capitalization Range Between $1 billion and $10 billion

	Fund Category Growth Stocks	Approximate Number of Holdings Up to 100	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $1 billion, although it may invest in companies of any size.

The portfolio managers select securities for the Fund using a “growth” style. The portfolio managers consider “growth” companies to include companies that they believe have well-defined “wealth creating” characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio managers seek to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund will consider selling a security when the portfolio managers believe that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.

The Fund’s equity investments may include common stocks and other kinds of equity securities, such as preferred stocks, convertible securities and warrants. The Fund may also invest in securities issued in initial public offerings (IPOs). The Fund may invest up to 15% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs). At times, depending on market and other conditions, the Fund may invest a substantial portion of its assets in a small number of business sectors or industries.

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk	• Credit Risk • Currency Risk • Focused Investment Risk • IPO Risk	• Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Turnover Risk

RCM All Horizons Fund	Ticker Symbols: ARHIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Equity securities of companies worldwide	Approximate Primary Capitalization Range All capitalizations

	Fund Category Global Stocks	Approximate Number of Holdings 20-45	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in equity securities and equity-related instruments that the portfolio managers believe represent the best investment opportunities available worldwide. The Fund’s portfolio managers are not constrained by geographic, capitalization or company limitations. The Fund may invest without limit in emerging markets. The Fund may also invest in initial public offerings (IPOs).

In making investment decisions for the Fund, the portfolio managers are not constrained by style factors and do not intend to pursue specific benchmark-constrained capital growth or income targets. The portfolio managers select investments on a bottom-up basis from within the global universe, irrespective of market capitalization, geography, sector allocation or investment style. While the strategy may seek to add value through short-term holdings, the portfolio managers typically seek investments with longer time horizons for capital appreciation. In analyzing specific companies for possible investment, the portfolio manager may consider as appropriate the economic and political environment for the region in which the company is located. Investments are not restricted to companies with a record of dividend payments.

The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes. The Fund will typically not reinvest proceeds from sales of securities until a suitable opportunity has been identified and the Fund may also hold a substantial portion of its assets in cash or cash equivalents for significant periods of time. The Fund typically does not utilize currency hedging with respect to equity or cash positions. Separate from its strategy of holding cash prior to reinvestment, the Fund may deviate from its principal strategies in response to unfavorable market and other conditions, by making temporary investments of most or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

In selecting investments, the portfolio managers may seek the input of the firm’s global research platform, regional portfolio managers and single country managers. In addition to traditional research activities, the portfolio manager uses GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

While the Fund typically seeks long-term capital appreciation without relying on leverage or short selling, it may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Credit Risk • Currency Risk • Derivatives Risk • Focused Investment Risk • IPO Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

RCM Disciplined Equity Fund	Ticker Symbols: ARDIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Equity securities of U.S. companies	Approximate Primary Capitalization Range Greater than $1 Billion

	Fund Category Blend Stocks	Approximate Number of Holdings 50-80	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments. The Fund will invest primarily in U.S. companies with market capitalizations of at least $1 billion. The Fund may also invest up to 20% of its assets in non-U.S. securities (but no more than 10% in any one non-U.S. country or 10% in companies organized or headquartered in emerging market countries). The Fund may invest in initial public offerings (IPOs) and in securities of companies with smaller market capitalization.

In analyzing specific companies for possible investment, the portfolio manager ordinarily looks for several of the following characteristics: strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow and/or earnings through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and/or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio manager sells securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes.

In addition to traditional research activities, the portfolio manager uses GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Credit Risk • Currency Risk	• Derivatives Risk • Emerging Markets Risk • Focused Investment Risk • IPO Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Smaller Company Risk • Turnover Risk

RCM Global EcoTrendsSM Fund	Ticker Symbol: AECIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Equity securities of companies worldwide with exposure to EcoEnergy, Pollution Control and/or Clean Water sectors	Approximate Primary Capitalization Range All capitalizations

	Fund Category Sector-Related Stocks	Approximate Number of Holdings 50-80	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in a portfolio of common stocks and other equity securities of companies that directly or indirectly have exposure to, or otherwise derive benefits from trends in, one or more of the EcoEnergy, Pollution Control and Clean Water sectors as described below (together, the “Eco-Sectors”). The Fund considers (i) the “EcoEnergy” sector to include products, technologies and services directly or indirectly connected to the efficient use of energy or to the provision or manufacture of alternative, especially regenerative, forms of energy; (ii) the “Pollution Control” sector to include products, technologies and services that could directly or indirectly contribute to the improvement or control of environmental quality, as well as those that are directly or indirectly connected to the disposal, recycling, storage, avoidance or use of all types of waste or waste products; and (iii) the “Clean Water” sector to include products, technologies and services directly or indirectly connected to the provision of potable and non-potable water; the disinfection or desalination of water; the production, storage, distribution, filling and filtering of water; water control; water surveys; and the improvement of water quality. See “Characteristics and Risks of Securities and Investment Techniques—Concentration in Eco-Sectors.”

The Fund may invest in companies of all sizes, but may invest a substantial portion of its assets in securities of companies with market capitalizations that are small compared to other publicly traded companies, including newly founded and early-stage companies, and may purchase securities in initial public offerings (IPOs). The Fund invests, under normal circumstances, at least 40% of its total assets in non-U.S. securities, and allocates its investments among securities of issuers in at least eight different countries (including the United States). See “Characteristics and Risks of Securities and Investment Techniques—Non-U.S. Securities.” The Fund may invest up to 50% of its total assets in issuers that are organized or headquartered in developing or “emerging market” countries.

In selecting investments for the Fund, the portfolio managers apply a disciplined, bottom-up methodology utilizing a seamless global infrastructure of investment resources. The portfolio managers develop forecasts of economic growth, inflation and interest rates that they use to help identify those regions and individual countries that are likely to offer the best investment opportunities. The portfolio managers may also consider the political outlook, anticipated currency environment and legislative drivers for the country and the region in which a potential investment is located. Depending on market conditions, the portfolio managers may concentrate on securities they consider to be undervalued relative to the sector (value stocks), or securities they consider to have growth potential not sufficiently taken into account in their current prices (growth stocks), or a blend of both. Investments are not restricted to companies with a record of dividend payments, and the Fund often has substantial exposure to companies that pay relatively small or no regular dividends.

The portfolio managers perform a fundamental analysis of a broad universe of potential investments, drawing on a variety of analytical sources that include the management team members’ own research and that of the Sub-Adviser’s Sustainability Research Team, GrassrootsSM Research network (described below), and views of economists and published sector analyses. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; differentiated or superior products and services; and a steady stream of new products and services. The portfolio managers base their security selection on the relative investment merits of each company and industry in the Fund’s investment universe and do not seek to replicate the sector or stock allocations or performance of any index or other benchmark. The portfolio managers determine to sell a security that the Fund holds when the company no longer displays a sufficient number of the positive characteristics noted above or if an alternative investment becomes more attractive.

In addition to traditional research activities, the portfolio managers utilize a proprietary global market research network, known as GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing. GrassrootsSM Research also provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk	Factors affecting the wider security markets also affect the value of portfolio holdings.

• Issuer Risk	Factors specific to the issuers of individual securities affect the value of portfolio holdings.

• Equity Securities Risk	The value of equity securities varies in response to actual or perceived changes in a company’s financial condition or prospects.

• Non-U.S. Investment Risk	Non-U.S. securities markets may be smaller, less liquid, less transparent and/or subject to less oversight than U.S. markets.

• Focused Investment Risk	Focusing on a limited number of issuers, sectors, industries and/or geographic regions increases risk and volatility.

• Eco-Sector Related Risk	Focused investment risk linked to economic, technological and other factors that affect the demand for products, technologies and services of the Eco-Sectors.

• Credit Risk	An issuer of portfolio securities or a derivatives counterparty may default on obligations.

• Currency Risk	Fluctuations in exchange rates may affect the value of portfolio securities denominated in foreign currencies.

• Derivatives Risk	Derivative instruments are subject to risks that are different from, and potentially greater than, the assets that underlie them, highlighted by their complexity and limited liquidity.

• Emerging Markets Risk	Emerging markets are less developed and subject to increased volatility and less liquidity.

• IPO Risk	Companies offered in IPOs are typically smaller and lack operating history/experience.

• Leveraging Risk	Instruments and transactions that constitute leverage also magnify gains or losses and increase volatility.

• Liquidity Risk	The lack of an active market for investments may cause delay in disposition and/or force a sale below fair value.

• Management Risk	The decisions and techniques of portfolio managers may not have the intended result.

• Smaller Company Risk	Securities issued by smaller companies may be more volatile and present increased liquidity risk.

• Turnover Risk	Asset turnover increases trading expenses and may have adverse tax effects.

RCM Global Resources Fund	Ticker Symbols: RGLIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Equity securities of U.S. and non-U.S. natural resources companies	Approximate Primary Capitalization Range All capitalizations

	Fund Category Sector-Related Stocks	Approximate Number of Holdings 25-75	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies principally engaged in the research, development, manufacturing, extraction, distribution, or sale of materials, energy, or goods related to cyclical or commodity industries, such as oil & gas, minerals, base metals, precious metals, chemicals, fertilizers, paper products, coal, alternative energy and steel (the “natural resources industries”). The Fund expects to invest most of its assets in U.S. and non-U.S. common stocks. Under normal circumstances, the Fund will invest a minimum of 1/3 of its assets in non-U.S. securities and will invest in companies organized or headquartered in at least eight countries including the United States.

The Fund’s portfolio manager will evaluate the relative attractiveness of individual commodity cycles, including supply-demand fundamentals and pricing outlook. Security selection and industry allocation will be based on specific commodity, end market and geographic exposure, operational and financial leverage as well as valuation.

The portfolio manager evaluates the fundamental value and prospects for growth of individual companies and focuses on those companies that the portfolio manager expects will have higher than average rates of growth and strong potential for capital appreciation. In addition, the portfolio manager may make use of internally and externally developed forecasts of economic growth, inflation and interest rates to help identify industry sectors, regions and individual countries (including emerging market countries) that the portfolio manager believes are likely to offer the best investment opportunities. The portfolio manager sells securities as the portfolio manager deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk.

In addition to traditional research activities, the portfolio manager uses GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk	• Smaller Company Risk	• Leveraging Risk
• Issuer Risk	• Credit Risk	• Liquidity Risk
• Equity Securities Risk	• Currency Risk	• Management Risk
• Non-U.S. Investment Risk	• Derivatives Risk	• Turnover Risk
• Emerging Markets Risk	• Focused Investment Risk

RCM Global Small-Cap Fund	Ticker Symbols: DGSCX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long- term capital appreciation	Fund Focus Equity securities of smaller capitalization U.S. and non-U.S. issuers	Approximate Primary Capitalization Range Weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the MSCI World Small-Cap Index

	Fund Category Global Stocks	Approximate Number of Holdings 75-150	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with market capitalizations comparable to those of companies included in the MSCI World Small-Cap Index. Under normal market and other conditions, the Fund expects to maintain a weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the securities in the MSCI World Small-Cap Index, which as of September 30, 2009 would permit the Fund to maintain a weighted-average market capitalization ranging from $795 million to $3.2 billion. The Fund normally invests in companies organized or headquartered in at least eight different countries (one of which may be the United States) and expects that the majority of its non-U.S. investments will normally be in Japan and Western Europe. Under normal market and other conditions, the Fund will invest no more than 25% of its assets in issuers that are organized or headquartered in any one country outside the U.S., other than France, Germany, Japan and the United Kingdom. The Fund may invest up to 30% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). The Fund may also from time to time invest a significant percentage of its assets in securities issued in initial public offerings (IPOs).

In making investment decisions for the Fund, the portfolio manager develops forecasts of economic growth, inflation and interest rates that are used to help identify those regions and individual countries that the portfolio manager believes are likely to offer the best investment opportunities. The portfolio manager may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. In addition, the portfolio manager ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio manager sells securities as the portfolio manager deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In addition to traditional research activities, the portfolio manager uses GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

	• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Smaller Company Risk • Credit Risk • Currency Risk • Derivatives Risk • Focused Investment Risk	• IPO Risk • Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

RCM Global Water Fund	Ticker Symbol: AWTIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Equity securities of water-related companies worldwide	Approximate Primary Capitalization Range All capitalizations

	Fund Category Sector-Related Stocks	Approximate Number of Holdings 25-50	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that are represented in one or more of the S&P Global Water Index, the Palisades Water or Global Water Indices or the Janney Water Index (Composite), or that are substantially engaged in water-related activities. The portfolio managers consider “water-related activities” as those commercial activities that relate to the quality or availability of or demand for potable and non-potable water and include but are not necessarily limited to the following: water production, storage, transport and distribution; water supply-enhancing or water demand-reducing technologies and materials; water planning, control and research; water conditioning, such as filtering, desalination, disinfection and purification; sewage and liquid waste treatment; and water delivery-related equipment and technology, consulting or engineering services relating to any of the above-mentioned activities. See “Characteristics and Risks of Securities and Investment Techniques—Investments in the Water-Related Resources Sector” in this Prospectus. The Fund’s portfolio managers are not constrained by capitalization limitations. The Fund invests, under normal circumstances, at least 40% of its total assets in non-U.S. securities, and allocates its investments among securities of issuers in at least eight different countries (including the United States). The Fund may invest in emerging market securities. The Fund may also purchase securities in initial public offerings (IPOs).

In making investment decisions for the Fund, the portfolio managers select investments on a bottom-up basis irrespective of market capitalization, geography, industry/sector or growth- or value-orientation. In selecting investments for the Fund, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and/or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. In analyzing specific companies for possible investment, the portfolio managers may also consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In selecting investments, the portfolio managers may seek the input of a global research platform, regional portfolio managers and single country managers. In addition to traditional research activities, the portfolio managers use GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Focused Investment Risk • Water-Related Risk	• Credit Risk • Currency Risk • Derivatives Risk • Emerging Markets Risk • IPO Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Smaller Company Risk • Turnover Risk

Allianz RCM Disciplined International Equity Fund	Ticker Symbol: DRIEX (Inst. Class) RAIAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Equity securities of companies worldwide	Approximate Primary Capitalization Range In excess of $1.5 billion

	Fund Category International Stocks	Approximate Number of Holdings 50-115	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of non-U.S. companies. While the Fund normally invests in issuers organized or headquartered in at least ten different countries, the Fund may invest up to 65% of its assets in companies organized or headquartered in Japan, the United Kingdom or Germany. The Fund will not invest more than 25% of its assets in companies organized or headquartered in any country except for Japan, the United Kingdom or Germany. The Fund may invest 30% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). The Fund primarily invests in companies with market capitalizations in excess of $1.5 billion. No more than 5% of the Fund’s assets will ordinarily be invested in companies with market capitalizations below $100 million. The Fund may also from time to time invest a significant portion of its assets in one or more sectors of the economy.

In analyzing specific companies for possible investment, the portfolio manager ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; differentiated or superior products and services or a steady stream of new products and services; and attractive valuation. Investments are not restricted to companies with a record of dividend payments. The portfolio manager sells securities as the portfolio manager deems appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes.

In addition to traditional research activities, the portfolio manager uses GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so. The Fund recently changed its name from “Allianz RCM International Growth Equity Fund.”

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

	• Market Risk	• Smaller Company Risk	• Leveraging Risk
	• Issuer Risk	• Credit Risk	• Liquidity Risk
	• Equity Securities Risk	• Currency Risk	• Management Risk
	• Non-U.S. Investment Risk	• Derivatives Risk	• Turnover Risk
	• Emerging Markets Risk	• Focused Investment Risk

RCM International Opportunities Fund	Ticker Symbols: AMOIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Equity securities of non-U.S. companies	Approximate Primary Capitalization Range All capitalizations

	Fund Category International Stocks	Approximate Number of Holdings 40-80	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in equity securities and equity-related instruments that the portfolio managers believe represent the best investment opportunities available internationally. The Fund primarily invests in companies with market capitalizations in excess of $2 billion, but may invest in companies of any capitalization. Fund holdings normally consist primarily of securities of companies organized or headquartered outside of the United States, and the Fund normally has exposure to at least 5 countries. The Fund may invest up to 25% of its assets in companies organized or headquartered in emerging market countries. The Fund may also invest in initial public offerings (IPOs).

In making investment decisions for the Fund, the portfolio managers select investments on a bottom-up, company specific basis from within the global universe The portfolio manager ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and/or a steady stream of new products and services. The portfolio manager may also consider, as appropriate, the economic and political environment for the region in which the company is located.

In selecting investments, the portfolio managers may seek the input of the firm’s global research analysts located worldwide in offices in Frankfurt, London, Tokyo, Hong Kong and San Francisco. In addition to traditional research activities, the portfolio manager uses RCM’s GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. While the Fund may hedge its exposure to foreign currencies, the portfolio managers typically do not engage in active management of currency exposure. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Credit Risk • Currency Risk • Derivatives Risk • IPO Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

RCM Large-Cap Growth Fund	Ticker Symbols: DRLCX (Inst. Class) DLGAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Growth Stocks	Fund Focus Large capitalization equity securities Approximate Number of Holdings 45-85	Approximate Primary Capitalization Range $5 billion or more Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of U.S. companies with market capitalizations of at least $5 billion. The Fund may also invest up to 20% of its assets in non-U.S. securities (but no more than 10% in any one non-U.S. country or 10% in companies organized or headquartered in emerging market countries). At times, depending on market and other conditions, the Fund may also invest a significant percentage of its assets in a small number of business sectors or industries.

In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow or earnings through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes.

In addition to traditional research activities, the portfolio managers use GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

	• Market Risk • Issuer Risk • Equity Securities Risk • Credit Risk • Currency Risk	• Derivatives Risk • Emerging Markets Risk • Focused Investment Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Turnover Risk

RCM Mid-Cap Fund	Ticker Symbols: DRMCX (Inst. Class) DRMAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Medium capitalization equity securities	Approximate Primary Capitalization Range Same as the Russell Midcap Growth Index

	Fund Category Growth Stocks	Approximate Number of Holdings 85-125	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of medium-sized companies. The Fund currently defines medium-sized companies as those having market capitalizations comparable to those companies included in the Russell Midcap Growth Index (between $342 million and $15.4 billion as of September 30, 2009). Equity securities include preferred stock, convertible preferred stock, convertible debt obligations, warrants or other rights to acquire stock. Under normal circumstances, the Fund invests primarily in equity securities of U.S. companies, but may invest a portion of its assets in non-U.S. securities. The Fund may invest in securities issued in initial public offerings (IPOs).

In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; differentiated or superior products and services or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes.

In addition to traditional research activities, the portfolio managers use GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are (in alphabetical order after the first four risks):

	• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk • Credit Risk	• Currency Risk • Derivatives Risk • Focused Investment Risk • IPO Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Turnover Risk

RCM Small-Cap Growth Fund	Ticker Symbols: ARCIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks long-term capital appreciation	Fund Focus Smaller capitalization equity securities

Approximate Primary Capitalization

Range

Companies with market capitalizations

at or below the highest market

capitalization represented in either or

both of the Russell 2000 Index and the

S&P SmallCap 600 Index

	Average Number of Holdings 75-150	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of U.S. companies with smaller market capitalizations (which the portfolio managers currently define as companies with market capitalizations at or below the highest market capitalization of companies represented in either or both of the S&P SmallCap 600 Index ($5.6 billion as of September 30, 2007) and the Russell 2000 Index ($5.2 billion as of September 30, 2007). The Fund may invest up to 15% of its assets in non-U.S. securities, including emerging markets securities. The Fund may purchase securities in initial public offerings (IPOs). The Fund may also from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

The portfolio managers seek to create an investment portfolio of growth stocks across major industry groups. The portfolio managers evaluate individual stocks based on their growth, quality and valuation characteristics. Examples of growth characteristics include the potential for sustained earnings growth and the development of proprietary products or services; examples of quality characteristics include the integrity of management and a strong balance sheet; and examples of valuation characteristics include relative valuation and upside potential. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk.

In addition to traditional research activities, the portfolio managers use Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk • Credit Risk	• Currency Risk • Derivatives Risk • Emerging Markets Risk • Focused Investment Risk • IPO Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Turnover Risk

RCM Strategic Growth Fund	Ticker Symbols: ANRIX (Inst. Class) ANRAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks capital appreciation	Fund Focus Equity and equity-related instruments and derivatives	Approximate Primary Capitalization Range All capitalizations

	Fund Category Growth Stocks	Approximate Number of Holdings 40-150	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in equity and equity-related instruments of companies of all market capitalizations. As discussed below, the Fund expects to engage in derivative transactions, which will often give rise to forms of leverage and which could have the effect of either magnifying or limiting the Fund’s gains and losses depending upon the particular derivative strategies used. The Fund may invest in companies located within or outside the United States (including companies organized or headquartered in emerging market countries). The Fund is not limited in the percentage of assets it may invest in any one country, region or geographic area. Although the Fund will not concentrate its investments in any single industry, it ordinarily expects to have substantial exposure to companies in potential high-growth areas such as technology or healthcare. The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. The Fund may purchase securities in initial public offerings (IPOs).

In managing the Fund, the portfolio managers employ fundamental research tools and the GrassrootsSM research described below, in an attempt to maximize market opportunities. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow or earnings, through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; the potential for superior risk-adjusted returns; differentiated or superior products and services or a steady stream of new products and services. The portfolio managers will sell a security as they deem appropriate, such as when its price target has been attained, when the company experiences an adverse change in fundamentals, when a more favorable investment is identified or as necessary for redemption purposes.

The Fund ordinarily expects to use derivative instruments and related techniques in an attempt to take advantage of perceived market inefficiencies or expected security price movements, to enhance the Fund’s investment returns, to hedge against market and other risks in the portfolio and/or to obtain market exposure with reduced transactions costs. In an effort to maximize opportunities and the use of research gathered as described below, portfolio managers will also employ techniques based on derivative instruments. Specifically, the Fund expects, from time to time, to (i) purchase call options on securities whose prices the portfolio managers believe will increase, (ii) purchase and write (sell) put and call options (including “naked” options or individual securities not held in the Fund’s portfolio), including combinations of put and call options, (iii) engage in short sales, and (iv) employ other derivative instruments with respect to securities, indices, currencies and other assets. The Fund may enter into futures and forward contracts and swap agreements, and may write call options on indices and exchanged-traded funds. There is no assurance that these strategies will achieve their objectives and they may result in losses to the Fund. The derivative instruments to be employed by the Fund are described generally under “Investment Objectives and Policies—Derivative Instruments” in the Statement of Additional Information.

Although it has no current intention to do so, the Fund may also employ leverage by utilizing reverse repurchase agreements and borrowing money (to the maximum extent permitted under the Investment Company Act) to purchase or carry securities during periods in which the portfolio managers believe that the opportunities for gain are potentially greater than the risk of loss. The Fund will only borrow from banks, and only if the value of the Fund’s assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings, including the proposed borrowing. If at any time the Fund should fail to meet this 300% coverage requirement, the Fund, within three business days, will seek to reduce its borrowings so that it meets the requirement. To do so, or to meet maturing bank loans, the Fund might on occasion be required to dispose of portfolio securities when such disposition might not otherwise be desirable. Interest on money borrowed is an expense of the Fund; such expense may not be recovered by any appreciation of the securities purchased and may exceed the Fund’s investment income. In addition, even if the Fund does not have any borrowings outstanding it may incur commitment fees and other costs relating to the Fund’s credit facility. Leveraging is a speculative technique and there are special risks involved. To the extent that the Fund uses or incurs leverage, an investment in the Fund will be more volatile and riskier than an investment in funds that do not use leverage.

In addition to traditional research activities, the portfolio managers use GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services.

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

	• Market Risk • Issuer Risk • Equity Securities Risk • Derivatives Risk • Smaller Company Risk	• Credit Risk • Currency Risk • Emerging Markets Risk • Focused Investment Risk • IPO Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Short Selling Risk • Turnover Risk

RCM Technology Fund	Ticker Symbols: DRGTX (Inst. Class) DGTAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks long- term capital appreciation	Fund Focus Equity securities of U.S. and non-U.S. technology- related companies	Approximate Primary Capitalization Range Greater than $500 million

	Fund Category Sector-Related Stocks	Approximate Number of Holdings 30-120	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of technology companies and in derivatives and other synthetic instruments that have economic characteristics similar to common stocks and other equity securities of technology companies. The Fund’s use of derivative instruments will often give rise to forms of leverage and could have the effect of either magnifying or limiting the Fund’s gains and losses depending upon the particular derivative strategies used. The Fund normally invests in companies organized or headquartered in at least three different countries, and may invest up to 50% of its assets in non-U.S. issuers, but under normal market and other conditions no more than 25% of its assets in issuers organized or headquartered in any one country outside the United States, other than Japan. The Fund may also invest up to 20% of its assets in companies organized or headquartered in emerging market countries (but no more than 15% in any one emerging market country). The Fund intends to invest primarily in companies with market capitalizations greater than $500 million, with no more than 15% of its assets in technology companies with market capitalizations below $100 million. The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. The Fund may invest a substantial portion of its assets in securities issued in initial public offerings (IPOs).

The portfolio managers define technology companies as those that provide technology products or services or utilize technology to gain competitive advantages. These include internet products and services, computers and computer peripherals, software, electronic components and systems, communications equipment and services, semiconductors, media and information services, pharmaceuticals, hospital supply and medical devices, biotechnology products, environmental services, chemical products and synthetic materials, defense and aerospace products and services, nanotechnology, energy equipment and services and others. The portfolio managers evaluate the fundamental value and prospects for growth of individual companies and focus on those companies that they expect will have higher than average rates of growth and strong potential for capital appreciation. Investments are not restricted to companies with a record of dividend payments.

The portfolio managers develop forecasts of economic growth, inflation, and interest rates that they use to help identity those regions and individual countries that are believed likely to offer the best investment opportunities. In addition to traditional research activities, the portfolio managers use GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund ordinarily expects to use derivative instruments and related techniques in an attempt to take advantage of perceived market inefficiencies or expected security price movements, to enhance the Fund’s investment returns, to hedge against market and other risks in the portfolio and/or to obtain market exposure with reduced transactions costs. In an effort to maximize opportunities and the use of research gathered as described below, portfolio managers will also employ techniques based on derivative instruments. Specifically, the Fund expects, from time to time, to (i) purchase call options on securities whose prices the portfolio managers believe will increase, (ii) purchase and write (sell) put and call options (including “naked” options or individual securities not held in the Fund’s portfolio), including combinations of put and call options, (iii) engage in short sales, and (iv) employ other derivative instruments with respect to securities, indices, currencies and other assets. The Fund may enter into futures and forward contracts and swap agreements, and may write call options on indices and exchanged-traded funds. There is no assurance that these strategies will achieve their objectives and they may result in losses to the Fund. The derivative instruments to be employed by the Fund are described generally under “Investment Objectives and Policies—Derivative Instruments” in the Statement of Additional Information.

The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

	• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk • Credit Risk	• Currency Risk • Derivatives Risk • Emerging Markets Risk • Focused Investment Risk • IPO Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Short Selling Risk • Turnover Risk

Nicholas-Applegate Institutional Funds Emerging Markets Fund	Ticker Symbol: NAGDX ( Class II)

Principal Investments and Strategies

The Fund normally invests at least 75% of its net assets in common stock. In addition, the Fund spreads its investments among countries. Normally, at least 80% of its net assets will be invested in companies that are tied economically to a number of different countries with emerging securities markets. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Fund may invest up to 20% of its assets in U.S. companies.

The Fund seeks maximum long-term capital appreciation. In pursuing this goal, the Fund invests primarily in stocks of companies located in countries with emerging securities markets—that is, countries with securities markets which are, in the opinion of the Investment Adviser, less sophisticated than more developed markets in terms of participation, analyst coverage, liquidity and regulation. These are markets which have yet to reach a level of maturity associated with developed foreign stock markets, especially in terms of participation by investors.

The Fund seeks to achieve its investment objective by investing primarily in companies located in the countries represented in the Fund’s benchmark, the MSCI Emerging Markets Index. The portfolio managers’ “Emerging Markets Systematic” investment approach uses a quantitative process to make individual security, industry sector, country and currency selection decisions, and to integrate those decisions. The portfolio managers seek to position the Fund’s portfolio to deliver consistent risk-adjusted returns, with a low tracking error to the Fund’s benchmark, over time. The portfolio managers believe that their investment process results in a clearly defined buy and sell discipline that will continually drive the Fund’s portfolio toward new excess return opportunities.

The Investment Adviser allocates the Fund’s assets among securities of countries that are expected to provide the best opportunities for meeting the Fund’s investment objective. The Fund may also lend portfolio securities on a short-term basis, up to 30% of its total assets. The Investment Adviser expects a high portfolio turnover rate which can be 150% or more.

Principal Risks

Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing. The Fund is primarily subject to the following risks:

Stock Market Volatility—The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, its market capitalization, the value of its assets, general economic conditions, interest rates, investor perceptions, domestic and worldwide political events, and market liquidity. Stock prices are unpredictable, may fall suddenly and may continue to fall for extended periods.

Smaller Issuers—Investments in small- and mid-capitalization companies entails greater risk because these companies may have unproven track records, limited product or service base, limited access to capital and may be more likely to fail than larger more established companies. Information regarding smaller companies may be less available, incomplete or inaccurate, and their securities may trades less frequently than those of larger companies.

Non-U.S. Securities Risks—The prices of non-U.S. securities may be further affected by other factors, including:

a.	Currency exchange rates—The dollar value of the Fund’s non-U.S. investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

b.	Political and economic conditions—The value of the Fund’s non-U.S. investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

c.	Regulations—Non-U.S. companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about non-U.S. companies than about U.S. companies.

d.	Markets—The securities markets of other countries are smaller than U.S. securities markets. As a result, many non-U.S. securities may be less liquid and their prices may be more volatile than U.S. securities.

e.	Emerging Securities Markets—Non-U.S. securities risks are magnified in countries with emerging securities markets since these countries may have unstable governments and less established markets.

f.	Equity-Linked Securities—Equity-Linked Securities are derivative instruments that replicate the characteristics of an underlying security. In addition to other non-U.S. securities risks, Equity-Linked Securities involve the risk that the issuer may default on its obligations under the security.

Securities Lending—There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

Active Portfolio Trading—A high portfolio turnover rate has the potential to generate more taxable short-term gains for shareholders and may have an adverse effect on the Fund’s after tax performance.

Lack of Operating History—The Fund has fewer than three years of operating history upon which prospective shareholders can evaluate their likely performance.

Nicholas-Applegate Institutional Funds Global Select Fund	Ticker Symbol: NAGSX (Class II)

Principal Investments and Strategies

The Fund normally invests at least 75% of its net assets in equity securities. The Fund normally invests at least 80% of its net assets in the common stock of companies that are tied economically to a number of different countries throughout the world, one of which may be the United States. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. Under normal circumstances, the Fund will invest a significant amount of its assets outside the United States. When in the opinion of the Investment Adviser, greater investment opportunities exist, the Fund may also invest in companies located in countries with emerging securities markets.

The Fund seeks maximum long-term capital appreciation. In pursuing its investment objective the Fund invests in a broad range of U.S. and non-U.S. companies in different industries that, in the Investment Adviser’s opinion, represent the “best of the best” globally—companies that are leaders in their respective industries or emerging players with established histories of earnings, easy access to credit and experienced management teams. These are companies the Investment Adviser believes are benefiting from sustainable competitive advantages. The Investment Adviser considers any company with these characteristics regardless of their respective capitalization, domicile or industry.

In analyzing specific companies for possible investment, the Fund’s Investment Adviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The Investment Adviser considers whether to sell a particular security when any of those factors materially changes.

The Investment Adviser allocates the Fund’s assets among securities of countries, including countries with emerging markets, that are expected to provide the best opportunities for meeting the Fund’s investment objective.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets. The Investment Adviser expects a high portfolio turnover rate which can be 200% or more.

Principal Risks

Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing. The Fund is primarily subject to the following risks:

Stock Market Volatility—The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, its market capitalization, the value of its assets, general economic conditions, interest rates, investor perceptions, domestic and worldwide political events, and market liquidity. Stock prices are unpredictable, may fall suddenly and may continue to fall for extended periods.

Non-U.S. Securities Risks—The prices of non-U.S. securities may be further affected by other factors, including:

Currency exchange rates—The dollar value of the Fund’s non-U.S. investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

Political and economic conditions—The value of the Fund’s non-U.S. investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

Regulations—Non-U.S. companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about non-U.S. companies than about U.S. companies.

Markets—The securities markets of other countries are smaller than U.S. securities markets. As a result, many non-U.S. securities may be less liquid and their prices may be more volatile than U.S. securities.

Emerging Securities Markets—Non-U.S. securities risks are magnified in countries with emerging securities markets since these countries may have unstable governments and less established markets.

Equity-Linked Securities—Equity-Linked Securities are derivative instruments that replicate the characteristics of an underlying security. In addition to other non-U.S. securities risks, Equity-Linked Securities involve the risk that the issuer may default on its obligations under the security.

Securities Lending—There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

Smaller Issuers—Investments in small- and mid-capitalization companies entails greater risk because these companies may have unproven track records, limited product or service base, limited access to capital and may be more likely to fail than larger more established companies. Information regarding smaller companies may be less available, incomplete or inaccurate, and their securities may trades less frequently than those of larger companies.

Active Portfolio Trading—A high portfolio turnover rate has the potential to generate more taxable short-term gains that may be taxed as ordinary income and may have an adverse effect on the Fund’s after tax performance.

Nicholas-Applegate Institutional Funds International All Cap Growth Fund	Ticker Symbol: NIACX (Class I)

Principal Investments and Strategies

The Fund normally invests at least 75% of its net assets in common stocks. Under normal conditions, the Fund invests at least 80% of its net assets in the securities of companies that are tied economically to a number of different foreign countries throughout the world. The Fund’s investments are not limited with respect to the capitalization size of issuers. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Fund may invest up to 20% of its assets in U.S. companies.

The Fund seeks maximum long-term capital appreciation. In pursuing this goal, the Fund invests in a diversified portfolio of equity securities of companies primarily located in developed non-U.S. markets.

The Investment Adviser conducts “bottom-up” individual company analysis on a group of companies that meet the Investment Adviser’s standards. It identifies companies experiencing accelerating earnings, rising relative price strength and positive company fundamentals. A “top-down” analysis is conducted to confirm the results of “bottom-up” scrutiny, and help identify the most attractive sectors and countries for investment. The resulting portfolio is invested in companies with above average earnings growth and positioned in strong growth areas, typically in greater than twenty countries outside of the U.S. The Fund will invest in companies of any size from larger, well-established companies to smaller, emerging growth companies, and may invest in companies in lesser-developed countries.

The Fund may also lend portfolio securities on a short-term basis, up to 30% of its total assets. The Investment Adviser expects a high portfolio turnover rate which can be 200% or more.

Principal Risks

Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing. The Fund is primarily subject to the following risks:

Stock Market Volatility—The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, its market capitalization, the value of its assets, general economic conditions, interest rates, investor perceptions, domestic and worldwide political events, and market liquidity. Stock prices are unpredictable, may fall suddenly and may continue to fall for extended periods.

Smaller Issuers—Investments in small- and mid-capitalization companies entails greater risk because these companies may have unproven track records, limited product or service base, limited access to capital and may be more likely to fail than larger more established companies. Information regarding smaller companies may be less available, incomplete or inaccurate, and their securities may trade less frequently than those of larger companies.

Non-U.S. Securities Risks—The prices of non-U.S. securities may be further affected by other factors, including:

Currency exchange rates—The dollar value of the Fund’s non-U.S. investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

Political and economic conditions—The value of the Fund’s non-U.S. investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

Regulations—Non-U.S. companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about non-U.S. companies than about U.S. companies.

Markets—The securities markets of other countries are smaller than U.S. securities markets. As a result, many non-U.S. securities may be less liquid and their prices may be more volatile than U.S. securities.

Equity-Linked Securities—Equity-Linked Securities are derivative instruments that replicate the characteristics of an underlying security. In addition to other non-U.S. securities risks, Equity-Linked Securities involve the risk that the issuer may default on its obligations under the security.

Emerging Securities Markets—To the extent that the Fund invests in countries with emerging markets, the non-U.S. securities risks are magnified since these countries may have unstable governments and less established markets.

Securities Lending—There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

Active Portfolio Trading—A high portfolio turnover rate has the potential to generate more taxable short-term gains that may be taxed as ordinary income and may have an adverse effect on the Fund’s after tax performance.

Nicholas-Applegate Institutional Funds International Growth Opportunities Fund	Ticker Symbol: NAIIX (Class II)

Principal Investments and Strategies

The Fund normally invests at least 75% of its net assets in common stock. Under normal conditions, the Fund invests at least 80% of its net assets in securities of companies that are tied economically to a number of different foreign countries throughout the world. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. When in the opinion of the Investment Adviser greater investment opportunities exist, the Fund may also invest in companies located in countries with emerging securities markets and in the securities of issuers with larger market capitalizations. The Fund may invest up to 20% of its assets in U.S. issuers.

The Fund seeks maximum long-term capital appreciation. In pursuing this goal, the Fund invests primarily in smaller-capitalized companies with above average earnings growth and positioned in strong growth areas, typically in greater than 20 countries outside of the U.S. In the opinion of the Fund’s Investment Adviser, smaller-capitalized companies are those whose stock market capitalizations correspond to the smallest 20% of companies, ranked by total market capitalization, of the Citigroup World ex-U.S. BMI Index, at time of purchase. As of June 30, 2008 the Index was comprised of companies with capitalizations ranging from $3 million to $196 billion. In non-U.S. markets, the capitalization ranges for small capitalized stocks may be significantly higher or lower than the U.S. and will vary. The market capitalization ranges of stocks in which the Fund invests may fluctuate greatly due to changing currency values, differences in the size of the respective economies, and movements in the local stock markets. The Investment Adviser may continue to hold and add to an initial investment for further capital growth opportunities even if the company is no longer “small cap”.

In analyzing specific companies for possible investment, the Fund’s Investment Adviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The Investment Adviser considers whether to sell a particular security when any of those factors materially changes.

The Investment Adviser allocates the Fund’s assets among securities of countries that are expected to provide the best opportunities for meeting the Fund’s investment objective.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets. The Investment Adviser expects a high portfolio turnover rate which can be 100% or more.

Principal Risks

Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing. The Fund is primarily subject to the following risks:

Stock Market Volatility—The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, domestic and worldwide political events, and market liquidity. Stock prices are unpredictable, may fall suddenly and may continue to fall for extended periods.

Smaller Issuers—Investments in small-capitalization companies entails greater risk because these companies may have unproven track records, limited product or service base, limited access to capital and may be more likely to fail than larger more established companies. Information regarding smaller companies may be less available, incomplete or inaccurate, and their securities may trades less frequently than those of larger companies.

Non-U.S. Securities Risks—The prices of non-U.S. securities may be further affected by other factors, including:

Currency exchange rates—The dollar value of the Fund’s non-U.S. investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

Political and economic conditions—The value of the Fund’s non-U.S. investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

Regulations—Non-U.S. companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about non-U.S. companies than about U.S. companies.

Markets—The securities markets of other countries are smaller than U.S. securities markets. As a result, many non-U.S. securities may be less liquid and their prices may be more volatile than U.S. securities.

Emerging Securities Markets—To the extent that the Fund invests in countries with emerging markets, the non-U.S. securities risks are magnified since these countries may have unstable governments and less established markets.

Equity-Linked Securities—Equity-Linked Securities are derivative instruments that replicate the characteristics of an underlying security. In addition to other non-U.S. securities risks, Equity-Linked Securities involve the risk that the issuer may default on its obligations under the security.

Active Portfolio Trading—A high portfolio turnover rate has the potential to generate more taxable short-term gains that may be taxed as ordinary income and may have an adverse effect on the Fund’s after tax performance.

Securities Lending—There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

Nicholas-Applegate Institutional Funds International Systematic Fund	Ticker Symbol: NAIEX (Class II)

Principal Investments and Strategies

The Fund normally invests at least 75% of its net assets in common stocks. Under normal conditions, the Fund invests at least 80% of its net assets in the securities of companies that are tied economically to a number of different foreign countries throughout the world. The Fund’s investments are not limited with respect to the capitalization size of issuers. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Fund may invest up to 20% of its assets in U.S. companies.

The Fund seeks maximum long-term capital appreciation. In pursuing this goal, the Fund invests primarily in companies located throughout the world.

The Fund seeks to achieve its investment objective by investing primarily in companies located in the developed countries represented in the Fund’s benchmark, the MSCI EAFE Index. The Investment Adviser’s “international systematic” investment approach uses a quantitative process to make individual security, industry sector, country and currency selection decisions and to integrate those decisions. The portfolio managers seek to position the Fund’s portfolio to deliver consistent risk-adjusted returns, with a low tracking error to the Fund’s benchmark, over time. The portfolio managers believe that their investment process results in a clearly defined buy and sell discipline that will continually drive the Fund’s portfolio toward new excess return opportunities.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets. The Investment Adviser expects a high portfolio turnover rate which can be 100% or more.

Principal Risks

Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing. The Fund is primarily subject to the following risks:

Stock Market Volatility—The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, its market capitalization, the value of its assets, general economic conditions, interest rates, investor perceptions, domestic and worldwide political events, and market liquidity. Stock prices are unpredictable, may fall suddenly and may continue to fall for extended periods.

Smaller Issuers—Investments in small- and mid-capitalization companies entails greater risk because these companies may have unproven track records, limited product or service base, limited access to capital and may be more likely to fail than larger more established companies. Information regarding smaller companies may be less available, incomplete or inaccurate, and their securities may trades less frequently than those of larger companies.

Non-U.S. Securities Risks—The prices of non-U.S. securities may be further affected by other factors, including:

Currency exchange rates—The dollar value of the Fund’s non-U.S. investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

Political and economic conditions—The value of the Fund’s non-U.S. investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

Regulations—Non-U.S. companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about non-U.S. companies than about U.S. companies.

Markets—The securities markets of other countries are smaller than U.S. securities markets. As a result, many non-U.S. securities may be less liquid and their prices may be more volatile than U.S. securities.

Equity-Linked Securities—Equity-Linked Securities are derivative instruments that replicate the characteristics of an underlying security. In addition to other non-U.S. securities risks, Equity-Linked Securities involve the risk that the issuer may default on its obligations under the security.

Securities Lending—There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

Active Portfolio Trading—A high portfolio turnover rate has the potential to generate more taxable short-term gains for shareholders and may have an adverse effect on the Fund’s after tax performance.

Lack of Operating History—The Fund has fewer than three years of operating history upon which prospective shareholders can evaluate their likely performance.

Nicholas-Applegate Institutional Funds U.S. Convertible Fund	Ticker Symbol: NIGTX (Class II)

Principal Investments and Strategies

Normally, the Fund invests at least 80% of its net assets in U.S. securities that are convertible into common stock. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. It may also invest in securities issued by the U.S. government and its agencies and instrumentalities.

The Fund may also invest up to 20% of its assets in debt securities rated below investment grade.

The Fund seeks maximum total return, consisting of capital appreciation and current income. In pursuing its goal, the Fund invests primarily in securities that are convertible into common stock, across all ratings and capitalization ranges.

The Investment Adviser evaluates each security’s investment characteristics as a fixed income instrument as well as its potential for capital appreciation. The Investment Adviser seeks to capture approximately 70-80% of the upside performance of the underlying equities with 50% or less of the downside exposure.

In analyzing specific companies for possible investment, the Fund’s Investment Adviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The Investment Adviser considers whether to sell a particular security when any of those factors materially changes.

Principal Risks

Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing. The Fund is primarily subject to the following risks:

Convertible Securities Risks—Convertible securities have the investment characteristics of both equity and debt securities. These securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on the issuer’s balance sheet. Hence an issuer with investment grade senior debt may issue convertible securities with ratings less than investment grade or not rated.

Fixed Income Securities Risks—The value of bonds changes as interest rates fluctuate: if rates rise, the prices of bonds normally fall; if rates fall, their prices normally rise. Bonds with longer durations tend to be more sensitive to changes in interest rates.

Below and Low Investment Grade Bonds—generally have more risk and volatility than higher-rated securities because of reduced creditworthiness and greater chance of default by the issuer. Convertible securities rated below investment grade and other bonds may be subject to some of the same risks as those inherent in below investment grade debt. Accordingly, these below investment grade bonds and bonds rated in the lowest category of investment grade are considered predominantly speculative and are subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic periods.

Stock Market Volatility—The prices of securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, domestic and worldwide political events, and market liquidity. Stock prices are unpredictable, may fall suddenly and may continue to fall for extended periods.

Liquidity—The liquidity of individual convertible securities varies considerably. Below investment grade convertible securities have less liquidity than higher rated investment grade convertible securities, which may make it more difficult for the Fund to sell or buy at a favorable price and time.

Smaller Issuers—Investments in small- and mid-capitalization companies entail greater risk because these companies may have unproven track records, limited product or service base, limited access to capital and may be more likely to fail than larger more established companies. Information regarding smaller companies may be less available, incomplete or inaccurate, and their securities may trade less frequently than those of larger companies.

Nicholas-Applegate Institutional Funds U.S. Emerging Growth Fund	Ticker Symbol: NAGQX (Class I)

Principal Investments and Strategies

Normally, the Fund invests at least 80% of its net assets in U.S. common stock. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. When in the opinion of the Investment Adviser, greater investment opportunities exist, the Fund may also invest in securities of issuers with larger market capitalizations.

The Fund seeks maximum long-term capital appreciation. In pursuing this goal the Fund invests in stocks from a universe of U.S. companies with small market capitalizations. Generally, small companies are those with market capitalizations similar to the Russell 2000 Growth Index as measured at the time of purchase. As of June 30, 2008, the index represented a capitalization range of $91 million to $3.9 billion. Capitalization of companies held by the Fund may fluctuate greatly as the market moves upwards or downwards and the Investment Adviser may continue to hold and add to an initial investment for further capital growth opportunities even if the company is no longer “small cap”.

In analyzing specific companies for possible investment, the Fund’s Investment Adviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The Investment Adviser considers whether to sell a particular security when any of those factors materially changes.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets. The Investment Adviser expects a high portfolio turnover rate which can be 200% or more.

Principal Risks

Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing. The Fund is primarily subject to the following risks:

Stock Market Volatility—The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, domestic and worldwide political events, and market liquidity. Stock prices are unpredictable, may fall suddenly and may continue to fall for extended periods.

Smaller Issuers—Investments in small-capitalization companies entail greater risk because these companies may have unproven track records, limited product or service base, limited access to capital and may be more likely to fail than larger more established companies. Information regarding smaller companies may be less available, incomplete or inaccurate, and their securities may trade less frequently than those of larger companies.

Securities Lending—There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

Active Portfolio Trading—A high portfolio turnover rate has the potential to generate more taxable short-term gains that may be taxed as ordinary income may have an adverse effect on the Fund’s after tax performance.

Nicholas-Applegate Institutional Funds U.S. High Yield Bond Fund	Ticker Symbol: NAHIX (Class II)

Principal Investments and Strategies

Normally, the Fund invests at least 80% of its net assets in U.S. corporate bonds rated below investment grade. Below investment grade bonds are generally those rated below BBB by S&P or Baa by Moody’s Investor Services or of comparable quality if unrated. The Fund will provide shareholders with at least 60 days prior notice of any change in this investment policy. For a description of these ratings, see “Bond Quality” beginning on page 35. Securities may bear rates that are fixed, variable or floating and the Fund invests across the entire range of maturities of corporate bonds rated below investment grade.

The Fund seeks a high level of current income and capital growth. In pursuing its goal, the Fund invests primarily in U.S. corporate bonds rated below investment grade.

In managing the Fund’s investment portfolio, the Fund’s Investment Adviser seeks to minimize the main risk associated with High Yield Bonds—Credit Risk. To this end, the Investment Adviser uses traditional high yield credit analysis combined with a disciplined, fundamental bottom-up research process that facilitates the early identification of high yield issuers demonstrating an ability to improve their fundamental characteristics. In the opinion of the Investment Adviser, high yield bond returns are driven by company performance, not by the direction of interest rates. Portfolio candidates are expected to exceed minimum credit statistics and exhibit the highest visibility of future expected operating performance. The Investment Adviser’s sell discipline is clearly defined and designed to drive the Fund’s portfolio continually toward strength. A series of sell alerts triggering further verification research such as, change in credit fundamentals, decline in relative attractiveness to other issues, and decline in industry fundamentals are utilized and the Investment Adviser will consider selling a particular security if any of the original reasons for purchase materially changes. The Investment Adviser expects a high portfolio turnover rate which can be 100% or more.

Principal Risks

Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing. The Fund is primarily subject to the following risks:

Below Investment Grade Bonds—The bonds in which the Fund invests have a higher default risk than investment grade bonds. Below investment grade bonds are almost always uncollateralized and subordinated to other debt that an issuer has outstanding. Accordingly, below investment grade bonds and bonds rated in the lowest category of investment grade are considered predominantly speculative.

Liquidity—The liquidity of individual corporate bonds varies considerably. Below investment grade corporate bonds have less liquidity than higher rated investment grade bonds, which may make it more difficult for the Fund to sell or buy at a favorable price and time.

Economic—Below investment grade corporate bond returns are sensitive to changes in the economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies. This effect grows more pronounced in bonds with longer outstanding maturities.

Interest Rates—The returns of below investment grade bonds are sensitive to changes in prevailing interest rates. An increase in interest rates may result in a decrease in the value of the Fund’s shares. Bonds with longer durations tend to be more sensitive to changes in interest rates.

Nicholas-Applegate Institutional Funds U.S. Micro Cap Fund	Ticker Symbol: NAMCX (Class I)

Principal Investments and Strategies

Normally, the Fund invests at least 80% of its net assets in the common stock of U.S. “micro cap” companies. The Fund will provide shareholders with at least 60 days prior notice of any change in this investment policy. When in the opinion of the Investment Adviser, greater investment opportunities exist, the Fund may also invest in securities of issuers with larger market capitalizations.

The Fund seeks maximum long-term capital appreciation. In pursuing its goal, the Fund invests in securities of companies with market capitalizations corresponding to the Russell MicroCap Growth Index (as measured at the time of purchase). The Index was comprised of securities of issuers with market capitalizations between $26 million and $748 million as of June 30, 2008. Capitalization of companies held by the Fund may fluctuate greatly as the market moves upwards or downwards and the Investment Adviser may continue to hold and add to an initial investment for further capital growth opportunities even if the company is no longer “micro cap”.

In analyzing specific companies for possible investment, the Fund’s Investment Adviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The Investment Adviser considers whether to sell a particular security when any of those factors materially changes. The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets. The Investment Adviser expects a high portfolio turnover rate which can be 200% or more.

Principal Risks

Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing. The Fund is primarily subject to the following risks:

Stock Market Volatility—The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, domestic and worldwide political events, and market liquidity. Stock prices are unpredictable, may fall suddenly and may continue to fall for extended periods.

Smaller Issuers—Investments in small-capitalization companies entail greater risk because these companies may have unproven track records, limited product or service base, limited access to capital and may be more likely to fail than larger more established companies. Information regarding smaller companies may be less available, incomplete or inaccurate, and their securities may trade less frequently than those of larger companies.

Securities Lending—There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

Active Portfolio Trading—A high portfolio turnover rate has the potential to generate more taxable short-term gains that may be taxed as ordinary income and may have an adverse effect on the Fund’s after tax performance.

Nicholas-Applegate Institutional Funds U.S. Systematic Large Cap Growth Fund	Ticker Symbol: NLCTX (Class II)

Principal Investments and Strategies

Normally, the Fund invests at least 80% of its net assets in common stock of large U.S. companies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

The Fund seeks long-term capital appreciation. In pursuing this goal, the Fund invests primarily in stocks from a universe of U.S. companies with large market capitalizations. Generally, large companies are those with market capitalizations similar to the Russell 1000 Growth Index as measured at the time of purchase; but the Fund considers “large” companies to be companies with market capitalization greater than $5 billion. Capitalization of companies held by the Fund may fluctuate greatly as the market moves upwards or downwards.

The Investment Adviser uses a quantitative process to make individual security and industry sector selection decisions and to integrate those decisions. The portfolio managers seek to position the Fund’s portfolio to deliver consistent risk-adjusted returns, while maintaining a portfolio whose returns closely resemble those of the Fund’s benchmark over time. The process begins with the Investment Adviser’s quantitative research model, which estimates a rate of return for each stock in the investment universe based on an array of factors. The research model focuses on key characteristics of change such as earnings trends, the rate of earnings acceleration in reported and expected earnings and positive earnings revisions. In the opinion of the Investment Adviser, companies with upward earnings revisions and those reporting earnings above expectations will outperform the market.

When determining whether positive change is sustainable over the long term, the Investment Adviser analyzes fundamental quality by focusing on a number of variables including earnings acceleration and valuation measures. Once the Investment Adviser has assessed an investment opportunity for the presence of a positive catalyst and sustainability, it seeks confirming signals that these changes are beginning to be recognized by the market through rising stock prices. The Investment Adviser considers whether to sell a particular security when any of these factors materially changes.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets. The Investment Adviser expects a high portfolio turnover rate which can be 100% or more.

Principal Risks

Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing. The Fund is primarily subject to the following risks:

Stock Market Volatility—The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, domestic and worldwide political events, and market liquidity. Stock prices are unpredictable, may fall suddenly and may continue to fall for extended periods.

To the extent the Fund is overweighted in certain market sectors compared to the Russell 1000 Growth Index, the Fund may be more volatile than the Index.

Securities Lending—There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

Active Portfolio Trading—A high portfolio turnover rate has the potential to generate more taxable short-term gains that may be taxed as ordinary income and may have an adverse effect on the Fund’s after tax performance.

Nicholas-Applegate Institutional Funds U.S. Ultra Micro Cap Fund	Ticker Symbol: NUMCX (Class I)

Principal Investments and Strategies

The Fund normally invests at least 80% of its net assets in common stocks of “ultra micro cap” U.S. companies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Fund may invest up to 20% of its assets in issuers with larger market capitalizations.

The Fund seeks maximum long-term capital appreciation. In pursuing this goal, the Fund invests primarily in securities of companies with market capitalizations below the weighted average of the Russell Micro Cap Growth Index (as measured at the time of purchase). As of June 30, 2008, the weighted average of the Index was $302 million. Capitalization of companies held by the Fund may fluctuate greatly as the market moves upwards or downwards and the Investment Adviser may continue to hold and add to an initial investment for further capital growth opportunities, even if the company is no longer “ultra micro cap.”

In analyzing specific companies for possible investment, the Fund’s Investment Adviser applies an actively-managed bottom-up investment approach that provides diversified exposure to the smallest U.S. micro cap growth stocks that it expects to exceed market expectations for earnings growth. The Investment Adviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The Investment Adviser considers whether to sell a particular security when any of those factors materially changes.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets. The Investment Adviser expects a high portfolio turnover rate which can be 200% or more.

Principal Risks

Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing. The Fund is primarily subject to the following risks:

Stock Market Volatility—The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, its market capitalization, the value of its assets, general economic conditions, interest rates, investor perceptions, domestic and worldwide political events, and market liquidity. Stock prices are unpredictable, may fall suddenly and may continue to fall for extended periods.

Smaller Issuers—Investments in small-capitalization companies entails greater risk because these companies may have unproven track records, limited product or service base, limited access to capital and may be more likely to fail than larger more established companies. Information regarding smaller companies may be less available, incomplete or inaccurate, and their securities may trade less frequently than those of larger companies.

Securities Lending—There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

Active Portfolio Trading—The Fund may engage in active trading of portfolio securities. A high portfolio turnover rate has the potential to generate more taxable short-term gains that may be taxed as ordinary income and may have an adverse effect on the Fund’s after tax performance.

Lack of Operating History—The Fund has fewer than three years of operating history upon which prospective shareholders can evaluate their likely performance

PIMCO CommodityRealReturn Strategy Fund	Ticker Symbols: PCRIX (Inst. Class) PCRRX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum real return consistent with prudent investment management	Fund Focus Commodity-linked derivative instruments backed by a portfolio of inflation-indexed and other Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa
	Average Portfolio Duration ≤ 10 years	Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. The Fund invests in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures, that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments. The Fund may also invest in common and preferred stocks as well as convertible securities of issuers in commodity-related industries.

The Fund will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Fund I Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). These commodity index-linked notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment. The Fund may also gain exposure to commodity markets by investing in the Subsidiary. The Subsidiary is advised by PIMCO, and has the same investment objective as the Fund. As discussed in greater detail elsewhere in this prospectus, the Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund.

The derivative instruments in which the Fund and the Subsidiary primarily intend to invest are instruments linked to certain commodity indices. Additionally, the Fund or the Subsidiary may invest in derivative instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts. The Fund’s or the Subsidiary’s investments in commodity-linked derivative instruments may specify exposure to commodity futures with different roll dates, reset dates or contract months than those specified by a particular commodity index. As a result, the commodity-linked derivatives component of the Fund’s portfolio may deviate from the returns of any particular commodity index. The Fund or the Subsidiary may also over-weight or under-weight its exposure to a particular commodity index, or a subset of commodities, such that the Fund has greater or lesser exposure to that index than the value of the Fund’s net assets, or greater or lesser exposure to a subset of commodities than is represented by a particular commodity index. Such deviations will frequently be the result of temporary market fluctuations, and under normal circumstances the Fund will seek to maintain notional exposure to one or more commodity indices within 5% (plus or minus) of the value of the Fund’s net assets.

Assets not invested in commodity-linked derivative instruments or the Subsidiary may be invested in inflation-indexed securities and other Fixed Income Instruments, including derivative Fixed Income Instruments. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund. In addition, the Fund may concentrate its assets in particular sectors of the commodities market.

The average portfolio duration of the fixed income portion of this Fund will vary based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed ten years. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy back or dollar rolls).

Principal Risks

Under certain conditions, generally in a market where the value of both commodities and fixed income securities are declining, the Fund may experience substantial losses. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Commodity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk • Currency Risk	• Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Tax Risk • Subsidiary Risk • Short Sale Risk

PIMCO California Intermediate Municipal Bond Fund	Ticker Symbols: PCIMX (Inst. Class) PCMMX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks high current income exempt from federal and California income tax. Capital appreciation is a secondary objective.	Fund Focus Intermediate maturity municipal securities (exempt from federal and California income tax)	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration 3-7 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. By concentrating its investments in California, the Fund will be subject to California State-Specific Risk.

The Fund may invest without limitation in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, a substantial portion of the Fund’s distributions may not be exempt from federal income tax. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. The Fund may invest the remainder of its net assets in other types of Fixed Income Instruments. The average portfolio duration of this Fund normally varies from three to seven years based on PIMCO’s forecast for interest rates. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are municipal bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk	• Derivatives Risk	• Leveraging Risk
• Credit Risk	• Equity Risk	• Management Risk
• High Yield Risk	• Mortgage-Related and Other Asset-Backed Risk	• California State-Specific Risk
• Market Risk	• Issuer Non-Diversification Risk	• Municipal Project-Specific Risk
• Issuer Risk		• Short Sale Risk
• Liquidity Risk

PIMCO California Short Duration Municipal Income Fund	Ticker Symbols: PCDIX (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short to intermediate maturity municipal securities (exempt from federal and California income tax)	Credit Quality Caa to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration ≤ 3 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. By concentrating its investments in California, the Fund will be subject to California-State Specific Risk.

The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. The Fund may invest the remainder of its net assets in other types of Fixed Income Instruments. The average portfolio duration of this Fund varies based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed three years. The total return sought by the Fund consists of both income earned on the Fund’s investments and capital appreciation. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) that are rated Caa or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are California Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk	• Derivatives Risk	• Leveraging Risk
• Credit Risk	• Equity Risk	• Management Risk
• High Yield Risk	• Mortgage-Related and Other Asset-Backed Risk	• California State-Specific Risk
• Market Risk	• Issuer Non-Diversification Risk	• Municipal Project-Specific Risk
• Issuer Risk		• Short Sale Risk
• Liquidity Risk

PIMCO Convertible Fund	Ticker Symbols: PFCIX (Inst. Class) PFCAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with prudent investment management	Fund Focus Convertible securities	Credit Quality Max 20% of total assets below B

	Average Portfolio Duration N/A	Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of convertible securities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Convertible securities, which are issued by companies of all sizes and market capitalizations, include, but are not limited to: corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) common stock or other securities, such as warrants or options, which provide an opportunity for equity participation. The Fund may invest in securities of any market capitalization, and may from time to time invest a significant amount of its assets in securities of smaller companies.

The Fund may invest all of its assets in high yield securities (“junk bonds”) subject to a maximum of 20% of its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may also invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. In addition, the Fund may invest in common stock or in other Fixed Income Instruments.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk	• Liquidity Risk	• Currency Risk
• Credit Risk	• Derivatives Risk	• Leveraging Risk
• High Yield Risk	• Equity Risk	• Smaller Company Risk
• Market Risk	• Foreign (Non-U.S.) Investment Risk	• Management Risk
• Issuer Risk	• Emerging Markets Risk	• Short Sale Risk

PIMCO Developing Local Markets Fund	Ticker Symbols: PLMIX (Inst. Class) PDEVX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Currencies or Fixed Income Instruments denominated in currencies of non-U.S. countries	Credit Quality Maximum 15% below B

	Average Portfolio Duration ≤ 8 years	Dividend Frequency Declared daily and distributed monthly

The Fund’s investment objective is maximum total return, consistent with preservation of capital and prudent investment management. The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in currencies of, or in Fixed Income Instruments denominated in the currencies of, developing markets. The Fund defines a “developing market” as any non-U.S. country, excluding those countries that have been classified by the World Bank as high-income OECD economies for the past five consecutive years. The Fund’s investments in currencies or Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The Fund may, but is not required to, hedge its exposure to non-U.S. currencies. Assets not invested in currencies or instruments denominated in currencies of non-U.S. countries described above may be invested in other types of Fixed Income Instruments.

The Fund may invest in the currencies and Fixed Income Instruments of emerging market countries. PIMCO will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in instruments whose return is based on the return of an emerging market security or a currency of an emerging market, such as a derivative instrument, rather than investing directly in emerging market securities or currencies. The average portfolio duration of this Fund varies based on PIMCO’s forecast for interest rates and, under normal market conditions, is not expected to exceed eight years.

The Fund may invest all of its assets in high yield securities (“junk bonds”) subject to a maximum of 15% of its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income and capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk	• Liquidity Risk	• Currency Risk
• Credit Risk	• Derivatives Risk	• Issuer Non-Diversification Risk
• High Yield Risk	• Mortgage-Related and Other Asset-Backed Risk	• Leveraging Risk
• Market Risk	• Foreign (Non-U.S.) Investment Risk	• Management Risk
• Issuer Risk	• Emerging Markets Risk	• Short Sale Risk

PIMCO Diversified Income Fund	Ticker Symbols: PDIIX (Inst. Class) PDAAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with prudent investment management	Fund Focus Investment grade corporate, high yield and emerging market Fixed Income Instruments	Credit Quality Maximum 10% of total assets below B

	Average Portfolio Duration 3-8 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Fund normally varies from three to eight years, based on PIMCO’s forecast for interest rates.

The Fund may invest in a diversified pool of corporate fixed income securities of varying maturities. The Fund may invest all of its assets in high yield securities (“junk bonds”) subject to a maximum of 10% of its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may invest, without limitation, in fixed income securities that are economically tied to emerging market countries. The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect the net asset value, yield and total return of the Fund are:

• Interest Rate Risk	• Liquidity Risk	• Emerging Markets Risk
• Credit Risk	• Derivatives Risk	• Currency Risk
• High Yield Risk	• Mortgage-Related and Other Asset-Backed Risk	• Leveraging Risk
• Market Risk	• Foreign (Non-U.S.) Investment Risk	• Management Risk
• Issuer Risk		• Short Sale Risk

PIMCO Emerging Local Bond Fund	Ticker Symbols: PELBX (Inst. Class) PEBLX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Fixed Income Instruments denominated in currencies of non-U.S. countries	Credit Quality Maximum 15% of total assets below B

	Average Portfolio Duration See description below	Dividend Frequency Declared daily and distributed monthly

The Fund’s investment objective is maximum total return, consistent with preservation of capital and prudent investment management. The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments denominated in currencies of countries with emerging securities markets, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund may invest in forwards or derivatives denominated in any currency, and forwards or derivatives denominated in any currency will be included under the 80% of assets policy noted in the prior sentence so long as the underlying asset of such forwards or derivatives is a Fixed Income Instrument denominated in the currency of an emerging market country. The Fund may, but is not required to, hedge its exposure to non-U.S. currencies. Assets not invested in instruments denominated in currencies of non-U.S. countries described above may be invested in other types of Fixed Income Instruments.

The Fund may invest without limit in Fixed Income Instruments that are economically tied to emerging market countries. Please see “Characteristics and Risks of Securities and Investment Techniques—Foreign (Non-U.S.) Securities” for a description of when an instrument is economically tied to an emerging market country. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. PIMCO will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in instruments whose return is based on the return of an emerging market security such as a derivative instrument, rather than investing directly in emerging market securities.

The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), which as of June 30, 2008 was 4.17 years.

The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 15% of its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income and capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk	• Derivatives Risk	• Emerging Markets Risk
• Credit Risk	• Equity Risk	• Currency Risk
• High Yield Risk	• Mortgage-Related and Other Asset-Backed Risk	• Issuer Non-Diversification Risk
• Market Risk	• Foreign (Non-U.S.) Investment Risk	• Leveraging Risk
• Issuer Risk		• Management Risk
• Liquidity Risk		• Short Sale Risk

PIMCO Emerging Markets Bond Fund	Ticker Symbols: PEBIX (Inst. Class) PEBAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Emerging market Fixed Income Instruments	Credit Quality Maximum 15% of total assets below B

	Average Portfolio Duration ≤ 8 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Such instruments may be denominated in non-U.S. currencies and the U.S. dollar. Please see “Characteristics and Risks of Securities and Investment Techniques—Foreign (Non-U.S.) Securities” for a description of when an instrument is economically tied to an emerging market country. The average portfolio duration of the Fund varies based on PIMCO’s forecast for interest rates and, under normal market conditions, is not expected to exceed eight years.

PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. The Fund emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. PIMCO will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in instruments whose return is based on the return of an emerging market security or a currency of an emerging market country, such as a derivative instrument, rather than investing directly in emerging market securities or currencies.

The Fund may invest all of its assets in high yield securities (“junk bonds”) subject to a maximum of 15% of its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk	• Liquidity Risk	• Emerging Markets Risk
• Credit Risk	• Derivatives Risk	• Currency Risk
• High Yield Risk	• Mortgage-Related and Other Asset-Backed Risk	• Issuer Non-Diversification Risk
• Market Risk	• Foreign (Non-U.S.) Investment Risk	• Leveraging Risk
• Issuer Risk		• Management Risk
• Short Sale Risk

PIMCO European StocksPLUS® TR Strategy Fund	Ticker Symbols: PESIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks total return which exceeds that of its benchmark index consistent with prudent investment management	Fund Focus European equity derivatives hedged to U.S. dollars backed by a portfolio of Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Collateral Fixed Income Duration See description below	Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of its benchmark index by investing under normal circumstances substantially all of its assets in European equity derivatives, backed by a portfolio of Fixed Income Instruments. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund’s benchmark index is the European Blue Chip 50 Index (Hedged USD) (the “Index”). The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund uses equity derivatives in addition to or in place of stocks to attempt to equal or exceed the performance of the Index. The value of equity derivatives should closely track changes in the value of underlying securities or indices. However, derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Lehman Brothers Aggregate Bond Index. As of June 30, 2007, the duration of the Lehman Brothers Aggregate Bond Index was 4.70 years. The Lehman Brothers Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Index is a capitalization-weighted index of 50 European blue-chips stocks from those countries participating in the EMU (European Monetary Union). The Fund seeks to remain invested in equity derivatives and/or stocks even when the Index is declining. The Fund may invest in European equities or European equity derivatives that do not comprise the Index.

The Fund does not normally invest directly in stocks. However, when equity derivatives appear to be overvalued, the Fund may invest some or all of its assets in stocks. The Fund also may invest in exchange traded funds. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. With respect to the Fund’s fixed income investments, the Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.

Principal Risks

Under certain conditions, generally in a market where the value of both Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of stocks comprising the Index. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk	• Liquidity Risk	• Emerging Markets Risk
• Credit Risk	• Derivatives Risk	• Currency Risk
• High Yield Risk	• Equity Risk	• Issuer Non-Diversification Risk
• Market Risk	• Mortgage-Related and Other Asset-Backed Risk	• Leveraging Risk
• Issuer Risk	• Foreign (Non-U.S.) Investment Risk	• Management Risk
	• European Concentration Risk	• Short Sale Risk

PIMCO Extended Duration Fund	Ticker Symbols: PEDIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with prudent investment management	Fund Focus Long-term maturity Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration See description below	Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Fund normally varies within three years (plus or minus) of the duration of the Citigroup Strips Index, 20+ Year Sub-Index, which as of June 30, 2007 was 22.31 years.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) that are rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security

Principal Risks

Under certain conditions, generally in a market where the value of both Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of stocks comprising the Index. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk	• Liquidity Risk	• Currency Risk
• Credit Risk	• Derivatives Risk	• Leveraging Risk
• High Yield Risk	• Mortgage-Related and Other Asset-Backed Risk	• Management Risk
• Market Risk	• Foreign (Non-U.S.) Investment Risk	• Short Sale Risk
• Issuer Risk	• Emerging Markets Risk

PIMCO Far East (ex-Japan) StocksPLUS® TR Strategy Fund	Ticker Symbols: PEJIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks total return which exceeds that of its benchmark index consistent with prudent investment management	Fund Focus Far Eastern (excluding Japan) equity derivatives hedged to U.S. dollars backed by a portfolio of Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Collateral Fixed Income Duration See description below	Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of its benchmark index by investing under normal circumstances substantially all of its assets in Far Eastern (excluding Japan) equity derivatives, backed by a portfolio of Fixed Income Instruments. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund’s benchmark index is the Morgan Stanley Capital International Far East (Ex-Japan), hedged to U.S. dollars, Index (the “Index”). The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund uses equity derivatives in addition to or in place of stocks to attempt to approximate the performance of the Index. The value of Index derivatives should closely track changes in the value of underlying securities or indices. However, derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Lehman Brothers Aggregate Bond Index. As of June 30, 2007, the duration of the Lehman Brothers Aggregate Bond Index was 4.70 years. The Lehman Brothers Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Index is an unmanaged index of small capitalization issuers located throughout the Far East excluding Japan represented in U.S. dollars on a hedged basis. The Fund seeks to remain invested in equity derivatives and/or stocks even when the Index is declining. The Fund may invest in Far Eastern (excluding Japan) equities or Far Eastern (excluding Japan) equity derivatives that do not comprise the Index.

The Fund does not normally invest directly in stocks. However, when equity derivatives appear to be overvalued, the Fund may invest some or all of its assets in stocks. The Fund also may invest in exchange traded funds. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries and may invest in emerging market equity securities up to the approximate weightings in the Fund’s index. With respect to the Fund’s fixed income investments, the Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.

Principal Risks

Under certain conditions, generally in a market where the value of both Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of stocks comprising the Index. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk	• Derivatives Risk	• Currency Risk

• Credit Risk	• Equity Risk	• Issuer Non-Diversification Risk
• High Yield Risk	• Mortgage-Related and Other Asset-Backed Risk	• Leveraging Risk
• Market Risk	• Foreign (Non-U.S.)Investment Risk	• Management Risk
• Issuer Risk	• Far Eastern (excluding Japan) Concentration Risk	• Short Sale Risk
• Liquidity Risk	• Emerging Markets Risk

PIMCO Floating Income Fund	Ticker Symbols: PFIIX (Inst. Class) PFTAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Maximum current yield consistent with prudent investment management	Fund Focus Variable and floating-rate securities and their economic equivalents	Credit Quality Caa to Aaa; maximum 10% of total assets of total assets below B

	Average Portfolio Duration ≤ 1 year	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of variable and floating-rate securities, securities with durations of less than or equal to one year, and fixed-rate securities with respect to which the Fund has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating-rate interest payments. The average portfolio duration of this Fund will vary based on PIMCO’s forecast for interest rates and will normally not exceed one year. The Fund may also invest in other Fixed Income Instruments. Variable and floating-rate securities generally pay interest at rates that adjust whenever a specified interest rate changes and/or reset on predetermined dates (such as the last day of a month or calendar quarter).

The Fund may invest all of its assets in high yield securities (“junk bonds”) rated below investment grade but rated at least Caa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 10% of its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may invest, without limitation, in securities that are economically tied to emerging market countries. The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy-backs or dollar rolls).

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	Ticker Symbols: PFORX (Inst. Class) PFRAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Intermediate maturity hedged non-U.S. Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration See description below	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. Please see “Characteristics and Risks of Securities and Investment Techniques—Foreign (Non-U.S.) Securities” for a description of when an instrument is economically tied to a foreign (non-U.S.) country. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the JPMorgan GBI Global ex-U.S. Index Hedged in USD, which as of June 30, 2007 was 6.46 years. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund. To the extent the Fund invests a significant portion of its assets in a concentrated geographical area, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Foreign Bond Fund (Unhedged)	Ticker Symbols: PFUIX (Inst. Class) PFUUX (Admin. Class)

Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum total return, consistent with preservation of capital and prudent investment management	Intermediate maturity non-U.S. Fixed Income Instruments	B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration	Dividend Frequency
	See description below	Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. Please see “Characteristics and Risks of Securities and Investment Techniques—Foreign (Non-U.S.) Securities” for a description of when an instrument is economically tied to a foreign (non-U.S.) country.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the JPMorgan GBI Global ex-U.S. FX NY Index Unhedged in USD, which as of June 30, 2007 was 6.46 years. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund. To the extent the Fund invests a significant portion of its assets in a concentrated geographic area, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Fundamental Advantage Tax Efficient Strategy Fund	Ticker Symbols: PFAEX (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum after tax total return, consistent with prudent investment management	Long exposure to Enhanced RAFI™
1000 hedged by short exposure to the
S&P 500 Index, backed by a portfolio
of Fixed Income Instruments, a
substantial portion of which is
comprised of high yield municipal
	securities	No Limitation

	Average Collateral Fixed Income Duration	Dividend Frequency
	4-11 years	Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances in derivatives providing long exposure to Enhanced RAFI™ 1000 and short exposure to the S&P 500 Index (the “S&P 500”), backed by a portfolio of Fixed Income Instruments, a substantial portion of which are expected to be high yield securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Enhanced RAFI™ 1000 and the S&P 500 are further described below. The Fund’s strategy with respect to maintaining long exposure to Enhanced RAFI™ 1000 and short exposure to the S&P 500 can be characterized as “market neutral” because it seeks to maintain a low correlation to the fluctuation of the U.S. equity market as a whole while returning the relative appreciation (or depreciation) of Enhanced RAFI™ 1000 over the S&P 500.

Enhanced RAFI™ 1000 is a performance recalibrated version of the FTSE RAFI™ 1000 Index, which is composed of the 1,000 largest publicly-traded U.S. companies by fundamental accounting value. Unlike other indexes, which are frequently comprised of stocks weighted according to their market capitalization, Enhanced RAFI™ 1000 is weighted by a combination of fundamental factors, including sales, cash flow, book values and, if applicable, dividends (sales, cash flow and dividends are averaged over the prior five years), and may incorporate additional factors, including but not limited to the quality of corporate earnings, the risk of financial distress and the quality of corporate governance/accounting practices. Indexes based on market capitalization, such as the S&P 500, generally overweight stocks which are overvalued, and underweight stocks which are undervalued. Enhanced RAFI™ 1000 seeks to avoid this problem by weighting stocks based on variables that do not depend on the fluctuations of market valuation. The S&P 500 is an unmanaged index composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund seeks to maintain long exposure to Enhanced RAFI™ 1000 and short exposure to the S&P 500 even when Enhanced RAFI™ 1000 is underperforming relative to the S&P 500.

The Fund may invest in common stocks, options, futures, options on futures and swaps to gain long exposure to Enhanced RAFI™ 1000 and short exposure to the S&P 500. The Fund typically will seek to simultaneously gain long exposure to Enhanced RAFI™ 1000 and short exposure to the S&P 500, each in an amount, under normal circumstances, approximately equal to the Fund’s net assets, by investing in total return swap agreements. Consistent with the Fund’s investment objective, PIMCO may utilize such swap agreements in a tax efficient manner. While the Fund will, under normal circumstances, seek to maintain approximately equal value exposure in its long positions in Enhanced RAFI™ 1000 and short positions in the S&P 500 in an effort to offset the effects on the Fund’s performance of general stock market movements, PIMCO may increase or decrease the Fund’s long exposure to Enhanced RAFI™ 1000 or the Fund’s short exposure to the S&P 500 when PIMCO deems it appropriate to do so. Because Enhanced RAFI™ 1000 is a proprietary index, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, or when PIMCO otherwise deems it appropriate to do so, the Fund may invest in, or take short positions in, other derivative instruments, “baskets” of stocks, or individual securities to replicate the performance of Enhanced RAFI™ 1000 relative to the S&P 500. The Fund also may invest in exchange traded funds.

The values of derivatives based on Enhanced RAFI™ 1000 and the S&P 500 should closely track changes in the value of Enhanced RAFI™ 1000 and the S&P 500. However, these derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the Fund’s assets may be invested in Fixed Income Instruments. The Fund intends to invest a substantial portion of its assets in high yield Municipal Bonds and “private activity” bonds that are rated (at the time of purchase) below investment grade by Moody’s, S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality (commonly known as “junk bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. The Fund may also invest, without limitation, in higher rated Municipal Bonds. The Fund may invest up to 30% of its assets in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, distributions derived from “private activity” bonds must be included in their AMT calculations, and as such the portion of the Fund’s distribution attributable to such bonds and other derivative investments may be subject to federal income tax. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State-Specific Risk. The Fund may also invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

Research Affiliates, LLC, the Fund’s sub-adviser, provides investment advisory services in connection with the Fund’s use of Enhanced RAFI™ 1000 by, among other things, providing PIMCO, or counterparties designated by PIMCO, with a model portfolio reflecting the composition of Enhanced RAFI™ 1000 for purposes of developing Enhanced RAFI™ 1000 derivatives. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from four to eleven years based on PIMCO’s forecast for interest rates.

Assets not invested in equity securities or Enhanced RAFI™ 1000 and S&P 500 derivatives may be invested in Fixed Income Instruments, including those rated below investment grade by Moody’s, S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may also invest in other derivative instruments, such as options, futures contracts or swap agreements, and invest in mortgage- or asset-backed securities. In addition, the Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund may also invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

Although the Fund seeks to protect against equity market risk arising from its long exposure to Enhanced RAFI™ 1000 by maintaining short exposure to the S&P 500, under certain conditions, generally in a market where Enhanced RAFI™ 1000 underperforms relative to the S&P 500 and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience losses. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk • Derivatives Risk • Equity Risk	• Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk	• Leveraging Risk • Management Risk • California State-Specific Risk • New York State-Specific Risk • Municipal Project-Specific Risk • Tax Risk • Short Sale Risk

PIMCO Fundamental Advantage Total Return Strategy Fund	Ticker Symbols: PFATX (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum total return, consistent with prudent investment management	Long exposure to Enhanced RAFI™ 1000 hedged by short exposure to the S&P 500 Index, backed by a portfolio of Fixed Income Instruments	B to Aaa; maximum 10% of total assets below Baa

	Average Collateral Fixed Income Duration	Dividend Frequency
	See description below	Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances in derivatives providing long exposure to Enhanced RAFI™ 1000 and short exposure to the S&P 500 Index (the “S&P 500”), backed by a diversified portfolio of short and intermediate maturity Fixed Income Instruments. Enhanced RAFI™ 1000 and the S&P 500 are further described below. The Fund’s strategy with respect to maintaining long exposure to Enhanced RAFI™ 1000 and short exposure to the S&P 500 can be characterized as “market neutral” because it seeks to maintain a low correlation to the fluctuation of the U.S. equity market as a whole while returning the relative appreciation (or depreciation) of Enhanced RAFI™ 1000 over the S&P 500.

Enhanced RAFI™ 1000 is a performance recalibrated version of the FTSE RAFI™ 1000 Index, which is composed of the 1,000 largest publicly-traded U.S. companies by fundamental accounting value. Unlike other indexes, which are frequently comprised of stocks weighted according to their market capitalization, Enhanced RAFI™ 1000 is weighted by a combination of fundamental factors, including sales, cash flow, book values and, if applicable, dividends (sales, cash flow and dividends are averaged over the prior five years), and may incorporate additional factors, including but not limited to the quality of corporate earnings, the risk of financial distress and the quality of corporate governance/accounting practices. Indexes based on market capitalization, including but not limited to the S&P 500, generally overweight stocks which are overvalued, and underweight stocks which are undervalued. Enhanced RAFI™ 1000 seeks to avoid this problem by weighting stocks based on variables that do not depend on the fluctuations of market valuation. The S&P 500 is an unmanaged index composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund seeks to maintain long exposure to Enhanced RAFI™ 1000 and short exposure to the S&P 500 even when Enhanced RAFI™ 1000 is underperforming relative to the S&P 500.

The Fund may invest in common stocks, options, futures, options on futures and swaps to gain long exposure to Enhanced RAFI™ 1000 and short exposure to the S&P 500. The Fund typically will seek to simultaneously gain long exposure to Enhanced RAFI™ 1000 and short exposure to the S&P 500, each in an amount, under normal circumstances, approximately equal to the Fund’s net assets, by investing in total return swap agreements. While the Fund will, under normal circumstances, seek to maintain approximately equal value exposure in its long positions in Enhanced RAFI™ 1000 and short positions in the S&P 500 in an effort to offset the effects on the Fund’s performance of general stock market movements, PIMCO may increase or decrease the Fund’s long exposure to Enhanced RAFI™ 1000 or the Fund’s short exposure to the S&P 500 when PIMCO deems it appropriate to do so. Because Enhanced RAFI™ 1000 is a proprietary index, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, or when PIMCO otherwise deems it appropriate to do so, the Fund may invest in, or take short positions in, other derivative instruments, “baskets” of stocks, or individual securities to replicate the performance of Enhanced RAFI™ 1000 relative to the S&P 500. The Fund also may invest in exchange traded funds.

The values of derivatives based on Enhanced RAFI™ 1000 and the S&P 500 should closely track changes in the value of Enhanced RAFI™ 1000 and the S&P 500. However, these derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the Fund’s assets may be invested in Fixed Income Instruments. Research Affiliates, LLC, the Fund’s sub-adviser, provides investment advisory services in connection with the Fund’s use of Enhanced RAFI™ 1000 by, among other things, providing PIMCO, or counterparties designated by PIMCO, with a model portfolio reflecting the composition of Enhanced RAFI™ 1000 for purposes of developing Enhanced RAFI™ 1000 derivatives. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum to a maximum of two years above the duration of the Lehman Brothers Aggregate Bond Index. As of June 30, 2008, the duration of the Lehman Brothers U.S. Aggregate Index was 4.68 years. The Lehman Brothers U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund may also invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

Although the Fund seeks to protect against equity market risk arising from its long exposure to Enhanced RAFI™ 1000 by maintaining short exposure to the S&P 500, under certain conditions, generally in a market where Enhanced RAFI™ 1000 underperforms relative to the S&P 500 and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience losses. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Fundamental IndexPLUSTM Fund	Ticker Symbols: PFPIX (Inst. Class) PFPAX (Admin. Class)

Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks total return which exceeds that of the FTSE RAFI 1000 Index	Enhanced RAFI™ 1000 derivatives backed by a portfolio of short-term Fixed Income Instruments	B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration	Dividend Frequency
	≤ 1 year	Declared and distributed quarterly

The Fund seeks to exceed the total return of the FTSE RAFI™ 1000 Index (the “Index”) by investing under normal circumstances substantially all of its assets in derivatives based on Enhanced RAFI™ 1000, an enhanced, performance recalibrated version of the Index (“Enhanced RAFI™ 1000”), backed by a portfolio of short-term Fixed Income Instruments. The Index and Enhanced RAFI™ 1000 are further described below. The Fund may invest in common stocks, options, futures, options on futures and swaps, including derivatives based on the Index. The Fund uses Enhanced RAFI™ 1000 derivatives in addition to or in place of Enhanced RAFI™ 1000 stocks to attempt to equal or exceed the performance of the Index. The values of Enhanced RAFI™ 1000 derivatives closely track changes in the value of Enhanced RAFI™ 1000. However, Enhanced RAFI™ 1000 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. Research Affiliates, LLC, the Fund’s sub-adviser, provides investment advisory services in connection with the Fund’s use of Enhanced RAFI™ 1000 by, among other things, providing PIMCO, or counterparties designated by PIMCO, with a model portfolio reflecting the composition of Enhanced RAFI™ 1000 for purposes of developing Enhanced RAFI™ 1000 derivatives. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which is normally not expected to exceed one year.

The Index is composed of the 1,000 largest publicly-traded U.S. companies by fundamental accounting value, which includes accounting data found in a company’s annual report, selected from the constituents of a proprietary U.S. stock universe. Unlike other indexes, which are frequently comprised of stocks weighted according to their market capitalization, the Index is weighted by a combination of fundamental factors, including sales, cash flow, book values and, if applicable, dividends (sales, cash flow and dividends are averaged over the prior five years). Indexes based on market capitalization, such as the S&P 500, generally overweight stocks which are overvalued, and underweight stocks which are undervalued. Indexes based on fundamental factors, however, such as the Index, seek to avoid this problem by weighting stocks based on variables that do not depend on the fluctuations of market valuation. Enhanced RAFI™ 1000 is a performance recalibrated version of the Index that incorporates additional factors, such as the quality of corporate earnings and the risk of financial distress, and recalibrates existing factors utilized in the Index that affect a company’s fundamental drivers of value. Enhanced RAFI™ 1000 may also be rebalanced more frequently than the Index. The Fund seeks to remain invested in Enhanced RAFI™ 1000 derivatives or Enhanced RAFI™ 1000 stocks even when Enhanced RAFI™ 1000 is declining.

The Fund typically will seek to gain exposure to Enhanced RAFI™ 1000 by investing in total return swap agreements. In a typical swap agreement, the Fund will receive the price appreciation (or depreciation) on Enhanced RAFI™ 1000 from the counterparty to the swap agreement in exchange for paying the counterparty an agreed upon fee. The Fund’s sub-adviser facilitates the Fund’s use of Enhanced RAFI™ 1000 derivatives by providing model portfolios of Enhanced RAFI™ 1000 securities to the Fund’s swap counterparties, so that the counterparties can provide total return swaps based on Enhanced RAFI™ 1000 to the Fund. Because Enhanced RAFI™ 1000 is a proprietary index, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, the Fund may invest in other derivative instruments, “baskets” of stocks, or individual securities to replicate the performance of Enhanced RAFI™ 1000.

Though the Fund does not normally invest directly in Enhanced RAFI™ 1000 securities, when Enhanced RAFI™ 1000 derivatives appear to be overvalued relative to Enhanced RAFI™ 1000, the Fund may invest all of its assets in a “basket” of Enhanced RAFI™ 1000 stocks. The Fund also may invest in exchange traded funds. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

Principal Risks

Under certain conditions, generally in a market where the value of both FTSE RAFI 1000 Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of FTSE RAFI 1000 Index stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Market Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Fundamental IndexPLUSTM TR Fund	Ticker Symbols: PXTIX (Inst. Class) PXTAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks total return which exceeds that of the FTSE RAFI 1000 Index	Fund Focus Enhanced RAFI™ 1000 derivatives backed by a portfolio of Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration See description below	Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the FTSE RAFI™ 1000 Index (the “Index”) by investing under normal circumstances substantially all of its assets in derivatives based on Enhanced RAFI™ 1000, an enhanced, performance recalibrated version of the Index (“Enhanced RAFI™ 1000”), backed by a portfolio of short and intermediate maturity Fixed Income Instruments. The Index and Enhanced RAFI™ 1000 are further described below. The Fund may invest in common stocks, options, futures, options on futures and swaps, including derivatives based on the Index. The Fund uses Enhanced RAFI™ 1000 derivatives in addition to or in place of Enhanced RAFI™ 1000 stocks to attempt to equal or exceed the performance of the Index. The values of Enhanced RAFI™ 1000 derivatives closely track changes in the value of Enhanced RAFI™ 1000. However, Enhanced RAFI™ 1000 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. Research Affiliates, LLC, the Fund’s sub-adviser, provides investment advisory services in connection with the Fund’s use of Enhanced RAFI™ 1000 by, among other things, providing PIMCO, or counterparties designated by PIMCO, with a model portfolio reflecting the composition of Enhanced RAFI™ 1000 for purposes of developing Enhanced RAFI™ 1000 derivatives. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Lehman Brothers Aggregate Bond Index. As of June 30, 2007, the duration of the Lehman Brothers Aggregate Bond Index was 4.70 years. The Lehman Brothers Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Index is composed of the 1,000 largest publicly-traded U.S. companies by fundamental accounting value, which includes accounting data found in a company’s annual report, selected from the constituents of a proprietary U.S. stock universe. Unlike other indexes, which are frequently comprised of stocks weighted according to their market capitalization, the Index is weighted by a combination of fundamental factors, including sales, cash flow, book values and, if applicable, dividends (sales, cash flow and dividends are averaged over the prior five years). Indexes based on market capitalization, such as the S&P 500, generally overweight stocks which are overvalued, and underweight stocks which are undervalued. Indexes based on fundamental factors, however, such as the Index, seek to avoid this problem by weighting stocks based on variables that do not depend on the fluctuations of market valuation. Enhanced RAFI™ 1000 is a performance recalibrated version of the Index that incorporates additional factors, such as the quality of corporate earnings and the risk of financial distress, and recalibrates existing factors utilized in the Index that affect a company’s fundamental drivers of value. Enhanced RAFI™ 1000 may also be rebalanced more frequently than the Index. The Fund seeks to remain invested in Enhanced RAFI™ 1000 derivatives or Enhanced RAFI™ 1000 stocks even when Enhanced RAFI™ 1000 is declining.

The Fund typically will seek to gain exposure to Enhanced RAFI™ 1000 by investing in total return swap agreements. In a typical swap agreement, the Fund will receive the price appreciation (or depreciation) on Enhanced RAFI™ 1000 from the counterparty to the swap agreement in exchange for paying the counterparty an agreed upon fee. The Fund’s sub-adviser facilitates the Fund’s use of Enhanced RAFI™ 1000 derivatives by providing model portfolios of Enhanced RAFI™ 1000 securities to the Fund’s swap counterparties, so that the counterparties can provide total return swaps based on Enhanced RAFI™ 1000 to the Fund. Because Enhanced RAFI™ 1000 is a proprietary index, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, the Fund may invest in other derivative instruments, “baskets” of stocks, or individual securities to replicate the performance of Enhanced RAFI™ 1000.

Though the Fund does not normally invest directly in Enhanced RAFI™ 1000 securities, when Enhanced RAFI™ 1000 derivatives appear to be overvalued relative to Enhanced RAFI™ 1000, the Fund may invest all of its assets in a “basket” of Enhanced RAFI™ 1000 stocks. The Fund also may invest in exchange traded funds. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The

Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

Principal Risks

Under certain conditions, generally in a market where the value of both FTSE RAFI 1000 Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of FTSE RAFI 1000 Index stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Market Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Global Bond Fund (U.S. Dollar-Hedged)	Ticker Symbols: PGBIX (Inst. Class) PGDAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital	Fund Focus U.S. and hedged non-U.S. intermediate maturity Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration See description below	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. The Fund invests primarily in securities of issuers located in economically developed countries. Securities may be denominated in major foreign currencies or the U.S. dollar. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. Investments in the securities of issuers located outside the United States will normally vary between 25% and 75% of the Fund’s total assets. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the JPMorgan Government Bond Indices Global Index Hedged in USD, which as of June 30, 2007 was 6.16 years. The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Global Bond Fund (Unhedged)	Ticker Symbols: PIGLX (Inst. Class) PADMX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus U.S. and non-U.S. intermediate maturity Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration See description below	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. The Fund invests primarily in securities of issuers located in economically developed countries. Securities may be denominated in major foreign currencies or the U.S. dollar.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. Investments in the securities of issuers located outside the United States will normally vary between 25% and 75% of the Fund’s total assets. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the JPMorgan Government Bond Indices Global FX New York Index Unhedged in USD, which as of June 30, 2007 was 6.16 years. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO GNMA Fund	Ticker Symbols: PDMIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short to intermediate maturity mortgage-related fixed income securities	Credit Quality Baa to Aaa; maximum 10% of total assets below Aaa

	Average Portfolio Duration 1-7 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of securities of varying maturities issued by the Government National Mortgage Association (“GNMA”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The Fund is neither sponsored by nor affiliated with GNMA. The average portfolio duration of this Fund normally varies from one to seven years based on PIMCO’s forecast for interest rates. The Fund invests primarily in securities that are in the highest rating category, but may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody’s, or equivalently rated by S&P or Fitch, subject to a minimum rating of Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities and instruments that are economically tied to emerging market countries.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration, or guaranteed by the Department of Veterans Affairs.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO High Yield Fund	Ticker Symbols: PHIYX (Inst. Class) PHYAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Higher yielding fixed income securities	Credit Quality Caa to Aaa; minimum 80% of assets below Baa subject to maximum 5% of total assets rated Caa

	Average Portfolio Duration 2-6 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements, rated below investment grade but rated at least Caa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 5% of its assets in securities rated Caa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Fund’s assets may be invested in investment grade Fixed Income Instruments. The average portfolio duration of this Fund normally varies from two to six years based on PIMCO’s forecast for interest rates. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk	• Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO High Yield Municipal Bond Fund	Ticker Symbols: PHMIX (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks high current income exempt from federal income tax. Total return is a secondary objective	Fund Focus Intermediate to long-term maturity high yield municipal securities (exempt from federal income tax)	Credit Quality No Limitation

	Average Portfolio Duration 4-11 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Fund intends to invest a substantial portion of its assets in high yield Municipal Bonds and “private activity” bonds that are rated (at the time of purchase) below investment grade by Moody’s, S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality (commonly known as “junk bonds”). The Fund may also invest, without limitation, in higher rated Municipal Bonds. The Fund may invest up to 30% of its assets in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, distributions derived from “private activity” bonds must be included in their AMT calculations, and as such a portion of the Fund’s distribution may be subject to federal income tax. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State-Specific Risk. The Fund may also invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds.

The average portfolio duration of this Fund normally varies from four to eleven years, based on PIMCO’s forecast for interest rates. The portfolio manager focuses on Municipal Bonds with the potential to offer high current income, typically looking for Municipal Bonds that can provide consistently attractive current yields or that are trading at competitive market prices. The “total return” sought by the Fund consists of both income earned on its investments and capital appreciation, if any, generally arising from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest in other types of Fixed Income Instruments. The Fund may also invest in derivative instruments, such as options, futures contracts or swap agreements, and invest in mortgage- or asset-backed securities. In addition, the Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Issuer Non-Diversification Risk • Leveraging Risk	• Management Risk • California State-Specific Risk • New York State-Specific Risk • Municipal Project-Specific Risk • Short Sale Risk

PIMCO Income Fund	Ticker Symbols: PIMIX (Inst. Class) PIINX (Admin. Class)

Principal Investments and Strategies

Investment Objective The Fund’s primary investment objective is to maximize current income. Long-term capital appreciation is a secondary objective.	Fund Focus Broad range of Fixed Income Instruments	Credit Quality Caa to Aaa; maximum 50% of total assets below Baa

	Average Portfolio Duration 2-8 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objectives by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund will seek to maintain a high and consistent level of dividend income by investing in a broad array of fixed income sectors and utilizing income efficient implementation strategies. The capital appreciation sought by the Fund generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The Fund will generally allocate its assets among several investment sectors, which may include, without limitation: (i) high yield securities (“junk bonds”) and investment grade corporate bonds of issuers located in the United States and non-U.S. countries, including emerging market countries; (ii) fixed income securities issued by U.S. and non-U.S. governments (including emerging market governments), their agencies and instrumentalities; (iii) mortgage-related and other asset backed securities; and (iv) foreign currencies, including those of emerging market countries. However, the Fund is not required to gain exposure to any one investment sector, and the Fund’s exposure to any one investment sector will vary over time. The average portfolio duration of this Fund normally varies from two to eight years based on PIMCO’s forecast for interest rates.

The Fund may invest up to 50% of its total assets in high yield securities rated below investment grade but rated at least Caa by Moody’s, or equivalently rated by S&P or Fitch, or if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may invest, without limitation, in securities denominated in foreign currencies. The Fund may invest up to 20% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 10% of its total assets. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	Ticker Symbol: PISIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks total return which exceeds that of its benchmark index consistent with prudent investment management	Fund Focus Non-U.S. equity derivatives hedged to U.S. dollars backed by a portfolio of Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Collateral Fixed Income Duration See description below	Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of its benchmark index by investing under normal circumstances substantially all of its assets in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund’s benchmark index is the Morgan Stanley Capital International Europe Australasia Far East (“EAFE”) Net Dividend Index (the “Index”). The Fund uses equity derivatives in addition to or in place of stocks to attempt to equal or exceed the performance of the Index. The value of equity derivatives should closely track changes in the value of underlying securities or indices. However, derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Lehman Brothers Aggregate Bond Index. As of June 30, 2007, the duration of the Lehman Brothers Aggregate Bond Index was 4.70 years. The Lehman Brothers Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Index is an unmanaged index of issuers in countries of Europe, Australia and the Far East represented in U.S. dollars on an unhedged basis. The Fund seeks to remain invested in equity derivatives and/or stocks even when the Index is declining. The Fund may invest in non-U.S. equities or non-U.S. equity derivatives that do not comprise the Index.

The Fund does not normally invest directly in stocks. However, when equity derivatives appear to be overvalued, the Fund may invest some or all of its assets in stocks. The Fund also may invest in exchange traded funds. The Fund’s equity exposure will not be hedged into U.S. dollars. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. With respect to the Fund’s fixed income investments, the Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. With respect to the Fund’s fixed income investments, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

Principal Risks

Under certain conditions, generally in a market where the value of both Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of stocks comprising the Index. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset- Backed Risk	• Issuer Non-Diversification Risk • Leveraging Risk • Management Risk

• Market Risk • Issuer Risk • Liquidity Risk	• Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk • Currency Risk	• Short Sale Risk

PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	Ticker Symbols: PSKIX (Inst. Class) PSKAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks total return which exceeds that of its benchmark index consistent with prudent investment management	Fund Focus Non-U.S. equity derivatives backed by a portfolio of Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Collateral Fixed Income Duration See description below	Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of its benchmark index by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund’s benchmark index is the Morgan Stanley Capital International Europe Australasia Far East (“EAFE”) Net Dividend Index (the “Index”). The Fund normally uses equity derivatives instead of stocks to attempt to equal or exceed the performance of the Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund’s net assets. The value of equity derivatives should closely track changes in the value of underlying securities or indices. However, derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Lehman Brothers U.S. Aggregate Index. As of June 30, 2008, the duration of the Lehman Brothers U.S. Aggregate Index was 4.68 years. The Lehman Brothers U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Index is an unmanaged index of issuers in countries of Europe, Australia and the Far East represented in U.S. dollars on an unhedged basis. The Fund seeks to remain invested in equity derivatives and/or stocks even when the Index is declining. The Fund may invest in non-U.S. equities or non-U.S. equity derivatives that do not comprise the Index.

The Fund does not normally invest directly in stocks. However, when equity derivatives appear to be overvalued, the Fund may invest some or all of its assets in stocks. The Fund also may invest in exchange traded funds. The Fund’s equity exposure will not be hedged into U.S. dollars. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. With respect to the Fund’s fixed income investments, the Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. With respect to the Fund’s fixed income investments, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

Under certain conditions, generally in a market where the value of both Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of stocks comprising the Index. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk	• Equity Risk • Mortgage-Related and Other Asset-Backed Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk

• Market Risk • Issuer Risk • Liquidity Risk • Derivatives Risk	• Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk	• Management Risk • Short Sale Risk

PIMCO Investment Grade Corporate Bond Fund	Ticker Symbols: PIGIX (Inst. Class) PGCAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Corporate fixed income securities	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration 3-7 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investment grade corporate fixed income securities of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Assets not invested in investment grade corporate fixed income securities may be invested in other types of Fixed Income Instruments. The average portfolio duration of this Fund normally varies from three to seven years based on PIMCO’s forecast for interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk	• Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Japanese StocksPLUS® TR Strategy Fund	Ticker Symbols: PJSIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks total return which exceeds that of its benchmark index consistent with prudent investment management	Fund Focus Japanese equity derivatives hedged to U.S. dollars backed by a portfolio of Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Collateral Fixed Income Duration See description below	Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of its benchmark index by investing under normal circumstances substantially all of its assets in Japanese equity derivatives, backed by a portfolio of Fixed Income Instruments. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund’s benchmark index is the MSCI Japan Index, hedged to U.S. dollars (the “Index”). The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund uses equity derivatives in addition to or in place of stocks to attempt to equal or exceed the performance of the Index. The value of equity derivatives should closely track changes in the value of underlying securities or indices. However, equity derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Lehman Brothers Aggregate Bond Index. As of June 30, 2007, the duration of the Lehman Brothers Aggregate Bond Index was 4.70 years. The Lehman Brothers Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Index is a free float-adjusted market capitalization that is designed to measure equity market performance in Japan represented in U.S. dollars on a hedged basis. These stocks are representative of Japanese companies that are available to investors worldwide. The Fund seeks to remain invested in equity derivatives and/or stocks even when the Index is declining. The Fund may invest in Japanese equities or Japanese equity derivatives that do not comprise the Index.

The Fund does not normally invest directly in stocks. However, when equity derivatives appear to be overvalued, the Fund may invest some or all of its assets in stocks. The Fund also may invest in exchange traded funds. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. With respect to the Fund’s fixed income investments, the Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.

Principal Risks

Under certain conditions, generally in a market where the value of both Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of stocks comprising the Index. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk	• Liquidity Risk • Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk	• Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk

• Issuer Risk	• Foreign (Non-U.S.) Investment Risk • Japanese Concentration Risk	• Management Risk • Short Sale Risk

PIMCO Long Duration Total Return Fund	Ticker Symbols: PLRIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with prudent investment management	Fund Focus Long-term maturity Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration See description below	Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Lehman Brothers Long Term Government Credit Index, which as of June 30, 2007 was 10.55 years.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) that are rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Under certain conditions, generally in a market where the value of both Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of stocks comprising the Index. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk	• Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Long-Term U.S. Government Fund	Ticker Symbols: PGOVX (Inst. Class) PLGBX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Long-term maturity fixed income securities	Credit Quality A to Aaa

	Average Portfolio Duration ≥ 8 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”). Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. The Fund also may obtain exposure to U.S. Government Securities through the use of futures contracts (including related options) with respect to such securities, and options on such securities, when PIMCO deems it appropriate to do so. While PIMCO may invest in derivatives any time it deems appropriate, it will generally do so when it believes that U.S. Government Securities are overvalued relative to derivative instruments. This Fund will normally have a minimum average portfolio duration of eight years. For point of reference, the dollar-weighted average portfolio maturity of the Fund is normally expected to be more than ten years.

The Fund’s investments in Fixed Income Instruments are limited to those of investment grade U.S. dollar-denominated securities of U.S. issuers that are rated at least A by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may only invest up to 10% of its total assets in securities rated A by Moody’s, or equivalently rated by S&P or Fitch, and may only invest up to 25% of its total assets in securities rated Aa by Moody’s, or equivalently rated by S&P or Fitch.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U. S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk	• Issuer Risk • Derivatives Risk • Mortgage-Related and Other Asset-Backed Risk	• Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Low Duration Fund	Ticker Symbols: PTLDX (Inst. Class) PLDAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short maturity Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration 1-3 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Fund normally varies from one to three years based on PIMCO’s forecast for interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Low Duration Fund II	Ticker Symbols: PLDTX (Inst. Class) PDFAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short maturity Fixed Income Instruments	Credit Quality A to Aaa

	Average Portfolio Duration 1-3 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Fund normally varies from one to three years based on PIMCO’s forecast for interest rates. The Fund may invest only in investment grade U.S. dollar denominated securities of U.S. issuers that are rated A or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk	• Issuer Risk • Liquidity Risk • Derivatives Risk	• Mortgage-Related and Other Asset-Backed Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Low Duration Fund III	Ticker Symbols: PLDIX (Inst. Class) PDRAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short maturity Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration 1-3 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Fund normally varies from one to three years based on PIMCO’s forecast for interest rates. The Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals or military equipment, the operation of gambling casinos or in the production or trade of pornographic materials. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. In addition, the Fund will not invest directly in securities of issuers that are engaged in certain business activities in or with the Republic of the Sudan (a “Sudan-Related Issuer”). In analyzing whether an issuer is a Sudan-Related Issuer, PIMCO may rely upon, among other things, information from a list provided by an independent third party.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Moderate Duration Fund	Ticker Symbols: PMDRX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short and intermediate maturity Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration See description below	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Lehman Brothers Intermediate Government/Credit Bond Index, which as of June 30, 2007 was 3.67 years.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk	• Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Money Market Fund	Ticker Symbols: PMIXX (Inst. Class) PMAXX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum current income, consistent with preservation of capital and daily liquidity	Fund Focus Money market instruments	Credit Quality Minimum 95% of total assets rated Prime 1; ≤ 5% of total assets Prime 2

	Average Portfolio Maturity ≤ 90 days dollar-weighted average maturity	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing at least 95% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations. The Fund also may invest up to 5% of its total assets in money market securities that are in the second-highest rating category for short-term obligations. The Fund may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Fund may not exceed 90 days. The Fund attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.

The Fund may invest in the following: obligations of the U.S. Government (including its agencies and instrumentalities); short-term corporate debt securities of domestic and foreign corporations; obligations of domestic and foreign commercial banks, savings banks, and savings and loan associations; and commercial paper. The Fund may invest more than 25% of its total assets in obligations issued by U.S. banks.

The Fund’s investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.

Principal Risks

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk	• Issuer Risk • Foreign (Non-U.S.) Investment Risk • Management Risk

PIMCO Mortgage-Backed Securities Fund	Ticker Symbols: PTRIX (Inst. Class) PMTAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short and intermediate maturity mortgage-related Fixed Income Instruments	Credit Quality Baa to Aaa; maximum 10% of total assets below Aaa

	Average Portfolio Duration 1-7 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related Fixed Income Instruments of varying maturities (such as mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities and mortgage dollar rolls), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Fund normally varies from one to seven years based on PIMCO’s forecast for interest rates. The Fund invests primarily in securities that are in the highest rating category, but may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody’s, or equivalently rated by S&P or Fitch, subject to a minimum rating of Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities and instruments that are economically tied to emerging market countries.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Municipal Bond Fund	Ticker Symbols: PFMIX (Inst. Class) PMNAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks high current income exempt from federal income tax, consistent with preservation of capital. Capital appreciation is a secondary objective	Fund Focus Intermediate to long-term maturity municipal securities (exempt from federal income tax)	Credit Quality Ba to Aaa; maximum 10% of total assets below Baa
	Average Portfolio Duration 3-10 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Municipal Bonds. Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Fund may invest up to 20% of its net assets in U.S. Government Securities, money market instruments and/or “private activity” bonds. For shareholders subject to the federal alternative minimum tax (“AMT”), distributions derived from “private activity” bonds must be included in their AMT calculations, and as such a portion of the Fund’s distribution may be subject to federal income tax. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in Municipal Bonds or “private activity” bonds which are high yield securities (“junk bonds”) rated at least Ba by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State Specific Risk. The Fund may also invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. The average portfolio duration of this Fund normally varies from three to ten years, based on PIMCO’s forecast for interest rates. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund may invest in derivatives, such as options, futures contracts or swap agreements, and invest in mortgage- or asset-backed securities. The Fund may also invest in securities issued by entities whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage-Related and Other Asset-Backed Risk • Leveraging Risk • Management Risk	• California State-Specific Risk • New York State-Specific Risk • Municipal Project-Specific Risk • Short Sale Risk

PIMCO New York Municipal Bond Fund	Ticker Symbols: PNYIX (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks high current income exempt from federal and New York income tax. Capital appreciation is a secondary objective.	Fund Focus Intermediate to long-term maturity municipal securities (exempt from federal and New York income tax)	Credit Quality B to Aaa; maximum 10% of total assets below Baa
	Average Portfolio Duration 3-12 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax (“New York Municipal Bonds”). New York Municipal Bonds generally are issued by or on behalf of the State of New York and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of New York whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax. By concentrating its investments in New York, the Fund will be subject to New York State-Specific Risk.

The Fund may invest without limitation in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, a substantial portion of the Fund’s distributions may not be exempt from federal income tax. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. The Fund may invest the remainder of its net assets in other types of Fixed Income Instruments. The average portfolio duration of this Fund normally varies from three to twelve years based on PIMCO’s forecast for interest rates. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Issuer Non-Diversification Risk	• Leveraging Risk • Management Risk • New York State-Specific Risk • Municipal Project-Specific Risk • Short Sale Risk

PIMCO Real Return Fund	Ticker Symbols: PRRIX (Inst. Class) PARRX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum real return, consistent with preservation of real capital and prudent investment management	Fund Focus Inflation-indexed fixed income securities	Credit Quality B to Aaa; maximum 10% of total assets below Baa
	Average Portfolio Duration See description below	Dividend Frequency Declared daily and distributed monthly

The Fund seeks its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. government and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. Effective duration takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. Durations for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor, typically between 20% and 90% of the respective real duration. All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the Lehman Brothers U.S. TIPS Index will be calculated using the same conversion factors. The effective duration of this Fund normally varies within three years (plus or minus) of the duration of the Lehman Brothers U.S. TIPS Index, which as of June 30, 2007 was 6.37 years.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Real Return Asset Fund	Ticker Symbols: PRAIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum real return, consistent with prudent investment management	Fund Focus Inflation-indexed fixed income securities	Credit Quality B to Aaa; maximum 20% of total assets below Baa
	Average Portfolio Duration See description below	Dividend Frequency Declared daily and distributed monthly

The Fund seeks its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. Effective duration takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. Durations for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor, typically between 20% and 90% of the respective real duration. All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the Lehman Brothers U.S. Treasury Inflation Notes 10+ Years Index will be calculated using the same conversion factors. The effective duration of this Fund normally varies within four years (plus or minus) of the effective duration of the Lehman Brothers U.S. Treasury Inflation Notes 10+ Years Index, which as of June 30, 2007 was 11.81 years.

The Fund invests primarily in investment grade securities, but may invest up to 20% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may gain exposure to the commodity markets by investing in commodity-linked derivatives. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Commodity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO RealEstateRealReturn Strategy Fund	Ticker Symbols: PRRSX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum real return consistent with prudent investment management	Fund Focus Real estate-linked derivatives backed by a portfolio of inflation indexed and other Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Collateral Fixed Income Duration ≤ 10 years	Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances in real estate-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. The Fund may invest in real estate-linked derivative instruments, including swap agreements, options, futures, options on futures and structured notes. The value of real estate-linked derivative instruments may be affected by risks similar to those associated with direct ownership of real estate. Real estate values can fluctuate due to losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, property tax rates, regulatory limitations on rents, zoning laws and operating expenses. The Fund may also invest directly in real estate investment trusts (“REIT”) and in common and preferred stocks as well as convertible securities of issuers in real estate-related industries. The Fund may also invest in exchange traded funds.

The Fund typically will seek to gain exposure to the real estate market by investing in REIT total return swap agreements. In a typical REIT swap agreement, the Fund will receive the price appreciation (or depreciation) of a REIT index or portion of an index, from the counterparty to the swap agreement in exchange for paying the counterparty an agreed-upon fee. Investments in REIT swap agreements may be susceptible to additional risks, similar to those associated with direct investment in REITs, including changes in the value of underlying properties, defaults by borrowers or tenants, revisions to the Internal Revenue Code of 1986, as amended (the “Code”), changes in interest rates and poor performance by those managing the REITs. Assets not invested in real estate-linked derivative instruments may be invested in inflation-indexed securities and other Fixed Income Instruments, including derivative Fixed Income Instruments. In addition, Index derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The average portfolio duration of the fixed income portion of this Fund will vary based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed ten years. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls).

Principal Risks

Under certain conditions, generally in a market where the value of both real estate derivatives and fixed income securities are declining, the Fund may experience substantial losses. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Real Estate Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Short Duration Municipal Income Fund	Ticker Symbols: PSDIX (Inst. Class) PSDMX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks high current income exempt from federal income tax, consistent with preservation of capital	Fund Focus Short to intermediate maturity municipal securities (exempt from federal income tax)	Credit Quality Baa to Aaa

	Average Portfolio Duration ≤ 3 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Municipal Bonds. Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may only invest in investment grade debt securities. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State Specific Risk. The Fund may also invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. The average portfolio duration of this Fund varies based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed three years. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may also invest in securities issued by entities whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Mortgage-Related and Other Asset-Backed Risk • Leveraging Risk • Management Risk	• California State-Specific Risk • New York State-Specific Risk • Municipal Project-Specific Risk • Short Sale Risk

PIMCO Short-Term Fund	Ticker Symbols: PTSHX (Inst. Class) PSFAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum current income, consistent with preservation of capital and daily liquidity	Fund Focus Money market instruments and short maturity Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total asset below Baa
	Average Portfolio Duration ≤ 1 year	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Fund will vary based on PIMCO’s forecast for interest rates and will normally not exceed one year. For point of reference, the dollar-weighted average portfolio maturity of the Fund is normally not expected to exceed three years.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 10% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Small Cap StocksPLUS® TR Fund	Ticker Symbols: PSCSX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks total return which exceeds that of the Russell 2000® Index	Fund Focus Russell 2000® Index derivatives backed by a diversified portfolio of Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Collateral Fixed Income Duration See description below	Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the Russell 2000 Index by investing under normal circumstances substantially all of its assets in Russell 2000 Index derivatives, backed by a diversified portfolio of Fixed Income Instruments actively managed by PIMCO. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund uses Russell 2000 Index derivatives in addition to or in place of Russell 2000 Index stocks to attempt to equal or exceed the performance of the Russell 2000 Index. The value of Russell 2000 Index derivatives closely track changes in the value of the index. However, Russell 2000 Index derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Lehman Brothers Aggregate Bond Index. As of June 30, 2007, the duration of the Lehman Brothers Aggregate Bond Index was 4.70 years. The Lehman Brothers Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Russell 2000 Index is composed of 2,000 of the smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Fund seeks to remain invested in Russell 2000 Index derivatives or Russell 2000 Index stocks even when the Russell 2000 Index is declining.

Though the Fund does not normally invest directly in Russell 2000 Index securities, when Russell 2000 Index derivatives appear to be overvalued relative to the Russell 2000 Index, the Fund may invest all of its assets in a “basket” of Russell 2000 Index stocks. The Fund also may invest in exchange traded funds based on the Russell 2000 Index.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

Principal Risks

Under certain conditions, generally in a market where the value of both Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of stocks comprising the Index. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk	• Currency Risk • Leveraging Risk • Smaller Company Risk • Management Risk • Short Sale Risk

PIMCO StocksPLUS® Fund	Ticker Symbols: PSTKX (Inst. Class) PPLAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks total return which exceeds that of the S&P 500	Fund Focus S&P 500 stock index derivatives backed by a portfolio of short-term fixed income securities	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration ≤ 1 year	Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund uses S&P 500 derivatives in addition to or in place of S&P 500 stocks to attempt to equal or exceed the performance of the S&P 500. The value of S&P 500 derivatives closely track changes in the value of the index. However, S&P 500 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which is normally not expected to exceed one year.

The S&P 500 is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund seeks to remain invested in S&P 500 derivatives or S&P 500 stocks even when the S&P 500 is declining.

Though the Fund does not normally invest directly in S&P 500 securities, when S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Fund may invest all of its assets in a “basket” of S&P 500 stocks. The Fund also may invest in exchange traded funds based on the S&P 500, such as Standard & Poor’s Depositary Receipts.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

Principal Risks

Under certain conditions, generally in a market where the value of both S&P 500 derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of S&P 500 stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO StocksPLUS® Long Duration Fund	Ticker Symbols: PSLDX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks total return which exceeds its benchmark consistent with prudent investment management	Fund Focus S&P 500 stock index derivatives backed by a portfolio of long-term fixed income securities	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration See description below	Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of its benchmark indexes, the S&P 500 Index and a secondary blended index (as described below, and together with the S&P 500 Index, the “Indexes”), by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a diversified portfolio of long-term Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund uses S&P 500 derivatives in addition to or in place of S&P 500 stocks to attempt to equal or exceed the performance of the Indexes. The value of S&P 500 derivatives closely track changes in the value of the S&P 500 Index. However, S&P 500 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies within two years (plus or minus) of the duration of the Lehman Brothers Long-Term Government/Credit Index, which as of July 31, 2007 was 10.88 years.

The Fund seeks to remain invested in S&P 500 derivatives and/or S&P 500 stocks even when the S&P 500 is declining. The S&P 500 is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks.

Though the Fund does not normally invest directly in S&P 500 securities, when S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Fund may invest all of its assets in S&P 500 stocks. The Fund also may invest in exchange traded funds based on the S&P 500, such as Standard & Poor’s Depositary Receipts.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

Principal Risks

Under certain conditions, generally in a market where the value of both S&P 500 derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of S&P 500 stocks.

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO StocksPLUS® Total Return Fund	Ticker Symbols: PSPTX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks total return which exceeds that of the S&P 500	Fund Focus S&P 500 stock index derivatives backed by a portfolio of Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration See description below	Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund uses S&P 500 derivatives in addition to or in place of S&P 500 stocks to attempt to equal or exceed the performance of the S&P 500. The value of S&P 500 derivatives closely track changes in the value of the index. However, S&P 500 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Lehman Brothers Aggregate Bond Index. As of June 30, 2007, the duration of the Lehman Brothers Aggregate Bond Index was 4.70 years. The Lehman Brothers Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The S&P 500 is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund seeks to remain invested in S&P 500 derivatives or S&P 500 stocks even when the S&P 500 is declining.

Though the Fund does not normally invest directly in S&P 500 securities, when S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Fund may invest all of its assets in a “basket” of S&P 500 stocks. The Fund also may invest in exchange traded funds based on the S&P 500, such as Standard & Poor’s Depositary Receipts.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO StocksPLUS® TR Short Strategy Fund	Ticker Symbols: PSTIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks total return through the implementation of short investment positions on the S&P 500	Fund Focus Short S&P 500 stock index derivatives backed by a portfolio of Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration See description below	Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing primarily in short positions with respect to the S&P 500 Index (the “Index”) or specific Index securities, backed by a portfolio of Fixed Income Instruments, such that the Fund’s net asset value is generally expected to vary inversely to the value of the Index, subject to certain limitations. The Fund will generally realize gains only when the price of the Index is declining. When the Index is rising, the Fund will generally incur a loss. The Fund is designed for investors seeking to take advantage of declines in the value of the Index, or investors wishing to hedge existing long equity positions.

The Fund will maintain short positions through the use of a combination of derivatives, including options, futures, options on futures, and swaps. The Fund may invest all of its assets in such instruments. While the Fund will, under normal circumstances, invest primarily in Index short positions backed by a portfolio of Fixed Income Instruments, PIMCO may reduce the Fund’s exposure to Index short positions when PIMCO deems it appropriate to do so. Additionally, the Fund plans to purchase call options on Index futures contracts or on other similar Index derivatives, from time to time in an effort to limit the total potential decline in the Fund’s net asset value during a market in which prices of securities are rising or expected to rise. Because the Fund invests primarily in short positions, gains and losses in the Fund will primarily be short-term. However, a portion of the gains or losses from certain types of derivatives including futures contracts on broad based stock indexes in which the Fund may choose to invest will be treated as long-term gains or losses.

The Fund may use strategies that attempt to profit from pricing inefficiencies in the various markets in which the Fund may invest. The Fund may do so in order to generate investment returns or to offset or defray the cost of purchasing call options on Index futures contracts or other similar Index derivatives. For example, the Fund may simultaneously purchase and sell identical or equivalent futures contracts or other instruments across two or more markets, in order to benefit from a discrepancy in their prices. Such strategies may involve high portfolio turnover and correspondingly greater transaction costs to the Fund, and may result in the realization of taxable capital gains, including short-term capital gains, which are generally taxed at ordinary income tax rates. Please see “Characteristics and Risks of Securities and Investment Techniques—Portfolio Turnover” for a discussion of the affect of portfolio turnover on Fund performance.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. PIMCO actively manages the fixed income assets held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Lehman Brothers Aggregate Bond Index. As of June 30, 2007, the duration of the Lehman Brothers Aggregate Bond Index was 4.70 years. The Lehman Brothers Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The combination of income and capital gains or losses derived from the Fixed Income Instruments serving as cover for the Fund’s short positions, coupled with the ability of the Fund to reduce or limit short exposure, as described above, may result in an imperfect inverse correlation between the performance of the Index and the performance of the Fund.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Market Risk • Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Total Return Fund	Ticker Symbols: PTTRX (Inst. Class) PTRAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Intermediate maturity Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration +/- 2 years of its benchmark; see description below	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Lehman Brothers Aggregate Bond Index, which as of June 30, 2007 was 4.70 years.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities of issuers that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may not invest in equity securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk	• Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Total Return Fund II	Ticker Symbols: PMBIX (Inst. Class) PRADX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Intermediate maturity Fixed Income Instruments	Credit Quality Baa to Aaa

	Average Portfolio Duration See description below	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Lehman Brothers Aggregate Bond Index, which as of June 30, 2007 was 4.70 years. The Fund may invest only in investment grade U.S. dollar denominated securities of U.S. issuers that are rated at least Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage-Related and Other Asset-Backed Risk	• Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Total Return Fund III	Ticker Symbols: PTSAX (Inst. Class) PRFAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Intermediate maturity Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration See description below	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Lehman Brothers Aggregate Bond Index, which as of June 30, 2007 was 4.70 years. The Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals or military equipment, the operation of gambling casinos or in the production or trade of pornographic materials. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. In addition, the Fund will not invest directly in securities of issuers that are engaged in certain business activities in or with the Republic of the Sudan (a “Sudan-Related Issuer”). In analyzing whether an issuer is a Sudan-Related Issuer, PIMCO may rely upon, among other things, information from a list provided by an independent third party.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities of issuers that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk	• Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Unconstrained Bond Fund	Ticker Symbols: PFIUX (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum long-term return, consistent with preservation of capital and prudent investment management	Fund Focus Broad range of Fixed Income Instruments	Credit Quality Maximum 40% of total assets below Baa

	Average Portfolio Duration (-3) to 8 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The Fund intends to utilize various investment strategies in a broad array of fixed income sectors to achieve its investment objective. The Fund will not be constrained by management against an index. The average portfolio duration of this Fund will normally vary from negative 3 years to (positive) 8 years based on PIMCO’s forecast for interest rates.

The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 40% of its total assets in securities rated below Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may also invest without limitation in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. In addition, the Fund may invest up to 50% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk	• Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PART C: OTHER INFORMATION

Item 15. Indemnification

Under the terms of Registrant’s Amended and Restated Agreement and Declaration of Trust, Article VII, Registrant is required, subject to certain exceptions and limitations, to indemnify and insure its trustees, officers, employees, agents and other persons who may be indemnified by Registrant under the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 16. Exhibits

(1)	Amended & Restated Agreement and Declaration of Trust, dated as of March 28, 2008 (2)

(2)	Amended and Restated Bylaws, dated as of March 28, 2008 (2).

(3)	Voting trust agreement affecting more than 5% of any class of equity securities – None.

(4)	Form of Agreement and Plan of Reorganization – Filed as Appendix A to Part A hereof.

(5)	Instruments Defining Rights of Shareholders

(a)	Article III (Shares) and Article V (Shareholders’ Voting Powers and Meetings) of the Amended & Restated Agreement and Declaration of Trust filed with Exhibit (1).

(b)	Article 9 (Issuance of Shares Certificates) and Article 11 (Shareholders’ Voting Powers and Meetings) of the Amended and Restated Bylaws filed with Exhibit (2).

(6)	Investment Advisory Contracts

(a)	(i) Investment Management Agreement dated March 28, 2008 with Allianz Global Investors Fund Management LLC (2).

(ii) Amended and Restated Investment Management Agreement dated July 8, 2008 with Allianz Global Investors Fund Management LLC (3).

(iii) Form of Revised Schedule to Investment Management Agreement (Schedule A) with Allianz Global Investors Fund Management LLC to add the Allianz Global Investors Solutions Retirement Income Fund, Allianz Global Investors Solutions 2015 Fund, Allianz Global Investors Solutions 2020 Fund, Allianz Global Investors Solutions 2030 Fund, Allianz Global Investors Solutions 2040 Fund and Allianz Global Investors Solutions 2050 Fund (5).

(iv) Revised Schedule to Investment Management Agreement (Schedule A) dated April 20, 2009 with Allianz Global Investors Fund Management LLC to add the Allianz Global Investors Solutions Core Allocation Fund, Allianz Global Investors Solutions Growth Allocation Fund and Allianz NFJ Global Dividend Value Fund (6).

(b)	(i) Sub-Advisory Agreement between Allianz Global Investors Fund Management LLC and RCM Capital Management LLC, dated March 28, 2008 (2).

(ii) Revised Schedule to Sub-Advisory Agreement (Schedule A) dated July 8, 2008 between Allianz Global Investors Fund Management LLC and RCM Capital Management LLC to add the Allianz RCM All Horizons Fund, the Allianz RCM Disciplined Equity Fund and the Allianz RCM International Opportunities Fund (3).

(c)	(i) Portfolio Management Agreement between RCM Capital Management LLC and Allianz Global Investors Advisory GmbH, dated as of March 28, 2008 (2).

(ii) Revised Schedule to Portfolio Management Agreement (Schedule A) dated July 8, 2008 between RCM Capital Management LLC and Allianz Global Investors Advisory GmbH to add the Allianz RCM All Horizons Fund and the Allianz RCM International Opportunities Fund (3).

(d)	(i) Sub-Advisory Agreement dated July 8, 2008 between Allianz Global Investors Fund Management LLC and Nicholas-Aggregate Capital Management, LLC (3).

(ii) Form of Revised Schedule to Sub-Advisory Agreement (Schedule A) between Allianz Global Investors Fund Management LLC and Nicholas-Applegate Capital Management LLC to add the Allianz NACM International Growth Fund (5).

(e)	(i) Form of Sub-Advisory Agreement between Allianz Global Investors Fund Management LLC and Allianz Global Investors Solutions LLC (5).

(ii) Revised Schedule to Sub-Advisory Agreement (Schedule A) dated April 20, 2009 between Allianz Global Investors Fund Management LLC and Allianz Global Investors Solutions LLC to add the Allianz Global Investors Solutions Core Allocation Fund and Allianz Global Investors Solutions Growth Allocation Fund (6).

(f)	Form of Sub-Advisory Agreement between Allianz Global Investors Fund Management LLC and NFJ Investment Group LLC (7).

(7)	Underwriting or Distribution Contracts

(a)	(i) Form of Amended and Restated Distribution Contract dated March 28, 2008 with Allianz Global Investors Distributors LLC (2).

(ii) Second Amended and Restated Distribution Contract dated July 8, 2008 with Allianz Global Investors Distributors LLC (3).

(iii) Form of Third Amended and Restated Distribution Contract with Allianz Global Investors Distributors LLC (5).

(iv) Fourth Amended and Restated Distribution Contract dated April 20, 2009 with Allianz Global Investors Distributors LLC (6).

(b)	Form of Selected Dealer Agreement with respect to Class A, B and C shares (2).

(c)	Form of Selected Dealer Agreement with respect to Class D shares between Registrant and Allianz Global Investors Distributors LLC (2).

(d)	Form of Amendment to Dealer Agreement between Registrant and Allianz Global Investors Distributors LLC (2).

(e)	Selected Dealer Agreement between PIMCO Funds Distributors LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated dated as of July 29, 2002 (2).

(8)	Bonus or Profit Sharing Contracts – None.

(9)	Custodian Agreements and Depository Contracts

(a)	Custody and Investment Accounting Agreement dated March 28, 2008 with State Street Bank & Trust Company (2).

(b)	Foreign Securities Depositories Delegation Agreement dated March 28, 2008 among Allianz Global Investors Fund Management LLC, RCM Capital Management LLC and Allianz Global Investors Advisory GmbH, and accepted and agreed to by Registrant (2).

(c)	Form of Foreign Securities Depositories Delegation Agreement between Allianz Global Investors Fund Management LLC and Nicholas-Applegate Capital Management LLC, accepted and agreed to by Registrant (4).

(d)	Form of Foreign Securities Depositories Delegation Agreement between Allianz Global Investors Fund Management LLC and Allianz Global Investors Solutions LLC (5).

(e)	Form of Foreign Securities Depositories Delegation Agreement between Allianz Global Investors Fund Management LLC and NFJ Investment Group LLC (7).

(10)	Rule 12b-1 Plans and Rule 18f-3 Plans

(a)	Form of Distribution and Servicing Plan for Class A Shares (1).

(b)	Form of Distribution Plan and Servicing Plan for Class B Shares (6).

(c)	Form of Distribution and Servicing Plan for Class C Shares (1).

(d)	Form of Amended and Restated Distribution Plan for Class D Shares (2).

(e)	Form of Administrative Services Plan for Class P Shares (2).

(f)	Form of Distribution and Servicing Plan for Class R Shares (5).

(g)	Form of Distribution Plan for Administrative Class Shares (5).

(h)	Form of Administrative Services Plan for Administrative Class Shares (5).

(i)	Multi-Class Plan of Registrant (2).

(j)	Amended and Restated Multi-Class Plan of Registrant dated July 8, 2008 (3).

(k)	Second Amended and Restated Multi-Class Plan of Registrant dated December 17, 2008 (5).

(11)	Opinion and Consent of Counsel – Filed herewith.

(12)	Opinion and Consent of Counsel as to tax matters – To be filed by post-effective amendment.

(13)	Other Material Contracts

(a)	(i) Transfer Agency and Services Agreement dated March 28, 2008 with Boston Financial Data Services, Inc. (2).

(ii) Transfer Agency and Services Agreement dated October 3, 2008 with Boston Financial Data Services, Inc. (5).

(iii) Form of Revised Schedule to the Transfer Agency and Services Agreement dated October 3, 2008 with Boston Financial Data Services, Inc. (7).

(b)	(i) Form of Shareholder Servicing Agreement (2).

(c)	(i) Expense Limitation Agreement dated March 28, 2008 with Allianz Global Investors Fund Management LLC (2).

(ii) Revised Schedule to the Expense Limitation Agreement (Schedule A) dated July 8, 2008 with Allianz Global Investors Fund Management LLC (3).

(iii) Form of Amended and Restated Expense Limitation Agreement with Allianz Global Investors Fund Management LLC (5).

(iv) Revised Schedule to Expense Limitation Agreement (Schedule A) dated April 20, 2009 with Allianz Global Investors Fund Management LLC to add the Allianz Global Investors Solutions Growth Allocation Fund and the Allianz NFJ Global Dividend Value Fund (6).

(v) Form of Revised Schedule to Expense Limitation Agreement (Schedule A) with Allianz Global Investors Fund Management LLC (7).

(d)	Expense Limitation Agreement for Allianz Global Investors Solutions Core Allocation Fund dated April 20, 2009 with Allianz Global Investors Fund Management LLC (6).

(e)	(i) Form of Management Fee Waiver Agreement with Allianz Global Investors Fund Management LLC (5).

(ii) Revised Schedule to Management Fee Waiver Agreement (Schedule A) dated April 20, 2009 with Allianz Global Investors Fund Management LLC to add the Allianz Global Investors Solutions Core Allocation Fund and Allianz Global Investors Solutions Growth Allocation Fund (6).

(14)	Consent of Independent Registered Public Accounting Firm – Filed herewith.

(15)	Financial Statements Omitted Pursuant to Item 14(a) – None.

(16)	Powers of Attorney – Filed herewith.

(17)	Additional Exhibits

(a)	Form of Proxy Card – Filed herewith.

(b)	Prospectus dated August 1, 2009 for Class I, Class II, Class III and Class IV Shares of Nicholas-Applegate Institutional Funds, as supplemented – Filed herewith.

(c)	Statement of Additional Information of Allianz Funds Multi-Strategy Trust dated November 3, 2009 – Filed herewith as part of Part B.

(d)	Annual Report for Class I, Class II, Class III & Class IV Shares of Nicholas-Applegate Institutional Funds for the year ended March 31, 2009 – Filed herewith.

(e)	Report to Shareholders of Nicholas-Applegate International Growth Fund for the period April 1, 2008 to November 30, 2008 – Filed herewith.

(f)	Semi-Annual Report for Class I, Class II, Class III & Class IV Shares of Nicholas-Applegate Institutional Funds for the six months ended September 30, 2009 – Filed herewith.

(g)	Semi-Annual Report for Allianz Multi-Strategy Funds for the six months ended May 31, 2009 – Filed herewith.

(1)	Incorporated by reference to Registrant’s Amendment to its Registration Statement on Form N-1A, file no. 333-148624, filed February 27, 2008.
(2)	Incorporated by reference to Registrant’s Amendment to its Registration Statement on Form N-1A, file no. 333-148624, filed March 31, 2008.
(3)	Incorporated by reference to Registrant’s Amendment to its Registration Statement on Form N-1A, file no. 333-148624, filed July 15, 2008.
(4)	Incorporated by reference to Registrant’s Amendment to its Registration Statement on Form N-1A, file no. 333-148624, filed October 3, 2008.
(5)	Incorporated by reference to Registrant’s Amendment to its Registration Statement on Form N-1A, file no. 333-148624, filed December 17, 2008.
(6)	Incorporated by reference to Registrant’s Amendment to its Registration Statement on Form N-1A, file no. 333-148624, filed April 20, 2009.
(7)	Incorporated by reference to Registrant’s Amendment to its Registration Statement on Form N-1A, file no. 333-148624, filed May 27, 2009.

Item 17. Undertakings

(1)	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment of the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	Pursuant to the requirements of Form N-14, the undersigned undertakes to file, by post-effective amendment to this registration statement, an opinion of counsel supporting the tax matters and consequences to shareholders discussed in the Prospectus/Proxy Statement that is part of this registration statement within a reasonable time after receipt of such opinion.

NOTICE

A copy of the Agreement and Declaration of Allianz Funds Multi-Strategy Trust (the “Trust”), together with all amendments thereto, is on file with the Secretary of the Commonwealth of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trust by an officer of the Trust as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees of the Trust or shareholders of any series of the Trust individually but are binding only upon the assets and property of the Trust or the respective series.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, and the State of New York, on the 24th day of December, 2009.

ALLIANZ FUNDS MULTI-STRATEGY TRUST

By:	/s/ E. BLAKE MOORE, JR.
E. Blake Moore, Jr.
President and Chief Executive Officer

As required by the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Name	Capacity	Date

/s/ E. BLAKE MOORE, JR.	President and Chief Executive Officer	December 24, 2009
E. Blake Moore, Jr.

/s/ BRIAN S. SHLISSEL*	Treasurer and Principal Financial and Accounting Officer	December 24, 2009
Brian S. Shlissel

/s/ PAUL BELICA*	Trustee	December 24, 2009
Paul Belica

/s/ ROBERT E. CONNOR*	Trustee	December 24, 2009
Robert E. Connor

/s/ JAMES A. JACOBSON*	Trustee	December 24, 2009
James A. Jacobson

/s/ HANS W. KERTESS*	Trustee	December 24, 2009
Hans W. Kertess

/s/ JOHN C. MANEY*	Trustee	December 24, 2009
John C. Maney

/s/ WILLIAM B. OGDEN, IV*	Trustee	December 24, 2009
William B. Ogden, IV

Trustee
R. Peter Sullivan, III

*By:	/s/ E. BLAKE MOORE, JR.
E. Blake Moore, Jr.
Attorney-In-Fact

Date:	December 24, 2009

EXHIBIT INDEX

Exhibit No.	Exhibit Name

(11)	Opinion and Consent of Counsel

(14)	Consent of PricewaterhouseCoopers LLP

(16)	Powers of Attorney

(17)(a)	Form of Proxy Card

(17)(b)	Prospectus dated August 1, 2009 for Class I, Class II, Class III and Class IV Shares of Nicholas-Applegate Institutional Funds, as supplemented

(17)(d)	Annual Report for Class I, Class II, Class III & Class IV Shares of Nicholas-Applegate Institutional Funds for the year ended March 31, 2009

(17)(e)	Report to Shareholders of Nicholas-Applegate International Growth Fund for the period April 1, 2008 to November 30, 2008

(17)(f)	Semi-Annual Report for Class I, Class II, Class III & Class IV Shares of Nicholas-Applegate Institutional Funds for the six months ended September 30, 2009

(17)(g)	Semi-Annual Report for Allianz Multi-Strategy Funds for the six months ended May 31, 2009